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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8817

ING Equity Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

May 31, 2006

Classes A, B, C and Q

Principal Protection Funds

  ING Principal Protection Fund

  ING Principal Protection Fund II

  ING Principal Protection Fund III

  ING Principal Protection Fund IV

  ING Principal Protection Fund V

  ING Principal Protection Fund VI

  ING Principal Protection Fund VII

  ING Principal Protection Fund VIII

  ING Principal Protection Fund IX

  ING Principal Protection Fund X

  ING Principal Protection Fund XI

  ING Principal Protection Fund XII

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

I am happy to report that enthusiasm is continuing to thrive. We have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. This new Fund is among those that we launched in January, but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the Fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the Fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
July 20, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Fund Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2006

Investors in global equities gained 8.4% in the six months ended May 31, 2006, according to the Morgan Stanley Capital International (“MSCI”) World® Index(1) in dollars, including net reinvested dividends, almost matching the 8.8% six month return ended November 30, 2005 (returning 18.0% for the year ended May 31, 2006). But with just three weeks to go, after the best first calendar quarter since 1998, the gain had been over 15%. At that point, investors were gripped by fears that zealous, inflation fighting central banks would raise U.S. interest rates by more than enough to choke off the global growth enjoyed in recent years. And as May 2006 ended, the only question was whether the late slide was just a correction, or the start of something big. In currencies, the dollar could not maintain its strength from the six months ended November 30, 2005, as some of its main drivers ran out of steam, and in the six months ended May 31, 2006 slid 8.0%, 7.5% and 6.0% against the euro, pound and yen, respectively (falling 3.9%, 2.8% and gaining 3.8% against the euro, pound and yen, respectively for the year ended May 31, 2006).

For U.S. fixed-income investors, the major event of the six-month period ended May 31, 2006 was the retirement in January 2006 of Alan Greenspan after 18 years as Chairman of the Federal Reserve Board (“Fed”). Incoming Chairman Dr. Ben Bernanke quickly confirmed that he would maintain the inflation-fighting focus of his predecessor. Another fixed-income “event” was the sale in February 2006 of 30-year U.S. Treasury bonds for the first time since 2001. The sale went well; so well that its respective yield immediately fell below that of the 10-year U.S. Treasury note. In fact, by February 2006 month-end, the yield curve had slightly inverted along much of its range. However, this was short-lived as successive inflation reports repeatedly showed the core rate at or above the top of the Federal Open Market Committee’s (“FOMC”) comfort zone. The FOMC, now under Dr. Bernanke, raised rates for the fifteenth time in March 2006, dating back to June 2004 and for the sixteenth time in May 2006. Yet the minutes from the March 2006 meeting said that the end of the tightening cycle was near, and by the end of April 2006, Dr. Bernanke himself was openly hinting at a pause after May 2006. Meanwhile, the price of a barrel of oil had been making new records in April 2006, boosted by political concerns in Iran, Nigeria and Venezuela. The combination of inflationary pressures and the Fed about to go on hold lifted the yield on the 10-year U.S. Treasury through 5% for the first time in nearly four years, to its peak of 5.19% on May 12, 2006. The trend was broken the next day when a plunge in previously soaring commodity prices suggested a slowdown in world growth and then a few days later, after another stubbornly high core consumer price index (“CPI”) figure, a Fed official cast doubt on a FOMC pause. By month end, the curve was flattening again. For the six-month period ended May 31, 2006, the broad Lehman Brothers Aggregate Bond Index(2) of investment grade bond returns barely moved, rising just 1 basis point for the six months ended May 31, 2006 (falling 0.5% for the year ended May 31, 2006).

At the same time, the U.S. equities market in the form of the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3), gained 2.6% including dividends for the six months ended May 31, 2006, (gaining 8.6% for the year ended May 31, 2006), and traded at a price-to-earnings (“P/E”) ratio of 14.8 times earnings for the fiscal year ended May 31, 2006. Equities investors watched intently the ebb and flow of sentiment in the fixed-income market described above. Interest rate dynamics are of course a key driver of stock prices. With higher rates, more attractive bonds become an alternative investment. Rising interest rates eat into corporate profits and stifle investment. Consumers are discouraged from spending by higher borrowing and credit card costs and in particular, potential homebuyers think twice, keeping house prices down. The last point has been particularly important in recent years since rising house prices have made consumers feel wealthier and encouraged them to spend, even more than they were earning. The housing sector, measured by sales, construction, inventories and mortgage applications indeed weakened during the period, albeit choppily. Corporate profits were on track to complete their eleventh straight quarter of double-digit year-over-year growth but the trend was expected to fall. Gross domestic product (“GDP”) bounced back smartly in the first quarter of 2006, with growth of 5.3% after Hurricanes Katrina and Rita induced stumble in late 2005, but again deceleration was generally forecasted. Of prime importance to equity investors then, was that the Fed not to over shoot with its tightening and in turn, transform a slow down into a recession. Thus the hints emerging from March 2006, that the FOMC was nearly done drove the S&P 500® Index to a five-year high at its peak on May 5, 2006. But that was as good as it got. In the remaining days of the month, the combination of rekindled inflation

2

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2006

fears and a newly hawkish Fed took more away from the six-month return than it left.

In international markets, the pattern of results resembled those in the U.S., with improved market conditions undercut in May 2006 by new fears of globally rising interest rates. The scale was somewhat larger, however, based on MSCI indices in local currencies including net dividends. Japan equities rose 4.8% based on the MSCI Japan® Index(4) plus net dividends for the six months ended May 31, 2006, (42.8% for the year ended May 31, 2006) on a practically uninterrupted flow of reports showing the economy emerging from its protracted slump, but this was 10% less than the return on May 8, 2006. European ex UK markets ended 7% below their early May 2006 high, based on the MSCI Europe ex UK® Index(5) plus net dividends, but still held on to an 8.2% gain for the half-year (23.9% for the year ended May 31, 2006), supported by widespread merger and acquisition activity, despite uneven economic news and two 25 basis points interest rate increases. UK equities added 7.0% for the six months ended May 31, 2006 based on the MSCI UK® Index(6) plus net dividends, half of the return at the market peak near the end of April 2006, driven at least temporarily, by the large energy and materials sectors as commodity prices surged and by acquisition-prone financials (18.4% for the year ended May 31, 2006).

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index. Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING PRINCIPAL PROTECTION FUNDS	PORTFOLIO MANAGERS’ REPORT

During the Guarantee Period, the Funds seek to participate in favorable equity market conditions while preserving at least the principal amount of the Fund, as of the inception of the Guarantee Period. After the five year Guarantee Period, the Index Plus LargeCap Period begins. During this Period, the Fund will seek to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index while maintaining a risk profile consistent with the Index. At the end of the Guarantee Period, the guarantee will no longer apply. The Funds are managed by the following Portfolio Management Team with ING Investment Management Co., the Sub-Adviser:

Asset Allocation: Mary Ann Fernandez, CFA, Senior Vice President, serves as strategist for the Funds and is responsible for overseeing overall Fund strategy and the allocation of Fund Assets between the Equity and Fixed components.

Equity Component: Omar Aguilar, Portfolio Manager and Douglas K. Coté, Portfolio Manager, co-manage the Equity Component.

Fixed Component: The Fixed Component is managed by a team of fixed-income specialists led by James B. Kauffmann, Portfolio Manager.

Note: The Funds are closed to new deposits.

Performance: Listed below are the Class A share total returns of each Principal Protection Fund (“PPF”), excluding sales charges, the S&P 500® Index(1) and the Lehman Brothers 1-3 Year Government (“LB 1-3 Gov”) Index(2) for the year ended May 31, 2006:

PPF	2.22%
PPF II	1.74%
PPF III	1.35%
PPF IV	2.22%
PPF V	1.53%
PPF VI	1.18%
PPF VII	1.06%
PPF VIII	0.97%
PPF IX	1.25%
PPF X	0.72%
PPF XI	0.62%
PPF XII	(0.51)%
S&P 500 Index(1)	8.64%
LB 1-3 Gov Index(2)	1.87%

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

An investor cannot invest directly in an index.

Portfolio Specifics: Fund performance is driven by a combination of returns on the equity portfolio, returns on the bond portfolio, and the asset allocation between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Stocks are more volatile than bonds, an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to the maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The Funds’ allocations to equities and fixed income are dependent on these factors and the path they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Funds generally buy equities (and sell bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed income reduces the Funds’ ability to participate as fully in upward moving equity markets.

Principal Protection Funds, I-V

The Funds’ fixed income component outperformed the LB 1-3 Gov Index for the year ended May 31, 2006. All of the Funds hold a higher percentage of agency securities as compared to the Index. Over the period, agencies outperformed Treasuries, which helped performance. These Funds have shorter durations than the LB 1-3 Gov

4

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUNDS

Index, which also helped performance as shorter duration agencies and Treasury issues outperformed longer duration issues over the period.

The Funds’ equity component underperformed the S&P 500 Index due to adverse security selection, especially in the information technology and energy sectors. The Funds’ overweight in Archer-Daniels-Midland Co. helped results, as the stock was up 112% over the year. An overweight in Intel Corp. hurt results, as the stock fell 32% over that period. Allocation had a neutral impact on performance, with the benefit of our overweight in energy mostly erased by our underweight in financials. Overall sector exposures are by design quite close to the S&P 500 Index, so that nearly all of our relative performance comes from stock selection.

While we expect our statements to be accurate for each of the individual Funds within a series, this may not always be the case due to cash flow differences from Fund to Fund.

Principal Protection Fund VI-XII

The Funds’ fixed income component underperformed the LB 1-3 Gov Index for the twelve months ended May 31, 2006. All of the Funds hold a higher percentage of agency securities as compared to the Index. Over the period, agencies outperformed Treasuries, which helped performance. But these Funds have longer durations than the Index, which hurt performance as shorter duration agencies and Treasury issues outperformed longer duration issues over the period.

The Funds’ equity component underperformed the S&P 500 Index due to adverse security selection, especially in the information technology and energy sectors. The Funds’ overweight in Archer-Daniels-Midland Co. helped results, as the stock was up 112% over the year. An overweight in Intel Corp. hurt results, as the stock fell 32% over that period. Allocation had a neutral impact on performance, with the benefit of our overweight in energy mostly erased by our underweight in financials. Overall sector exposures are by design quite close to the S&P 500 Index, so that nearly all of our relative performance comes from stock selection.

While we expect our statements to be accurate for each of the individual Funds within a series, this may not always be the case due to cash flow differences from Fund to Fund.

Presented below is the asset allocation for each Fund as of May 31, 2006 as presented in the accompanying Portfolio of Investments as a percentage of net assets.

Asset Allocation
as of May 31, 2006
(as a percent of net assets)

	Fixed Income	Common Stock	Other Assets and Liabilities
PPF	81.8%	18.6%	(0.4)%
PPF II	83.6%	16.9%	(0.5)%
PPF III	78.2%	21.7%	0.1%
PPF IV	59.6%	40.3%	0.1%
PPF V	66.1%	34.3%	(0.4)%
PPF VI	66.8%	33.5%	(0.3)%
PPF VII	66.2%	33.3%	0.5%
PPF VIII	66.3%	34.2%	(0.5)%
PPF IX	61.1%	38.8%	0.1%
PPF X	57.2%	43.7%	(0.9)%
PPF XI	61.9%	38.5%	(0.4)%
PPF XII	63.3%	36.8%	(0.1)%

Outlook and Current Strategy: Gross domestic product (“GDP”) growth, which was unusually strong in the first quarter of 2006, is expected to decelerate to around 3% as the U.S. housing market continues to weaken and consumers cut back on spending in response to higher energy prices. At the same time, the risk of higher inflation has risen, with a tight labor market and high energy costs threatening to put upward pressure on wages and prices. Inexpensive imports, however, should help contain the pickup in inflation. The consensus among forecasters is that growth will remain positive and inflation subdued. In recent weeks, however, the market has begun to price in the possibility that other, less benign outcomes may occur, including higher inflation, a weaker-than-expected economy or both. Risk premiums appear to have risen in several markets, including small- and mid-cap stocks, emerging-market equities and credit-sensitive bonds. Allocations between equities and fixed income depend on our quantitative asset allocation model, which uses the factors mentioned above.

5

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Guarantee Period October 12, 2001
Including Sales Charge:
Class A(1)	(3.65)%	0.38%
Class B(2)	(3.62)%	0.30%
Class C(3)	0.39%	0.91%
Class Q	2.25%	1.75%
Excluding Sales Charge:
Class A	2.22%	1.67%
Class B	1.37%	0.92%
Class C	1.39%	0.91%
Class Q	2.25%	1.75%
S&P 500 Index(4)	8.64%	6.20	%(6)
Lehman Brothers 1-3 Year Government Index(5)	1.87%	2.66	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

(6) Since inception performance for the index is shown from October 1, 2001.

6

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND II

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Guarantee Period February 1, 2002
Including Sales Charge:
Class A(1)	(4.13)%	(0.14)%
Class B(2)	(4.03)%	(0.19)%
Class C(3)	(0.06)%	0.46%
Excluding Sales Charge:
Class A	1.74%	1.23%
Class B	0.90%	0.46%
Class C	0.92%	0.46%
S&P 500 Index(4)	8.64%	4.57%
Lehman Brothers 1-3 Year Government Index(5)	1.87%	2.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund II against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)         The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

7

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND III

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Guarantee Period June 6, 2002
Including Sales Charge:
Class A(1)	(4.49)%	(0.04)%
Class B(2)	(4.32)%	(0.27)%
Class C(3)	(0.36)%	0.68%
Excluding Sales Charge:
Class A	1.35%	1.46%
Class B	0.61%	0.70%
Class C	0.63%	0.68%
S&P 500 Index(4)	8.64%	6.35	%(6)
Lehman Brothers 1-3 Year Government Index(5)	1.87%	2.50	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund III against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expense. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

(6) Since inception performance for the index is shown from June 1, 2002.

8

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND IV

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Guarantee Period October 8, 2002
Including Sales Charge:
Class A(1)	(3.67)%	1.31%
Class B(2)	(3.59)%	1.14%
Class C(3)	0.48%	2.18%
Class Q	2.21%	3.02%
Excluding Sales Charge:
Class A	2.22%	2.96%
Class B	1.41%	2.19%
Class C	1.48%	2.18%
Class Q	2.21%	3.02%
S&P 500 Index(4)	8.64%	14.92	%(6)
Lehman Brothers 1-3 Year Government Index(5)	1.87%	1.81	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund IV against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expense. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

(6) Since inception performance for the index is shown from October 1, 2002.

9

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND V

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Guarantee Period January 23, 2003
Including Sales Charge:
Class A(1)	(4.27)%	0.47%
Class B(2)	(4.16)%	0.41%
Class C(3)	(0.26)%	1.51%
Excluding Sales Charge:
Class A	1.53%	2.26%
Class B	0.82%	1.55%
Class C	0.74%	1.51%
S&P 500 Index(4)	8.64%	14.64	%(6)
Lehman Brothers 1-3 Year Government Index(5)	1.87%	1.71	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund V against Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

(6) Since inception performance for the index is shown from February 1, 2003.

10

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND VI

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Guarantee Period April 24, 2003
Including Sales Charge:
Class A(1)	(4.62)%	(0.01)%
Class B(2)	(4.59)%	(0.09)%
Class C(3)	(0.50)%	1.15%
Excluding Sales Charge:
Class A	1.18%	1.92%
Class B	0.40%	1.16%
Class C	0.50%	1.15%
S&P 500 Index(4)	8.64%	13.18	%(6)
Lehman Brothers 1-3 Year Government Index(5)	1.87%	1.56	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund VI against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expense. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

(6) Since inception performance for the index is shown from May 1, 2003.

11

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND VII

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Guarantee Period June 30, 2003
Including Sales Charge:
Class A(1)	(4.74)%	(0.53)%
Class B(2)	(4.60)%	(0.60)%
Class C(3)	(0.67)%	0.72%
Excluding Sales Charge:
Class A	1.06%	1.50%
Class B	0.34%	0.74%
Class C	0.31%	0.72%
S&P 500 Index(4)	8.64%	11.50	%(6)
Lehman Brothers 1-3 Year Government Index(5)	1.87%	1.46	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund VII against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

(6) Since inception performance for the index is shown from July 1, 2003.

12

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND VIII

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Guarantee Period December 23, 2003
Including Sales Charge:
Class A(1)	(4.86)%	(1.00)%
Class B(2)	(4.82)%	(0.96)%
Class C(3)	(0.81)%	0.66%
Excluding Sales Charge:
Class A	0.97%	1.43%
Class B	0.13%	0.65%
Class C	0.18%	0.66%
S&P 500 Index(4)	8.64%	7.58	%(6)
Lehman Brothers 1-3 Year Government Index(5)	1.87%	1.53	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund VIII against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

(6) Since inception performance for the index is shown from January 1, 2004.

13

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND IX

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Guarantee Period April 22, 2004
Including Sales Charge:
Class A(1)	(4.53)%	(1.00)%
Class B(2)	(4.42)%	(0.81)%
Class C(3)	(0.36)%	1.11%
Excluding Sales Charge:
Class A	1.25%	1.82%
Class B	0.51%	1.07%
Class C	0.64%	1.11%
S&P 500 Index(4)	8.64%	8.80	%(6)
Lehman Brothers 1-3 Year Government Index(5)	1.87%	1.74	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund IX against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

(6) Since inception performance for the index is shown from May 1, 2004.

14

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND X

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Guarantee Period August 17, 2004
Including Sales Charge:
Class A(1)	(5.11)%	(0.91)%
Class B(2)	(4.91)%	(1.13)%
Class C(3)	(1.04)%	1.63%
Excluding Sales Charge:
Class A	0.72%	2.42%
Class B	(0.08)%	1.62%
Class C	(0.07)%	1.63%
S&P 500 Index(4)	8.64%	10.35	%(6)
Lehman Brothers 1-3 Year Government Index(5)	1.87%	1.48	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund X against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

(6) Since inception performance for the index is shown from September 1, 2004.

15

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND XI

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Guarantee Period November 18, 2004
Including Sales Charge:
Class A(1)	(5.17)%	(3.46)%
Class B(2)	(5.21)%	(3.66)%
Class C(3)	(1.19)%	(0.36)%
Excluding Sales Charge:
Class A	0.62%	0.34%
Class B	(0.27)%	(0.41)%
Class C	(0.20)%	(0.36)%
S&P 500 Index(4)	8.64%	7.38	%(6)
Lehman Brothers 1-3 Year Government Index(5)	1.87%	1.89	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund XI against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

(6) Since inception performance for the index is shown from December 1, 2004.

16

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND XII

Average Annual Total Returns for the Period Ended May 31, 2006

	1 Year	Since Inception of Guarantee Period February16, 2005
Including Sales Charge:
Class A(1)	(6.22)%	(4.88)%
Class B(2)	(6.00)%	(4.92)%
Class C(3)	(2.14)%	(1.13)%
Excluding Sales Charge:
Class A	(0.51)%	(0.40)%
Class B	(1.11)%	(1.10)%
Class C	(1.16)%	(1.13)%
S&P 500 Index(4)	8.64%	6.37	%(6)
Lehman Brothers 1-3 Year Government Index(5)	1.87%	2.28	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund XII against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation.

(6) Since inception performance for the index is shown from March 1, 2005.

17

INVESTMENT STRATEGY AND PRINCIPAL RISKS

What is the Investment Strategy During the Guarantee Period?

The Funds undertake (“Payment Undertaking”) that on the Guarantee Maturity Date specified in the Prospectus, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder’s account as of the inception of the Guarantee Period, less certain expenses not covered by the Expense Limitation Agreement (“Guaranteed Amount”), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. Note: An investor must act on the Guarantee Maturity Date in order to receive the Guaranteed Amount.

The Funds do not implement an “investment strategy” in any conventional sense. Rather, the Funds’ asset allocation strategy seeks to optimize the exposure of the Funds to the Equity Component while protecting the Funds’ assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Payment Undertaking. The Funds allocate their assets among the following asset classes during the Guarantee Period:

•                  During the Guarantee Period, the Funds’ assets will be allocated between the:

•                  Equity Component, consisting primarily of common stocks included in the S&P 500 Index and futures contracts on the S&P 500 Index; and the

•                  Fixed Component, consisting primarily of short- to intermediate-duration U.S. government securities.

The Funds’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that payment under the Payment Undertaking will be required. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the Funds.

How Does the Funds’ Asset Allocation work?

The Funds use a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Funds, the then prevailing level of interest rates, equity market volatility, the Funds’ total annual expenses, and the Maturity Date. The model determined the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.

Equity Component: The Funds will employ an enhanced index strategy. This means that the Funds invest at least 80% of the Equity Component’s net assets in stocks included in the S&P 500 Index although the weightings of the stocks will vary somewhat from their respective weightings in the Index. The Equity Component may also include up to 20% of its assets in S&P 500 Index futures contracts. The Funds may use futures for hedging purposes, but may only use futures on the S&P 500 Index and U.S. Treasury securities.

If the Equity Component’s market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500 Index, the Portfolio Manager may invest the entire amount of the Equity Component’s assets in S&P 500 Index futures, in exchange traded funds (“ETFs”), or in a combination of S&P 500 Index futures and ETFs, subject to any limitation on the Funds’ investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Funds’ Portfolio Manager will not employ an enhanced index strategy when it invests in S&P 500 Index futures and ETFs.

Fixed Component: The Funds look to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. government and its agencies or instrumentalities of a short- to intermediate duration. Duration refers to the sensitivity of fixed income securities to interest rate changes. Generally, fixed income securities with shorter durations are less sensitive to changes in interest rates. These U.S. government securities

18

INVESTMENT STRATEGY AND PRINCIPAL RISKS (CONTINUED)

include STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by Standard & Poor’s (“S&P”) and/or Aa3 or higher by Moody’s Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.

What Are the Principal Guarantee Period Risks?

Allocation Risk: If at the inception of, or at any time during, the Guarantee Period interest rates are low, the Funds’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that a payment would be required under the Payment Undertaking. The effect of low interest rates on the Funds would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Funds’ assets may become largely invested in the Fixed Component. If the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Funds would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Funds’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Opportunity Costs: The Funds may allocate a substantial portion, and under certain circumstances all, of the Fund’s assets to the Fixed Component in order to conserve the Funds’ assets to a level equal to or above the present value of the Payment Undertaking. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Funds’ assets. If the market value of the Equity Component rises, the percentage of the Funds’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Funds will affect these allocations. For example, if the Funds incur early losses, the Funds may allocate 100% of the Funds’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the Funds participate in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Funds, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Fund and other factors. The Funds might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

Worse Case Scenarios for the Funds’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee period: (a) the Funds’ NAVs decrease; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Funds’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Investing in Stocks: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Sub-Adviser’s skill in determining which securities to overweight, underweight or avoid altogether.

Investing in Bonds: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the Funds must distribute substantially all of their net income (including non-cash income attributable to zero coupon securities) to their shareholders each year for

19

INVESTMENT STRATEGY AND PRINCIPAL RISKS (CONTINUED)

income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the Funds may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy their distribution requirements.

Use of Futures: While the use of futures contracts by the Funds can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the Funds as a whole, it adds to the Funds’ expense and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.

Risks of Using Derivatives: Certain securities in which the Funds may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount due, the Funds can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Funds’ share prices to decline. Markets of underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Funds’ realizing a lower return than expected on an investment.

Transaction Costs and Taxes: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the Funds during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Funds, may increase the Funds’ transaction costs.

The asset allocation process and sale of fixed-income securities in connection with the transition period may also result in the realization of additional gains to the Funds and may therefore also increase the tax liability of shareholders. The Funds will distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Funds.

For further information on the Funds’ Investment Strategy and Risks, please refer to your Prospectus and Statement of Additional Information.

20

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2005 to May 31, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING Principal Protection Fund
Actual Fund Return
Class A	$1,000.00	$1,011.90	1.65%	$ 8.28
Class B	1,000.00	1,007.60	2.40	12.01
Class C	1,000.00	1,007.70	2.40	12.01
Class Q	1,000.00	1,011.20	1.62	8.12
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.70	1.65%	$ 8.30
Class B	1,000.00	1,012.96	2.40	12.04
Class C	1,000.00	1,012.96	2.40	12.04
Class Q	1,000.00	1,016.85	1.62	8.15

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

21

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING Principal Protection Fund II
Actual Fund Return
Class A	$1,000.00	$1,010.00	1.63%	$ 8.17
Class B	1,000.00	1,005.90	2.38	11.90
Class C	1,000.00	1,006.10	2.38	11.90
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.80	1.63%	$ 8.20
Class B	1,000.00	1,013.06	2.38	11.94
Class C	1,000.00	1,013.06	2.38	11.94

ING Principal Protection Fund III
Actual Fund Return
Class A	$1,000.00	$1,007.30	1.67%	$ 8.36
Class B	1,000.00	1,004.10	2.42	12.09
Class C	1,000.00	1,004.20	2.42	12.09
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.60	1.67%	$ 8.40
Class B	1,000.00	1,012.86	2.42	12.14
Class C	1,000.00	1,012.86	2.42	12.14

ING Principal Protection Fund IV
Actual Fund Return
Class A	$1,000.00	$1,006.80	1.64%	$ 8.21
Class B	1,000.00	1,002.60	2.39	11.93
Class C	1,000.00	1,002.30	2.39	11.93
Class Q	1,000.00	1,005.80	1.61	8.05
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.75	1.64%	$ 8.25
Class B	1,000.00	1,013.01	2.39	11.99
Class C	1,000.00	1,013.01	2.39	11.99
Class Q	1,000.00	1,016.90	1.61	8.10

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

22

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING Principal Protection Fund V
Actual Fund Return
Class A	$1,000.00	$1,005.10	1.64%	$ 8.20
Class B	1,000.00	1,002.10	2.39	11.93
Class C	1,000.00	1,001.30	2.39	11.93
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.75	1.64%	$ 8.25
Class B	1,000.00	1,013.01	2.39	11.99
Class C	1,000.00	1,013.01	2.39	11.99

ING Principal Protection Fund VI
Actual Fund Return
Class A	$1,000.00	$1,003.70	1.70%	$ 8.49
Class B	1,000.00	1,000.00	2.45	12.22
Class C	1,000.00	1,000.90	2.45	12.22
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.45	1.70%	$ 8.55
Class B	1,000.00	1,012.72	2.45	12.29
Class C	1,000.00	1,012.72	2.45	12.29

ING Principal Protection Fund VII
Actual Fund Return
Class A	$1,000.00	$1,003.50	1.75%	$ 8.74
Class B	1,000.00	1,000.30	2.50	12.47
Class C	1,000.00	1,000.10	2.50	12.47
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.21	1.75%	$ 8.80
Class B	1,000.00	1,012.47	2.50	12.54
Class C	1,000.00	1,012.47	2.50	12.54

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

23

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING Principal Protection Fund VIII
Actual Fund Return
Class A	$1,000.00	$1,001.70	1.53%	$ 7.64
Class B	1,000.00	998.30	2.28	11.36
Class C	1,000.00	998.80	2.28	11.36
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.30	1.53%	$ 7.70
Class B	1,000.00	1,013.56	2.28	11.45
Class C	1,000.00	1,013.56	2.28	11.45

ING Principal Protection Fund IX
Actual Fund Return
Class A	$1,000.00	$1,002.50	1.33%	$ 6.64
Class B	1,000.00	998.20	2.08	10.36
Class C	1,000.00	998.40	2.08	10.36
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.33%	$ 6.69
Class B	1,000.00	1,014.56	2.08	10.45
Class C	1,000.00	1,014.56	2.08	10.45

ING Principal Protection Fund X
Actual Fund Return
Class A	$1,000.00	$1,000.30	1.30%	$ 6.48
Class B	1,000.00	996.20	2.05	10.20
Class C	1,000.00	996.30	2.05	10.20
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.45	1.30%	$ 6.54
Class B	1,000.00	1,014.71	2.05	10.30
Class C	1,000.00	1,014.71	2.05	10.30

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

24

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING Principal Protection Fund XI
Class A	$1,000.00	$ 999.10	1.43%	$ 7.13
Class B	1,000.00	996.30	2.18	10.85
Class C	1,000.00	996.00	2.18	10.85
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.43%	$ 7.19
Class B	1,000.00	1,014.06	2.18	10.95
Class C	1,000.00	1,014.06	2.18	10.95

ING Principal Protection Fund XII
Actual Fund Return
Class A	$1,000.00	$ 996.90	1.75%	$ 8.71
Class B	1,000.00	994.90	2.50	12.43
Class C	1,000.00	993.40	2.50	12.42
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.21	1.75%	$ 8.80
Class B	1,000.00	1,012.47	2.50	12.54
Class C	1,000.00	1,012.47	2.50	12.54

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
ING Equity Trust

We have audited the accompanying statements of assets and liabilities of ING Principal Protection Fund, and ING Principal Protection Funds II, III, IV, V, VI, VII, VIII, IX, X, XI, and XII, each a series of ING Equity Trust, including the portfolios of investments, as of May 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Principal Protection Fund, and ING Principal Protection Funds II, III, IV, V, VI, VII, VIII, IX, X, XI, and XII as of May 31, 2006, and the results of their operations, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 27, 2006

26

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING Principal Protection Fund	ING Principal Protection Fund II	ING Principal Protection Fund III	ING Principal Protection Fund IV
ASSETS:
Investments in securities at value*	$157,097,448	$230,950,560	$178,879,512	$360,997,238
Repurchase agreement	1,599,000	1,866,000	1,101,000	2,447,000
Cash	—	893	625	898
Receivables:
Investment securities sold	—	—	1,144,680	1,978,032
Dividends and interest	72,024	86,163	86,344	358,676
Prepaid expenses	2,196	3,429	2,520	5,435
Total assets	158,770,668	232,907,045	181,214,681	365,787,279

LIABILITIES:
Payable for fund shares redeemed	299,294	628,465	504,579	953,556
Payable to affiliates	250,681	369,538	287,658	587,147
Payable to custodian due to bank overdraft	844	—	—	—
Payable for trustee fees	11,112	14,434	10,411	9,504
Other accrued expenses and liabilities	172,094	205,966	169,181	271,180
Total liabilities	734,025	1,218,403	971,829	1,821,387
NET ASSETS	$158,036,643	$231,688,642	$180,242,852	$363,965,892

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$162,481,541	$253,415,503	$189,051,699	$325,955,703
Undistributed net investment income	1,073,059	2,053,888	1,372,713	586,346
Accumulated net realized gain (loss) on investments	(12,812,922)	(31,972,269)	(18,715,112)	2,781,051
Net unrealized appreciation on investments	7,294,965	8,191,520	8,533,552	34,642,792
NET ASSETS	$158,036,643	$231,688,642	$180,242,852	$363,965,892

* Cost of investments in securities	$149,802,483	$222,759,040	$170,345,960	$326,354,446

See Accompanying Notes to Financial Statements

27

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING Principal Protection Fund	ING Principal Protection Fund II	ING Principal Protection Fund III	ING Principal Protection Fund IV
Class A:
Net assets	$12,042,885	$15,939,936	$12,955,377	$19,417,733
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,226,766	1,674,901	1,339,351	1,856,394
Net asset value and redemption price per share	$9.82	$9.52	$9.67	$10.46
Maximum offering price per share (5.75%)(1)	$10.42	$10.10	$10.26	$11.10

Class B:
Net assets	$132,610,892	$189,656,712	$151,764,597	$305,370,139
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	13,534,615	19,970,444	15,729,303	29,268,682
Net asset value and redemption price per share(2)	$9.80	$9.50	$9.65	$10.43
Maximum offering price per share	$9.80	$9.50	$9.65	$10.43

Class C:
Net assets	$13,294,310	$26,091,994	$15,522,878	$38,845,537
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,350,916	2,734,841	1,601,182	3,709,721
Net asset value and redemption price per share(2)	$9.84	$9.54	$9.69	$10.47
Maximum offering price per share	$9.84	$9.54	$9.69	$10.47

Class Q:
Net assets	$88,556	n/a	n/a	$332,483
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$0.01	n/a	n/a	$0.01
Shares outstanding	8,956	n/a	n/a	31,653
Net asset value and redemption price per share	$9.89	n/a	n/a	$10.50
Maximum offering price per share	$9.89	n/a	n/a	$10.50

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

28

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING Principal Protection Fund V	ING Principal Protection Fund VI	ING Principal Protection Fund VII	ING Principal Protection Fund VIII
ASSETS:
Investments in securities at value*	$292,356,161	$264,753,551	$131,871,135	$83,454,392
Repurchase agreement	3,571,000	2,641,000	567,000	847,000
Cash	646	829	120	544
Receivables:
Investment securities sold	9,000,198	—	1,135,750	—
Dividends and interest	255,346	213,145	104,190	70,358
Prepaid expenses	4,444	3,966	1,966	1,249
Reimbursement due from manager	—	—	9,117	—
Total assets	305,187,795	267,612,491	133,689,278	84,373,543

LIABILITIES:
Payable for investment securities purchased	9,220,860	—	—	—
Payable for fund shares redeemed	627,694	423,653	314,110	231,471
Payable to affiliates	471,766	429,443	215,904	121,515
Payable for trustee fees	11,514	13,769	5,125	2,022
Other accrued expenses and liabilities	230,771	201,034	105,908	123,375
Total liabilities	10,562,605	1,067,899	641,047	478,383
NET ASSETS	$294,625,190	$266,544,592	$133,048,231	$83,895,160

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$295,452,931	$269,528,238	$136,823,183	$85,322,169
Undistributed net investment income (accumulated net investment loss)	698,722	613,731	—	328,270
Accumulated net realized gain (loss) on investments	499,360	(606,365)	(1,249,269)	(589,168)
Net unrealized depreciation on investments	(2,025,823)	(2,991,012)	(2,525,683)	(1,166,111)
NET ASSETS	$294,625,190	$266,544,592	$133,048,231	$83,895,160

* Cost of investments in securities	$294,381,984	$267,744,563	$134,396,818	$84,620,503

See Accompanying Notes to Financial Statements

29

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING Principal Protection Fund V	ING Principal Protection Fund VI	ING Principal Protection Fund VII	ING Principal Protection Fund VIII
Class A:
Net assets	$20,693,983	$15,633,953	$7,735,915	$9,964,580
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,098,203	1,587,241	796,762	1,012,805
Net asset value and redemption price per share	$9.86	$9.85	$9.71	$9.84
Maximum offering price per share (5.75%)(1)	$10.46	$10.45	$10.30	$10.44

Class B:
Net assets	$252,729,894	$229,091,774	$113,102,391	$64,585,707
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	25,670,491	23,295,717	11,581,929	6,568,352
Net asset value and redemption price per share(2)	$9.85	$9.83	$9.77	$9.83
Maximum offering price per share	$9.85	$9.83	$9.77	$9.83

Class C:
Net assets	$21,201,313	$21,818,865	$12,209,925	$9,344,873
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,145,278	2,209,059	1,250,165	946,876
Net asset value and redemption price per share(2)	$9.88	$9.88	$9.77	$9.87
Maximum offering price per share	$9.88	$9.88	$9.77	$9.87

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

30

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING Principal Protection Fund IX	ING Principal Protection Fund X	ING Principal Protection Fund XI	ING Principal Protection Fund XII
ASSETS:
Investments in securities at value*	$59,702,814	$49,862,752	$34,298,009	$16,430,709
Repurchase agreement	444,000	328,000	261,000	160,000
Cash	232	764	562	66
Receivables:
Investment securities sold	376,577	—	—	—
Dividends and interest	57,644	51,155	30,933	14,446
Prepaid expenses	872	690	470	2,454
Reimbursement due from manager	—	—	—	10,782
Total assets	60,582,139	50,243,361	34,590,974	16,618,457

LIABILITIES:
Payable for fund shares redeemed	212,176	361,698	66,260	3,978
Payable to affiliates	87,829	70,369	61,836	23,061
Payable for trustee fees	8,432	2,360	4,905	940
Other accrued expenses and liabilities	93,959	54,485	31,255	15,491
Total liabilities	402,396	488,912	164,256	43,470
NET ASSETS	$60,179,743	$49,754,449	$34,426,718	$16,574,987

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$60,185,918	$49,905,569	$34,880,429	$16,998,930
Undistributed net investment income	331,066	254,332	206,700	76,494
Accumulated net realized loss on investments	(55,301)	(46,547)	(188,926)	(271,223)
Net unrealized depreciation on investments	(281,940)	(358,905)	(471,485)	(229,214)
NET ASSETS	$60,179,743	$49,754,449	$34,426,718	$16,574,987

* Cost of investments in securities	$59,984,754	$50,221,657	$34,769,494	$16,659,923

See Accompanying Notes to Financial Statements

31

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING Principal Protection Fund IX	ING Principal Protection Fund X	ING Principal Protection Fund XI	ING Principal Protection Fund XII
Class A:
Net assets	$6,310,777	$8,986,485	$6,782,638	$3,051,203
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	634,025	908,633	686,835	311,878
Net asset value and redemption price per share	$9.95	$9.89	$9.88	$9.78
Maximum offering price per share (5.75%)(1)	$10.56	$10.49	$10.48	$10.38

Class B:
Net assets	$47,195,663	$34,312,010	$22,907,357	$10,748,428
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	4,752,299	3,478,922	2,326,930	1,102,908
Net asset value and redemption price per share(2)	$9.93	$9.86	$9.84	$9.75
Maximum offering price per share	$9.93	$9.86	$9.84	$9.75

Class C:
Net assets	$6,673,303	$6,455,954	$4,736,723	$2,775,356
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	669,663	652,560	480,942	284,579
Net asset value and redemption price per share(2)	$9.97	$9.89	$9.85	$9.75
Maximum offering price per share	$9.97	$9.89	$9.85	$9.75

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

32

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2006

	ING Principal Protection Fund	ING Principal Protection Fund II	ING Principal Protection Fund III	ING Principal Protection Fund IV
INVESTMENT INCOME:
Dividends	$637,702	$728,113	$806,595	$3,339,273
Interest	6,778,829	11,126,401	7,987,396	8,335,291
Total investment income	7,416,531	11,854,514	8,793,991	11,674,564

EXPENSES:
Investment management fees	1,496,853	2,200,384	1,711,091	3,445,701
Distribution and service fees:
Class A	36,590	50,677	39,486	63,684
Class B	1,539,556	2,195,179	1,773,417	3,530,696
Class C	183,812	352,546	207,032	515,892
Class Q	334	11	117	1,449
Transfer agent fees:
Class A	13,509	18,060	15,975	20,665
Class B	143,151	196,128	179,580	286,894
Class C	16,857	31,372	20,913	41,835
Class Q	86	—	21	280
Administrative service fees	187,105	275,046	213,884	430,709
Shareholder reporting expense	23,686	8,250	39,700	84,373
Registration fees	267	444	292	536
Professional fees	29,158	44,675	37,010	86,095
Custody and accounting expense	29,950	50,932	40,175	83,950
Trustee fees	9,133	7,541	1,825	16,425
Interest expense	—	—	—	2,241
Guarantee fees	617,452	907,659	705,826	1,421,353
Miscellaneous expense	15,374	20,555	19,691	32,983
Total expenses	4,342,873	6,359,459	5,006,035	10,065,761
Net investment income	3,073,658	5,495,055	3,787,956	1,608,803

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	2,154,158	1,449,024	2,085,296	9,615,969
Net change in unrealized depreciation on investments	(2,493,923)	(4,369,505)	(4,293,824)	(3,897,102)
Net realized and unrealized gain (loss) on investments	(339,765)	(2,920,481)	(2,208,528)	5,718,867
Increase in net assets resulting from operations	$2,733,893	$2,574,574	$1,579,428	$7,327,670

See Accompanying Notes to Financial Statements

33

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2006

	ING Principal Protection Fund V	ING Principal Protection Fund VI	ING Principal Protection Fund VII	ING Principal Protection Fund VIII
INVESTMENT INCOME:
Dividends	$2,337,099	$1,969,584	$973,037	$674,548
Interest	7,775,464	7,459,563	3,193,574	2,575,310
Total investment income	10,112,563	9,429,147	4,166,611	3,249,858

EXPENSES:
Investment management fees	2,809,398	2,565,433	1,326,018	666,636
Distribution and service fees:
Class A	62,677	51,879	27,974	33,556
Class B	2,967,668	2,694,497	1,354,914	768,175
Class C	293,367	304,772	190,708	145,104
Transfer agent fees:
Class A	20,358	22,903	8,374	8,966
Class B	241,234	297,529	100,760	51,179
Class C	23,805	33,630	14,291	9,718
Administrative service fees	351,172	320,676	165,751	104,749
Shareholder reporting expense	75,815	50,134	28,655	35,403
Registration fees	376	446	2	—
Professional fees	72,610	69,274	27,757	21,772
Custody and accounting expense	67,505	70,120	37,365	36,480
Trustee fees	14,965	20,015	4,665	3,347
Guarantee fees	1,158,877	1,058,242	546,983	345,676
Miscellaneous expense	28,052	25,055	16,120	9,902
Total expenses	8,187,879	7,584,605	3,850,337	2,240,663
Net recouped fees	—	—	210,585	—
Net expenses	8,187,879	7,584,605	4,060,922	2,240,663
Net investment income	1,924,684	1,844,542	105,689	1,009,195

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	5,247,979	4,572,364	1,093,566	1,411,290
Net change in unrealized depreciation on investments	(3,656,357)	(4,359,199)	(415,096)	(1,918,813)
Net realized and unrealized gain (loss) on investments	1,591,622	213,165	678,470	(507,523)
Increase in net assets resulting from operations	$3,516,306	$2,057,707	$784,159	$501,672

See Accompanying Notes to Financial Statements

34

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2006

	ING Principal Protection Fund IX	ING Principal Protection Fund X	ING Principal Protection Fund XI	ING Principal Protection Fund XII
INVESTMENT INCOME:
Dividends	$532,773	$464,075	$269,012	$132,017
Interest	1,792,093	1,272,602	1,038,574	562,490
Other income	86,692	65,300	—	—
Total investment income	2,411,558	1,801,977	1,307,586	694,507

EXPENSES:
Investment management fees	470,259	386,006	257,494	130,442
Distribution and service fees:
Class A	19,875	29,607	20,234	9,757
Class B	535,087	388,548	259,091	121,095
Class C	111,637	82,947	63,277	45,024
Transfer agent fees:
Class A	5,889	7,699	4,605	3,522
Class B	39,591	25,261	14,735	10,846
Class C	8,302	5,392	3,604	4,082
Administrative service fees	72,622	58,992	40,330	20,514
Shareholder reporting expense	30,839	16,425	9,600	6,056
Registration fees	78	2,785	807	4,461
Professional fees	14,426	11,450	13,125	10,445
Custody and accounting expense	23,777	27,375	18,288	17,099
Trustee fees	3,650	3,640	3,650	1,349
Offering expense	—	—	34,271	62,780
Interest expense	—	973	—	—
Guarantee fees	239,653	194,675	133,090	67,698
Miscellaneous expense	7,024	5,881	3,044	2,975
Total expenses	1,582,709	1,247,656	879,245	518,145
Net recouped (waived and reimbursed) fees	—	—	489	(34,400)
Net expenses	1,582,709	1,247,656	879,734	483,745
Net investment income	828,849	554,321	427,852	210,762

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	919,682	911,476	6,005	(146,921)
Net change in unrealized depreciation on investments	(1,164,339)	(1,307,624)	(420,549)	(238,355)
Net realized and unrealized loss on investments	(244,657)	(396,148)	(414,544)	(385,276)
Increase (decrease) in net assets resulting from operations	$584,192	$158,173	$13,308	$(174,514)

See Accompanying Notes to Financial Statements

35

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection Fund		ING Principal Protection Fund II
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$3,073,658	$4,084,202	$5,495,055	$7,105,702
Net realized gain on investments	2,154,158	2,615,270	1,449,024	1,520,788
Net change in unrealized depreciation on investments	(2,493,923)	(4,544,042)	(4,369,505)	(5,341,504)
Net increase in net assets resulting from operations	2,733,893	2,155,430	2,574,574	3,284,986

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(349,033)	(564,345)	(606,451)	(866,398)
Class B	(2,492,934)	(3,355,370)	(4,851,955)	(5,524,028)
Class C	(260,958)	(477,836)	(695,042)	(1,035,340)
Class Q	(2,075)	(13,669)	(157)	(820)
Total distributions	(3,105,000)	(4,411,220)	(6,153,605)	(7,426,586)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	2,420,778	3,465,396	4,621,928	5,578,637
Cost of shares redeemed	(65,261,064)	(89,757,722)	(89,960,600)	(117,928,323)
Net decrease in net assets resulting from capital share transactions	(62,840,286)	(86,292,326)	(85,338,672)	(112,349,686)
Net decrease in net assets	(63,211,393)	(88,548,116)	(88,917,703)	(116,491,286)

NET ASSETS:
Beginning of year	221,248,036	309,796,152	320,606,345	437,097,631
End of year	$158,036,643	$221,248,036	$231,688,642	$320,606,345
Undistributed net investment income at end of year	$1,073,059	$1,106,403	$2,053,888	$2,714,668

See Accompanying Notes to Financial Statements

36

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection Fund III		ING Principal Protection Fund IV
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$3,787,956	$5,139,102	$1,608,803	$3,009,371
Net realized gain on investments	2,085,296	2,697,334	9,615,969	3,775,685
Net change in unrealized appreciation or depreciation on investments	(4,293,824)	(4,392,127)	(3,897,102)	4,730,365
Net increase in net assets resulting from operations	1,579,428	3,444,309	7,327,670	11,515,421

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(442,133)	(626,977)	(304,273)	(541,895)
Class B	(3,553,871)	(4,298,629)	(1,378,985)	(1,996,564)
Class C	(366,846)	(636,967)	(139,848)	(250,943)
Class Q	(656)	(15,845)	(2,643)	(12,757)
Net realized gains:
Class A	—	—	(280,125)	(298,219)
Class B	—	—	(3,836,026)	(3,165,176)
Class C	—	—	(557,469)	(563,441)
Class Q	—	—	(3,603)	(6,785)
Total distributions	(4,363,506)	(5,578,418)	(6,502,972)	(6,835,780)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	3,457,898	4,415,082	5,249,484	5,522,092
Cost of shares redeemed	(69,851,899)	(86,677,469)	(131,418,398)	(159,304,222)
Net decrease in net assets resulting from capital shares transactions	(66,394,001)	(82,262,387)	(126,168,914)	(153,782,130)
Net decrease in net assets	(69,178,079)	(84,396,496)	(125,344,216)	(149,102,489)

NET ASSETS:
Beginning of year	249,420,931	333,817,427	489,310,108	638,412,597
End of year	$180,242,852	$249,420,931	$363,965,892	$489,310,108
Undistributed net investment income at end of year	$1,372,713	$1,950,693	$586,346	$814,477

See Accompanying Notes to Financial Statements

37

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection Fund V		ING Principal Protection Fund VI
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$1,924,684	$2,979,794	$1,844,542	$2,776,887
Net realized gain (loss) on investments	5,247,979	2,631,468	4,572,364	(772,964)
Net change in unrealized appreciation or depreciation on investments	(3,656,357)	4,240,727	(4,359,199)	6,431,682
Net increase in net assets resulting from operations	3,516,306	9,851,989	2,057,707	8,435,605

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(331,351)	(496,879)	(278,750)	(538,200)
Class B	(1,692,973)	(2,356,996)	(1,620,295)	(2,142,456)
Class C	(113,799)	(218,543)	(116,796)	(220,499)
Class Q	—	—	—	(4,268)
Net realized gains:
Class A	(154,695)	(1,227,769)	—	(1,209,669)
Class B	(1,895,967)	(12,976,224)	—	(11,356,416)
Class C	(183,280)	(1,686,942)	—	(1,728,708)
Class Q	—	—	—	(9,329)
Total distributions	(4,372,065)	(18,963,353)	(2,015,841)	(17,209,545)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	3,872,500	16,736,893	1,753,765	14,729,000
Cost of shares redeemed	(110,827,280)	(114,369,592)	(104,017,977)	(118,525,057)
Net decrease in net assets resulting from capital shares transactions	(106,954,780)	(97,632,699)	(102,264,212)	(103,796,057)
Net decrease in net assets	(107,810,539)	(106,744,063)	(102,222,346)	(112,569,997)

NET ASSETS:
Beginning of year	402,435,729	509,179,792	368,766,938	481,336,935
End of year	$294,625,190	$402,435,729	$266,544,592	$368,766,938
Undistributed net investment income at end of year	$698,722	$919,324	$613,731	$791,151

See Accompanying Notes to Financial Statements

38

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection Fund VII		ING Principal Protection Fund VIII
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$105,689	$1,196,862	$1,009,195	$1,498,164
Net realized gain (loss) on investments	1,093,566	2,174,124	1,411,290	(737,866)
Net change in unrealized appreciation or depreciation on investments	(415,096)	1,470,857	(1,918,813)	2,805,913
Net increase in net assets resulting from operations	784,159	4,841,843	501,672	3,566,211

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(112,345)	(279,134)	(276,502)	(350,012)
Class B	(271,116)	(1,424,159)	(871,171)	(866,225)
Class C	(15,429)	(204,609)	(104,486)	(250,269)
Net realized gains:
Class A	(160,064)	(268,658)	—	(237,529)
Class B	(1,930,526)	(2,577,457)	—	(1,222,220)
Class C	(275,583)	(507,137)	—	(367,805)
Total distributions	(2,765,063)	(5,261,154)	(1,252,159)	(3,294,060)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	2,388,926	4,485,076	1,033,852	2,590,663
Cost of shares redeemed	(60,550,050)	(59,182,378)	(39,972,547)	(40,351,918)
Net decrease in net assets resulting from capital share transactions	(58,161,124)	(54,697,302)	(38,938,695)	(37,761,255)
Net decrease in net assets	(60,142,028)	(55,116,613)	(39,689,182)	(37,489,104)

NET ASSETS:
Beginning of year	193,190,259	248,306,872	123,584,342	161,073,446
End of year	$133,048,231	$193,190,259	$83,895,160	$123,584,342
Undistributed net investment income (accumulated net investment loss) at end of year	$—	$232,239	$328,270	$573,299

See Accompanying Notes to Financial Statements

39

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection Fund IX		ING Principal Protection Fund X
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$828,849	$930,582	$554,321	$377,583
Net realized gain (loss) on investments	919,682	(112,019)	911,476	931,101
Net change in unrealized appreciation or depreciation on investments	(1,164,339)	1,879,196	(1,307,624)	947,961
Net increase in net assets resulting from operations	584,192	2,697,759	158,173	2,256,645

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(141,810)	(250,558)	(177,871)	(112,429)
Class B	(579,735)	(506,813)	(255,442)	(176,671)
Class C	(90,167)	(151,384)	(31,658)	(56,784)
Net realized gains:
Class A	(55,114)	(57,695)	(331,309)	(60,726)
Class B	(375,522)	(207,646)	(1,060,255)	(170,931)
Class C	(78,108)	(64,544)	(216,574)	(52,496)
Total distributions	(1,320,456)	(1,238,640)	(2,073,109)	(630,037)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	—	—	54,819,774
Dividends reinvested	1,148,431	992,642	1,773,725	524,824
	1,148,431	992,642	1,773,725	55,344,598
Cost of shares redeemed	(23,397,901)	(27,756,749)	(18,801,946)	(7,622,956)
Net increase (decrease) in net assets resulting from capital shares transactions	(22,249,470)	(26,764,107)	(17,028,221)	47,721,642
Net increase (decrease) in net assets	(22,985,734)	(25,304,988)	(18,943,157)	49,348,250

NET ASSETS:
Beginning of year	83,165,477	108,470,465	68,697,606	19,349,356
End of year	$60,179,743	$83,165,477	$49,754,449	$68,697,606
Undistributed net investment income at end of year	$331,066	$315,563	$254,332	$166,490

See Accompanying Notes to Financial Statements

40

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection Fund XI		ING Principal Protection Fund XII
	Year Ended May 31, 2006	August 16, 2004(1) to May 31, 2005	Year Ended May 31, 2006	November 15, 2004(1) to May 31, 2005
FROM OPERATIONS:
Net investment income	$427,852	$176,658	$210,762	$58,882
Net realized gain (loss) on investments	6,005	(151,847)	(146,921)	(124,870)
Net change in unrealized appreciation or depreciation on investments	(420,549)	(50,936)	(238,355)	9,141
Net decrease in net assets resulting from operations	13,308	(26,125)	(174,514)	(56,847)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(130,773)	(46,157)	(66,743)	—
Class B	(214,238)	(87,818)	(134,457)	—
Class C	(51,092)	(24,631)	(50,434)	—
Net realized gains:
Class A	(8,896)	—	—	—
Class B	(28,496)	—	—	—
Class C	(7,043)	—	—	—
Total distributions	(440,538)	(158,606)	(251,634)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	47,792,307	—	23,540,038
Dividends reinvested	359,348	132,920	200,220	—
	359,348	47,925,227	200,220	23,540,038
Cost of shares redeemed	(10,026,730)	(3,219,166)	(6,233,475)	(448,801)
Net increase (decrease) in net assets resulting from capital share transactions	(9,667,382)	44,706,061	(6,033,255)	23,091,237
Net increase (decrease) in net assets	(10,094,612)	44,521,330	(6,459,403)	23,034,390

NET ASSETS:
Beginning of period	44,521,330	—	23,034,390	—
End of period	$34,426,718	$44,521,330	$16,574,987	$23,034,390
Undistributed net investment income at end of period	$206,700	$155,202	$76,494	$104,714

(1)  Commencement of Operations

See Accompanying Notes to Financial Statements

41

ING PRINCIPAL PROTECTION FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A							Class B
	Year Ended May 31,						July 5, 2001(1) to May 31,	Year Ended May 31,					July 5, 2001(1) to May 31,
	2006		2005		2004	2003	2002	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.85		9.95		10.25	9.85	10.00	9.83		9.91	10.21	9.81	10.00
Income (loss) from investment operations:
Net investment income	$0.23	*	0.22	*	0.23	0.22	0.11	0.16	*	0.14	0.14	0.15	0.04
Net realized and unrealized gain (loss) on investments	$(0.01)		(0.08)		(0.33)	0.42	(0.22)	(0.03)		(0.06)	(0.32)	0.41	(0.21)
Total from investment operations	$0.22		0.14		(0.10)	0.64	(0.11)	0.13		0.08	(0.18)	0.56	(0.17)
Less distributions from:
Net investment income	$0.25		0.24		0.20	0.24	0.04	0.16		0.16	0.12	0.16	0.02
Total distributions	$0.25		0.24		0.20	0.24	0.04	0.16		0.16	0.12	0.16	0.02
Net asset value, end of period	$9.82		9.85		9.95	10.25	9.85	9.80		9.83	9.91	10.21	9.81
Total Return(2)%	2.22		1.42		(1.01)	6.60	(1.29)**	1.37		0.79	(1.76)	5.82	(1.78)**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,043		18,420		28,057	51,385	62,301	132,611		178,017	237,539	328,399	345,449
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment (3)(4)%	1.63		1.69		1.74	1.75	1.75	2.38		2.44	2.49	2.50	2.50
Gross expenses prior to expense reimbursement/recoupment(3)%	1.63		1.57		1.67	1.78	1.87	2.38		2.32	2.42	2.54	2.62
Net investment income after expense reimbursement/recoupment (3)(4)%	2.33		2.22		2.03	2.21	1.44	1.58		1.48	1.28	1.46	0.69
Portfolio turnover rate %	12		29		29	47	125	12		29	29	47	125

	Class C							Class Q
	Year Ended May 31,						July 5, 2001(1) to May 31,	Year Ended May 31,						July 5, 2001(1) to May 31,
	2006		2005		2004	2003	2002	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.85		9.92		10.21	9.81	10.00	9.88		9.97		10.27	9.87	10.00
Income (loss) from investment operations:
Net investment income	$0.16	*	0.15	*	0.15	0.15	0.05	0.23	*	0.22	*	0.24	0.25	0.11
Net realized and unrealized gain (loss) on investments	$(0.02)		(0.08)		(0.34)	0.41	(0.22)	(0.01)		(0.07)		(0.34)	0.40	(0.19)
Total from investment operations	$0.14		0.07		(0.19)	0.56	(0.17)	0.22		0.15		(0.10)	0.65	(0.08)
Less distributions from:
Net investment income	$0.15		0.14		0.10	0.16	0.02	0.21		0.24		0.20	0.25	0.05
Total distributions	$0.15		0.14		0.10	0.16	0.02	0.21		0.24		0.20	0.25	0.05
Net asset value, end of period	$9.84		9.85		9.92	10.21	9.81	9.89		9.88		9.97	10.27	9.87
Total Return(2)%	1.39		0.72		(1.83)	5.78	(1.66)**	2.25		1.53		(1.01)	6.68	(1.13)**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,294		24,476		43,529	85,451	105,908	89		335		671	1,733	2,434
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.38		2.44		2.49	2.50	2.30	1.59		1.69		1.70	1.66	1.60
Gross expenses prior to expense reimbursement/recoupment(3)%	2.38		2.32		2.42	2.54	2.62	1.59		1.57		1.63	1.69	1.72
Net investment income after expense reimbursement/recoupment(3)(4)%	1.58		1.46		1.28	1.45	0.72	2.34		2.21		2.08	2.30	1.59
Portfolio turnover rate %	12		29		29	47	125	12		29		29	47	125

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*	Per share data calculated using weighted average number of shares throughout the period.
**

Represents performance beginning on the first day of the Guarantee Period (October 12, 2001). Total return from commencement of offering of shares was (1.11)%, (1.70)%, (1.70)% and (0.81)% for Class A, B, C and Q, respectively.

See Accompanying Notes to Financial Statements

42

ING PRINCIPAL PROTECTION FUND II	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A							Class B
	Year Ended May 31,						November 5, 2001(1) to May 31,	Year Ended May 31,					November 5, 2001(1) to May 31,
	2006		2005		2004	2003	2002	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.65		9.77		10.15	9.83	10.00	9.63		9.74	10.12	9.80	10.00
Income (loss) from investment operations:
Net investment income	$0.26	*	0.25	*	0.25	0.23	0.06	0.19	*	0.19	0.16	0.16	0.03
Net realized and unrealized gain (loss) on investments	$(0.09)		(0.10)		(0.43)	0.32	(0.22)	(0.10)		(0.12)	(0.41)	0.32	(0.23)
Total from investment operations	$0.17		0.15		(0.18)	0.55	(0.16)	0.09		0.07	(0.25)	0.48	(0.20)
Less distributions from:
Net investment income	$0.30		0.27		0.20	0.23	0.01	0.22		0.18	0.13	0.16	0.00	**
Total distributions	$0.30		0.27		0.20	0.23	0.01	0.22		0.18	0.13	0.16	0.00	**
Net asset value, end of period	$9.52		9.65		9.77	10.15	9.83	9.50		9.63	9.74	10.12	9.80
Total Return(2)%	1.74		1.49		(1.74)	5.73	(1.70)†	0.90		0.76	(2.47)	4.98	(2.00	)†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,940		25,160		37,580	76,897	98,109	189,657		249,693	328,221	442,268	465,111
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.62		1.58		1.69	1.75	1.61	2.37		2.33	2.44	2.50	2.36
Gross expenses prior to expense reimbursement/recoupment(3)%	1.62		1.58		1.65	1.78	1.61	2.37		2.33	2.40	2.53	2.36
Net investment income after expense reimbursement/recoupment(3)(4)%	2.69		2.56		2.26	2.30	1.36	1.94		1.82	1.51	1.55	0.61
Portfolio turnover rate %	25		24		74	60	70	25		24	74	60	70

	Class C
	Year Ended May 31,						November 5, 2001(1) to May 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.65		9.75		10.12	9.80	10.00
Income (loss) from investment operations:
Net investment income	$0.19	*	0.17	*	0.18	0.15	0.03
Net realized and unrealized gain (loss) on investments	$(0.10)		(0.10)		(0.43)	0.33	(0.23)
Total from investment operations	$0.09		0.07		(0.25)	0.48	(0.20)
Less distributions from:
Net investment income	$0.20		0.17		0.12	0.16	0.00	**
Total distributions	$0.20		0.17		0.12	0.16	0.00	**
Net asset value, end of period	$9.54		9.65		9.75	10.12	9.80
Total Return(2)%	0.92		0.75		(2.52)	4.99	(2.00	)†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,092		45,748		71,250	139,961	159,563
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.37		2.33		2.44	2.50	2.36
Gross expenses prior to expense reimbursement/recoupment(3)%	2.37		2.33		2.40	2.53	2.36
Net investment income after expense reimbursement/recoupment(3)(4)%	1.94		1.81		1.51	1.55	0.69
Portfolio turnover rate %	25		24		74	60	70

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.
*	Per share data calculated using weighted average number of shares throughout the period.
**	Amount represents less than $0.005 per share.
†

Represents performance beginning on the first day of the Guarantee Period (February 1, 2002). Total return from commencement of offering of shares was (1.60)%, (1.96)% and (1.97)% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

43

ING PRINCIPAL PROTECTION FUND III	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A									Class B
	Year Ended May 31,							March 5, 2001(1) to May 31,		Year Ended May 31,						March 5, 2001(1) to May 31,
	2006		2005		2004	2003		2002		2006		2005	2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.82		9.90		10.27	10.01		10.00		9.79		9.86	10.23	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.24	*	0.24	*	0.25	0.21		0.01		0.17	*	0.18	0.16	0.13		0.00	**
Net realized and unrealized gain (loss) on investments	$(0.11)		(0.06)		(0.42)	0.22		0.00	**	(0.11)		(0.07)	(0.40)	0.22		0.00	**
Total from investment operations	$0.13		0.18		(0.17)	0.43		0.01		0.06		0.11	(0.24)	0.35		0.00	**
Less distributions from:
Net investment income	$0.28		0.26		0.20	0.17		—		0.20		0.18	0.13	0.12		—
Total distributions	$0.28		0.26		0.20	0.17		—		0.20		0.18	0.13	0.12		—
Net asset value, end of period	$9.67		9.82		9.90	10.27		10.01		9.65		9.79	9.86	10.23		10.00
Total Return(2)%	1.35		1.83		(1.63)	4.35	†	—	***	0.61		1.12	(2.38)	3.51	†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,955		19,005		29,113	49,652		57,749		151,765		203,705	261,098	335,942		347,788
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.65		1.59		1.68	1.75		0.97		2.40		2.34	2.43	2.50		1.72
Gross expenses prior to expense reimbursement/recoupment(3)%	1.65		1.59		1.66	1.77		0.97		2.40		2.34	2.41	2.52		1.72
Net investment income after expense reimbursement/recoupment(3)(4)%	2.47		2.44		2.26	2.08		0.85		1.72		1.69	1.51	1.33		0.07
Portfolio turnover rate %	35		16		27	91		—		35		16	27	91		—

	Class C
	Year Ended May 31,							March 5, 2001(1) to May 31,
	2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.81		9.88		10.23	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.17	*	0.17	*	0.19	0.13		0.00	**
Net realized and unrealized gain (loss) on investments	$(0.11)		(0.07)		(0.43)	0.22		0.00	**
Total from investment operations	$0.06		0.10		(0.24)	0.35		0.00	**
Less distributions from:
Net investment income	$0.18		0.17		0.11	0.12		—
Total distributions	$0.18		0.17		0.11	0.12		—
Net asset value, end of period	$9.69		9.81		9.88	10.23		10.00
Total Return(2)%	0.63		1.04		(2.37)	3.51	†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,523		26,637		43,018	81,800		90,826
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.40		2.34		2.43	2.50		1.72
Gross expenses prior to expense reimbursement/recoupment(3)%	2.40		2.34		2.41	2.52		1.72
Net investment income after expense reimbursement/recoupment(3)(4)%	1.71		1.69		1.51	1.33		0.06
Portfolio turnover rate %	35		16		27	91		—

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.
*	Per share data calculated using weighted average number of shares throughout the period.
**	Amount represents less than $0.005 per share.
***	As of May 31, 2002, the Fund was in its Offering Period. Total return from commencement of offering of shares was 0.10%, 0.00%, 0.00% and 0.20% for Class A, B, C and Q, respectively.
†	Represents performance beginning on the first day of the Guarantee Period (June 6, 2002). Total return for year ended May 31, 2003 was 4.35%, 3.51% and 3.51% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

44

ING PRINCIPAL PROTECTION FUND IV	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B
	Year Ended May 31,			July 1, 2002(1) to May 31,		Year Ended May 31,			July 1, 2002(1) to May 31,
	2006	2005	2004	2003		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$10.47	10.39	10.52	10.00		10.44	10.35	10.47	10.00
Income (loss) from investment operations:
Net investment income	$0.12	0.13	0.12	0.09		0.04	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments	$0.12	0.15	(0.08)	0.47		0.11	0.16	(0.07)	0.46
Total from investment operations	$0.24	0.28	0.04	0.56		0.15	0.21	(0.03)	0.49
Less distributions from:
Net investment income	$0.13	0.13	0.14	0.03		0.04	0.05	0.06	0.01
Net realized gains on investments	$0.12	0.07	0.03	0.01		0.12	0.07	0.03	0.01
Total distributions	$0.25	0.20	0.17	0.04		0.16	0.12	0.09	0.02
Net asset value, end of period	$10.46	10.47	10.39	10.52		10.43	10.44	10.35	10.47
Total Return(2)%	2.22	2.79	0.36	5.50	**	1.41	2.04	(0.29)	4.89	**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$19,418	30,711	52,094	89,558		305,370	394,210	487,343	603,649
Ratios to average net assets:
Expenses(3)%	1.63	1.58	1.65	1.61		2.38	2.33	2.40	2.36
Net investment income(3)%	1.08	1.22	1.08	1.12		0.33	0.49	0.33	0.36
Portfolio turnover rate %	60	70	75	31		60	70	75	31

	Class C					Class Q
	Year Ended May 31,			July 1, 2002(1) to May 31,		Year Ended May 31,				July 1, 2002(1) to May 31,
	2006	2005	2004	2003		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$10.46	10.36	10.47	10.00		10.47		10.40	10.52	10.00
Income (loss) from investment operations:
Net investment income	$0.05	0.06	0.05	0.03		0.12	*	0.13	0.13	0.10
Net realized and unrealized gain (loss) on investments	$0.11	0.14	(0.09)	0.46		0.12		0.15	(0.07)	0.46
Total from investment operations	$0.16	0.20	(0.04)	0.49		0.24		0.28	0.06	0.56
Less distributions from:
Net investment income	$0.03	0.03	0.04	0.01		0.09		0.14	0.15	0.03
Net realized gains on investments	$0.12	0.07	0.03	0.01		0.12		0.07	0.03	0.01
Total distributions	$0.15	0.10	0.07	0.02		0.21		0.21	0.18	0.04
Net asset value, end of period	$10.47	10.46	10.36	10.47		10.50		10.47	10.40	10.52
Total Return(2)%	1.48	2.00	(0.37)	4.90	**	2.21		2.75	0.58	5.54	**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$38,846	63,431	98,026	183,228		332		958	950	1,473
Ratios to average net assets:
Expenses(3)%	2.38	2.33	2.40	2.36		1.60		1.58	1.59	1.49
Net investment income(3)%	0.33	0.47	0.33	0.36		1.08		1.23	1.14	1.24
Portfolio turnover rate %	60	70	75	31		60		70	75	31

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
*	Per share data calculated using weighted average number of shares throughout the period.
**

Represents performance beginning on the first day of the Guarantee Period (October 8, 2002). Total return from commencement of offering of shares was 5.61%, 4.89%, 4.90% and 5.64% for Class A, B, C and Q, respectively.

See Accompanying Notes to Financial Statements

45

ING PRINCIPAL PROTECTION FUND V	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A						Class B
	Year Ended May 31,				November 1, 2002(1) to May 31,		Year Ended May 31,			November 1, 2002(1) to May 31,
	2006	2005		2004	2003		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.91	10.11		10.41	10.00		9.89	10.09	10.38	10.00
Income (loss) from investment operations:
Net investment income	$0.14	0.13	*	0.13	0.05		0.06	0.06	0.05	0.01
Net realized and unrealized gain (loss) on investments	$0.01	0.16		(0.22)	0.36		0.02	0.15	(0.21)	0.37
Total from investment operations	$0.15	0.29		(0.09)	0.41		0.08	0.21	(0.16)	0.38
Less distributions from:
Net investment income	$0.14	0.14		0.14	—		0.06	0.06	0.06	—
Net realized gains on investments	$0.06	0.35		0.07	—		0.06	0.35	0.07	—
Total distributions	$0.20	0.49		0.21	—		0.12	0.41	0.13	—
Net asset value, end of period	$9.86	9.91		10.11	10.41		9.85	9.89	10.09	10.38
Total Return(2)%	1.53	2.89		(0.89)	4.10	**	0.82	2.10	(1.54)	3.90	**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,694	30,203		42,889	74,905		252,730	335,117	405,311	496,076
Ratios to average net assets:
Expenses(3)%	1.63	1.59		1.67	1.56		2.38	2.34	2.42	2.31
Net investment income(3)%	1.24	1.34		1.22	1.00		0.49	0.59	0.47	0.25
Portfolio turnover rate %	60	80		53	12		60	80	53	12

		Class C
		Year Ended May 31,					November 1, 2002(1) to May 31,
		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period		$9.91		10.10		10.38	10.00
Income (loss) from investment operations:
Net investment income		$0.05	*	0.06	*	0.06	0.01
Net realized and unrealized gain (loss) on investments		$0.02		0.15		(0.22)	0.37
Total from investment operations		$0.07		0.21		(0.16)	0.38
Less distributions from:
Net investment income		$0.04		0.05		0.05	—
Net realized gains on investments		$0.06		0.35		0.07	—
Total distributions		$0.10		0.40		0.12	—
Net asset value, end of period		$9.88		9.91		10.10	10.38
Total Return(2)	%	0.74		2.02		(1.52)	3.90	**
Ratios and Supplemental Data:
Net assets, end of period (000’s)		$21,201		37,116		60,980	106,754
Ratios to average net assets:
Expenses(3)	%	2.38		2.34		2.42	2.31
Net investment income(3)	%	0.49		0.59		0.47	0.25
Portfolio turnover rate	%	60		80		53	12

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
*	Per share data calculated using weighted average number of shares throughout the period.
**

Represents performance beginning on the first day of the Guarantee Period (January 23, 2003). Total return from commencement of offering of shares is 4.10%, 3.80% and 3.80% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

46

ING PRINCIPAL PROTECTION FUND VI	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A						Class B
	Year Ended May 31,				February 3, 2003(1) to May 31,		Year Ended May 31,			February 3, 2003(1) to May 31,
	2006	2005		2004	2003		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.87	10.08		10.31	10.00		9.85	10.06	10.30	10.00
Income (loss) from investment operations:
Net investment income	$0.14	0.13	*	0.13	0.01		0.06	0.06	0.05	0.00	**
Net realized and unrealized gain (loss) on investments	$(0.02)	0.14		(0.23)	0.30		(0.02)	0.12	(0.22)	0.30
Total from investment operations	$0.12	0.27		(0.10)	0.31		0.04	0.18	(0.17)	0.30
Less distributions from:
Net investment income	$0.14	0.15		0.10	—		0.06	0.06	0.04	—
Net realized gains on investments	$—	0.33		0.03	—		—	0.33	0.03	—
Total distributions	$0.14	0.48		0.13	—		0.06	0.39	0.07	—
Net asset value, end of period	$9.85	9.87		10.08	10.31		9.83	9.85	10.06	10.30
Total Return(2)%	1.18	2.72	***	(1.01)	3.10	†	0.40	1.85	(1.70)	3.10	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,634	24,971		43,443	63,460		229,092	304,303	372,323	444,549
Ratios to average net assets:
Expenses(3)%	1.66	1.62		1.67	1.41		2.41	2.37	2.42	2.16
Net investment income (loss)(3)%	1.28	1.33		1.19	0.59		0.53	0.59	0.44	(0.16)
Portfolio turnover rate %	42	100		44	3		42	100	44	3

		Class C
		Year Ended May 31,					February 3, 2003(1) to May 31,
		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period		$9.87		10.06		10.30	10.00
Income (loss) from investment operations:
Net investment income		$0.05	*	0.06	*	0.05	0.00	**
Net realized and unrealized gain (loss) on investments		$(0.00	)**	0.12		(0.22)	0.30
Total from investment operations		$0.05		0.18		(0.17)	0.30
Less distributions from:
Net investment income		$0.04		0.04		0.04	—
Net realized gains on investments		$—		0.33		0.03	—
Total distributions		$0.04		0.37		0.07	—
Net asset value, end of period		$9.88		9.87		10.06	10.30
Total Return(2)	%	0.50		1.85		(1.72)	3.00	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)		$21,819		39,288		65,269	102,047
Ratios to average net assets:
Expenses(3)	%	2.41		2.37		2.42	2.19
Net investment income (loss)(3)	%	0.53		0.58		0.44	(0.13)
Portfolio turnover rate	%	42		100		44	3

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
*	Per share data calculated using weighted average number of shares throughout the period.
**	Amount represents less than $0.005 per share.
***	In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which did not have an impact on total return.
†

Represents performance beginning on the first day of the Guarantee Period (April 24, 2003). Total return from commencement of offering of shares was 3.10%, 3.00% and 3.00% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

47

ING PRINCIPAL PROTECTION FUND VII	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A							Class B
	Year Ended May 31,					May 1, 2003(1) to May 31,		Year Ended May 31,				May 1, 2003(1) to May 31,
	2006	2005		2004		2003		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.85	9.88		10.00		10.00		9.90		9.93	10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.08	0.12	*	0.13		0.00	**	0.00	**	0.05	0.07	0.00	**
Net realized and unrealized gain (loss) on investments	$0.02	0.16		(0.08)		0.00	**	0.03		0.15	(0.09)	0.00	**
Total from investment operations	$0.10	0.28		0.05		0.00	**	0.03		0.20	(0.02)	0.00	**
Less distributions from:
Net investment income	$0.10	0.16		0.17		—		0.02		0.08	0.05	—
Net realized gains on investments	$0.14	0.15		—		—		0.14		0.15	—
Total distributions	$0.24	0.31		0.17		—		0.16		0.23	0.05	—
Net asset value, end of period	$9.71	9.85		9.88		10.00		9.77		9.90	9.93	10.00
Total Return(2)%	1.06	2.82		0.52	†	—	***	0.34		2.05	(0.21)†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,736	13,942		21,805		11,028		113,102		155,148	182,112	92,014
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.75	1.46		0.99		0.88		2.50		2.21	1.74	1.60
Gross expenses prior to expense reimbursement/recoupment(3)%	1.62	1.59		1.72		0.88		2.37		2.34	2.47	1.60
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.76	1.23		1.51		0.09		0.01		0.48	0.76	(0.63)
Portfolio turnover rate %	58	49		91		—		58		49	91	—

	Class C
	Year Ended May 31,				May 1, 2003(1) to May 31,
	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.89	9.90		10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.01	0.04	*	0.07	0.00	**
Net realized and unrealized gain (loss) on investments	$0.02	0.16		(0.09)	0.00	**
Total from investment operations	$0.03	0.20		(0.02)	0.00	**
Less distributions from:
Net investment income	$0.01	0.06		0.08	—
Net realized gains on investments	$0.14	0.15		—
Total distributions	$0.15	0.21		0.08	—
Net asset value, end of period	$9.77	9.89		9.90	10.00
Total Return(2)%	0.31	2.04		(0.24)†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,210	24,100		44,390	19,903
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.50	2.21		1.74	1.60
Gross expenses prior to expense reimbursement/recoupment(3)%	2.37	2.34		2.47	1.60
Net investment income (loss) after expense reimbursement/ recoupment(3)(4)%	0.01	0.49		0.76	(0.64)
Portfolio turnover rate %	58	49		91	—

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.
*	Per share data calculated using weighted average number of shares throughout the period.
**	Amount represents less than $0.005 per share.
***	As of May 31, 2003, the Fund was in its Offering Period. Total return from commencement of offering of shares was 0.00%, 0.00% and 0.00% for Class A, B and C, respectively.
†	Represents performance beginning on the first day of Guarantee Period (June 30, 2003). Total return for the year ended May 31, 2004 was 0.69%, (0.02)% and (0.05)% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

48

ING PRINCIPAL PROTECTION FUND VIII	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Year Ended May 31,		October 1, 2003(1) to May 31,	Year Ended May 31,		October 1, 2003(1) to May 31,
	2006	2005	2004	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.94	9.95	10.00	9.93	9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.17	0.18	0.06	0.10	0.10	0.02
Net realized and unrealized gain (loss) on investments	$(0.07)	0.11	(0.10)	(0.09)	0.13	(0.10)
Total from investment operations	$0.10	0.29	(0.04)	0.01	0.23	(0.08)
Less distributions from:
Net investment income	$0.20	0.18	0.01	0.11	0.09	0.01
Net realized gains on investments	$—	0.12	—	—	0.12	—
Total distributions	$0.20	0.30	0.01	0.11	0.21	0.01
Net asset value, end of period	$9.84	9.94	9.95	9.83	9.93	9.91
Total Return(2)%	0.97	2.99	(0.45)**	0.13	2.34	(0.85	)**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,965	16,375	22,336	64,586	87,326	105,448
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.48	1.44	1.51	2.23	2.19	2.12	†
Gross expenses prior to expense reimbursement(3)%	1.48	1.44	1.54	2.23	2.19	2.29
Net investment income after expense reimbursement(3)(4)%	1.62	1.68	0.96	0.87	0.93	0.39	†
Portfolio turnover rate %	57	77	42	57	77	42

	Class C
	Year Ended May 31,			October 1, 2003(1) to May 31,
	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.93		9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.09	*	0.10	0.02
Net realized and unrealized gain (loss) on investments	$(0.07)		0.12	(0.10)
Total from investment operations	$0.02		0.22	(0.08)
Less distributions from:
Net investment income	$0.08		0.08	0.01
Net realized gains on investments	$—		0.12	—
Total distributions	$0.08		0.20	0.01
Net asset value, end of period	$9.87		9.93	9.91
Total Return(2)%	0.18		2.29	(0.85	)**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,345		19,883	33,289
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.23		2.19	2.12	†
Gross expenses prior to expense reimbursement(3)%	2.23		2.19	2.29
Net investment income after expense reimbursement(3)(4)%	0.87		0.92	0.39	†
Portfolio turnover rate %	57		77	42

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.
†	ING Funds Distributor, LLC voluntarily waived 0.75% of distribution fees on Classes B and C from October 1, 2003 through December 23, 2003.
*	Per share data calculated using weighted average number of shares throughout the period.
**

Represents performance beginning on the first day of the Guarantee Period (December 23, 2003). Total return from commencement of offering of shares was (0.45)%, (0.85)% and (0.85)% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

49

ING PRINCIPAL PROTECTION FUND IX	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B
	Year Ended May 31,			February 2, 2004(1) to May 31,	Year Ended May 31,		February 2, 2004(1) to May 31,
	2006		2005	2004	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.08		9.92	10.00	10.06	9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.18	*	0.18	0.02	0.12	0.09	0.01
Net realized and unrealized gain (loss) on investments	$(0.05)		0.16	(0.10)	(0.07)	0.17	(0.10)
Total from investment operations	$0.13		0.34	(0.08)	0.05	0.26	(0.09)
Less distributions from:
Net investment income	$0.19		0.15	—	0.11	0.08	—
Net realized gain on investments	$0.07		0.03	—	0.07	0.03	—
Total distributions	$0.26		0.18	—	0.18	0.11	—
Net asset value, end of period	$9.95		10.08	9.92	9.93	10.06	9.91
Total Return(2)%	1.25		3.43	(0.80)†	0.51	2.68	(0.90	)†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,311		10,035	20,081	47,196	58,077	66,636
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.51		1.68	1.30	2.26	2.43	1.74	**
Gross expenses prior to expense reimbursement(3)%	1.51		1.62	1.56	2.26	2.37	2.36
Net investment income after expense reimbursement(3)(4)%	1.81		1.56	0.77	1.06	0.82	0.37	**
Portfolio turnover rate %	76		67	4	76	67	4

	Class C
	Year Ended May 31,			February 2, 2004(1) to May 31,
	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.06		9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.11	*	0.09	0.01
Net realized and unrealized gain (loss) on investments	$(0.05)		0.17	(0.10)
Total from investment operations	$0.06		0.26	(0.09)
Less distributions from:
Net investment income	$0.08		0.08	—
Net realized gain on investments	$0.07		0.03	—
Total distributions	$0.15		0.11	—
Net asset value, end of period	$9.97		10.06	9.91
Total Return(2)%	0.64		2.64	(0.90	)†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,673		15,054	21,753
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.26		2.43	1.74	**
Gross expenses prior to expense reimbursement(3)%	2.26		2.37	2.36
Net investment income after expense reimbursement(3)(4)%	1.06		0.81	0.37	**
Portfolio turnover rate %	76		67	4

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.
*	Per share data calculated using weighed average number of shares throughout the period.
**	ING Fund Distributor, LLC voluntarily waived 0.75% of distribution fees on Class B and Class C of Principal Protection IX from February 2, 2004 through April 22, 2004.
†

Represents performance beginning on the first day of the Guarantee Period (April 22, 2004). Total return from commencement of offering of shares was (0.50)%, (0.60)% and (0.60)% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

50

ING PRINCIPAL PROTECTION FUND X	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B
	Year Ended May 31,			May 3, 2004(1) to May 31,		Year Ended May 31,			May 3, 2004(1) to May 31,
	2006	2005		2004		2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.25	10.00		10.00		10.22	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.17	0.10		0.00	**	0.09	0.04		0.00	**
Net realized and unrealized gain (loss) on investments	$(0.09)	0.26		0.00	**	(0.09)	0.26		0.00	**
Total from investment operations	$0.08	0.36		0.00	**	0.00	0.30		0.00	**
Less distributions from:
Net investment income	$0.15	0.07		—		0.07	0.04		—
Net realized gains on investments	$0.29	0.04		—		0.29	0.04		—
Total distributions	$0.44	0.11		—		0.36	0.08		—
Net asset value, end of period	$9.89	10.25		10.00		9.86	10.22		10.00
Total Return(2)%	0.72	3.62	†	—	***	(0.08)	3.00	†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,986	14,204		5,047		34,312	42,237		12,477
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.51	1.69		0.93		2.26	2.32		1.68
Gross expenses prior to expense reimbursement/recoupment(3)%	1.51	1.68		2.27		2.26	2.43		3.02
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	1.54	1.08		(0.01)		0.79	0.43		(0.75)
Portfolio turnover rate %	57	78		—		57	78		—

	Class C
	Year Ended May 31,			May 3, 2004(1) to May 31,
	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.22	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.08 *	0.04		0.00	**
Net realized and unrealized gain (loss) on investments	$(0.08)	0.26		0.00	**
Total from investment operations	$0.00	0.30		0.00	**
Less distributions from:
Net investment income	$0.04	0.04		—
Net realized gains on investments	$0.29	0.04		—
Total distributions	$0.33	0.08		—
Net asset value, end of period	$9.89	10.22		10.00
Total Return(2)%	(0.07)	3.02	†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,456	12,256		1,825
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.26	2.32		1.68
Gross expenses prior to expense reimbursement(3)%	2.26	2.43		3.02
Net investment income (loss) after expense reimbursement(3)(4)%	0.79	0.43		(0.77)
Portfolio turnover rate %	57	78		—

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.
*	Per share data calculated using weighted average number of shares throughout the period.
**	Amount represents less than $0.005 per share.
***

As of May 31, 2004, the Fund was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (August 17, 2004). Total return from commencement of offering of shares was 0.00%, 0.00% and 0.00% for Class A, B and C, respectively.

†	Represents performance beginning on the first day of the Guarantee Period (August 17, 2004). Total return for the year ended May 31, 2005 was 3.62%, 3.00% and 3.02% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

51

ING PRINCIPAL PROTECTION FUND XI	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Year Ended May 31, 2006	August 16, 2004(1) to May 31, 2005		Year Ended May 31, 2006	August 16, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.99	10.00		9.96	10.00
Income (loss) from investment operations:
Net investment income	$0.18	0.08		0.10	0.03
Net realized and unrealized loss on investments	$(0.12)	(0.04)		(0.13)	(0.04)
Total from investment operations	$0.06	0.04		(0.03)	(0.01)
Less distributions from:
Net investment income	$0.16	0.05		0.08	0.03
Net realized gains on investments	$0.01	—		0.01	—
Total distributions	$0.17	—		0.09	—
Net asset value, end of period	$9.88	9.99		9.84	9.96
Total Return(2)	$0.62	(0.09	)*	(0.27)	(0.36)*
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,783	8,999		22,907	28,380
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.59	1.75		2.34	2.50
Gross expenses prior to expense reimbursement(3)(4)%	1.59	1.75		2.34	2.50
Net investment income after expense reimbursement(3)(4)%	1.66	1.19		0.91	0.43
Portfolio turnover rate %	29	28		29	28

		Class C
		Year Ended May 31, 2006	August 16, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period		$9.96	10.00
Income (loss) from investment operations:
Net investment income		$0.11	0.03
Net realized and unrealized loss on investments		$(0.13)	(0.04)
Total from investment operations		$(0.02)	(0.01)
Less distributions from:
Net investment income		$0.08	0.03
Net realized gains on investments		$0.01	—
Total distributions		$0.09	—
Net asset value, end of period		$9.85	9.96
Total Return(2)		$(0.20)	(0.36)*
Ratios and Supplemental Data:
Net assets, end of period (000’s)		$4,737	7,143
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)	%	2.34	2.50
Gross expenses prior to expense reimbursement(3)(4)	%	2.34	2.50
Net investment income after expense reimbursement(3)(4)	%	0.91	0.46
Portfolio turnover rate	%	29	28

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.
*

Represents performance beginning on the first day of the Guarantee Period (November 18, 2004). Total return from commencement of offering of shares was 0.27%, (0.11)% and (0.08)% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

52

ING PRINCIPAL PROTECTION FUND XII	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Year Ended May 31, 2006	November 15, 2004(1) to May 31, 2005		Year Ended May 31, 2006	November 15, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.01	10.00		9.97	10.00
Income (loss) from investment operations:
Net investment income	$0.16 *	0.05		0.09	0.02
Net realized and unrealized loss on investments	$(0.21)	(0.04)		(0.20)	(0.05)
Total from investment operations	$(0.05)	0.01		(0.11)	(0.03)
Less distributions from:
Net investment income	$0.18	—		0.11	—
Total distributions	$0.18	—		0.11
Net asset value, end of period	$9.78	10.01		9.75	9.97
Total Return(2)%	(0.51)	0.00	**	(1.11)	(0.30)**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,051	4,734		10,748	12,974
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.75	1.68		2.50	2.43
Gross expenses prior to expense reimbursement(3)(4)%	1.92	1.68		2.67	2.43
Net investment income after expense reimbursement(3)(4)%	1.63	1.26		0.89	0.49
Portfolio turnover rate %	97	14		97	14

	Class C
	Year Ended May 31, 2006	November 15, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.97	10.00
Income (loss) from investment operations:
Net investment income	$0.09 *	0.02
Net realized and unrealized loss on investments	$(0.20)	(0.05)
Total from investment operations	$(0.11)	(0.03)
Less distributions from:
Net investment income	$0.11	—
Total distributions	$0.11
Net asset value, end of period	$9.75	9.97
Total Return(2)%	(1.16)	(0.30)**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,775	5,327
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.50	2.43
Gross expenses prior to expense reimbursement(3)(4)%	2.67	2.43
Net investment income after expense reimbursement(3)(4)%	0.89	0.52
Portfolio turnover rate %	97	14

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.
*	Per share data calculated using weighted average number of shares throughout the period.
**

Represents performance beginning on the first day of the Guarantee Period (February 16, 2005). Total return from commencement of offering of shares was 0.10%, (0.30)% and (0.30)% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

53

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Principal Protection Funds are part of the ING Equity Trust (“IET”), which is an open-end investment management company registered under the 1940 Act.

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-eight separate funds. Twelve of the Funds included in this report are: ING Principal Protection Fund (“Principal Protection” or “PPF”), ING Principal Protection Fund II (“Principal Protection II” or “PPF II”), ING Principal Protection Fund III (“Principal Protection III” or “PPF III”), ING Principal Protection Fund IV (“Principal Protection IV” or “PPF IV”), ING Principal Protection Fund V (“Principal Protection V” or “PPF V”), ING Principal Protection Fund VI (“Principal Protection VI” or “PPF VI”), ING Principal Protection Fund VII (“Principal Protection VII” or “PPF VII”), ING Principal Protection Fund VIII (“Principal Protection VIII” or “PPF VIII”), ING Principal Protection Fund IX (“Principal Protection IX” or “PPF IX”), ING Principal Protection Fund X (“Principal Protection X” or “PPF X”), ING Principal Protection Fund XI (“Principal Protection XI” or “PPF XI”), and ING Principal Protection Fund XII (“Principal Protection XII” or “PPF XII”), (each a “Fund”; collectively the “Funds”).

Each Fund has an Offering Period, a Guarantee Period and an Index Plus LargeCap Period. Shares of each Fund will be offered during the Offering Period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. Each Fund will be offered on a continuous basis to existing shareholders during the Index Plus LargeCap Period. During the Guarantee Period, each Fund seeks to participate in favorable equity market conditions while preserving at least the principal amount of the Fund as of the inception of the Guarantee Period. Each Fund guarantees that the amount distributed, if any, to each shareholder at the end of the Guarantee Period will be no less than the value of that shareholder’s investment as of the inception of the Guarantee Period provided that all distributions received from the Fund have been reinvested and no shares have been redeemed. During the Index Plus LargeCap Period, which will commence immediately following the Guarantee Period, the Fund seeks to outperform the total return performance of the S&P 500 Index, while maintaining a risk profile consistent with the Index.

The following table presents the time periods for each Fund’s three phases:

Commencement
	Offering Period		Guarantee Period	of Index Plus LargeCap
PPF	07/05/01 — 10/11/01		10/12/01 — 10/11/06	10/12/06
PPF II	11/05/01 — 01/31/02		02/01/02 — 01/31/07	02/01/07
PPF III	03/01/02 — 05/30/02	*	06/06/02 — 06/05/07	06/06/07
PPF IV	07/01/02 — 09/30/02	*	10/08/02 — 10/08/07	10/09/07
PPF V	11/01/02 — 01/15/03	*	01/23/03 — 01/22/08	01/23/08
PPF VI	02/03/03 — 04/15/03	*	04/24/03 — 04/23/08	04/24/08
PPF VII	05/01/03 — 06/24/03	*	06/30/03 — 06/26/08	06/27/08
PPF VIII	10/01/03 — 12/15/03	*	12/23/03 — 12/22/08	12/23/08
PPF IX	02/02/04 — 04/15/04	*	04/22/04 — 04/21/09	04/22/09
PPF X	05/03/04 — 08/09/04	*	08/17/04 — 08/14/09	08/15/09
PPF XI	08/16/04 — 11/11/04	*	11/18/04 — 11/18/09	11/19/09
PPF XII	11/15/04 — 02/09/05	*	02/16/05 — 02/16/10	02/17/10

*    A Quiet Period between the Offering Period and the Guarantee Period where new deposits are not accepted and the assets will remain invested in short term instruments.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from the Funds pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.            Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates

54

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at a time the

55

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.            Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.            Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)   Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)   Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.            Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. For the year ended May 31, 2006, the Funds did not enter into foreign currency exchange transactions.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the

56

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Fund. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For the year ended May 31, 2006, the Funds did not enter into futures contracts involving foreign currency, interest rates, securities and security indices.

E.                                      Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.                                      Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax or provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.                                     Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds were expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period starting on the first day of the Guarantee Period on a straight-line basis.

H.                                    Guarantee Fees. Each Fund’s Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation (“MBIA”), a monoline financial guarantor. Each Fund pays MBIA a guarantee fee of 0.33% of its average daily net assets during the guarantee period.

MBIA Insurance Corporation (“MBIA”), 113 King Street, Armonk, New York 10504 serves as the financial guarantor to the Funds’ pursuant to a written agreement with ING Investments, ING Investment Management Co. and the Trust.

Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Trust, for the benefit of the shareholders of the Fund, the insurance policy to support the Fund’s Payment Undertaking. The insurance policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date for a Fund. MBIA is one of the world’s premier financial guarantee companies and a leading provider of investment management products and services. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions. Further information about MBIA and its parent company MBIA, Inc. can be found on its website at www.mbia.com.

I.                                         Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

J.                                        Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

K.                                    Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily

57

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
PPF	$21,971,978	$27,018,952
PPF II	25,113,306	34,918,915
PPF III	35,213,108	41,678,821
PPF IV	130,410,840	266,760,861
PPF V	102,928,496	126,228,802
PPF VI	88,203,955	103,405,841
PPF VII	44,657,132	52,234,815
PPF VIII	30,895,413	38,669,462
PPF IX	21,211,463	27,093,232
PPF X	24,367,224	27,440,333
PPF XI	10,630,033	11,038,680
PPF XII	6,823,328	7,562,124

U.S. Government securities not included above were as follows:

	Purchases	Sales
PPF	$—	$73,198,933
PPF II	43,747,840	132,254,977
PPF III	39,384,634	109,601,833
PPF IV	125,040,515	131,178,022
PPF V	106,734,050	201,891,990
PPF VI	47,207,571	142,671,022
PPF VII	50,212,271	106,807,435
PPF VIII	28,398,912	63,381,984
PPF IX	33,631,609	53,220,697
PPF X	8,997,665	25,529,827
PPF XI	1,197,017	11,399,219
PPF XII	12,912,498	18,845,414

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (“ING Investments” or “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund. The fee for each Fund is 0.25% during its Offering Period and 0.60% during its Index Plus LargeCap Period. For PPF — PPF VII, the fee during the Guarantee Period is 0.80%. During the Guarantee Period for PPF VIII — PPF XII, the maximum fee is 0.80% on the Equity Component and 0.55% on both the Fixed Component and Exchange Traded Fund/Futures Strategy Component of the average daily net assets.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”) a registered investment adviser, serves as Sub-Adviser to the Funds.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds compensate the Administrator with a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

The Investment Manager, ING IM, the Administrator and ING Funds Distributor, LLC (the “Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined

58

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class Q
PPF	0.25%	1.00%	1.00%	0.25%
PPF II	0.25%	1.00%	1.00%	N/A
PPF III	0.25%	1.00%	1.00%	N/A
PPF IV	0.25%	1.00%	1.00%	0.25%
PPF V	0.25%	1.00%	1.00%	N/A
PPF VI	0.25%	1.00%	1.00%	N/A
PPF VII	0.25%	1.00%	1.00%	N/A
PPF VIII	0.25%	1.00%	1.00%	N/A
PPF IX	0.25%	1.00%	1.00%	N/A
PPF X	0.25%	1.00%	1.00%	N/A
PPF XI	0.25%	1.00%	1.00%	N/A
PPF XII	0.25%	1.00%	1.00%	N/A

For the year ended May 31, 2005 the Distributor voluntarily waived 0.11% of Distribution and Service Fees on Class B and Class C of PPF X. For the year ended May 31, 2006, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class B Shares	Class C Shares
PPF I - XII	N/A	N/A	N/A

Contingent Deferred Sales Charges:	Class A Shares	Class B Shares	Class C Shares
PPF III	N/A	N/A	$735
PPF X	$12,461	N/A	51
PPF XI	N/A	N/A	729
PPF XII	N/A	N/A	859

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
PPF	$108,852	$13,606	$128,223	$250,681
PPF II	159,967	19,996	189,575	369,538
PPF III	124,685	15,586	147,387	287,658
PPF IV	252,661	31,582	302,904	587,147
PPF V	204,279	25,534	241,953	471,766
PPF VI	185,183	23,148	221,112	429,443
PPF VII	93,110	11,639	111,155	215,904
PPF VIII	47,367	7,335	66,813	121,515
PPF IX	34,422	5,228	48,179	87,829
PPF X	28,794	4,321	37,254	70,369
PPF XI	33,425	2,991	25,420	61,836
PPF XII	9,288	1,431	12,342	23,061

During the year ended May 31, 2005, the Sub-Adviser reimbursed PPF VI $11,250 in connection with loss on an investment transaction.

The Funds have adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2006, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Payable for MBIA Fees
PPF	$ 44,901
PPF II	65,987
PPF III	51,433
PPF IV	104,223
PPF VI	76,388
PPF VII	38,408
PPF VIII	24,205
PPF XII	4,723

Payable for Transfer Agent Fees
PPF VI	$ 53,552
PPF XII	5,432

Payable for Postage Fees
PPF VIII	$ 29,587
PPF IX	26,025

Payable for Printing Fees
PPF	$ 48,023
PPF VIII	26,246

NOTE 8 — OTHER INCOME

At the inception of PPF IX and PPF X, each fund, based on best estimates, accrued $185,000 of expenses associated with organization and offering costs. As of the year ended May 31, 2006, PPF IX and PPF X actually incurred a total of $98,308 and $119,700, respectively, related to organization and offering costs. Therefore, the differences between the amounts accrued and the amounts actually incurred for organization and offering costs were $86,692 and $65,300 for PPF IX and PPF X, respectively. These amounts represent an over-accrual of estimated organization and offering costs and the reversal of such accruals have been recognized as Other Income on the accompanying Statements of Operations for the year ended May 31, 2006.

59

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 9 — EXPENSE LIMITATIONS

ING Investments entered into a written Expense Limitation Agreement with each of the Funds whereby, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class Q
PPF	1.75%	2.50%	2.50%	1.75%
PPF II	1.75%	2.50%	2.50%	N/A
PPF III	1.75%	2.50%	2.50%	N/A
PPF IV	1.75%	2.50%	2.50%	1.75%
PPF V	1.75%	2.50%	2.50%	N/A
PPF VI	1.75%	2.50%	2.50%	N/A
PPF VII(1)	1.75%	2.50%	2.50%	N/A
PPF VIII	1.75%	2.50%	2.50%	N/A
PPF IX	1.75%	2.50%	2.50%	N/A
PPF X	1.75%	2.50%	2.50%	N/A
PPF XI	1.75%	2.50%	2.50%	N/A
PPF XII	1.75%	2.50%	2.50%	N/A

(1)          The Expense Limitation Agreement for PPF VII was modified May 1, 2004 into a tier structure based on the percentage of assets in the Equity Component. Under this tier structure, the Investment Manager will limit expenses to a maximum of 1.75%, 2.50% and 2.50% for Classes A, B and C, respectively, excluding expenses such as interest, taxes, brokerage and extraordinary expenses. The actual expense limitation rates from May 31, 2004 to May 31, 2005 were 1.46%, 2.21% and 2.21% for Classes A, B and C, respectively. The actual expense limitation rates from May 31, 2005 to May 31, 2006 were 1.75%, 2.50% and 2.50% for Classes A, B and C, respectively.

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, that Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of May 31, 2006, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	May 31,
	2007	2008	2009	Total
PPF VII	—	$199,961	—	$199,961
PPF XII	—	—	34,400	34,400

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 10 — LINE OF CREDIT

The Funds, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended May 31, 2006:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
PPF IV	2	$8,910,000	4.59%
PPF X	5	1,540,000	4.61%

60

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

	Class A Shares		Class B Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund (Number of Shares)
Dividends reinvested	31,106	49,672	199,169	269,163
Shares redeemed	(673,796)	(1,000,157)	(4,782,935)	(6,112,531)
Net decrease in shares outstanding	(642,690)	(950,485)	(4,583,766)	(5,843,368)

Principal Protection Fund ($)
Dividends reinvested	$303,285	$488,774	$1,943,888	$2,651,252
Shares redeemed	(6,650,627)	(9,909,933)	(47,005,553)	(60,359,675)
Net decrease	$(6,347,342)	$(9,421,159)	$(45,061,665)	$(57,708,423)

	Class C Shares		Class Q Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund (Number of Shares)
Dividends reinvested	17,514	31,671	200	1,262
Shares redeemed	(1,151,202)	(1,933,388)	(25,168)	(34,585)
Net decrease in shares outstanding	(1,133,688)	(1,901,717)	(24,968)	(33,323)

Principal Protection Fund ($)
Dividends reinvested	$171,639	$312,912	$1,966	$12,458
Shares redeemed	(11,355,140)	(19,145,537)	(249,744)	(342,577)
Net decrease	$(11,183,501)	$(18,832,625)	$(247,778)	$(330,119)

	Class A Shares		Class B Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund II (Number of Shares)
Dividends reinvested	51,981	70,515	388,101	435,166
Shares redeemed	(983,030)	(1,310,014)	(6,349,149)	(8,203,117)
Net decrease in shares outstanding	(931,049)	(1,239,499)	(5,961,048)	(7,767,951)

Principal Protection Fund II ($)
Dividends reinvested	$491,739	$680,471	$3,674,885	$4,203,704
Shares redeemed	(9,440,582)	(12,722,737)	(60,794,351)	(79,519,196)
Net decrease	$(8,948,843)	$(12,042,266)	$(57,119,466)	$(75,315,492)

	Class C Shares		Class Q Shares*
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund II (Number of Shares)
Dividends reinvested	47,860	71,657	17	85
Shares redeemed	(2,051,427)	(2,638,052)	(558)	(4,302)
Net decrease in shares outstanding	(2,003,567)	(2,566,395)	(541)	(4,217)

Principal Protection Fund II ($)
Dividends reinvested	$455,147	$693,642	$157	$820
Shares redeemed	(19,720,368)	(25,644,570)	(5,299)	(41,820)
Net decrease	$(19,265,221)	$(24,950,928)	$(5,142)	$(41,000)

* On May 25, 2006, the Board of Trustees approved the dissolution of Class Q and all shares were redeemed.

61

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund III (Number of Shares)
Dividends reinvested	40,089	54,990	293,694	350,146
Shares redeemed	(636,574)	(1,060,970)	(5,381,274)	(6,013,022)
Net decrease in shares outstanding	(596,485)	(1,005,980)	(5,087,580)	(5,662,876)

Principal Protection Fund III ($)
Dividends reinvested	$386,061	$538,903	$2,826,711	$3,434,939
Shares redeemed	(6,219,092)	(10,475,624)	(52,423,016)	(59,109,994)
Net decrease	$(5,833,031)	$(9,936,721)	$(49,596,305)	$(55,675,055)

	Class C Shares		Class Q Shares*
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund III (Number of Shares)
Dividends reinvested	25,229	43,327	68	1,523
Shares redeemed	(1,138,454)	(1,683,094)	(7,659)	(53,409)
Net decrease in shares outstanding	(1,113,225)	(1,639,767)	(7,591)	(51,886)

Principal Protection Fund III ($)
Dividends reinvested	$244,470	$426,334	$656	$14,906
Shares redeemed	(11,134,704)	(16,572,347)	(75,087)	(519,504)
Net decrease	$(10,890,234)	$(16,146,013)	$(74,431)	$(504,598)

	Class A Shares		Class B Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund IV (Number of Shares)
Dividends reinvested	45,876	65,953	407,834	405,769
Shares redeemed	(1,123,796)	(2,144,408)	(8,913,971)	(9,702,747)
Net decrease in shares outstanding	(1,077,920)	(2,078,455)	(8,506,137)	(9,296,978)

Principal Protection Fund IV ($)
Dividends reinvested	$479,858	$690,680	$4,270,017	$4,256,495
Shares redeemed	(11,831,527)	(22,377,887)	(93,677,960)	(100,984,027)
Net decrease	$(11,351,669)	$(21,687,207)	$(89,407,943)	$(96,727,532)

	Class C Shares		Class Q Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund IV (Number of Shares)
Dividends reinvested	46,942	52,853	595	1,837
Shares redeemed	(2,400,736)	(3,447,129)	(60,464)	(1,689)
Net increase (decrease) in shares outstanding	(2,353,794)	(3,394,276)	(59,869)	148

Principal Protection Fund IV ($)
Dividends reinvested	$493,363	$555,665	$6,246	$19,252
Shares redeemed	(25,278,434)	(35,924,689)	(630,477)	(17,619)
Net increase (decrease)	$(24,785,071)	$(35,369,024)	$(624,231)	$1,633

* On May 25, 2006, the Board of Trustees approved the dissolution of Class Q and all shares were redeemed.

62

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund V (Number of Shares)
Dividends reinvested	44,717	160,676	323,489	1,385,511	23,373	146,149
Shares redeemed	(995,261)	(1,352,541)	(8,546,359)	(7,651,443)	(1,624,326)	(2,440,496)
Net decrease in shares outstanding	(950,544)	(1,191,865)	(8,222,870)	(6,265,932)	(1,600,953)	(2,294,347)

Principal Protection Fund V ($)
Dividends reinvested	$441,356	$1,585,875	$3,199,283	$13,702,688	$231,861	$1,448,330
Shares redeemed	(9,902,918)	(13,585,353)	(84,767,488)	(76,322,734)	(16,156,874)	(24,461,505)
Net decrease	$(9,461,562)	$(11,999,478)	$(81,568,205)	$(62,620,046)	$(15,925,013)	$(23,013,175)

	Class A Shares		Class B Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund VI (Number of Shares)
Dividends reinvested	25,571	151,526	143,057	1,197,734
Shares redeemed	(969,227)	(1,928,816)	(7,743,763)	(7,319,539)
Net decrease in shares outstanding	(943,656)	(1,777,290)	(7,600,706)	(6,121,805)

Principal Protection Fund VI ($)
Dividends reinvested	$252,132	$1,494,329	$1,413,830	$11,822,333
Shares redeemed	(9,603,783)	(19,194,608)	(76,565,988)	(72,780,675)
Net decrease	$(9,351,651)	$(17,700,279)	$(75,152,158)	$(60,958,342)

	Class C Shares		Class Q Shares*
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund VI (Number of Shares)
Dividends reinvested	8,842	141,268	—	1,379
Shares redeemed	(1,779,638)	(2,649,068)	(20,850)	(10,409)
Net decrease in shares outstanding	(1,770,796)	(2,507,800)	(20,850)	(9,030)

Principal Protection Fund VI ($)
Dividends reinvested	$87,803	$1,398,741	$—	$13,597
Shares redeemed	(17,641,534)	(26,446,891)	(206,672)	(102,883)
Net decrease	$(17,553,731)	$(25,048,150)	$(206,672)	$(89,286)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund VII (Number of Shares)
Dividends reinvested	23,571	47,945	197,277	353,912	22,688	49,842
Shares redeemed	(642,056)	(839,962)	(4,285,829)	(3,026,787)	(1,208,528)	(2,097,602)
Net decrease in shares outstanding	(618,485)	(792,017)	(4,088,552)	(2,672,875)	(1,185,840)	(2,047,760)

Principal Protection Fund VII ($)
Dividends reinvested	$229,345	$472,258	$1,937,257	$3,517,887	$222,324	$494,931
Shares redeemed	(6,302,333)	(8,309,059)	(42,315,808)	(30,061,540)	(11,931,909)	(20,811,779)
Net decrease	$(6,072,988)	$(7,836,801)	$(40,378,551)	$(26,543,653)	$(11,709,585)	$(20,316,848)

* On May 25, 2006, the Board of Trustees approved the dissolution of Class Q and all shares were redeemed.

63

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund VIII (Number of Shares)
Dividends reinvested	23,085	46,591	74,009	175,939	7,188	37,081
Shares redeemed	(657,270)	(645,304)	(2,301,769)	(2,017,209)	(1,062,504)	(1,393,490)
Net decrease in shares outstanding	(634,185)	(598,713)	(2,227,760)	(1,841,270)	(1,055,316)	(1,356,409)

Principal Protection Fund VIII ($)
Dividends reinvested	$228,971	$464,168	$733,428	$1,756,352	$71,453	$370,143
Shares redeemed	(6,539,174)	(6,439,999)	(22,860,333)	(20,067,690)	(10,573,040)	(13,844,229)
Net decrease	$(6,310,203)	$(5,975,831)	$(22,126,905)	$(18,311,338)	$(10,501,587)	$(13,474,086)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund IX (Number of Shares)
Dividends reinvested	18,092	21,330	85,532	62,989	11,222	14,085
Shares redeemed	(380,083)	(1,049,072)	(1,108,578)	(1,008,875)	(838,141)	(711,616)
Net decrease in shares outstanding	(361,991)	(1,027,742)	(1,023,046)	(945,886)	(826,919)	(697,531)

Principal Protection Fund IX ($)
Dividends reinvested	$180,559	$214,844	$855,316	$635,651	$112,556	$142,147
Shares redeemed	(3,829,592)	(10,489,965)	(11,133,148)	(10,136,434)	(8,435,161)	(7,130,350)
Net decrease	$(3,649,033)	$(10,275,121)	$(10,277,832)	$(9,500,783)	$(8,322,605)	$(6,988,203)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Principal Protection Fund X (Number of Shares)
Shares sold	—	1,089,064	—	3,209,332	—	1,183,460
Dividends reinvested	47,295	15,677	113,117	29,515	17,685	6,030
Shares redeemed	(524,488)	(223,582)	(766,980)	(354,119)	(564,447)	(172,721)
Net increase in shares outstanding	(477,193)	881,159	(653,863)	2,884,728	(546,762)	1,016,769

Principal Protection Fund X ($)
Shares sold	$—	$10,890,721	$—	$32,093,488	$—	$11,835,565
Dividends reinvested	470,585	160,642	1,126,641	302,400	176,499	61,782
Shares redeemed	(5,304,227)	(2,270,449)	(7,756,528)	(3,595,632)	(5,741,191)	(1,756,875)
Net increase (decrease)	$(4,833,642)	$8,780,914	$(6,629,887)	$28,800,256	$(5,564,692)	$10,140,472

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31, 2006	August 16, 2004(1) to May 31, 2005	Year Ended May 31, 2006	August 16, 2004(1) to May 31, 2005	Year Ended May 31, 2006	August 16, 2004(1) to May 31, 2005
Principal Protection Fund XI (Number of Shares)
Shares sold	—	1,022,678	—	2,994,833	—	761,433
Dividends reinvested	12,030	4,091	21,159	7,788	2,991	1,421
Shares redeemed	(225,598)	(126,366)	(543,755)	(153,095)	(239,329)	(45,574)
Net increase (decrease) in shares outstanding	(213,568)	900,403	(522,596)	2,849,526	(236,338)	717,280

Principal Protection Fund XI ($)
Shares sold	$—	$10,229,626	$—	$29,948,309	$—	$7,614,372
Dividends reinvested	119,453	40,819	210,197	77,685	29,698	14,416
Shares redeemed	(2,250,088)	(1,255,657)	(5,404,263)	(1,511,554)	(2,372,379)	(451,955)
Net increase (decrease)	$(2,130,635)	$9,014,788	$(5,194,066)	$28,514,440	$(2,342,681)	$7,176,833

(1) Commencement of operations.

64

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31, 2006	November 15, 2004(1) to May 31, 2005	Year Ended May 31, 2006	November 15, 2004(1) to May 31, 2005	Year Ended May 31, 2006	November 15, 2004(1) to May 31, 2005
Principal Protection Fund XII (Number of Shares)
Shares sold	—	480,221	—	1,334,833	—	538,587
Dividends reinvested	5,714	—	12,290	—	2,295	—
Shares redeemed	(166,920)	(7,137)	(210,380)	(33,835)	(251,832)	(4,471)
Net increase in shares outstanding	(161,206)	473,084	(198,090)	1,300,998	(249,537)	534,116

Principal Protection Fund XII ($)
Shares sold	—	$4,805,254	—	$13,348,759	—	$5,386,025
Dividends reinvested	56,393	—	121,177	—	22,650	—
Shares redeemed	(1,662,265)	(70,533)	(2,079,467)	(333,976)	(2,491,743)	(44,292)
Net increase	$(1,605,872)	$4,734,721	$(1,958,290)	$13,014,783	$(2,469,093)	$5,341,733

(1) Commencement of operations.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2006:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains / (Losses)
PPF	$—	$(2,002)	$2,002
PPF II	—	(2,230)	2,230
PPF III	—	(2,430)	2,430
PPF IV	—	(11,185)	11,185
PPF V	—	(7,163)	7,163
PPF VI	—	(6,121)	6,121
PPF VII	(66,121)	60,962	5,159
PPF VIII	—	(2,065)	2,065
PPF IX	—	(1,634)	1,634
PPF X	—	(1,508)	1,508
PPF XI	(20,574)	19,749	825
PPF XII	(13,074)	12,652	422

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2006		Year Ended May 31, 2005
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
PPF	$3,105,000	$—	$4,411,220	$—
PPF II	6,153,605	—	7,426,586	—
PPF III	4,363,506	—	5,578,418	—
PPF IV	2,031,385	4,471,587	3,359,852	3,475,928
PPF V	4,372,065	—	13,235,904	5,727,449
PPF VI	2,015,841	—	15,460,358	1,749,187
PPF VII	1,582,496	1,182,567	4,039,978	1,221,176
PPF VIII	1,252,159	—	3,293,056	1,004
PPF IX	1,320,304	152	1,238,640	—
PPF X	1,911,672	161,437	630,037	—
PPF XI	439,730	808	158,606	—
PPF XII	251,634	—	—	—

65

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post- October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
PPF	$1,078,559	$—	$5,366,815	$—	$(10,884,772)	2011
PPF II	2,061,895	—	5,580,119	—	(29,360,869)	2011
PPF III	1,377,677	—	6,580,528	—	(16,762,087)	2011
PPF IV	587,410	4,734,459	32,689,383	—	—	—
PPF V	1,947,123	1,622,240	(4,396,411)	—	—	—
PPF VI	1,573,668	—	(4,556,133)	—	—	—
PPF VII	—	—	(3,354,177)	(420,775)	—	—
PPF VIII	410,010	—	(1,837,019)	—	—	—
PPF IX	555,589	162,272	(721,828)	—	—	—
PPF X	424,844	410,391	(986,355)	—	—	—
PPF XI	226,768	81,969	(762,448)	—	—	—
PPF XII	76,494	—	(346,475)	—	$(61,895)	2013
					(92,067)	2014
					$(153,962)

NOTE 13 — LITIGATION

Lawsuits were filed by certain shareholders on behalf of Principal Protection, Principal Protection II, and Principal Protection IV (the “Funds”) against ING Investments, LLC, the Funds’ Investment Manager, ING IM, the Funds’ Sub-Adviser, ING Funds Distributors, LLC, the Funds’ Distributor and certain of the independent trustees of the Funds (collectively, the “Defendants”) that allege, among other things, that the Funds’ advisory fees, sub-advisory fees and certain 12b-1 fees are excessive. The claims regarding 12b-1 fees and the claims against the Independent Trustees were dismissed. The Funds were named as nominal defendants in each of these suits. The suits sought recovery by the Funds from the Defendants of any fees found to be excessive.

On July 19, 2006, the United States District Court District of Massachusetts approved the terms of a settlement of the matter. Under the terms of the settlement, ING Investments, LLC and ING IM Defendants will make an aggregate payment of $1.5 million to the Funds as follows:

PPF:	$241,820
PPF II:	502,489
PPF IV:	755,691

These Defendants are obliged to make payment within 25 days following the first full day after the expiration of time to seek review of the court’s approval of the settlement. The court’s approval of the settlement is currently subject to possible appeal. If no appeal is filed by August 18, 2006, payment must be made by September 25, 2006. In addition, under the terms of the settlement, the Defendants have agreed, subject to the approval of the trustees of the Funds, to reduce for a period of ten years the advisory fee of the Funds during the Index Plus LargeCap Period from 0.60% to 0.45% of average daily net assets.

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated

66

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek

67

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments have been named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning ING’s administration of the New Hampshire state employees deferred compensation plan. ING is cooperating with this regulator to resolve the matter. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

68

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 18.6%

		Advertising: 0.0%
500		Omnicom Group	$47,555
			47,555
		Aerospace/Defense: 0.5%
3,320		Boeing Co.	276,390
1,300		General Dynamics Corp.	82,732
300		Goodrich Corp.	12,789
250		L-3 Communications Holdings, Inc.	18,240
1,500		Lockheed Martin Corp.	108,735
835		Northrop Grumman Corp.	54,008
1,583		Raytheon Co.	72,581
360		Rockwell Collins, Inc.	19,656
2,500		United Technologies Corp.	156,300
			801,431
		Agriculture: 0.4%
4,940		Altria Group, Inc.	357,409
2,690		Archer-Daniels-Midland Co.	111,823
750		Monsanto Co.	63,120
250		Reynolds America, Inc.	27,485
			559,837
		Airlines: 0.0%
2,800		Southwest Airlines Co.	45,080
			45,080
		Apparel: 0.1%
1,740	@	Coach, Inc.	50,599
250		Jones Apparel Group, Inc.	8,110
340		Liz Claiborne, Inc.	13,148
410		Nike, Inc.	32,927
220		VF Corp.	13,845
			118,629
		Auto Manufacturers: 0.1%
6,230		Ford Motor Co.	44,607
300	@	Navistar International Corp.	7,974
400		Paccar, Inc.	30,740
			83,321
		Auto Parts & Equipment: 0.0%
830	@	Goodyear Tire & Rubber Co.	10,558
430		Johnson Controls, Inc.	36,623
			47,181
		Banks: 1.2%
1,090		AmSouth Bancorp	29,212
11,271		Bank of America Corp.	545,516
2,000		Bank of New York	66,460
1,422		BB&T Corp.	59,113
700		Comerica, Inc.	38,325
250		Compass Bancshares, Inc.	13,913
180		First Horizon National Corp.	7,193
580		Huntington Bancshares, Inc.	13,642
980		Keycorp	35,006
250		M&T Bank Corp.	28,775
650		Marshall & Ilsley Corp.	29,471
1,050		Mellon Financial Corp.	37,989
2,230		National City Corp.	82,242
450		Northern Trust Corp.	25,164
690		PNC Financial Services Group, Inc.	$47,548
1,200		Regions Financial Corp.	40,620
840		State Street Corp.	52,164
920		SunTrust Banks, Inc.	69,653
185		Synovus Financial Corp.	4,867
4,380		US Bancorp.	135,211
3,889		Wachovia Corp.	208,062
4,250		Wells Fargo & Co.	282,073
340		Zions Bancorporation	27,550
			1,879,769
		Beverages: 0.5%
1,990		Anheuser-Busch Cos., Inc.	90,824
180		Brown-Forman Corp.	13,734
6,770		Coca-Cola Co.	298,083
900		Coca-Cola Enterprises, Inc.	17,694
400	@	Constellation Brands, Inc.	9,880
470		Pepsi Bottling Group, Inc.	14,730
5,380		PepsiCo, Inc.	325,275
			770,220
		Biotechnology: 0.2%
2,862	@	Amgen, Inc.	193,443
900	@	Biogen Idec, Inc.	41,967
100	@	Genzyme Corp.	5,950
200	@	Millipore Corp.	13,880
			255,240
		Building Materials: 0.0%
360		American Standard Cos., Inc.	15,296
1,050		Masco Corp.	32,571
250		Vulcan Materials Co.	19,513
			67,380
		Chemicals: 0.3%
650		Air Products & Chemicals, Inc.	42,153
2,350		Dow Chemical Co.	93,695
600		Ecolab, Inc.	23,226
2,300		EI DuPont de Nemours & Co.	97,819
150		Engelhard Corp.	5,840
340		International Flavors & Fragrances, Inc.	12,101
730		PPG Industries, Inc.	46,968
920		Praxair, Inc.	48,484
590		Rohm & Haas Co.	29,742
300		Sherwin-Williams Co.	14,511
			414,539
		Commercial Services: 0.2%
300	@	Apollo Group, Inc.	15,693
2,500		Cendant Corp.	40,425
590		Equifax, Inc.	21,287
1,060		H&R Block, Inc.	24,115
1,380		McKesson Corp.	68,310
600		Moody’s Corp.	31,380
850		Paychex, Inc.	31,204
730		Robert Half International, Inc.	29,959
700		RR Donnelley & Sons Co.	22,526
			284,899

See Accompanying Notes to Financial Statements

69

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers: 0.9%
300	@	Affiliated Computer Services, Inc.	$14,976
1,980	@	Apple Computer, Inc.	118,345
450	@	Computer Sciences Corp.	25,313
5,840	@	Dell, Inc.	148,219
1,300		Electronic Data Systems Corp.	31,876
6,000	@	EMC Corp.	76,800
11,467		Hewlett-Packard Co.	371,301
6,570		International Business Machines Corp.	524,943
320	@	Lexmark International, Inc.	18,320
500	@	NCR Corp.	19,540
880	@	Network Appliance, Inc.	28,160
400	@	Sandisk Corp.	22,508
1,000	@	Unisys Corp.	6,580
			1,406,881
		Cosmetics/Personal Care: 0.5%
5		Alberto-Culver Co.	233
1,100		Avon Products, Inc.	34,870
1,300		Colgate-Palmolive Co.	78,442
300		Estee Lauder Cos., Inc.	12,282
10,811		Procter & Gamble Co.	586,497
			712,324
		Distribution/Wholesale: 0.0%
636		Genuine Parts Co.	27,386
300		WW Grainger, Inc.	21,648
			49,034
		Diversified Financial Services: 1.7%
3,030		American Express Co.	164,711
666		Ameriprise Financial, Inc.	30,483
790		Capital One Financial Corp.	65,388
2,600		Charles Schwab Corp.	43,316
700		CIT Group, Inc.	35,980
12,350		Citigroup, Inc.	608,855
1,440		Countrywide Financial Corp.	55,123
900	@	E*Trade Financial Corp.	21,843
2,410		Fannie Mae	119,898
250		Federated Investors, Inc.	8,030
450		Franklin Resources, Inc.	40,478
1,700		Freddie Mac	102,068
1,800		Goldman Sachs Group, Inc.	271,710
500		Janus Capital Group, Inc.	9,005
8,700		JPMorgan Chase & Co.	370,968
300		Legg Mason, Inc.	28,779
2,180		Lehman Brothers Holdings, Inc.	145,210
2,310		Merrill Lynch & Co., Inc.	167,267
4,440		Morgan Stanley	264,713
1,010		SLM Corp.	54,298
250		T. Rowe Price Group, Inc.	19,775
400		The Bear Stearns Cos., Inc.	53,500
			2,681,398
		Electric: 0.5%
1,700	@	AES Corp.	31,280
400	@	Allegheny Energy, Inc.	14,588
1,580		American Electric Power Co., Inc.	54,147
900		CenterPoint Energy Resources Corp.	10,791
950	@	CMS Energy Corp.	$12,198
750		Consolidated Edison, Inc.	33,075
450		Constellation Energy Group, Inc.	23,265
300		Dominion Resources, Inc.	21,774
400		DTE Energy Co.	16,168
3,836		Duke Energy Corp.	108,252
1,090		Edison International	42,772
300		Exelon Corp.	16,983
1,250		FirstEnergy Corp.	65,525
1,000		FPL Group, Inc.	39,830
930		Pacific Gas & Electric Co.	36,902
300		Pinnacle West Capital Corp.	11,817
1,060		PPL Corp.	31,556
200		Progress Energy, Inc.	8,408
750		Public Service Enterprise Group, Inc.	47,798
400		Southern Co.	12,788
650		TECO Energy, Inc.	9,763
1,480		TXU Corp.	84,804
1,300		Xcel Energy, Inc.	24,401
			758,885
		Electrical Components & Equipment: 0.1%
1,460		Emerson Electric Co.	120,479
300		Molex, Inc.	10,650
			131,129
		Electronics: 0.1%
1,650	@	Agilent Technologies, Inc.	57,569
630		Applera Corp. - Applied Biosystems Group	18,648
480		Jabil Circuit, Inc.	16,714
550		PerkinElmer, Inc.	11,473
1,250	@	Sanmina-SCI Corp.	5,875
3,040	@	Solectron Corp.	10,822
350	@	Thermo Electron Corp.	12,859
350	@	Waters Corp.	14,578
			148,538
		Engineering & Construction: 0.0%
300		Fluor Corp.	26,298
			26,298
		Entertainment: 0.0%
850		International Game Technology	31,646
			31,646
		Environmental Control: 0.0%
1,390		Waste Management, Inc.	50,902
			50,902
		Food: 0.2%
900		Albertson’s, Inc.	23,049
400		Campbell Soup Co.	14,076
1,350		ConAgra Foods, Inc.	30,510
300	@	Dean Foods Co.	10,710
1,100		General Mills, Inc.	57,079
970		HJ Heinz Co.	41,080
660		Kellogg Co.	31,086
1,700		Kroger Co.	34,187
400		McCormick & Co., Inc.	13,780
1,400		Safeway, Inc.	33,012
1,990		Sara Lee Corp.	33,770

See Accompanying Notes to Financial Statements

70

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
630		Supervalu, Inc.	$18,371
300		Whole Foods Market, Inc.	19,500
650		WM Wrigley Jr. Co.	29,718
			389,928
		Forest Products & Paper: 0.1%
300		International Paper Co.	10,194
450		Louisiana-Pacific Corp.	10,917
450		MeadWestvaco Corp.	12,330
100		Plum Creek Timber Co., Inc.	3,575
300		Temple-Inland, Inc.	12,903
700		Weyerhaeuser Co.	44,772
			94,691
		Gas: 0.0%
890		Sempra Energy	40,023
			40,023
		Hand/Machine Tools: 0.0%
210		Black & Decker Corp.	18,262
140		Snap-On, Inc.	5,863
310		Stanley Works	15,051
			39,176
		Healthcare-Products: 0.4%
200		Bausch & Lomb, Inc.	9,830
1,600		Baxter International, Inc.	60,320
680		Becton Dickinson & Co.	41,092
340		CR Bard, Inc.	25,163
7,350		Johnson & Johnson	442,617
1,020	@	St. Jude Medical, Inc.	34,782
700		Stryker Corp.	30,730
600	@	Zimmer Holdings, Inc.	36,330
			680,864
		Healthcare-Services: 0.4%
2,340		Aetna, Inc.	89,996
535	@	Coventry Health Care, Inc.	27,954
750	@	Humana, Inc.	37,973
250	@	Laboratory Corp. of America Holdings	14,840
400		Quest Diagnostics	22,296
5,640		UnitedHealth Group, Inc.	247,934
2,760	@	WellPoint, Inc.	197,561
			638,554
		Home Builders: 0.0%
100		Lennar Corp.	4,791
			4,791
		Home Furnishings: 0.0%
200		Harman International Industries, Inc.	16,946
100		Whirlpool Corp.	8,992
			25,938
		Household Products/Wares: 0.1%
300		Avery Dennison Corp.	17,817
70		Clorox Co.	4,423
330		Fortune Brands, Inc.	24,420
1,270		Kimberly-Clark Corp.	77,051
			123,711
		Housewares: 0.0%
850		Newell Rubbermaid, Inc.	$22,491
			22,491
		Insurance: 0.9%
750	@@	ACE Ltd.	38,828
1,220		Aflac, Inc.	57,096
1,650		Allstate Corp.	90,767
270		AMBAC Financial Group, Inc.	21,641
6,300		American International Group, Inc.	383,040
900		AON Corp.	32,085
1,680		Chubb Corp.	84,890
390		Cigna Corp.	36,169
339		Cincinnati Financial Corp.	15,540
900		Genworth Financial, Inc.	30,141
1,000		Hartford Financial Services Group, Inc.	87,940
1,022		Lincoln National Corp.	57,416
150		Loews Corp.	5,097
270		MBIA, Inc.	15,425
2,610		Metlife, Inc.	134,337
250		MGIC Investment Corp.	16,468
920		Principal Financial Group	50,278
1,800		Progressive Corp.	49,230
1,760		Prudential Financial, Inc.	134,024
530		Safeco Corp.	29,346
1,690		St. Paul Cos.	74,394
280		Torchmark Corp.	16,486
900		UnumProvident Corp.	16,164
			1,476,802
		Internet: 0.2%
1,300	@	Amazon.com, Inc.	44,993
2,850	@	eBay, Inc.	93,509
500	@	Google, Inc.	185,910
250	@	Monster Worldwide, Inc.	12,218
2,611	@	Symantec Corp.	40,732
100	@	VeriSign, Inc.	2,245
			379,607
		Iron/Steel: 0.1%
650		Nucor Corp.	68,426
300		United States Steel Corp.	19,914
			88,340
		Leisure Time: 0.1%
340		Brunswick Corp.	12,216
1,100		Carnival Corp.	43,901
700		Harley-Davidson, Inc.	34,895
400		Sabre Holdings Corp.	8,560
			99,572
		Lodging: 0.1%
400		Harrah’s Entertainment, Inc.	30,416
1,030		Hilton Hotels Corp.	28,284
500		Marriott International, Inc.	36,165
550		Starwood Hotels & Resorts	33,605
			128,470
		Machinery-Construction & Mining: 0.1%
1,600		Caterpillar, Inc.	116,720
			116,720

See Accompanying Notes to Financial Statements

71

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Diversified: 0.0%
100		Cummins, Inc.	$11,021
100		Deere & Co.	8,560
410		Rockwell Automation, Inc.	27,995
			47,576
		Media: 0.5%
2,605		CBS Corp. - Class B	67,496
300		Clear Channel Communications, Inc.	9,240
5,200	@	Comcast Corp.	167,076
160		Gannett Co., Inc.	8,642
1,540		McGraw-Hill Cos., Inc.	79,464
220		Meredith Corp.	11,011
300		New York Times Co.	7,248
6,000		News Corp., Inc.	114,420
2,200		Time Warner, Inc.	37,862
600	@	Univision Communications, Inc.	21,570
2,005	@	Viacom, Inc. - Class B	75,689
5,370		Walt Disney Co.	163,785
			763,503
		Mining: 0.1%
400		Alcoa, Inc.	12,688
600		Freeport-McMoRan Copper & Gold, Inc.	33,594
300		Newmont Mining Corp.	15,645
540		Phelps Dodge Corp.	46,273
			108,200
		Miscellaneous Manufacturing: 0.9%
1,950		3M Co.	163,137
260	@	Cooper Industries Ltd.	23,156
700		Danaher Corp.	44,877
500		Dover Corp.	24,420
700		Eastman Kodak Co.	16,877
380		Eaton Corp.	27,945
25,680		General Electric Co.	879,797
2,220		Honeywell International, Inc.	91,420
900		Illinois Tool Works, Inc.	44,685
790	@@	Ingersoll-Rand Co.	34,452
400		ITT Industries, Inc.	20,860
400		Leggett & Platt, Inc.	10,156
250		Parker Hannifin Corp.	19,505
320		Textron, Inc.	29,098
1,000	@@	Tyco International Ltd.	27,110
			1,457,495
		Office/Business Equipment: 0.0%
520		Pitney Bowes, Inc.	21,206
2,240	@	Xerox Corp.	30,755
			51,961
		Oil & Gas: 1.8%
900		Anadarko Petroleum Corp.	44,703
744		Apache Corp.	48,271
6,652		ChevronTexaco Corp.	397,723
5,017		ConocoPhillips	317,526
1,040		Devon Energy Corp.	59,654
500		EOG Resources, Inc.	32,830
23,040		ExxonMobil Corp.	1,403,338
180		Hess Corp.	27,000
250		Kerr-McGee Corp.	26,713
1,470		Marathon Oil Corp.	110,324
300		Murphy Oil Corp.	$15,819
700	@,@@	Nabors Industries Ltd.	25,137
1,570		Occidental Petroleum Corp.	155,571
200		Rowan Cos., Inc.	7,964
500		Sunoco, Inc.	34,295
2,300		Valero Energy Corp.	141,105
800		XTO Energy, Inc.	32,976
			2,880,949
		Oil & Gas Services: 0.2%
800		Baker Hughes, Inc.	69,040
1,150		Halliburton Co.	85,779
2,600		Schlumberger Ltd.	170,482
			325,301
		Packaging & Containers: 0.0%
340		Ball Corp.	12,723
500	@	Pactiv Corp.	12,335
250		Sealed Air Corp.	12,893
			37,951
		Pharmaceuticals: 1.0%
4,000		Abbott Laboratories	170,800
350		Allergan, Inc.	33,187
880		AmerisourceBergen Corp.	38,359
300	@	Barr Pharmaceuticals, Inc.	15,810
900		Bristol-Myers Squibb Co.	22,095
1,440		Cardinal Health, Inc.	96,350
1,120		Caremark Rx, Inc.	53,726
500	@	Express Scripts, Inc.	36,640
810	@	Forest Laboratories, Inc.	30,359
1,100	@	Gilead Sciences, Inc.	63,063
750	@	Hospira, Inc.	33,608
880	@	King Pharmaceuticals, Inc.	15,646
849	@	Medco Health Solutions, Inc.	45,761
9,100		Merck & Co., Inc.	302,939
500		Mylan Laboratories	10,455
17,934		Pfizer, Inc.	424,318
3,700		Schering-Plough Corp.	70,522
250	@	Watson Pharmaceuticals, Inc.	6,333
3,400		Wyeth	155,516
			1,625,487
		Pipelines: 0.0%
250		Kinder Morgan, Inc.	25,120
300		Williams Cos., Inc.	6,780
			31,900
		Real Estate Investment Trusts: 0.1%
250		Apartment Investment & Management Co.	10,813
150		Archstone-Smith Trust	7,253
500		Kimco Realty Corp.	17,925
300		Public Storage, Inc.	21,504
510		Simon Property Group LP	40,611
			98,106
		Retail: 1.2%
450	@	Autonation, Inc.	9,761
200	@	Autozone, Inc.	18,146
900	@	Bed Bath & Beyond, Inc.	31,653
1,455		Best Buy Co., Inc.	77,115
550		Circuit City Stores, Inc.	16,528
1,500		Costco Wholesale Corp.	79,395

See Accompanying Notes to Financial Statements

72

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
1,900		CVS Corp.	$53,010
500		Darden Restaurants, Inc.	17,705
750		Dollar General Corp.	12,225
250		Family Dollar Stores, Inc.	6,245
719		Federated Department Stores	52,365
1,970		Gap, Inc.	35,854
5,190		Home Depot, Inc.	197,843
900		JC Penney Co., Inc.	54,684
900	@	Kohl’s Corp.	48,321
830		Limited Brands	22,543
1,970		Lowe’s Cos., Inc.	122,692
5,250		McDonald’s Corp.	174,143
700		Nordstrom, Inc.	25,781
980	@	Office Depot, Inc.	40,739
300	@	Sears Holding Corp.	45,561
3,040		Staples, Inc.	71,410
3,100	@	Starbucks Corp.	110,515
2,250		Target Corp.	110,070
200		Tiffany & Co.	6,838
1,430		TJX Cos., Inc.	33,905
5,970		Wal-Mart Stores, Inc.	289,247
2,500		Walgreen Co.	101,500
310		Wendy’s International, Inc.	18,687
770		Yum! Brands, Inc.	38,808
			1,923,289
		Savings & Loans: 0.1%
700		Golden West Financial Corp.	51,170
200		Sovereign Bancorp, Inc.	4,460
452		Washington Mutual, Inc.	20,751
			76,381
		Semiconductors: 0.5%
1,600	@	Advanced Micro Devices, Inc.	49,424
850	@	Altera Corp.	16,626
1,240		Analog Devices, Inc.	41,825
3,940		Applied Materials, Inc.	66,625
300	@	Broadcom Corp.	10,143
1,669	@	Freescale Semiconductor, Inc.	52,089
13,980		Intel Corp.	251,920
150		KLA-Tencor Corp.	6,156
750		Linear Technology Corp.	25,313
900	@	LSI Logic Corp.	8,757
800		Maxim Integrated Products	24,584
1,500	@	Micron Technology, Inc.	24,840
1,450		National Semiconductor Corp.	37,236
900	@	Nvidia Corp.	20,682
500	@	QLogic Corp.	8,940
3,850		Texas Instruments, Inc.	120,236
900		Xilinx, Inc.	23,400
			788,796
		Software: 0.7%
1,320	@	Adobe Systems, Inc.	37,792
520	@	Autodesk, Inc.	18,923
1,420		Automatic Data Processing, Inc.	64,567
910	@	BMC Software, Inc.	18,337
1,241		CA, Inc.	26,967
700	@	Citrix Systems, Inc.	26,306
1,600	@	Compuware Corp.	11,776
750	@	Electronic Arts, Inc.	31,553
1,924		First Data Corp.	88,716
460	@	Fiserv, Inc.	19,849
550		IMS Health, Inc.	$14,839
450	@	Intuit, Inc.	24,881
21,650		Microsoft Corp.	490,373
1,800	@	Novell, Inc.	13,914
9,510	@	Oracle Corp.	135,232
480	@	Parametric Technology Corp.	6,403
			1,030,428
		Telecommunications: 1.1%
900		Alltel Corp.	55,665
9,492		AT&T, Inc.	247,362
250	@	Avaya, Inc.	2,953
6,050		BellSouth Corp.	204,309
280		CenturyTel, Inc.	10,010
20,270	@	Cisco Systems, Inc.	398,914
900		Citizens Communications Co.	11,412
110	@	Comverse Technology, Inc.	2,477
3,750	@	Corning, Inc.	90,938
442	@	Embarq Corp.	18,418
8,310		Motorola, Inc.	175,258
3,900		Qualcomm, Inc.	176,319
7,553		Sprint Corp. - FON Group	160,199
1,420	@	Tellabs, Inc.	20,306
7,140		Verizon Communications, Inc.	222,839
			1,797,379
		Textiles: 0.0%
450		Cintas Corp.	19,062
			19,062
		Toys/Games/Hobbies: 0.0%
810		Hasbro, Inc.	15,017
950		Mattel, Inc.	15,970
			30,987
		Transportation: 0.4%
960		Burlington Northern Santa Fe Corp.	74,314
540		CSX Corp.	36,137
800		FedEx Corp.	87,416
1,550		Norfolk Southern Corp.	81,778
650		Union Pacific Corp.	60,320
2,780		United Parcel Service, Inc.	223,929
			563,894
		Total Common Stock (Cost $21,755,453)	29,380,439

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 75.7%

	Federal National Mortgage Association: 75.7%
$87,000,000	5.310%, due 10/11/06	85,373,796
35,000,000	5.310%, due 10/11/06	34,345,780
		119,719,576

	Total U.S. Government Agency Obligations (Cost $120,047,011)	119,719,576

See Accompanying Notes to Financial Statements

73

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 5.1%

	U.S. Treasury STRIP: 5.1%
$8,077,000	4.870%, due 08/15/06		$7,997,433

	Total U.S. Treasury Obligations (Cost $8,000,019)		7,997,433
	Total Long-Term Investments (Cost $149,802,483)		157,097,448

SHORT-TERM INVESTMENTS: 1.0%

	Repurchase Agreement: 1.0%
1,599,000	Morgan Stanley Repurchase
	Agreement dated 05/31/2006, 5.020%, due 06/01/06, $1,599,223 to be received upon repurchase (Collateralized by $1,500,000 Federal National Mortgage Association, 6.250%, Market Value plus accrued interest $1,635,417, due 05/15/29).		1,599,000

	Total Short-Term Investments (Cost $1,599,000)		1,599,000

	Total Investments in Securities (Cost $151,401,483)*	100.4%	$158,696,448
	Other Assets and Liabilities-Net	(0.4)	(659,805)
	Net Assets	100.0%	$158,036,643

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $153,329,633.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,004,537
Gross Unrealized Depreciation	(637,722)
Net Unrealized Appreciation	$5,366,815

See Accompanying Notes to Financial Statements

74

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 16.9%
		Advertising: 0.0%
650		Omnicom Group	$61,822
			61,822
		Aerospace/Defense: 0.5%
4,470		Boeing Co.	372,128
1,800		General Dynamics Corp.	114,552
400		Goodrich Corp.	17,052
400		L-3 Communications Holdings, Inc.	29,184
1,960		Lockheed Martin Corp.	142,080
1,219		Northrop Grumman Corp.	78,845
2,281		Raytheon Co.	104,584
540		Rockwell Collins, Inc.	29,484
3,380		United Technologies Corp.	211,318
			1,099,227
		Agriculture: 0.3%
6,820		Altria Group, Inc.	493,427
3,570		Archer-Daniels-Midland Co.	148,405
930		Monsanto Co.	78,269
390		Reynolds America, Inc.	42,877
			762,978
		Airlines: 0.0%
3,150		Southwest Airlines Co.	50,715
			50,715
		Apparel: 0.1%
2,200	@	Coach, Inc.	63,976
600		Jones Apparel Group, Inc.	19,464
530		Liz Claiborne, Inc.	20,495
620		Nike, Inc.	49,792
250		VF Corp.	15,733
			169,460
		Auto Manufacturers: 0.1%
10,290		Ford Motor Co.	73,676
350	@	Navistar International Corp.	9,303
500		Paccar, Inc.	38,425
			121,404
		Auto Parts & Equipment: 0.0%
650	@	Goodyear Tire & Rubber Co.	8,268
620		Johnson Controls, Inc.	52,805
			61,073
		Banks: 1.1%
1,100		AmSouth Bancorp	29,480
15,311		Bank of America Corp.	741,052
2,750		Bank of New York	91,383
1,811		BB&T Corp.	75,283
900		Comerica, Inc.	49,275
350		Compass Bancshares, Inc.	19,478
180		First Horizon National Corp.	7,193
770		Huntington Bancshares, Inc.	18,110
1,280		Keycorp	45,722
350		M&T Bank Corp.	40,285
860		Marshall & Ilsley Corp.	38,992
1,450		Mellon Financial Corp.	52,461
2,990		National City Corp.	110,271
650		Northern Trust Corp.	36,348
920		PNC Financial Services Group, Inc.	$63,397
1,500		Regions Financial Corp.	50,775
1,040		State Street Corp.	64,584
1,300		SunTrust Banks, Inc.	98,423
238		Synovus Financial Corp.	6,262
6,380		US Bancorp.	196,951
5,120		Wachovia Corp.	273,920
5,400		Wells Fargo & Co.	358,398
270		Zions Bancorporation	21,878
			2,489,921
		Beverages: 0.5%
2,550		Anheuser-Busch Cos., Inc.	116,382
290		Brown-Forman Corp.	22,127
9,090		Coca-Cola Co.	400,233
1,080		Coca-Cola Enterprises, Inc.	21,233
600	@	Constellation Brands, Inc.	14,820
670		Pepsi Bottling Group, Inc.	20,998
7,310		PepsiCo, Inc.	441,963
			1,037,756
		Biotechnology: 0.2%
4,018	@	Amgen, Inc.	271,577
1,100	@	Biogen Idec, Inc.	51,293
200	@	Genzyme Corp.	11,900
200	@	Millipore Corp.	13,880
			348,650
		Building Materials: 0.0%
570		American Standard Cos., Inc.	24,219
1,450		Masco Corp.	44,979
400		Vulcan Materials Co.	31,220
			100,418
		Chemicals: 0.2%
750		Air Products & Chemicals, Inc.	48,638
3,300		Dow Chemical Co.	131,571
50		Eastman Chemical Co.	2,819
750		Ecolab, Inc.	29,033
3,000		EI DuPont de Nemours & Co.	127,590
200		Engelhard Corp.	7,786
430		International Flavors & Fragrances, Inc.	15,304
770		PPG Industries, Inc.	49,542
1,280		Praxair, Inc.	67,456
660		Rohm & Haas Co.	33,271
550		Sherwin-Williams Co.	26,604
			539,614
		Commercial Services: 0.2%
500	@	Apollo Group, Inc.	26,155
3,250		Cendant Corp.	52,553
760		Equifax, Inc.	27,421
1,190		H&R Block, Inc.	27,073
1,830		McKesson Corp.	90,585
800		Moody’s Corp.	41,840
1,250		Paychex, Inc.	45,888
790		Robert Half International, Inc.	32,422
700		RR Donnelley & Sons Co.	22,526
			366,463

See Accompanying Notes to Financial Statements

75

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers: 0.8%
450	@	Affiliated Computer Services, Inc.	$22,464
2,730	@	Apple Computer, Inc.	163,172
650	@	Computer Sciences Corp.	36,563
7,800	@	Dell, Inc.	197,964
1,700		Electronic Data Systems Corp.	41,684
7,850	@	EMC Corp.	100,480
15,602		Hewlett-Packard Co.	505,193
8,640		International Business Machines Corp.	690,336
370	@	Lexmark International, Inc.	21,183
600	@	NCR Corp.	23,448
1,150	@	Network Appliance, Inc.	36,800
600	@	Sandisk Corp.	33,762
1,100	@	Unisys Corp.	7,238
			1,880,287
		Cosmetics/Personal Care: 0.4%
375		Alberto-Culver Co.	17,441
1,500		Avon Products, Inc.	47,550
1,750		Colgate-Palmolive Co.	105,595
400		Estee Lauder Cos., Inc.	16,376
14,448		Procter & Gamble Co.	783,804
			970,766
		Distribution/Wholesale: 0.0%
800		Genuine Parts Co.	34,448
300		WW Grainger, Inc.	21,648
			56,096
		Diversified Financial Services: 1.5%
4,020		American Express Co.	218,527
864		Ameriprise Financial, Inc.	39,545
990		Capital One Financial Corp.	81,942
3,450		Charles Schwab Corp.	57,477
650		CIT Group, Inc.	33,410
16,200		Citigroup, Inc.	798,660
2,010		Countrywide Financial Corp.	76,943
1,100	@	E*Trade Financial Corp.	26,697
3,180		Fannie Mae	158,205
300		Federated Investors, Inc.	9,636
700		Franklin Resources, Inc.	62,965
2,200		Freddie Mac	132,088
2,400		Goldman Sachs Group, Inc.	362,280
700		Janus Capital Group, Inc.	12,607
11,500		JPMorgan Chase & Co.	490,360
400		Legg Mason, Inc.	38,372
3,040		Lehman Brothers Holdings, Inc.	202,494
3,060		Merrill Lynch & Co., Inc.	221,575
5,900		Morgan Stanley	351,758
1,410		SLM Corp.	75,802
400		T. Rowe Price Group, Inc.	31,640
680		The Bear Stearns Cos., Inc.	90,950
			3,573,933
		Electric: 0.4%
2,300	@	AES Corp.	42,320
550	@	Allegheny Energy, Inc.	20,059
1,600		American Electric Power Co., Inc.	54,832
900		CenterPoint Energy Resources Corp.	10,791
1,350	@	CMS Energy Corp.	17,334
800		Consolidated Edison, Inc.	$35,280
600		Constellation Energy Group, Inc.	31,020
300		Dominion Resources, Inc.	21,774
600		DTE Energy Co.	24,252
5,142		Duke Energy Corp.	145,107
1,140		Edison International	44,734
400		Exelon Corp.	22,644
1,650		FirstEnergy Corp.	86,493
1,360		FPL Group, Inc.	54,169
1,200		Pacific Gas & Electric Co.	47,616
400		Pinnacle West Capital Corp.	15,756
1,220		PPL Corp.	36,319
200		Progress Energy, Inc.	8,408
950		Public Service Enterprise Group, Inc.	60,544
600		Southern Co.	19,182
1,300		TECO Energy, Inc.	19,526
2,000		TXU Corp.	114,600
1,650		Xcel Energy, Inc.	30,971
			963,731
		Electrical Components & Equipment: 0.1%
1,780		Emerson Electric Co.	146,886
500		Molex, Inc.	17,750
			164,636
		Electronics: 0.1%
2,250	@	Agilent Technologies, Inc.	78,503
590		Applera Corp. - Applied Biosystems Group	17,464
540		Jabil Circuit, Inc.	18,803
550		PerkinElmer, Inc.	11,473
1,650	@	Sanmina-SCI Corp.	7,755
4,400	@	Solectron Corp.	15,664
500	@	Thermo Electron Corp.	18,370
400	@	Waters Corp.	16,660
			184,692
		Engineering & Construction: 0.0%
300		Fluor Corp.	26,298
			26,298
		Entertainment: 0.0%
1,200		International Game Technology	44,676
			44,676
		Environmental Control: 0.0%
1,780		Waste Management, Inc.	65,184
			65,184
		Food: 0.2%
1,200		Albertson’s, Inc.	30,732
650		Campbell Soup Co.	22,874
1,750		ConAgra Foods, Inc.	39,550
1,500		General Mills, Inc.	77,835
1,150		HJ Heinz Co.	48,703
870		Kellogg Co.	40,977
2,250		Kroger Co.	45,248
450		McCormick & Co., Inc.	15,503
1,400		Safeway, Inc.	33,012
2,608		Sara Lee Corp.	44,258
810		Supervalu, Inc.	23,620

See Accompanying Notes to Financial Statements

76

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
500		Whole Foods Market, Inc.	$32,500
687		WM Wrigley Jr. Co.	31,410
			486,222
		Forest Products & Paper: 0.1%
300		International Paper Co.	10,194
500		Louisiana-Pacific Corp.	12,130
650		MeadWestvaco Corp.	17,810
100		Plum Creek Timber Co., Inc.	3,575
500		Temple-Inland, Inc.	21,505
900		Weyerhaeuser Co.	57,564
			122,778
		Gas: 0.0%
1,110		Sempra Energy	49,917
			49,917
		Hand/Machine Tools: 0.0%
250		Black & Decker Corp.	21,740
120		Snap-On, Inc.	5,026
380		Stanley Works	18,449
			45,215
		Healthcare-Products: 0.4%
150		Bausch & Lomb, Inc.	7,373
2,150		Baxter International, Inc.	81,055
890		Becton Dickinson & Co.	53,783
400		CR Bard, Inc.	29,604
9,600		Johnson & Johnson	578,112
1,170	@	St. Jude Medical, Inc.	39,897
1,000		Stryker Corp.	43,900
800	@	Zimmer Holdings, Inc.	48,440
			882,164
		Healthcare-Services: 0.4%
3,180		Aetna, Inc.	122,303
690	@	Coventry Health Care, Inc.	36,053
900	@	Humana, Inc.	45,567
400	@	Laboratory Corp. of America Holdings	23,744
300		Manor Care, Inc.	13,932
300		Quest Diagnostics	16,722
7,490		UnitedHealth Group, Inc.	329,260
3,680	@	WellPoint, Inc.	263,414
			850,995
		Home Builders: 0.0%
400		Lennar Corp.	19,164
			19,164
		Home Furnishings: 0.0%
200		Harman International Industries, Inc.	16,946
300		Whirlpool Corp.	26,976
			43,922
		Household Products/Wares: 0.1%
100		Avery Dennison Corp.	5,939
110		Clorox Co.	6,951
510		Fortune Brands, Inc.	37,740
1,650		Kimberly-Clark Corp.	100,106
			150,736
		Housewares: 0.0%
850		Newell Rubbermaid, Inc.	$22,491
			22,491
		Insurance: 0.9%
960	@@	ACE Ltd.	49,699
1,650		Aflac, Inc.	77,220
2,170		Allstate Corp.	119,372
350		AMBAC Financial Group, Inc.	28,053
8,450		American International Group, Inc.	513,760
1,350		AON Corp.	48,128
1,940		Chubb Corp.	98,028
500		Cigna Corp.	46,370
551		Cincinnati Financial Corp.	25,258
1,200		Genworth Financial, Inc.	40,188
1,350		Hartford Financial Services Group, Inc.	118,719
1,563		Lincoln National Corp.	87,809
270		Loews Corp.	9,175
470		MBIA, Inc.	26,851
3,350		Metlife, Inc.	172,425
450		MGIC Investment Corp.	29,642
1,270		Principal Financial Group	69,406
2,480		Progressive Corp.	67,828
2,250		Prudential Financial, Inc.	171,338
730		Safeco Corp.	40,420
2,290		St. Paul Cos.	100,806
520		Torchmark Corp.	30,618
1,000		UnumProvident Corp.	17,960
			1,989,073
		Internet: 0.2%
1,700	@	Amazon.com, Inc.	58,837
3,800	@	eBay, Inc.	124,678
700	@	Google, Inc.	260,274
400	@	Monster Worldwide, Inc.	19,548
3,522	@	Symantec Corp.	54,943
800	@	VeriSign, Inc.	17,960
			536,240
		Iron/Steel: 0.1%
970		Nucor Corp.	102,112
350		United States Steel Corp.	23,233
			125,345
		Leisure Time: 0.1%
360		Brunswick Corp.	12,935
1,450		Carnival Corp.	57,870
980		Harley-Davidson, Inc.	48,853
450		Sabre Holdings Corp.	9,630
			129,288
		Lodging: 0.1%
600		Harrah’s Entertainment, Inc.	45,624
1,300		Hilton Hotels Corp.	35,698
700		Marriott International, Inc.	50,631
700		Starwood Hotels & Resorts	42,770
			174,723
		Machinery-Construction & Mining: 0.1%
2,200		Caterpillar, Inc.	160,490
			160,490

See Accompanying Notes to Financial Statements

77

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Diversified: 0.0%
150		Cummins, Inc.	$16,532
200		Deere & Co.	17,120
580		Rockwell Automation, Inc.	39,602
			73,254
		Media: 0.4%
3,375		CBS Corp. - Class B	87,446
300		Clear Channel Communications, Inc.	9,240
7,000	@	Comcast Corp.	224,910
300		EW Scripps Co.	13,884
140		Gannett Co., Inc.	7,561
2,020		McGraw-Hill Cos., Inc.	104,232
190		Meredith Corp.	9,510
500		New York Times Co.	12,080
8,200		News Corp., Inc.	156,374
3,000		Time Warner, Inc.	51,630
800	@	Univision Communications, Inc.	28,760
2,675	@	Viacom, Inc. - Class B	100,981
7,130		Walt Disney Co.	217,465
			1,024,073
		Mining: 0.1%
600		Alcoa, Inc.	19,032
1,100		Freeport-McMoRan Copper & Gold, Inc.	61,589
300		Newmont Mining Corp.	15,645
760		Phelps Dodge Corp.	65,124
			161,390
		Miscellaneous Manufacturing: 0.8%
2,470		3M Co.	206,640
250	@	Cooper Industries Ltd.	22,265
900		Danaher Corp.	57,699
650		Dover Corp.	31,746
900		Eastman Kodak Co.	21,699
450		Eaton Corp.	33,093
34,220		General Electric Co.	1,172,377
2,880		Honeywell International, Inc.	118,598
1,460		Illinois Tool Works, Inc.	72,489
1,080	@@	Ingersoll-Rand Co.	47,099
660		ITT Industries, Inc.	34,419
600		Leggett & Platt, Inc.	15,234
400		Parker Hannifin Corp.	31,208
480		Textron, Inc.	43,646
1,300	@@	Tyco International Ltd.	35,243
			1,943,455
		Office/Business Equipment: 0.0%
730		Pitney Bowes, Inc.	29,769
3,170	@	Xerox Corp.	43,524
			73,293
		Oil & Gas: 1.7%
1,300		Anadarko Petroleum Corp.	64,571
980		Apache Corp.	63,582
8,902		ChevronTexaco Corp.	532,251
6,653		ConocoPhillips	421,068
1,350		Devon Energy Corp.	77,436
700		EOG Resources, Inc.	45,962
30,730		ExxonMobil Corp.	1,871,738
210		Hess Corp.	31,500
450		Kerr-McGee Corp.	48,083
1,840		Marathon Oil Corp.	$138,092
500		Murphy Oil Corp.	26,365
1,000	@,@@	Nabors Industries Ltd.	35,910
2,120		Occidental Petroleum Corp.	210,071
300		Rowan Cos., Inc.	11,946
700		Sunoco, Inc.	48,013
3,100		Valero Energy Corp.	190,185
1,100		XTO Energy, Inc.	45,342
			3,862,115
		Oil & Gas Services: 0.2%
1,000		Baker Hughes, Inc.	86,300
1,600		Halliburton Co.	119,344
3,500		Schlumberger Ltd.	229,495
			435,139
		Packaging & Containers: 0.0%
500		Ball Corp.	18,710
500	@	Pactiv Corp.	12,335
250		Sealed Air Corp.	12,893
			43,938
		Pharmaceuticals: 0.9%
5,300		Abbott Laboratories	226,310
400		Allergan, Inc.	37,928
1,200		AmerisourceBergen Corp.	52,308
300	@	Barr Pharmaceuticals, Inc.	15,810
1,300		Bristol-Myers Squibb Co.	31,915
1,840		Cardinal Health, Inc.	123,114
1,480		Caremark Rx, Inc.	70,996
700	@	Express Scripts, Inc.	51,296
1,030	@	Forest Laboratories, Inc.	38,604
1,450	@	Gilead Sciences, Inc.	83,129
800	@	Hospira, Inc.	35,848
1,480	@	King Pharmaceuticals, Inc.	26,314
1,062	@	Medco Health Solutions, Inc.	57,242
12,110		Merck & Co., Inc.	403,142
700		Mylan Laboratories	14,637
23,846		Pfizer, Inc.	564,196
4,950		Schering-Plough Corp.	94,347
600	@	Watson Pharmaceuticals, Inc.	15,198
4,500		Wyeth	205,830
			2,148,164
		Pipelines: 0.0%
250		Kinder Morgan, Inc.	25,120
400		Williams Cos., Inc.	9,040
			34,160
		Real Estate Investment Trusts: 0.1%
250		Apartment Investment & Management Co.	10,813
100		Archstone-Smith Trust	4,835
700		Kimco Realty Corp.	25,095
300		Public Storage, Inc.	21,504
690		Simon Property Group LP	54,945
			117,192
		Retail: 1.1%
650	@	Autonation, Inc.	14,099
200	@	Autozone, Inc.	18,146
910	@	Bed Bath & Beyond, Inc.	32,005
1,860		Best Buy Co., Inc.	98,580
850		Circuit City Stores, Inc.	25,543

See Accompanying Notes to Financial Statements

78

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
2,050		Costco Wholesale Corp.	$108,507
2,500		CVS Corp.	69,750
800		Darden Restaurants, Inc.	28,328
950		Dollar General Corp.	15,485
300		Family Dollar Stores, Inc.	7,494
910		Federated Department Stores	66,275
1,920		Gap, Inc.	34,944
6,890		Home Depot, Inc.	262,647
1,200		JC Penney Co., Inc.	72,912
1,100	@	Kohl’s Corp.	59,059
1,110		Limited Brands	30,148
2,530		Lowe’s Cos., Inc.	157,568
7,000		McDonald’s Corp.	232,190
700		Nordstrom, Inc.	25,781
1,600	@	Office Depot, Inc.	66,512
300	@	Sears Holding Corp.	45,561
4,040		Staples, Inc.	94,900
4,220	@	Starbucks Corp.	150,443
2,800		Target Corp.	136,976
250		Tiffany & Co.	8,548
1,610		TJX Cos., Inc.	38,173
8,150		Wal-Mart Stores, Inc.	394,868
3,260		Walgreen Co.	132,356
470		Wendy’s International, Inc.	28,332
1,200		Yum! Brands, Inc.	60,480
			2,516,610
		Savings & Loans: 0.0%
920		Golden West Financial Corp.	67,252
200		Sovereign Bancorp, Inc.	4,460
630		Washington Mutual, Inc.	28,923
			100,635
		Semiconductors: 0.5%
2,100	@	Advanced Micro Devices, Inc.	64,869
1,180	@	Altera Corp.	23,081
1,630		Analog Devices, Inc.	54,980
5,520		Applied Materials, Inc.	93,343
325	@	Broadcom Corp.	10,988
2,219	@	Freescale Semiconductor, Inc.	69,255
18,670		Intel Corp.	336,433
100		KLA-Tencor Corp.	4,104
980		Linear Technology Corp.	33,075
1,200	@	LSI Logic Corp.	11,676
1,000		Maxim Integrated Products	30,730
2,000	@	Micron Technology, Inc.	33,120
1,800		National Semiconductor Corp.	46,224
50	@	Novellus Systems, Inc.	1,158
1,100	@	Nvidia Corp.	25,278
600	@	QLogic Corp.	10,728
5,200		Texas Instruments, Inc.	162,396
1,100		Xilinx, Inc.	28,600
			1,040,038
		Software: 0.6%
1,640	@	Adobe Systems, Inc.	46,953
1,020	@	Autodesk, Inc.	37,118
1,940		Automatic Data Processing, Inc.	88,212
1,120	@	BMC Software, Inc.	22,568
1,564		CA, Inc.	33,986
670	@	Citrix Systems, Inc.	25,179
1,700	@	Compuware Corp.	12,512
960	@	Electronic Arts, Inc.	40,387
2,459		First Data Corp.	$113,384
600	@	Fiserv, Inc.	25,890
650		IMS Health, Inc.	17,537
560	@	Intuit, Inc.	30,962
28,890		Microsoft Corp.	654,359
1,900	@	Novell, Inc.	14,687
12,650	@	Oracle Corp.	179,883
668	@	Parametric Technology Corp.	8,911
			1,352,528
		Telecommunications: 1.0%
1,300		Alltel Corp.	80,405
12,642		AT&T, Inc.	329,451
1,200	@	Avaya, Inc.	14,172
8,050		BellSouth Corp.	271,849
570		CenturyTel, Inc.	20,378
27,360	@	Cisco Systems, Inc.	538,445
1,100		Citizens Communications Co.	13,948
100	@	Comverse Technology, Inc.	2,252
5,050	@	Corning, Inc.	122,463
501	@	Embarq Corp.	20,877
10,940		Motorola, Inc.	230,725
5,550		Qualcomm, Inc.	250,916
10,023		Sprint Corp. - FON Group	212,588
1,590	@	Tellabs, Inc.	22,737
9,460		Verizon Communications, Inc.	295,247
			2,426,453
		Textiles: 0.0%
500		Cintas Corp.	21,180
			21,180
		Toys/Games/Hobbies: 0.0%
800		Hasbro, Inc.	14,832
1,300		Mattel, Inc.	21,853
			36,685
		Transportation: 0.3%
1,260		Burlington Northern Santa Fe Corp.	97,537
940		CSX Corp.	62,905
960		FedEx Corp.	104,899
2,300		Norfolk Southern Corp.	121,348
900		Union Pacific Corp.	83,520
3,580		United Parcel Service, Inc.	288,369
			758,578
		Total Common Stock (Cost $30,398,758)	39,097,443

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 82.8%

	Federal National Mortgage Association: 82.8%
$13,653,000	5.230%, due 01/15/07	13,223,203
185,000,000	5.370%, due 01/31/07	178,612,320
		191,835,523
	Total U.S. Government Agency Obligations (Cost $192,342,669)	191,835,523

See Accompanying Notes to Financial Statements

79

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 0.0%

	U.S. Treasury STRIP: 0.0%
$18,000	5.090%, due 11/15/06		$17,594
	Total U.S. Treasury Obligations (Cost $17,613)		17,594
	Total Long-Term Investments (Cost $222,759,040)		230,950,560

SHORT-TERM INVESTMENTS: 0.8%

	Repurchase Agreement 0.8%
1,866,000	Morgan Stanley Repurchase Agreement dated 05/31/2006, 5.0199%, due 06/01/06, $1,866,260 to be received upon repurchase (Collateralized by $1,755,000 Federal National Mortgage Loan Association, 6.250%, Market Value plus accrued interest $1,913,438, due 05/15/29).		1,866,000
	Total Short-Term Investments (Cost $1,866,000)		1,866,000
	Total Investments in Securities (Cost $224,625,040) *	100.5%	$232,816,560
	Other Assets and Liabilities-Net	(0.5)	(1,127,918)
	Net Assets	100.0%	$231,688,642

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $227,236,441.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,508,481
Gross Unrealized Depreciation	(928,362)
Net Unrealized Appreciation	$5,580,119

See Accompanying Notes to Financial Statements

80

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 21.7%

		Advertising: 0.0%
650		Omnicom Group	$61,822
			61,822
		Aerospace/Defense: 0.6%
4,450		Boeing Co.	370,463
1,800		General Dynamics Corp.	114,552
400		Goodrich Corp.	17,052
350		L-3 Communications Holdings, Inc.	25,536
2,020		Lockheed Martin Corp.	146,430
1,227		Northrop Grumman Corp.	79,362
2,402		Raytheon Co.	110,132
600		Rockwell Collins, Inc.	32,760
3,360		United Technologies Corp.	210,067
			1,106,354
		Agriculture: 0.4%
6,800		Altria Group, Inc.	491,980
3,600		Archer-Daniels-Midland Co.	149,652
1,030		Monsanto Co.	86,685
400		Reynolds America, Inc.	43,976
			772,293
		Airlines: 0.0%
3,900		Southwest Airlines Co.	62,790
			62,790
		Apparel: 0.1%
2,200	@	Coach, Inc.	63,976
620		Jones Apparel Group, Inc.	20,113
420		Liz Claiborne, Inc.	16,241
640		Nike, Inc.	51,398
500		VF Corp.	31,465
			183,193
		Auto Manufacturers: 0.1%
8,710		Ford Motor Co.	62,364
500		Paccar, Inc.	38,425
			100,789
		Auto Parts & Equipment: 0.0%
800	@	Goodyear Tire & Rubber Co.	10,176
600		Johnson Controls, Inc.	51,102
			61,278
		Banks: 1.4%
1,050		AmSouth Bancorp	28,140
15,240		Bank of America Corp.	737,616
2,700		Bank of New York	89,721
1,744		BB&T Corp.	72,498
950		Comerica, Inc.	52,013
350		Compass Bancshares, Inc.	19,478
450		First Horizon National Corp.	17,982
800		Huntington Bancshares, Inc.	18,816
1,750		Keycorp	62,510
250		M&T Bank Corp.	28,775
750		Marshall & Ilsley Corp.	34,005
1,550		Mellon Financial Corp.	56,079
2,990		National City Corp.	110,271
650		Northern Trust Corp.	36,348
1,000		PNC Financial Services Group, Inc.	68,910
1,600		Regions Financial Corp.	$54,160
1,050		State Street Corp.	65,205
1,200		SunTrust Banks, Inc.	90,852
219		Synovus Financial Corp.	5,762
5,850		US Bancorp.	180,590
5,284		Wachovia Corp.	282,694
5,400		Wells Fargo & Co.	358,398
250		Zions Bancorporation	20,258
			2,491,081
		Beverages: 0.6%
2,550		Anheuser-Busch Cos., Inc.	116,382
220		Brown-Forman Corp.	16,786
9,050		Coca-Cola Co.	398,472
1,400		Coca-Cola Enterprises, Inc.	27,524
700	@	Constellation Brands, Inc.	17,290
800		Pepsi Bottling Group, Inc.	25,072
7,260		PepsiCo, Inc.	438,940
			1,040,466
		Biotechnology: 0.2%
3,826	@	Amgen, Inc.	258,599
1,100	@	Biogen Idec, Inc.	51,293
150	@	Genzyme Corp.	8,925
250	@	Millipore Corp.	17,350
			336,167
		Building Materials: 0.1%
530		American Standard Cos., Inc.	22,520
1,550		Masco Corp.	48,081
300		Vulcan Materials Co.	23,415
			94,016
		Chemicals: 0.3%
800		Air Products & Chemicals, Inc.	51,880
3,500		Dow Chemical Co.	139,545
50		Eastman Chemical Co.	2,819
800		Ecolab, Inc.	30,968
3,000		EI DuPont de Nemours & Co.	127,590
240		Engelhard Corp.	9,343
200		International Flavors & Fragrances, Inc.	7,118
710		PPG Industries, Inc.	45,681
1,150		Praxair, Inc.	60,605
700		Rohm & Haas Co.	35,287
400		Sherwin-Williams Co.	19,348
			530,184
		Commercial Services: 0.2%
400	@	Apollo Group, Inc.	20,924
3,250		Cendant Corp.	52,553
830		Equifax, Inc.	29,946
1,220		H&R Block, Inc.	27,755
1,740		McKesson Corp.	86,130
800		Moody’s Corp.	41,840
1,150		Paychex, Inc.	42,217
650		Robert Half International, Inc.	26,676
650		RR Donnelley & Sons Co.	20,917
			348,958
		Computers: 1.0%
350	@	Affiliated Computer Services, Inc.	17,472
2,680	@	Apple Computer, Inc.	160,184
550	@	Computer Sciences Corp.	30,938

See Accompanying Notes to Financial Statements

81

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers (continued)
7,650	@	Dell, Inc.	$194,157
1,650		Electronic Data Systems Corp.	40,458
7,850	@	EMC Corp.	100,480
15,200		Hewlett-Packard Co.	492,176
8,650		International Business Machines Corp.	691,135
80	@	Lexmark International, Inc.	4,580
650	@	NCR Corp.	25,402
1,150	@	Network Appliance, Inc.	36,800
600	@	Sandisk Corp.	33,762
1,250	@	Unisys Corp.	8,225
			1,835,769
		Cosmetics/Personal Care: 0.5%
375		Alberto-Culver Co.	17,441
1,500		Avon Products, Inc.	47,550
1,650		Colgate-Palmolive Co.	99,561
400		Estee Lauder Cos., Inc.	16,376
14,452		Procter & Gamble Co.	784,021
			964,949
		Distribution/Wholesale: 0.0%
829		Genuine Parts Co.	35,697
200		WW Grainger, Inc.	14,432
			50,129
		Diversified Financial Services: 2.0%
4,000		American Express Co.	217,440
1,020		Ameriprise Financial, Inc.	46,685
980		Capital One Financial Corp.	81,115
3,450		Charles Schwab Corp.	57,477
950		CIT Group, Inc.	48,830
16,400		Citigroup, Inc.	808,520
1,918		Countrywide Financial Corp.	73,421
1,100	@	E*Trade Financial Corp.	26,697
3,110		Fannie Mae	154,723
150		Federated Investors, Inc.	4,818
650		Franklin Resources, Inc.	58,468
2,300		Freddie Mac	138,092
2,350		Goldman Sachs Group, Inc.	354,733
800		Janus Capital Group, Inc.	14,408
11,500		JPMorgan Chase & Co.	490,360
400		Legg Mason, Inc.	38,372
3,020		Lehman Brothers Holdings, Inc.	201,162
3,000		Merrill Lynch & Co., Inc.	217,230
5,900		Morgan Stanley	351,758
1,600		SLM Corp.	86,016
350		T. Rowe Price Group, Inc.	27,685
530		The Bear Stearns Cos., Inc.	70,888
			3,568,898
		Electric: 0.6%
2,270	@	AES Corp.	41,768
600	@	Allegheny Energy, Inc.	21,882
2,100		American Electric Power Co., Inc.	71,967
1,150		CenterPoint Energy Resources Corp.	13,789
1,450	@	CMS Energy Corp.	18,618
1,050		Consolidated Edison, Inc.	46,305
750		Constellation Energy Group, Inc.	38,775
300		Dominion Resources, Inc.	21,774
700		DTE Energy Co.	28,294
5,098		Duke Energy Corp.	$143,866
1,090		Edison International	42,772
400		Exelon Corp.	22,644
1,700		FirstEnergy Corp.	89,114
1,350		FPL Group, Inc.	53,771
1,320		Pacific Gas & Electric Co.	52,378
400		Pinnacle West Capital Corp.	15,756
1,200		PPL Corp.	35,724
200		Progress Energy, Inc.	8,408
1,000		Public Service Enterprise Group, Inc.	63,730
700		Southern Co.	22,379
850		TECO Energy, Inc.	12,767
2,000		TXU Corp.	114,600
1,650		Xcel Energy, Inc.	30,971
			1,012,052
		Electrical Components & Equipment: 0.1%
1,750		Emerson Electric Co.	144,410
500		Molex, Inc.	17,750
			162,160
		Electronics: 0.1%
2,250	@	Agilent Technologies, Inc.	78,503
900		Applera Corp. - Applied Biosystems Group	26,640
800		Jabil Circuit, Inc.	27,856
700		PerkinElmer, Inc.	14,602
1,950	@	Sanmina-SCI Corp.	9,165
4,680	@	Solectron Corp.	16,661
650	@	Thermo Electron Corp.	23,881
550	@	Waters Corp.	22,908
			220,216
		Engineering & Construction: 0.0%
300		Fluor Corp.	26,298
			26,298
		Entertainment: 0.0%
1,050		International Game Technology	39,092
			39,092
		Environmental Control: 0.0%
1,700		Waste Management, Inc.	62,254
			62,254
		Food: 0.3%
1,100		Albertson’s, Inc.	28,171
700		Campbell Soup Co.	24,633
1,700		ConAgra Foods, Inc.	38,420
500	@	Dean Foods Co.	17,850
1,550		General Mills, Inc.	80,430
1,100		HJ Heinz Co.	46,585
1,050		Kellogg Co.	49,455
2,250		Kroger Co.	45,248
500		McCormick & Co., Inc.	17,225
1,600		Safeway, Inc.	37,728
2,575		Sara Lee Corp.	43,698
850		Supervalu, Inc.	24,786
400		Whole Foods Market, Inc.	26,000
1,062		WM Wrigley Jr. Co.	48,555
			528,784

See Accompanying Notes to Financial Statements

82

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.1%
400		International Paper Co.	$13,592
520		Louisiana-Pacific Corp.	12,615
750		MeadWestvaco Corp.	20,550
100		Plum Creek Timber Co., Inc.	3,575
600		Temple-Inland, Inc.	25,806
800		Weyerhaeuser Co.	51,168
			127,306
		Gas: 0.0%
1,150		Sempra Energy	51,716
			51,716
		Hand/Machine Tools: 0.0%
260		Black & Decker Corp.	22,610
250		Snap-On, Inc.	10,470
250		Stanley Works	12,138
			45,218
		Healthcare-Products: 0.5%
250		Bausch & Lomb, Inc.	12,288
2,000		Baxter International, Inc.	75,400
830		Becton Dickinson & Co.	50,157
300		CR Bard, Inc.	22,203
9,850		Johnson & Johnson	593,167
1,300	@	St. Jude Medical, Inc.	44,330
1,100		Stryker Corp.	48,290
800	@	Zimmer Holdings, Inc.	48,440
			894,275
		Healthcare-Services: 0.5%
3,180		Aetna, Inc.	122,303
935	@	Coventry Health Care, Inc.	48,854
950	@	Humana, Inc.	48,099
350	@	Laboratory Corp. of America Holdings	20,776
400		Manor Care, Inc.	18,576
300		Quest Diagnostics	16,722
7,500		UnitedHealth Group, Inc.	329,700
3,670	@	WellPoint, Inc.	262,699
			867,729
		Home Builders: 0.0%
400		Lennar Corp.	19,164
			19,164
		Home Furnishings: 0.0%
200		Harman International Industries, Inc.	16,946
300		Whirlpool Corp.	26,976
			43,922
		Household Products/Wares: 0.1%
300		Avery Dennison Corp.	17,817
130		Clorox Co.	8,215
450		Fortune Brands, Inc.	33,300
1,650		Kimberly-Clark Corp.	100,106
			159,438
		Housewares: 0.0%
800		Newell Rubbermaid, Inc.	21,168
			21,168
		Insurance: 1.1%
960	@@	ACE Ltd.	$49,699
1,700		Aflac, Inc.	79,560
2,260		Allstate Corp.	124,323
300		AMBAC Financial Group, Inc.	24,045
8,450		American International Group, Inc.	513,760
1,100		AON Corp.	39,215
1,900		Chubb Corp.	96,007
420		Cigna Corp.	38,951
605		Cincinnati Financial Corp.	27,733
1,200		Genworth Financial, Inc.	40,188
1,300		Hartford Financial Services Group, Inc.	114,322
1,544		Lincoln National Corp.	86,742
420		Loews Corp.	14,272
350		MBIA, Inc.	19,996
3,310		Metlife, Inc.	170,366
290		MGIC Investment Corp.	19,102
1,250		Principal Financial Group	68,313
2,600		Progressive Corp.	71,110
2,260		Prudential Financial, Inc.	172,099
390		Safeco Corp.	21,594
2,290		St. Paul Cos.	100,806
550		Torchmark Corp.	32,384
1,050		UnumProvident Corp.	18,858
			1,943,445
		Internet: 0.3%
1,700	@	Amazon.com, Inc.	58,837
3,700	@	eBay, Inc.	121,397
700	@	Google, Inc.	260,274
400	@	Monster Worldwide, Inc.	19,548
3,554	@	Symantec Corp.	55,442
200	@	VeriSign, Inc.	4,490
			519,988
		Iron/Steel: 0.1%
950		Nucor Corp.	100,007
320		United States Steel Corp.	21,242
			121,249
		Leisure Time: 0.1%
230		Brunswick Corp.	8,264
1,500		Carnival Corp.	59,865
1,050		Harley-Davidson, Inc.	52,343
550		Sabre Holdings Corp.	11,770
			132,242
		Lodging: 0.1%
600		Harrah’s Entertainment, Inc.	45,624
1,200		Hilton Hotels Corp.	32,952
680		Marriott International, Inc.	49,184
700		Starwood Hotels & Resorts	42,770
			170,530
		Machinery-Construction & Mining: 0.1%
2,200		Caterpillar, Inc.	160,490
			160,490
		Machinery-Diversified: 0.0%
200		Cummins, Inc.	22,042
200		Deere & Co.	17,120
550		Rockwell Automation, Inc.	37,554
			76,716

See Accompanying Notes to Financial Statements

83

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Media: 0.6%
3,400		CBS Corp. - Class B	$88,094
400		Clear Channel Communications, Inc.	12,320
7,000	@	Comcast Corp.	224,910
200		Gannett Co., Inc.	10,802
2,110		McGraw-Hill Cos., Inc.	108,876
230		Meredith Corp.	11,512
450		New York Times Co.	10,872
8,200		News Corp., Inc.	156,374
2,950		Time Warner, Inc.	50,770
900	@	Univision Communications, Inc.	32,355
2,700	@	Viacom, Inc. - Class B	101,925
7,150		Walt Disney Co.	218,075
			1,026,885
		Mining: 0.1%
600		Alcoa, Inc.	19,032
1,030		Freeport-McMoRan Copper & Gold, Inc.	57,670
300		Newmont Mining Corp.	15,645
780		Phelps Dodge Corp.	66,838
			159,185
		Miscellaneous Manufacturing: 1.1%
2,500		3M Co.	209,150
200	@	Cooper Industries Ltd.	17,812
950		Danaher Corp.	60,905
700		Dover Corp.	34,188
1,100		Eastman Kodak Co.	26,521
450		Eaton Corp.	33,093
34,000		General Electric Co.	1,164,840
2,950		Honeywell International, Inc.	121,481
1,300		Illinois Tool Works, Inc.	64,545
1,100	@@	Ingersoll-Rand Co.	47,971
360		ITT Industries, Inc.	18,774
700		Leggett & Platt, Inc.	17,773
400		Parker Hannifin Corp.	31,208
430		Textron, Inc.	39,100
1,300	@@	Tyco International Ltd.	35,243
			1,922,604
		Office/Business Equipment: 0.0%
800		Pitney Bowes, Inc.	32,624
3,150	@	Xerox Corp.	43,250
			75,874
		Oil & Gas: 2.2%
1,300		Anadarko Petroleum Corp.	64,571
968		Apache Corp.	62,804
8,865		ChevronTexaco Corp.	530,038
6,809		ConocoPhillips	430,942
1,400		Devon Energy Corp.	80,304
700		EOG Resources, Inc.	45,962
30,800		ExxonMobil Corp.	1,875,996
320		Hess Corp.	48,000
350		Kerr-McGee Corp.	37,398
1,850		Marathon Oil Corp.	138,843
500		Murphy Oil Corp.	26,365
800	@,@@	Nabors Industries Ltd.	28,728
2,180		Occidental Petroleum Corp.	216,016
200		Rowan Cos., Inc.	7,964
700		Sunoco, Inc.	48,013
3,100		Valero Energy Corp.	190,185
1,100		XTO Energy, Inc.	45,342
			3,877,471
		Oil & Gas Services: 0.2%
1,000		Baker Hughes, Inc.	$86,300
1,600		Halliburton Co.	119,344
3,500		Schlumberger Ltd.	229,495
			435,139
		Packaging & Containers: 0.0%
690		Ball Corp.	25,820
700	@	Pactiv Corp.	17,269
200		Sealed Air Corp.	10,314
			53,403
		Pharmaceuticals: 1.2%
5,300		Abbott Laboratories	226,310
350		Allergan, Inc.	33,187
1,300		AmerisourceBergen Corp.	56,667
300	@	Barr Pharmaceuticals, Inc.	15,810
1,300		Bristol-Myers Squibb Co.	31,915
1,810		Cardinal Health, Inc.	121,107
1,550		Caremark Rx, Inc.	74,354
800	@	Express Scripts, Inc.	58,624
1,050	@	Forest Laboratories, Inc.	39,354
1,550	@	Gilead Sciences, Inc.	88,862
920	@	Hospira, Inc.	41,225
1,350	@	King Pharmaceuticals, Inc.	24,003
982	@	Medco Health Solutions, Inc.	52,930
12,100		Merck & Co., Inc.	402,809
800		Mylan Laboratories	16,728
23,730		Pfizer, Inc.	561,452
4,900		Schering-Plough Corp.	93,394
450	@	Watson Pharmaceuticals, Inc.	11,399
4,550		Wyeth	208,117
			2,158,247
		Pipelines: 0.0%
250		Kinder Morgan, Inc.	25,120
400		Williams Cos., Inc.	9,040
			34,160
		Real Estate Investment Trusts: 0.1%
250		Apartment Investment & Management Co.	10,813
150		Archstone-Smith Trust	7,253
700		Kimco Realty Corp.	25,095
300		Public Storage, Inc.	21,504
700		Simon Property Group LP	55,741
			120,406
		Retail: 1.4%
700	@	Autonation, Inc.	15,183
200	@	Autozone, Inc.	18,146
1,000	@	Bed Bath & Beyond, Inc.	35,170
1,755		Best Buy Co., Inc.	93,015
850		Circuit City Stores, Inc.	25,543
2,050		Costco Wholesale Corp.	108,507
2,500		CVS Corp.	69,750
850		Darden Restaurants, Inc.	30,099
1,100		Dollar General Corp.	17,930
50		Family Dollar Stores, Inc.	1,249
942		Federated Department Stores	68,606
2,550		Gap, Inc.	46,410
6,900		Home Depot, Inc.	263,028
1,000		JC Penney Co., Inc.	60,760
1,100	@	Kohl’s Corp.	59,059

See Accompanying Notes to Financial Statements

84

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
1,140		Limited Brands	$30,962
2,580		Lowe’s Cos., Inc.	160,682
6,950		McDonald’s Corp.	230,532
800		Nordstrom, Inc.	29,464
1,660	@	Office Depot, Inc.	69,006
290	@	Sears Holding Corp.	44,042
4,025		Staples, Inc.	94,547
4,300	@	Starbucks Corp.	153,295
3,050		Target Corp.	149,206
250		Tiffany & Co.	8,548
2,000		TJX Cos., Inc.	47,420
7,800		Wal-Mart Stores, Inc.	377,910
3,340		Walgreen Co.	135,604
550		Wendy’s International, Inc.	33,154
1,050		Yum! Brands, Inc.	52,920
			2,529,747
		Savings & Loans: 0.1%
940		Golden West Financial Corp.	68,714
300		Sovereign Bancorp, Inc.	6,690
653		Washington Mutual, Inc.	29,979
			105,383
		Semiconductors: 0.6%
2,100	@	Advanced Micro Devices, Inc.	64,869
1,400	@	Altera Corp.	27,384
1,600		Analog Devices, Inc.	53,968
5,050		Applied Materials, Inc.	85,396
250	@	Broadcom Corp.	8,453
2,295	@	Freescale Semiconductor, Inc.	71,627
18,610		Intel Corp.	335,352
100		KLA-Tencor Corp.	4,104
1,050		Linear Technology Corp.	35,438
1,400	@	LSI Logic Corp.	13,622
950		Maxim Integrated Products	29,194
2,300	@	Micron Technology, Inc.	38,088
1,750		National Semiconductor Corp.	44,940
550	@	Novellus Systems, Inc.	12,738
1,100	@	Nvidia Corp.	25,278
500	@	QLogic Corp.	8,940
5,200		Texas Instruments, Inc.	162,396
1,100		Xilinx, Inc.	28,600
			1,050,387
		Software: 0.8%
1,700	@	Adobe Systems, Inc.	48,671
1,030	@	Autodesk, Inc.	37,482
1,900		Automatic Data Processing, Inc.	86,393
1,220	@	BMC Software, Inc.	24,583
1,700		CA, Inc.	36,941
550	@	Citrix Systems, Inc.	20,669
1,950	@	Compuware Corp.	14,352
1,020	@	Electronic Arts, Inc.	42,911
2,407		First Data Corp.	110,987
750	@	Fiserv, Inc.	32,363
150		IMS Health, Inc.	4,047
550	@	Intuit, Inc.	30,410
28,950		Microsoft Corp.	655,718
2,400	@	Novell, Inc.	18,552
12,650	@	Oracle Corp.	179,883
384	@	Parametric Technology Corp.	5,123
			1,349,085
		Telecommunications: 1.3%
1,300		Alltel Corp.	$80,405
12,556		AT&T, Inc.	327,209
1,350	@	Avaya, Inc.	15,944
8,050		BellSouth Corp.	271,849
400		CenturyTel, Inc.	14,300
27,300	@	Cisco Systems, Inc.	537,264
1,200		Citizens Communications Co.	15,216
600	@	Comverse Technology, Inc.	13,512
5,000	@	Corning, Inc.	121,250
501	@	Embarq Corp.	20,877
11,440		Motorola, Inc.	241,270
5,200		Qualcomm, Inc.	235,092
10,024		Sprint Corp. - FON Group	212,609
1,350	@	Tellabs, Inc.	19,305
9,450		Verizon Communications, Inc.	294,935
			2,421,037
		Textiles: 0.0%
550		Cintas Corp.	23,298
			23,298
		Toys/Games/Hobbies: 0.0%
900		Hasbro, Inc.	16,686
1,500		Mattel, Inc.	25,215
			41,901
		Transportation: 0.4%
1,200		Burlington Northern Santa Fe Corp.	92,892
750		CSX Corp.	50,190
950		FedEx Corp.	103,807
2,300		Norfolk Southern Corp.	121,348
900		Union Pacific Corp.	83,520
3,700		United Parcel Service, Inc.	298,035
			749,792
		Total Common Stock (Cost $29,847,374)	39,148,592

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 75.8%

		Federal National Mortgage Association: 75.8%
$144,000,000		5.390%, due 06/05/07	136,541,232
		Total U.S. Government Agency Obligations (Cost $137,297,977)	136,541,232

U.S. TREASURY OBLIGATIONS: 1.8%

		U.S. Treasury STRIP: 1.8%
3,346,000		5.130%, due 05/15/07	3,189,688
		Total U.S. Treasury Obligations (Cost $3,200,609)	3,189,688
		Total Long-Term Investments (Cost $170,345,960)	178,879,512

See Accompanying Notes to Financial Statements

85

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.6%

	Repurchase Agreement: 0.6%
$1,101,000	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $1,101,154 to be received upon repurchase (Collateralized by $1,035,000 Federal National Mortgage Association, 6.250%, Market Value plus accrued interest $1,128,438, due 05/15/29).		$1,101,000
	Total Short-Term Investments (Cost $1,101,000)		1,101,000
	Total Investments in Securities (Cost $171,446,960) *	99.9%	$179,980,512
	Other Assets and Liabilities-Net	0.1	262,340
	Net Assets	100.0%	$180,242,852

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $173,399,984.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,704,774
Gross Unrealized Depreciation	(1,124,246)
Net Unrealized Appreciation	$6,580,528

See Accompanying Notes to Financial Statements

86

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 40.3%

		Advertising: 0.1%
2,350		Omnicom Group	$223,509
			223,509
		Aerospace/Defense: 1.1%
16,700		Boeing Co.	1,390,275
6,600		General Dynamics Corp.	420,024
1,500		Goodrich Corp.	63,945
1,500		L-3 Communications Holdings, Inc.	109,440
6,900		Lockheed Martin Corp.	500,181
4,453		Northrop Grumman Corp.	288,020
7,452		Raytheon Co.	341,674
2,100		Rockwell Collins, Inc.	114,660
12,420		United Technologies Corp.	776,498
			4,004,717
		Agriculture: 0.8%
25,400		Altria Group, Inc.	1,837,690
13,450		Archer-Daniels-Midland Co.	559,117
3,450		Monsanto Co.	290,352
1,720		Reynolds America, Inc.	189,097
			2,876,256
		Airlines: 0.0%
9,100		Southwest Airlines Co.	146,510
			146,510
		Apparel: 0.2%
8,000	@	Coach, Inc.	232,640
770		Jones Apparel Group, Inc.	24,979
2,180		Liz Claiborne, Inc.	84,301
2,330		Nike, Inc.	187,122
1,110		VF Corp.	69,852
			598,894
		Auto Manufacturers: 0.1%
31,520		Ford Motor Co.	225,683
2,000		Paccar, Inc.	153,700
			379,383
		Auto Parts & Equipment: 0.1%
2,900	@	Goodyear Tire & Rubber Co.	36,888
2,400		Johnson Controls, Inc.	204,408
			241,296
		Banks: 2.6%
3,950		AmSouth Bancorp	105,860
57,092		Bank of America Corp.	2,763,253
10,150		Bank of New York	337,285
6,598		BB&T Corp.	274,279
3,450		Comerica, Inc.	188,888
1,700		Compass Bancshares, Inc.	94,605
850		First Horizon National Corp.	33,966
2,700		Huntington Bancshares, Inc.	63,504
5,000		Keycorp	178,600
1,100		M&T Bank Corp.	126,610
2,450		Marshall & Ilsley Corp.	111,083
5,450		Mellon Financial Corp.	197,181
11,390		National City Corp.	420,063
2,450		Northern Trust Corp.	137,004
3,550		PNC Financial Services Group, Inc.	244,631
5,600		Regions Financial Corp.	189,560
4,050		State Street Corp.	$251,505
4,700		SunTrust Banks, Inc.	355,837
684		Synovus Financial Corp.	17,996
23,700		US Bancorp.	731,619
19,989		Wachovia Corp.	1,069,412
21,150		Wells Fargo & Co.	1,403,726
1,350		Zions Bancorporation	109,391
			9,405,858
		Beverages: 1.1%
9,600		Anheuser-Busch Cos., Inc.	438,144
1,310		Brown-Forman Corp.	99,953
33,800		Coca-Cola Co.	1,488,214
4,000		Coca-Cola Enterprises, Inc.	78,640
2,300	@	Constellation Brands, Inc.	56,810
3,150		Pepsi Bottling Group, Inc.	98,721
27,210		PepsiCo, Inc.	1,645,117
			3,905,599
		Biotechnology: 0.3%
14,350	@	Amgen, Inc.	969,917
4,100	@	Biogen Idec, Inc.	191,183
600	@	Genzyme Corp.	35,700
650	@	Millipore Corp.	45,110
			1,241,910
		Building Materials: 0.1%
2,150		American Standard Cos., Inc.	91,354
5,500		Masco Corp.	170,610
1,700		Vulcan Materials Co.	132,685
			394,649
		Chemicals: 0.6%
3,050		Air Products & Chemicals, Inc.	197,793
12,450		Dow Chemical Co.	496,382
200		Eastman Chemical Co.	11,276
2,900		Ecolab, Inc.	112,259
11,300		EI DuPont de Nemours & Co.	480,589
850		Engelhard Corp.	33,091
1,100		International Flavors & Fragrances, Inc.	39,149
2,800		PPG Industries, Inc.	180,152
4,700		Praxair, Inc.	247,690
3,000		Rohm & Haas Co.	151,230
2,050		Sherwin-Williams Co.	99,159
			2,048,770
		Commercial Services: 0.4%
1,900	@	Apollo Group, Inc.	99,389
12,302		Cendant Corp.	198,923
2,960		Equifax, Inc.	106,797
4,110		H&R Block, Inc.	93,503
6,760		McKesson Corp.	334,620
3,100		Moody’s Corp.	162,130
4,500		Paychex, Inc.	165,195
2,100		Robert Half International, Inc.	86,184
2,300		RR Donnelley & Sons Co.	74,014
			1,320,755
		Computers: 1.9%
1,900	@	Affiliated Computer Services, Inc.	94,848
10,200	@	Apple Computer, Inc.	609,654
2,350	@	Computer Sciences Corp.	132,188
28,940	@	Dell, Inc.	734,497

See Accompanying Notes to Financial Statements

87

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers (continued)
6,350		Electronic Data Systems Corp.	$155,702
29,400	@	EMC Corp.	376,320
57,150		Hewlett-Packard Co.	1,850,517
32,400		International Business Machines Corp.	2,588,760
350	@	Lexmark International, Inc.	20,038
2,700	@	NCR Corp.	105,516
4,250	@	Network Appliance, Inc.	136,000
2,300	@	Sandisk Corp.	129,421
3,500	@	Unisys Corp.	23,030
			6,956,491
		Cosmetics/Personal Care: 1.0%
1,475		Alberto-Culver Co.	68,602
5,500		Avon Products, Inc.	174,350
6,450		Colgate-Palmolive Co.	389,193
1,500		Estee Lauder Cos., Inc.	61,410
54,055		Procter & Gamble Co.	2,932,484
			3,626,039
		Distribution/Wholesale: 0.1%
3,095		Genuine Parts Co.	133,271
1,100		WW Grainger, Inc.	79,376
			212,647
		Diversified Financial Services: 3.7%
16,050		American Express Co.	872,478
3,190		Ameriprise Financial, Inc.	146,006
3,680		Capital One Financial Corp.	304,594
12,850		Charles Schwab Corp.	214,081
2,500		CIT Group, Inc.	128,500
61,200		Citigroup, Inc.	3,017,160
7,408		Countrywide Financial Corp.	283,578
4,300	@	E*Trade Financial Corp.	104,361
11,750		Fannie Mae	584,563
1,350		Federated Investors, Inc.	43,362
2,000		Franklin Resources, Inc.	179,900
8,400		Freddie Mac	504,336
9,050		Goldman Sachs Group, Inc.	1,366,098
2,600		Janus Capital Group, Inc.	46,826
42,800		JPMorgan Chase & Co.	1,824,992
1,500		Legg Mason, Inc.	143,895
11,300		Lehman Brothers Holdings, Inc.	752,693
11,300		Merrill Lynch & Co., Inc.	818,233
22,250		Morgan Stanley	1,326,545
5,250		SLM Corp.	282,240
1,650		T. Rowe Price Group, Inc.	130,515
2,500		The Bear Stearns Cos., Inc.	334,375
			13,409,331
		Electric: 1.0%
8,500	@	AES Corp.	156,400
2,100	@	Allegheny Energy, Inc.	76,587
7,750		American Electric Power Co., Inc.	265,593
3,500		CenterPoint Energy Resources Corp.	41,965
4,950	@	CMS Energy Corp.	63,558
3,450		Consolidated Edison, Inc.	152,145
2,550		Constellation Energy Group, Inc.	131,835
1,100		Dominion Resources, Inc.	79,838
2,300		DTE Energy Co.	92,966
19,124		Duke Energy Corp.	539,679
4,010		Edison International	$157,352
1,700		Exelon Corp.	96,237
6,100		FirstEnergy Corp.	319,762
5,000		FPL Group, Inc.	199,150
4,870		Pacific Gas & Electric Co.	193,242
1,600		Pinnacle West Capital Corp.	63,024
5,500		PPL Corp.	163,735
800		Progress Energy, Inc.	33,632
3,700		Public Service Enterprise Group, Inc	235,801
2,300		Southern Co.	73,531
3,200		TECO Energy, Inc.	48,064
7,440		TXU Corp.	426,312
6,300		Xcel Energy, Inc.	118,251
			3,728,659
		Electrical Components & Equipment: 0.2%
6,800		Emerson Electric Co.	561,136
1,700		Molex, Inc.	60,350
			621,486
		Electronics: 0.2%
8,500	@	Agilent Technologies, Inc.	296,565
3,400		Applera Corp. - Applied Biosystems Group	100,640
3,430		Jabil Circuit, Inc.	119,433
2,700		PerkinElmer, Inc.	56,322
6,200	@	Sanmina-SCI Corp.	29,140
22,420	@	Solectron Corp.	79,815
2,000	@	Thermo Electron Corp.	73,480
1,550	@	Waters Corp.	64,558
			819,953
		Engineering & Construction: 0.0%
1,100		Fluor Corp.	96,426
			96,426
		Entertainment: 0.0%
4,300		International Game Technology	160,089
			160,089
		Environmental Control: 0.1%
6,600		Waste Management, Inc.	241,692
			241,692
		Food: 0.5%
4,300		Albertson’s, Inc.	110,123
2,400		Campbell Soup Co.	84,456
6,450		ConAgra Foods, Inc.	145,770
1,600	@	Dean Foods Co.	57,120
5,550		General Mills, Inc.	287,990
4,050		HJ Heinz Co.	171,518
3,250		Kellogg Co.	153,075
8,500		Kroger Co.	170,935
2,300		McCormick & Co., Inc.	79,235
5,500		Safeway, Inc.	129,690
9,551		Sara Lee Corp.	162,080
2,800		Supervalu, Inc.	81,648
1,700		Whole Foods Market, Inc.	110,500
3,150		WM Wrigley Jr. Co.	144,018
			1,888,158
		Forest Products & Paper: 0.1%
1,200		International Paper Co.	40,776
2,100		Louisiana-Pacific Corp.	50,946

See Accompanying Notes to Financial Statements

88

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper (continued)
2,500		MeadWestvaco Corp.	$68,500
550		Plum Creek Timber Co., Inc.	19,663
2,000		Temple-Inland, Inc.	86,020
3,200		Weyerhaeuser Co.	204,672
			470,577
		Gas: 0.0%
4,100		Sempra Energy	184,377
			184,377
		Hand/Machine Tools: 0.0%
1,120		Black & Decker Corp.	97,395
400		Snap-On, Inc.	16,752
1,600		Stanley Works	77,680
			191,827
		Healthcare-Products: 0.9%
1,050		Bausch & Lomb, Inc.	51,608
7,450		Baxter International, Inc.	280,865
3,080		Becton Dickinson & Co.	186,124
2,000		CR Bard, Inc.	148,020
36,250		Johnson & Johnson	2,182,975
5,000	@	St. Jude Medical, Inc.	170,500
3,500		Stryker Corp.	153,650
3,000	@	Zimmer Holdings, Inc.	181,650
			3,355,392
		Healthcare-Services: 0.9%
11,720		Aetna, Inc.	450,751
2,680	@	Coventry Health Care, Inc.	140,030
3,200	@	Humana, Inc.	162,016
1,650	@	Laboratory Corp. of America Holdings	97,944
1,300		Quest Diagnostics	72,462
28,000		UnitedHealth Group, Inc.	1,230,880
13,630	@	WellPoint, Inc.	975,635
			3,129,718
		Home Builders: 0.0%
400		Lennar Corp.	19,164
			19,164
		Home Furnishings: 0.0%
800		Harman International Industries, Inc.	67,784
500		Whirlpool Corp.	44,960
			112,744
		Household Products/Wares: 0.2%
300		Avery Dennison Corp.	17,817
470		Clorox Co.	29,699
1,950		Fortune Brands, Inc.	144,300
6,200		Kimberly-Clark Corp.	376,154
			567,970
		Housewares: 0.0%
3,500		Newell Rubbermaid, Inc.	92,610
			92,610
		Insurance: 2.0%
3,750	@@	ACE Ltd.	194,138
6,000		Aflac, Inc.	280,800
8,250		Allstate Corp.	453,833
1,600		AMBAC Financial Group, Inc.	128,240
31,550		American International Group, Inc.	$1,918,240
4,050		AON Corp.	144,383
8,360		Chubb Corp.	422,431
1,680		Cigna Corp.	155,803
2,141		Cincinnati Financial Corp.	98,143
4,500		Genworth Financial, Inc.	150,705
5,000		Hartford Financial Services Group, Inc.	439,700
5,896		Lincoln National Corp.	331,237
940		Loews Corp.	31,941
2,100		MBIA, Inc.	119,973
12,530		Metlife, Inc.	644,919
1,020		MGIC Investment Corp.	67,187
4,700		Principal Financial Group	256,855
9,900		Progressive Corp.	270,765
8,340		Prudential Financial, Inc.	635,091
1,920		Safeco Corp.	106,310
8,430		St. Paul Cos.	371,089
1,900		Torchmark Corp.	111,872
3,500		UnumProvident Corp.	62,860
			7,396,515
		Internet: 0.5%
6,400	@	Amazon.com, Inc.	221,504
14,150	@	eBay, Inc.	464,262
2,400	@	Google, Inc.	892,368
1,550	@	Monster Worldwide, Inc.	75,749
13,250	@	Symantec Corp.	206,700
600	@	VeriSign, Inc.	13,470
			1,874,053
		Iron/Steel: 0.1%
3,300		Nucor Corp.	347,391
1,450		United States Steel Corp.	96,251
			443,642
		Leisure Time: 0.1%
1,350		Brunswick Corp.	48,506
5,450		Carnival Corp.	217,510
3,500		Harley-Davidson, Inc.	174,475
400		Sabre Holdings Corp.	8,560
			449,051
		Lodging: 0.2%
2,300		Harrah’s Entertainment, Inc.	174,892
4,100		Hilton Hotels Corp.	112,586
2,530		Marriott International, Inc.	182,995
2,700		Starwood Hotels & Resorts	164,970
			635,443
		Machinery-Construction & Mining: 0.2%
8,300		Caterpillar, Inc.	605,485
			605,485
		Machinery-Diversified: 0.1%
300		Cummins, Inc.	33,063
600		Deere & Co.	51,360
2,100		Rockwell Automation, Inc.	143,388
			227,811
		Media: 1.1%
12,700		CBS Corp. - Class B	329,057
1,300		Clear Channel Communications, Inc.	40,040

See Accompanying Notes to Financial Statements

89

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Media (continued)
26,000	@	Comcast Corp.	$835,380
1,000		EW Scripps Co.	46,280
600		Gannett Co., Inc.	32,406
7,670		McGraw-Hill Cos., Inc.	395,772
950		Meredith Corp.	47,548
2,000		New York Times Co.	48,320
30,650		News Corp., Inc.	584,496
11,050		Time Warner, Inc.	190,171
2,800	@	Univision Communications, Inc.	100,660
10,000	@	Viacom, Inc. - Class B	377,500
26,850		Walt Disney Co.	818,925
			3,846,555
		Mining: 0.2%
2,200		Alcoa, Inc.	69,784
4,000		Freeport-McMoRan Copper & Gold, Inc.	223,960
1,100		Newmont Mining Corp.	57,365
2,900		Phelps Dodge Corp.	248,501
			599,610
		Miscellaneous Manufacturing: 2.0%
9,400		3M Co.	786,404
1,500	@	Cooper Industries Ltd.	133,590
3,500		Danaher Corp.	224,385
2,350		Dover Corp.	114,774
3,500		Eastman Kodak Co.	84,385
2,000		Eaton Corp.	147,080
127,250		General Electric Co.	4,359,585
10,800		Honeywell International, Inc.	444,744
5,000		Illinois Tool Works, Inc.	248,250
4,100	@@	Ingersoll-Rand Co.	178,801
2,500		ITT Industries, Inc.	130,375
2,300		Leggett & Platt, Inc.	58,397
1,800		Parker Hannifin Corp.	140,436
1,830		Textron, Inc.	166,402
4,900	@@	Tyco International Ltd.	132,839
			7,350,447
		Office/Business Equipment: 0.1%
3,400		Pitney Bowes, Inc.	138,652
11,500	@	Xerox Corp.	157,895
			296,547
		Oil & Gas: 4.0%
4,700		Anadarko Petroleum Corp.	233,449
3,500		Apache Corp.	227,080
33,303		ChevronTexaco Corp.	1,991,186
27,601		ConocoPhillips	1,746,867
5,200		Devon Energy Corp.	298,272
2,700		EOG Resources, Inc.	177,282
114,950		ExxonMobil Corp.	7,001,582
860		Hess Corp.	129,000
1,450		Kerr-McGee Corp.	154,933
6,900		Marathon Oil Corp.	517,845
1,800		Murphy Oil Corp.	94,914
3,000	@,@@	Nabors Industries Ltd.	107,730
8,140		Occidental Petroleum Corp.	806,593
1,100		Rowan Cos., Inc.	43,802
2,800		Sunoco, Inc.	192,052
11,400		Valero Energy Corp.	699,390
4,000		XTO Energy, Inc.	164,880
			14,586,857
		Oil & Gas Services: 0.5%
3,900		Baker Hughes, Inc.	$336,570
5,800		Halliburton Co.	432,622
14,000		Schlumberger Ltd.	917,980
			1,687,172
		Packaging & Containers: 0.1%
2,000		Ball Corp.	74,840
2,500	@	Pactiv Corp.	61,675
1,300		Sealed Air Corp.	67,041
			203,556
		Pharmaceuticals: 2.2%
19,600		Abbott Laboratories	836,920
1,650		Allergan, Inc.	156,453
4,760		AmerisourceBergen Corp.	207,488
1,300	@	Barr Pharmaceuticals, Inc.	68,510
4,800		Bristol-Myers Squibb Co.	117,840
7,060		Cardinal Health, Inc.	472,385
5,750		Caremark Rx, Inc.	275,828
3,000	@	Express Scripts, Inc.	219,840
3,950	@	Forest Laboratories, Inc.	148,046
5,500	@	Gilead Sciences, Inc.	315,315
3,540	@	Hospira, Inc.	158,627
4,000	@	King Pharmaceuticals, Inc.	71,120
3,448	@	Medco Health Solutions, Inc.	185,847
45,150		Merck & Co., Inc.	1,503,044
2,800		Mylan Laboratories	58,548
89,870		Pfizer, Inc.	2,126,324
18,500		Schering-Plough Corp.	352,610
1,600	@	Watson Pharmaceuticals, Inc.	40,528
16,850		Wyeth	770,719
			8,085,992
		Pipelines: 0.0%
1,250		Kinder Morgan, Inc.	125,600
1,400		Williams Cos., Inc.	31,640
			157,240
		Real Estate Investment Trusts: 0.1%
1,450		Apartment Investment & Management Co.	62,713
600		Archstone-Smith Trust	29,010
2,500		Kimco Realty Corp.	89,625
1,500		Public Storage, Inc.	107,520
2,500		Simon Property Group LP	199,075
			487,943
		Retail: 2.6%
2,250	@	Autonation, Inc.	48,803
500	@	Autozone, Inc.	45,365
3,850	@	Bed Bath & Beyond, Inc.	135,405
6,850		Best Buy Co., Inc.	363,050
2,250		Circuit City Stores, Inc.	67,613
7,850		Costco Wholesale Corp.	415,501
9,500		CVS Corp.	265,050
3,050		Darden Restaurants, Inc.	108,001
3,500		Dollar General Corp.	57,050
1,250		Family Dollar Stores, Inc.	31,225
3,417		Federated Department Stores	248,860
7,220		Gap, Inc.	131,404
25,790		Home Depot, Inc.	983,115
4,250		JC Penney Co., Inc.	258,230
4,200	@	Kohl’s Corp.	225,498

See Accompanying Notes to Financial Statements

90

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
4,200		Limited Brands	$114,072
9,540		Lowe’s Cos., Inc.	594,151
26,300		McDonald’s Corp.	872,371
2,700		Nordstrom, Inc.	99,441
4,950	@	Office Depot, Inc.	205,772
1,490	@	Sears Holding Corp.	226,286
15,135		Staples, Inc.	355,521
15,800	@	Starbucks Corp.	563,270
11,250		Target Corp.	550,350
1,000		Tiffany & Co.	34,190
5,300		TJX Cos., Inc.	125,663
29,700		Wal-Mart Stores, Inc.	1,438,965
12,300		Walgreen Co.	499,380
1,650		Wendy’s International, Inc.	99,462
4,550		Yum! Brands, Inc.	229,320
			9,392,384
		Savings & Loans: 0.1%
3,700		Golden West Financial Corp.	270,470
800		Sovereign Bancorp, Inc.	17,840
2,456		Washington Mutual, Inc.	112,755
			401,065
		Semiconductors: 1.1%
7,900	@	Advanced Micro Devices, Inc.	244,031
4,500	@	Altera Corp.	88,020
6,000		Analog Devices, Inc.	202,380
20,500		Applied Materials, Inc.	346,655
1,025	@	Broadcom Corp.	34,655
8,490	@	Freescale Semiconductor, Inc.	264,973
69,900		Intel Corp.	1,259,598
550		KLA-Tencor Corp.	22,572
3,500		Linear Technology Corp.	118,125
4,500	@	LSI Logic Corp.	43,785
3,700		Maxim Integrated Products	113,701
7,500	@	Micron Technology, Inc.	124,200
6,750		National Semiconductor Corp.	173,340
2,100	@	Novellus Systems, Inc.	48,636
4,500	@	Nvidia Corp.	103,410
3,200	@	QLogic Corp.	57,216
19,400		Texas Instruments, Inc.	605,862
4,200		Xilinx, Inc.	109,200
			3,960,359
		Software: 1.4%
6,320	@	Adobe Systems, Inc.	180,942
2,800	@	Autodesk, Inc.	101,892
7,150		Automatic Data Processing, Inc.	325,111
5,160	@	BMC Software, Inc.	103,974
6,000		CA, Inc.	130,380
3,350	@	Citrix Systems, Inc.	125,893
7,400	@	Compuware Corp.	54,464
3,600	@	Electronic Arts, Inc.	151,452
9,328		First Data Corp.	430,114
2,150	@	Fiserv, Inc.	92,773
2,850		IMS Health, Inc.	76,893
2,200	@	Intuit, Inc.	121,638
108,050		Microsoft Corp.	2,447,333
5,000	@	Novell, Inc.	38,650
47,160	@	Oracle Corp.	670,615
2,488	@	Parametric Technology Corp.	33,190
			5,085,314
		Telecommunications: 2.5%
4,700		Alltel Corp.	$290,695
47,354		AT&T, Inc.	1,234,045
5,150	@	Avaya, Inc.	60,822
30,300		BellSouth Corp.	1,023,231
2,550		CenturyTel, Inc.	91,163
101,000	@	Cisco Systems, Inc.	1,987,680
4,000		Citizens Communications Co.	50,720
600	@	Comverse Technology, Inc.	13,512
18,500	@	Corning, Inc.	448,625
1,821	@	Embarq Corp.	75,881
41,140		Motorola, Inc.	867,643
20,550		Qualcomm, Inc.	929,066
37,120		Sprint Corp. - FON Group	787,315
5,850	@	Tellabs, Inc.	83,655
34,950		Verizon Communications, Inc.	1,090,790
			9,034,843
		Textiles: 0.0%
1,950		Cintas Corp.	82,602
			82,602
		Toys/Games/Hobbies: 0.0%
3,400		Hasbro, Inc.	63,036
4,950		Mattel, Inc.	83,210
			146,246
		Transportation: 0.8%
4,550		Burlington Northern Santa Fe Corp.	352,216
2,720		CSX Corp.	182,022
3,700		FedEx Corp.	404,299
8,550		Norfolk Southern Corp.	451,098
3,250		Union Pacific Corp.	301,600
13,950		United Parcel Service, Inc.	1,123,673
			2,814,908
		Total Common Stock (Cost $106,392,574)	146,525,096

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 50.9%

		Federal Home Loan Bank: 50.9%
$ 199,000,000		5.450%, due 10/05/07	185,270,990
		Total U.S. Government Agency Obligations (Cost $190,720,390)	185,270,990

U.S. TREASURY OBLIGATIONS: 8.0%

		U.S. Treasury STRIP: 8.0%
31,018,000		5.120%, due 08/15/07	29,201,152
		Total U.S. Treasury Obligations (Cost $29,241,482)	29,201,152
		Total Long-Term Investments (Cost $326,354,446)	360,997,238

See Accompanying Notes to Financial Statements

91

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.7%

	Repurchase Agreement: 0.7%
$2,447,000	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $2,447,341 to be received upon repurchase (Collateralized by $2,300,000 Federal National Mortgage Association, 6.250%, Market Value plus accrued interest $2,507,639, due 05/15/29).		$2,447,000
	Total Short-Term Investments (Cost $2,447,000)		2,447,000
	Total Investments in Securities (Cost $328,801,446)*	99.9%	$363,444,238
	Other Assets and Liabilities-Net	0.1	521,654
	Net Assets	100.0%	$363,965,892

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $330,754,855.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$39,658,141
	Gross Unrealized Depreciation	(6,968,758)
	Net Unrealized Appreciation	$32,689,383

See Accompanying Notes to Financial Statements

92

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 34.3%

		Advertising: 0.1%
1,750		Omnicom Group	$166,443
			166,443
		Aerospace/Defense: 1.0%
11,600		Boeing Co.	965,700
4,700		General Dynamics Corp.	299,108
1,000		Goodrich Corp.	42,630
1,050		L-3 Communications Holdings, Inc.	76,608
5,070		Lockheed Martin Corp.	367,524
3,017		Northrop Grumman Corp.	195,140
5,331		Raytheon Co.	244,426
1,500		Rockwell Collins, Inc.	81,900
8,600		United Technologies Corp.	537,672
			2,810,708
		Agriculture: 0.7%
17,450		Altria Group, Inc.	1,262,508
9,320		Archer-Daniels-Midland Co.	387,432
2,500		Monsanto Co.	210,400
1,290		Reynolds America, Inc.	141,823
			2,002,163
		Airlines: 0.0%
5,900		Southwest Airlines Co.	94,990
			94,990
		Apparel: 0.2%
6,020	@	Coach, Inc.	175,062
1,160		Jones Apparel Group, Inc.	37,630
1,650		Liz Claiborne, Inc.	63,806
1,640		Nike, Inc.	131,708
1,360		VF Corp.	85,585
			493,791
		Auto Manufacturers: 0.1%
22,080		Ford Motor Co.	158,093
1,400		Paccar, Inc.	107,590
			265,683
		Auto Parts & Equipment: 0.1%
1,800	@	Goodyear Tire & Rubber Co.	22,896
1,650		Johnson Controls, Inc.	140,531
			163,427
		Banks: 2.2%
3,500		AmSouth Bancorp	93,800
39,557		Bank of America Corp.	1,914,559
6,950		Bank of New York	230,949
4,663		BB&T Corp.	193,841
1,800		Comerica, Inc.	98,550
1,200		Compass Bancshares, Inc.	66,780
600		First Horizon National Corp.	23,976
1,850		Huntington Bancshares, Inc.	43,512
3,400		Keycorp	121,448
750		M&T Bank Corp.	86,325
2,000		Marshall & Ilsley Corp.	90,680
3,800		Mellon Financial Corp.	137,484
7,800		National City Corp.	287,664
1,800		Northern Trust Corp.	100,656
2,450		PNC Financial Services Group, Inc.	168,830
3,900		Regions Financial Corp.	132,015
2,950		State Street Corp.	$183,195
3,050		SunTrust Banks, Inc.	230,916
549		Synovus Financial Corp.	14,444
16,250		US Bancorp.	501,638
13,799		Wachovia Corp.	738,247
14,600		Wells Fargo & Co.	969,002
950		Zions Bancorporation	76,979
			6,505,490
		Beverages: 0.9%
6,600		Anheuser-Busch Cos., Inc.	301,224
780		Brown-Forman Corp.	59,514
23,300		Coca-Cola Co.	1,025,899
2,750		Coca-Cola Enterprises, Inc.	54,065
1,700	@	Constellation Brands, Inc.	41,990
1,950		Pepsi Bottling Group, Inc.	61,113
18,760		PepsiCo, Inc.	1,134,230
			2,678,035
		Biotechnology: 0.3%
10,400	@	Amgen, Inc.	702,936
2,800	@	Biogen Idec, Inc.	130,564
450	@	Genzyme Corp.	26,775
450	@	Millipore Corp.	31,230
			891,505
		Building Materials: 0.1%
1,500		American Standard Cos., Inc.	63,735
3,800		Masco Corp.	117,876
1,200		Vulcan Materials Co.	93,660
			275,271
		Chemicals: 0.5%
2,100		Air Products & Chemicals, Inc.	136,185
8,900		Dow Chemical Co.	354,843
800		Eastman Chemical Co.	45,104
1,900		Ecolab, Inc.	73,549
7,800		EI DuPont de Nemours & Co.	331,734
600		Engelhard Corp.	23,358
900		International Flavors & Fragrances, Inc.	32,031
1,850		PPG Industries, Inc.	119,029
3,050		Praxair, Inc.	160,735
1,550		Rohm & Haas Co.	78,136
1,050		Sherwin-Williams Co.	50,789
			1,405,493
		Commercial Services: 0.3%
1,300	@	Apollo Group, Inc.	68,003
8,401		Cendant Corp.	135,844
1,750		Equifax, Inc.	63,140
2,800		H&R Block, Inc.	63,700
4,600		McKesson Corp.	227,700
2,100		Moody’s Corp.	109,830
3,100		Paychex, Inc.	113,801
1,750		Robert Half International, Inc.	71,820
2,150		RR Donnelley & Sons Co.	69,187
			923,025
		Computers: 1.6%
1,300	@	Affiliated Computer Services, Inc.	64,896
7,080	@	Apple Computer, Inc.	423,172
1,600	@	Computer Sciences Corp.	90,000

See Accompanying Notes to Financial Statements

93

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers (continued)
20,030	@	Dell, Inc.	$508,361
4,450		Electronic Data Systems Corp.	109,114
20,400	@	EMC Corp.	261,120
39,400		Hewlett-Packard Co.	1,275,772
22,400		International Business Machines Corp.	1,789,760
250	@	Lexmark International, Inc.	14,313
1,700	@	NCR Corp.	66,436
2,840	@	Network Appliance, Inc.	90,880
1,600	@	Sandisk Corp.	90,032
2,200	@	Unisys Corp.	14,476
			4,798,332
		Cosmetics/Personal Care: 0.9%
1,100		Alberto-Culver Co.	51,161
3,900		Avon Products, Inc.	123,630
4,400		Colgate-Palmolive Co.	265,496
1,000		Estee Lauder Cos., Inc.	40,940
37,275		Procter & Gamble Co.	2,022,169
			2,503,396
		Distribution/Wholesale: 0.1%
2,115		Genuine Parts Co.	91,072
950		WW Grainger, Inc.	68,552
			159,624
		Diversified Financial Services: 3.1%
11,100		American Express Co.	603,396
2,160		Ameriprise Financial, Inc.	98,863
2,550		Capital One Financial Corp.	211,064
8,800		Charles Schwab Corp.	146,608
2,250		CIT Group, Inc.	115,650
42,200		Citigroup, Inc.	2,080,460
4,998		Countrywide Financial Corp.	191,323
2,900	@	E*Trade Financial Corp.	70,383
8,050		Fannie Mae	400,488
900		Federated Investors, Inc.	28,908
1,300		Franklin Resources, Inc.	116,935
5,800		Freddie Mac	348,232
6,100		Goldman Sachs Group, Inc.	920,795
1,800		Janus Capital Group, Inc.	32,418
29,500		JPMorgan Chase & Co.	1,257,880
1,100		Legg Mason, Inc.	105,523
7,860		Lehman Brothers Holdings, Inc.	523,555
7,800		Merrill Lynch & Co., Inc.	564,798
15,250		Morgan Stanley	909,205
3,500		SLM Corp.	188,160
1,200		T. Rowe Price Group, Inc.	94,920
1,640		The Bear Stearns Cos., Inc.	219,350
			9,228,914
		Electric: 0.9%
5,850	@	AES Corp.	107,640
1,350	@	Allegheny Energy, Inc.	49,235
5,400		American Electric Power Co., Inc.	185,058
2,500		CenterPoint Energy Resources Corp.	29,975
2,350	@	CMS Energy Corp.	30,174
1,950		Consolidated Edison, Inc.	85,995
1,900		Constellation Energy Group, Inc.	98,230
700		Dominion Resources, Inc.	50,806
1,800		DTE Energy Co.	$72,756
13,126		Duke Energy Corp.	370,416
2,820		Edison International	110,657
1,200		Exelon Corp.	67,932
4,200		FirstEnergy Corp.	220,164
4,500		FPL Group, Inc.	179,235
3,050		Pacific Gas & Electric Co.	121,024
1,200		Pinnacle West Capital Corp.	47,268
3,900		PPL Corp.	116,103
600		Progress Energy, Inc.	25,224
2,350		Public Service Enterprise Group, Inc.	149,766
1,600		Southern Co.	51,152
2,150		TECO Energy, Inc.	32,293
5,060		TXU Corp.	289,938
4,300		Xcel Energy, Inc.	80,711
			2,571,752
		Electrical Components & Equipment: 0.1%
4,650		Emerson Electric Co.	383,718
1,200		Molex, Inc.	42,600
			426,318
		Electronics: 0.2%
5,750	@	Agilent Technologies, Inc.	200,618
1,350		Applera Corp. - Applied Biosystems Group	39,960
1,750		Jabil Circuit, Inc.	60,935
1,700		PerkinElmer, Inc.	35,462
4,200	@	Sanmina-SCI Corp.	19,740
15,350	@	Solectron Corp.	54,646
1,400	@	Thermo Electron Corp.	51,436
1,200	@	Waters Corp.	49,980
			512,777
		Engineering & Construction: 0.0%
700		Fluor Corp.	61,362
			61,362
		Entertainment: 0.1%
3,850		International Game Technology	143,336
			143,336
		Environmental Control: 0.1%
4,200		Waste Management, Inc.	153,804
			153,804
		Food: 0.4%
2,900		Albertson’s, Inc.	74,269
2,450		Campbell Soup Co.	86,216
4,450		ConAgra Foods, Inc.	100,570
1,100	@	Dean Foods Co.	39,270
3,900		General Mills, Inc.	202,371
2,950		HJ Heinz Co.	124,933
2,200		Kellogg Co.	103,620
5,800		Kroger Co.	116,638
1,200		McCormick & Co., Inc.	41,340
3,850		Safeway, Inc.	90,783
6,538		Sara Lee Corp.	110,950
1,850		Supervalu, Inc.	53,946
1,200		Whole Foods Market, Inc.	78,000
1,787		WM Wrigley Jr. Co.	81,702
			1,304,608

See Accompanying Notes to Financial Statements

94

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.1%
800		International Paper Co.	$27,184
1,550		Louisiana-Pacific Corp.	37,603
1,700		MeadWestvaco Corp.	46,580
400		Plum Creek Timber Co., Inc.	14,300
1,300		Temple-Inland, Inc.	55,913
2,100		Weyerhaeuser Co.	134,316
			315,896
		Gas: 0.1%
400		Nicor, Inc.	16,392
2,850		Sempra Energy	128,165
			144,557
		Hand/Machine Tools: 0.0%
770		Black & Decker Corp.	66,959
300		Snap-On, Inc.	12,564
600		Stanley Works	29,130
			108,653
		Healthcare-Products: 0.8%
650		Bausch & Lomb, Inc.	31,948
5,400		Baxter International, Inc.	203,580
2,120		Becton Dickinson & Co.	128,112
1,100		CR Bard, Inc.	81,411
25,000		Johnson & Johnson	1,505,500
2,850	@	St. Jude Medical, Inc.	97,185
2,400		Stryker Corp.	105,360
2,100	@	Zimmer Holdings, Inc.	127,155
			2,280,251
		Healthcare-Services: 0.7%
6,510		Aetna, Inc.	250,375
2,135	@	Coventry Health Care, Inc.	111,554
2,590	@	Humana, Inc.	131,132
1,100	@	Laboratory Corp. of America Holdings	65,296
800		Quest Diagnostics	44,592
19,370		UnitedHealth Group, Inc.	851,505
9,480	@	WellPoint, Inc.	678,578
			2,133,032
		Home Builders: 0.0%
300		Lennar Corp.	14,373
			14,373
		Home Furnishings: 0.0%
600		Harman International Industries, Inc.	50,838
400		Whirlpool Corp.	35,968
			86,806
		Household Products/Wares: 0.1%
200		Avery Dennison Corp.	11,878
350		Clorox Co.	22,117
1,300		Fortune Brands, Inc.	96,200
4,250		Kimberly-Clark Corp.	257,848
			388,043
		Housewares: 0.0%
2,150		Newell Rubbermaid, Inc.	56,889
			56,889
		Insurance: 1.7%
2,660	@@	ACE Ltd.	$137,708
4,450		Aflac, Inc.	208,260
5,610		Allstate Corp.	308,606
1,150		AMBAC Financial Group, Inc.	92,173
21,700		American International Group, Inc.	1,319,360
2,750		AON Corp.	98,038
5,680		Chubb Corp.	287,010
1,400		Cigna Corp.	129,836
1,784		Cincinnati Financial Corp.	81,779
3,100		Genworth Financial, Inc.	103,819
3,450		Hartford Financial Services Group, Inc.	303,393
3,512		Lincoln National Corp.	197,304
590		Loews Corp.	20,048
1,300		MBIA, Inc.	74,269
8,620		Metlife, Inc.	443,671
750		MGIC Investment Corp.	49,403
3,200		Principal Financial Group	174,880
7,280		Progressive Corp.	199,108
5,700		Prudential Financial, Inc.	434,055
1,340		Safeco Corp.	74,196
5,750		St. Paul Cos.	253,115
1,350		Torchmark Corp.	79,488
2,100		UnumProvident Corp.	37,716
			5,107,235
		Internet: 0.4%
4,500	@	Amazon.com, Inc.	155,745
9,600	@	eBay, Inc.	314,976
1,700	@	Google, Inc.	632,094
1,050	@	Monster Worldwide, Inc.	51,314
9,069	@	Symantec Corp.	141,476
500	@	VeriSign, Inc.	11,225
			1,306,830
		Iron/Steel: 0.1%
1,970		Nucor Corp.	207,382
940		United States Steel Corp.	62,397
			269,779
		Leisure Time: 0.1%
950		Brunswick Corp.	34,134
3,800		Carnival Corp.	151,658
2,750		Harley-Davidson, Inc.	137,088
300		Sabre Holdings Corp.	6,420
			329,300
		Lodging: 0.2%
1,600		Harrah’s Entertainment, Inc.	121,664
2,900		Hilton Hotels Corp.	79,634
1,840		Marriott International, Inc.	133,087
1,700		Starwood Hotels & Resorts	103,870
			438,255
		Machinery-Construction & Mining: 0.1%
5,700		Caterpillar, Inc.	415,815
			415,815
		Machinery-Diversified: 0.1%
150		Cummins, Inc.	16,532
500		Deere & Co.	42,800
1,800		Rockwell Automation, Inc.	122,904
			182,236

See Accompanying Notes to Financial Statements

95

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Media: 0.9%
7,475		CBS Corp. - Class B	$193,677
900		Clear Channel Communications, Inc.	27,720
17,900	@	Comcast Corp.	575,127
700		EW Scripps Co.	32,396
500		Gannett Co., Inc.	27,005
5,370		McGraw-Hill Cos., Inc.	277,092
650		Meredith Corp.	32,533
1,500		New York Times Co.	36,240
21,250		News Corp., Inc.	405,238
7,600		Time Warner, Inc.	130,796
2,000	@	Univision Communications, Inc.	71,900
6,175	@	Viacom, Inc. - Class B	233,106
18,400		Walt Disney Co.	561,200
			2,604,030
		Mining: 0.1%
1,500		Alcoa, Inc.	47,580
2,800		Freeport-McMoRan Copper & Gold, Inc.	156,772
700		Newmont Mining Corp.	36,505
1,880		Phelps Dodge Corp.	161,097
			401,954
		Miscellaneous Manufacturing: 1.7%
6,400		3M Co.	535,424
1,050	@	Cooper Industries Ltd.	93,513
2,450		Danaher Corp.	157,070
1,750		Dover Corp.	85,470
2,400		Eastman Kodak Co.	57,864
1,700		Eaton Corp.	125,018
87,350		General Electric Co.	2,992,611
7,400		Honeywell International, Inc.	304,732
4,100		Illinois Tool Works, Inc.	203,565
2,900	@@	Ingersoll-Rand Co.	126,469
1,800		ITT Industries, Inc.	93,870
1,600		Leggett & Platt, Inc.	40,624
1,300		Parker Hannifin Corp.	101,426
1,500		Textron, Inc.	136,395
3,400	@@	Tyco International Ltd.	92,174
			5,146,225
		Office/Business Equipment: 0.1%
1,700		Pitney Bowes, Inc.	69,326
7,250	@	Xerox Corp.	99,543
			168,869
		Oil & Gas: 3.4%
3,600		Anadarko Petroleum Corp.	178,812
2,420		Apache Corp.	157,010
22,861		ChevronTexaco Corp.	1,366,859
19,247		ConocoPhillips	1,218,143
3,600		Devon Energy Corp.	206,496
1,850		EOG Resources, Inc.	121,471
79,250		ExxonMobil Corp.	4,827,091
600		Hess Corp.	90,000
900		Kerr-McGee Corp.	96,165
4,720		Marathon Oil Corp.	354,236
1,300		Murphy Oil Corp.	68,549
2,100	@,@@	Nabors Industries Ltd.	75,411
5,500		Occidental Petroleum Corp.	544,995
800		Rowan Cos., Inc.	31,856
1,900		Sunoco, Inc.	130,321
8,000		Valero Energy Corp.	$490,800
2,800		XTO Energy, Inc.	115,416
			10,073,631
		Oil & Gas Services: 0.4%
2,700		Baker Hughes, Inc.	233,010
3,950		Halliburton Co.	294,631
9,600		Schlumberger Ltd.	629,472
			1,157,113
		Packaging & Containers: 0.0%
1,100		Ball Corp.	41,162
900		Sealed Air Corp.	46,413
			87,575
		Pharmaceuticals: 1.9%
13,500		Abbott Laboratories	576,450
1,150		Allergan, Inc.	109,043
3,300		AmerisourceBergen Corp.	143,847
900	@	Barr Pharmaceuticals, Inc.	47,430
3,300		Bristol-Myers Squibb Co.	81,015
4,840		Cardinal Health, Inc.	323,844
3,880		Caremark Rx, Inc.	186,124
2,100	@	Express Scripts, Inc.	153,888
2,750	@	Forest Laboratories, Inc.	103,070
3,850	@	Gilead Sciences, Inc.	220,721
2,570	@	Hospira, Inc.	115,162
2,980	@	King Pharmaceuticals, Inc.	52,984
2,460	@	Medco Health Solutions, Inc.	132,594
31,100		Merck & Co., Inc.	1,035,319
1,900		Mylan Laboratories	39,729
61,790		Pfizer, Inc.	1,461,951
12,900		Schering-Plough Corp.	245,874
1,250	@	Watson Pharmaceuticals, Inc.	31,663
11,700		Wyeth	535,158
			5,595,866
		Pipelines: 0.0%
700		Kinder Morgan, Inc.	70,336
850		Williams Cos., Inc.	19,210
			89,546
		Real Estate Investment Trusts: 0.1%
1,050		Apartment Investment & Management Co.	45,413
400		Archstone-Smith Trust	19,340
1,700		Kimco Realty Corp.	60,945
1,000		Public Storage, Inc.	71,680
1,650		Simon Property Group LP	131,390
			328,768
		Retail: 2.2%
1,700	@	Autonation, Inc.	36,873
400	@	Autozone, Inc.	36,292
2,600	@	Bed Bath & Beyond, Inc.	91,442
4,685		Best Buy Co., Inc.	248,305
2,250		Circuit City Stores, Inc.	67,613
5,400		Costco Wholesale Corp.	285,822
6,500		CVS Corp.	181,350
2,100		Darden Restaurants, Inc.	74,361
2,400		Dollar General Corp.	39,120
750		Family Dollar Stores, Inc.	18,735
2,346		Federated Department Stores	170,859
4,990		Gap, Inc.	90,818

See Accompanying Notes to Financial Statements

96

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
17,770		Home Depot, Inc.	$677,392
2,950		JC Penney Co., Inc.	179,242
2,850	@	Kohl’s Corp.	153,017
2,900		Limited Brands	78,764
6,530		Lowe’s Cos., Inc.	406,688
18,100		McDonald’s Corp.	600,377
1,800		Nordstrom, Inc.	66,294
4,150	@	Office Depot, Inc.	172,516
1,150	@	Sears Holding Corp.	174,651
10,410		Staples, Inc.	244,531
8,750	@	Starbucks Corp.	311,938
7,450		Target Corp.	364,454
700		Tiffany & Co.	23,933
4,250		TJX Cos., Inc.	100,768
20,500		Wal-Mart Stores, Inc.	993,225
8,480		Walgreen Co.	344,288
1,070		Wendy’s International, Inc.	64,500
3,150		Yum! Brands, Inc.	158,760
			6,456,928
		Savings & Loans: 0.1%
2,150		Golden West Financial Corp.	157,165
500		Sovereign Bancorp, Inc.	11,150
1,662		Washington Mutual, Inc.	76,302
			244,617
		Semiconductors: 0.9%
5,500	@	Advanced Micro Devices, Inc.	169,895
3,050	@	Altera Corp.	59,658
4,100		Analog Devices, Inc.	138,293
14,000		Applied Materials, Inc.	236,740
650	@	Broadcom Corp.	21,977
5,854	@	Freescale Semiconductor, Inc.	182,703
48,100		Intel Corp.	866,762
400		KLA-Tencor Corp.	16,416
2,500		Linear Technology Corp.	84,375
3,000	@	LSI Logic Corp.	29,190
2,600		Maxim Integrated Products	79,898
5,200	@	Micron Technology, Inc.	86,112
4,650		National Semiconductor Corp.	119,412
1,650	@	Novellus Systems, Inc.	38,214
3,500	@	Nvidia Corp.	80,430
2,300	@	QLogic Corp.	41,124
13,400		Texas Instruments, Inc.	418,482
2,900		Xilinx, Inc.	75,400
			2,745,081
		Software: 1.2%
4,190	@	Adobe Systems, Inc.	119,960
2,750	@	Autodesk, Inc.	100,073
4,950		Automatic Data Processing, Inc.	225,077
2,800	@	BMC Software, Inc.	56,420
4,100		CA, Inc.	89,093
2,250	@	Citrix Systems, Inc.	84,555
4,350	@	Compuware Corp.	32,016
2,550	@	Electronic Arts, Inc.	107,279
6,390		First Data Corp.	294,643
1,750	@	Fiserv, Inc.	75,513
1,700		IMS Health, Inc.	45,866
1,500	@	Intuit, Inc.	82,935
74,400		Microsoft Corp.	1,685,160
2,800	@	Novell, Inc.	21,644
32,440	@	Oracle Corp.	461,297
1,680	@	Parametric Technology Corp.	$22,411
			3,503,942
		Telecommunications: 2.1%
3,200		Alltel Corp.	197,920
32,686		AT&T, Inc.	851,797
3,500	@	Avaya, Inc.	41,335
20,800		BellSouth Corp.	702,416
1,700		CenturyTel, Inc.	60,775
69,600	@	Cisco Systems, Inc.	1,369,728
2,800		Citizens Communications Co.	35,504
400	@	Comverse Technology, Inc.	9,008
12,750	@	Corning, Inc.	309,188
1,285	@	Embarq Corp.	53,546
28,380		Motorola, Inc.	598,534
14,050		Qualcomm, Inc.	635,201
25,402		Sprint Corp. - FON Group	538,776
3,300	@	Tellabs, Inc.	47,190
23,950		Verizon Communications, Inc.	747,480
			6,198,398
		Textiles: 0.0%
1,700		Cintas Corp.	72,012
			72,012
		Toys/Games/Hobbies: 0.0%
2,250		Hasbro, Inc.	41,715
3,450		Mattel, Inc.	57,995
			99,710
		Transportation: 0.7%
3,050		Burlington Northern Santa Fe Corp.	236,101
1,820		CSX Corp.	121,794
2,600		FedEx Corp.	284,102
5,850		Norfolk Southern Corp.	308,646
2,250		Union Pacific Corp.	208,800
9,600		United Parcel Service, Inc.	773,280
			1,932,723
		Total Common Stock (Cost $97,728,689)	101,025,185

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 55.8%

	Federal National Mortgage Association: 55.8%
$ 179,000,000	5.320%, due 01/22/08	164,353,325
	Total U.S. Government Agency Obligations (Cost $169,620,293)	164,353,325

U.S. TREASURY OBLIGATIONS: 9.1%

	U.S. Treasury STRIP: 9.1%
29,013,000	5.110%, due 11/15/07	26,977,651
	Total U.S. Treasury Obligations (Cost $27,033,002)	26,977,651
	Total Long-Term Investments (Cost $294,381,984)	292,356,161

See Accompanying Notes to Financial Statements

97

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 1.2%

	Repurchase Agreement: 1.2%
$3,571,000	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.02%, due 06/01/06 $3,571,498 to be received upon repurchase (Collateralized by $3,898,000 Federal National Mortgage Association, 4.375%, Market Value plus accrued interest $3,643,267, due 10/15/15).		$3,571,000
	Total Short-Term Investments (Cost $3,571,000)		3,571,000
	Total Investments in Securities (Cost $297,952,984)*	100.4%	$295,927,161
	Other Assets and Liabilities-Net	(0.4)	(1,301,971)
	Net Assets	100.0%	$294,625,190

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $300,323,572.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$4,789,965
	Gross Unrealized Depreciation	(9,186,376)
	Net Unrealized Depreciation	$(4,396,411)

See Accompanying Notes to Financial Statements

98

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 33.5%

		Advertising: 0.1%
1,450		Omnicom Group	$137,910
			137,910
		Aerospace/Defense: 0.9%
10,200		Boeing Co.	849,150
4,100		General Dynamics Corp.	260,924
900		Goodrich Corp.	38,367
900		L-3 Communications Holdings, Inc.	65,664
4,530		Lockheed Martin Corp.	328,380
2,727		Northrop Grumman Corp.	176,382
4,641		Raytheon Co.	212,790
1,350		Rockwell Collins, Inc.	73,710
7,550		United Technologies Corp.	472,026
			2,477,393
		Agriculture: 0.7%
15,500		Altria Group, Inc.	1,121,425
8,260		Archer-Daniels-Midland Co.	343,368
2,240		Monsanto Co.	188,518
1,060		Reynolds America, Inc.	116,536
			1,769,847
		Airlines: 0.0%
5,100		Southwest Airlines Co.	82,110
			82,110
		Apparel: 0.1%
5,050	@	Coach, Inc.	146,854
950		Jones Apparel Group, Inc.	30,818
1,400		Liz Claiborne, Inc.	54,138
1,350		Nike, Inc.	108,419
650		VF Corp.	40,905
			381,134
		Auto Manufacturers: 0.1%
19,400		Ford Motor Co.	138,904
1,200		Paccar, Inc.	92,220
			231,124
		Auto Parts & Equipment: 0.1%
1,450	@	Goodyear Tire & Rubber Co.	18,444
1,450		Johnson Controls, Inc.	123,497
			141,941
		Banks: 2.1%
2,150		AmSouth Bancorp	57,620
34,965		Bank of America Corp.	1,692,306
6,150		Bank of New York	204,365
4,054		BB&T Corp.	168,525
2,000		Comerica, Inc.	109,500
1,000		Compass Bancshares, Inc.	55,650
400		First Horizon National Corp.	15,984
1,700		Huntington Bancshares, Inc.	39,984
3,000		Keycorp	107,160
750		M&T Bank Corp.	86,325
1,800		Marshall & Ilsley Corp.	81,612
3,300		Mellon Financial Corp.	119,394
6,860		National City Corp.	252,997
1,500		Northern Trust Corp.	83,880
2,100		PNC Financial Services Group, Inc.	144,711
3,500		Regions Financial Corp.	$118,475
2,600		State Street Corp.	161,460
2,700		SunTrust Banks, Inc.	204,417
389		Synovus Financial Corp.	10,235
13,800		US Bancorp.	426,006
12,081		Wachovia Corp.	646,334
12,800		Wells Fargo & Co.	849,536
750		Zions Bancorporation	60,773
			5,697,249
		Beverages: 0.9%
5,800		Anheuser-Busch Cos., Inc.	264,712
590		Brown-Forman Corp.	45,017
20,650		Coca-Cola Co.	909,220
2,500		Coca-Cola Enterprises, Inc.	49,150
1,500	@	Constellation Brands, Inc.	37,050
1,950		Pepsi Bottling Group, Inc.	61,113
16,590		PepsiCo, Inc.	1,003,031
			2,369,293
		Biotechnology: 0.3%
9,050	@	Amgen, Inc.	611,690
2,500	@	Biogen Idec, Inc.	116,575
400	@	Genzyme Corp.	23,800
400	@	Millipore Corp.	27,760
			779,825
		Building Materials: 0.1%
1,250		American Standard Cos., Inc.	53,113
3,250		Masco Corp.	100,815
1,000		Vulcan Materials Co.	78,050
			231,978
		Chemicals: 0.5%
1,900		Air Products & Chemicals, Inc.	123,215
7,200		Dow Chemical Co.	287,064
150		Eastman Chemical Co.	8,457
1,700		Ecolab, Inc.	65,807
6,900		EI DuPont de Nemours & Co.	293,457
400		Engelhard Corp.	15,572
900		International Flavors & Fragrances, Inc.	32,031
1,710		PPG Industries, Inc.	110,021
2,850		Praxair, Inc.	150,195
1,450		Rohm & Haas Co.	73,095
850		Sherwin-Williams Co.	41,115
			1,200,029
		Commercial Services: 0.3%
1,200	@	Apollo Group, Inc.	62,772
7,501		Cendant Corp.	121,291
1,500		Equifax, Inc.	54,120
2,500		H&R Block, Inc.	56,875
4,110		McKesson Corp.	203,445
1,900		Moody’s Corp.	99,370
2,750		Paychex, Inc.	100,953
1,650		Robert Half International, Inc.	67,716
1,650		RR Donnelley & Sons Co.	53,097
			819,639
		Computers: 1.6%
1,100	@	Affiliated Computer Services, Inc.	54,912
6,210	@	Apple Computer, Inc.	371,172

See Accompanying Notes to Financial Statements

99

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers (continued)
1,300	@	Computer Sciences Corp.	$73,125
17,740	@	Dell, Inc.	450,241
3,850		Electronic Data Systems Corp.	94,402
18,050	@	EMC Corp.	231,040
35,650		Hewlett-Packard Co.	1,154,347
19,700		International Business Machines Corp.	1,574,030
250	@	Lexmark International, Inc.	14,313
1,700	@	NCR Corp.	66,436
2,580	@	Network Appliance, Inc.	82,560
1,300	@	Sandisk Corp.	73,151
2,200	@	Unisys Corp.	14,476
			4,254,205
		Cosmetics/Personal Care: 0.8%
800		Alberto-Culver Co.	37,208
3,400		Avon Products, Inc.	107,780
3,900		Colgate-Palmolive Co.	235,326
900		Estee Lauder Cos., Inc.	36,846
32,916		Procter & Gamble Co.	1,785,693
			2,202,853
		Distribution/Wholesale: 0.0%
1,936		Genuine Parts Co.	83,364
600		WW Grainger, Inc.	43,296
			126,660
		Diversified Financial Services: 3.1%
9,800		American Express Co.	532,728
1,980		Ameriprise Financial, Inc.	90,625
2,250		Capital One Financial Corp.	186,233
7,950		Charles Schwab Corp.	132,447
2,000		CIT Group, Inc.	102,800
37,700		Citigroup, Inc.	1,858,610
4,468		Countrywide Financial Corp.	171,035
2,600	@	E*Trade Financial Corp.	63,102
7,150		Fannie Mae	355,713
700		Federated Investors, Inc.	22,484
1,200		Franklin Resources, Inc.	107,940
5,100		Freddie Mac	306,204
5,500		Goldman Sachs Group, Inc.	830,225
1,600		Janus Capital Group, Inc.	28,816
26,200		JPMorgan Chase & Co.	1,117,168
900		Legg Mason, Inc.	86,337
6,820		Lehman Brothers Holdings, Inc.	454,280
6,900		Merrill Lynch & Co., Inc.	499,629
13,450		Morgan Stanley	801,889
3,250		SLM Corp.	174,720
1,000		T. Rowe Price Group, Inc.	79,100
1,540		The Bear Stearns Cos., Inc.	205,975
			8,208,060
		Electric: 0.9%
5,210	@	AES Corp.	95,864
1,300	@	Allegheny Energy, Inc.	47,411
4,750		American Electric Power Co., Inc.	162,783
2,400		CenterPoint Energy Resources Corp.	28,776
2,750	@	CMS Energy Corp.	35,310
1,850		Consolidated Edison, Inc.	81,585
1,700		Constellation Energy Group, Inc.	87,890
700		Dominion Resources, Inc.	$50,806
1,500		DTE Energy Co.	60,630
11,702		Duke Energy Corp.	330,230
2,520		Edison International	98,885
1,100		Exelon Corp.	62,271
3,650		FirstEnergy Corp.	191,333
3,000		FPL Group, Inc.	119,490
3,100		Pacific Gas & Electric Co.	123,008
1,000		Pinnacle West Capital Corp.	39,390
3,400		PPL Corp.	101,218
500		Progress Energy, Inc.	21,020
2,050		Public Service Enterprise Group, Inc.	130,647
1,400		Southern Co.	44,758
1,900		TECO Energy, Inc.	28,538
4,500		TXU Corp.	257,850
3,750		Xcel Energy, Inc.	70,388
			2,270,081
		Electrical Components & Equipment: 0.1%
4,200		Emerson Electric Co.	346,584
1,100		Molex, Inc.	39,050
			385,634
		Electronics: 0.2%
5,050	@	Agilent Technologies, Inc.	176,195
1,700		Applera Corp. - Applied Biosystems Group	50,320
1,450		Jabil Circuit, Inc.	50,489
1,500		PerkinElmer, Inc.	31,290
3,800	@	Sanmina-SCI Corp.	17,860
13,630	@	Solectron Corp.	48,523
1,150	@	Thermo Electron Corp.	42,251
1,000	@	Waters Corp.	41,650
			458,578
		Engineering & Construction: 0.0%
600		Fluor Corp.	52,596
			52,596
		Entertainment: 0.1%
3,450		International Game Technology	128,444
			128,444
		Environmental Control: 0.1%
3,900		Waste Management, Inc.	142,818
			142,818
		Food: 0.4%
2,700		Albertson’s, Inc.	69,147
2,250		Campbell Soup Co.	79,178
4,050		ConAgra Foods, Inc.	91,530
1,000	@	Dean Foods Co.	35,700
3,450		General Mills, Inc.	179,021
2,400		HJ Heinz Co.	101,640
1,950		Kellogg Co.	91,845
5,250		Kroger Co.	105,578
1,050		McCormick & Co., Inc.	36,173
3,800		Safeway, Inc.	89,604
5,825		Sara Lee Corp.	98,850
1,740		Supervalu, Inc.	50,738
1,100		Whole Foods Market, Inc.	71,500
1,550		WM Wrigley Jr. Co.	70,866
			1,171,370

See Accompanying Notes to Financial Statements

100

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.1%
700		International Paper Co.	$23,786
1,300		Louisiana-Pacific Corp.	31,538
1,500		MeadWestvaco Corp.	41,100
300		Plum Creek Timber Co., Inc.	10,725
1,100		Temple-Inland, Inc.	47,311
1,900		Weyerhaeuser Co.	121,524
			275,984
		Gas: 0.1%
350		Nicor, Inc.	14,343
3,350		Sempra Energy	150,650
			164,993
		Hand/Machine Tools: 0.0%
600		Black & Decker Corp.	52,176
300		Snap-On, Inc.	12,564
800		Stanley Works	38,840
			103,580
		Healthcare-Products: 0.8%
450		Bausch & Lomb, Inc.	22,118
4,850		Baxter International, Inc.	182,845
1,920		Becton Dickinson & Co.	116,026
1,050		CR Bard, Inc.	77,711
22,250		Johnson & Johnson	1,339,895
2,700	@	St. Jude Medical, Inc.	92,070
2,200		Stryker Corp.	96,580
1,900	@	Zimmer Holdings, Inc.	115,045
			2,042,290
		Healthcare-Services: 0.7%
6,060		Aetna, Inc.	233,068
1,665	@	Coventry Health Care, Inc.	86,996
2,050	@	Humana, Inc.	103,792
1,050	@	Laboratory Corp. of America Holdings	62,328
700		Quest Diagnostics	39,018
17,160		UnitedHealth Group, Inc.	754,354
8,340	@	WellPoint, Inc.	596,977
			1,876,533
		Home Builders: 0.0%
200		Lennar Corp.	9,582
			9,582
		Home Furnishings: 0.0%
400		Harman International Industries, Inc.	33,892
300		Whirlpool Corp.	26,976
			60,868
		Household Products/Wares: 0.1%
200		Avery Dennison Corp.	11,878
300		Clorox Co.	18,957
1,150		Fortune Brands, Inc.	85,100
3,800		Kimberly-Clark Corp.	230,546
			346,481
		Housewares: 0.0%
2,200		Newell Rubbermaid, Inc.	58,212
			58,212
		Insurance: 1.7%
2,320	@@	ACE Ltd.	$120,106
3,950		Aflac, Inc.	184,860
5,010		Allstate Corp.	275,600
1,000		AMBAC Financial Group, Inc.	80,150
19,200		American International Group, Inc.	1,167,360
2,600		AON Corp.	92,690
4,980		Chubb Corp.	251,639
1,220		Cigna Corp.	113,143
1,364		Cincinnati Financial Corp.	62,526
2,800		Genworth Financial, Inc.	93,772
3,050		Hartford Financial Services Group, Inc.	268,217
3,582		Lincoln National Corp.	201,237
470		Loews Corp.	15,971
1,050		MBIA, Inc.	59,987
7,610		Metlife, Inc.	391,687
750		MGIC Investment Corp.	49,403
2,950		Principal Financial Group	161,218
6,440		Progressive Corp.	176,134
5,360		Prudential Financial, Inc.	408,164
1,180		Safeco Corp.	65,337
5,010		St. Paul Cos.	220,540
750		Torchmark Corp.	44,160
2,200		UnumProvident Corp.	39,512
			4,543,413
		Internet: 0.4%
3,900	@	Amazon.com, Inc.	134,979
8,650	@	eBay, Inc.	283,807
1,500	@	Google, Inc.	557,730
950	@	Monster Worldwide, Inc.	46,427
8,088	@	Symantec Corp.	126,173
400	@	VeriSign, Inc.	8,980
			1,158,096
		Iron/Steel: 0.1%
1,760		Nucor Corp.	185,275
900		United States Steel Corp.	59,742
			245,017
		Leisure Time: 0.1%
900		Brunswick Corp.	32,337
3,250		Carnival Corp.	129,708
2,450		Harley-Davidson, Inc.	122,133
200		Sabre Holdings Corp.	4,280
			288,458
		Lodging: 0.2%
1,300		Harrah’s Entertainment, Inc.	98,852
2,500		Hilton Hotels Corp.	68,650
1,700		Marriott International, Inc.	122,961
1,650		Starwood Hotels & Resorts	100,815
			391,278
		Machinery-Construction & Mining: 0.1%
5,000		Caterpillar, Inc.	364,750
			364,750
		Machinery-Diversified: 0.1%
400		Cummins, Inc.	44,084
400		Deere & Co.	34,240
1,510		Rockwell Automation, Inc.	103,103
			181,427

See Accompanying Notes to Financial Statements

101

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Media: 0.9%
7,750		CBS Corp. - Class B	$200,803
800		Clear Channel Communications, Inc.	24,640
15,800	@	Comcast Corp.	507,654
600		EW Scripps Co.	27,768
400		Gannett Co., Inc.	21,604
4,750		McGraw-Hill Cos., Inc.	245,100
500		Meredith Corp.	25,025
1,300		New York Times Co.	31,408
18,900		News Corp., Inc.	360,423
6,700		Time Warner, Inc.	115,307
1,700	@	Univision Communications, Inc.	61,115
6,050	@	Viacom, Inc. - Class B	228,388
16,400		Walt Disney Co.	500,200
			2,349,435
		Mining: 0.1%
1,300		Alcoa, Inc.	41,236
2,400		Freeport-McMoRan Copper & Gold, Inc.	134,376
700		Newmont Mining Corp.	36,505
1,800		Phelps Dodge Corp.	154,242
			366,359
		Miscellaneous Manufacturing: 1.7%
5,750		3M Co.	481,045
700	@	Cooper Industries Ltd.	62,342
2,250		Danaher Corp.	144,248
1,450		Dover Corp.	70,818
2,100		Eastman Kodak Co.	50,631
1,350		Eaton Corp.	99,279
78,050		General Electric Co.	2,673,993
6,600		Honeywell International, Inc.	271,788
3,700		Illinois Tool Works, Inc.	183,705
2,500	@@	Ingersoll-Rand Co.	109,025
1,800		ITT Industries, Inc.	93,870
1,300		Leggett & Platt, Inc.	33,007
1,100		Parker Hannifin Corp.	85,822
1,250		Textron, Inc.	113,663
3,000	@@	Tyco International Ltd.	81,330
			4,554,566
		Office/Business Equipment: 0.1%
1,550		Pitney Bowes, Inc.	63,209
7,800	@	Xerox Corp.	107,094
			170,303
		Oil & Gas: 3.3%
3,100		Anadarko Petroleum Corp.	153,977
2,150		Apache Corp.	139,492
20,293		ChevronTexaco Corp.	1,213,318
15,364		ConocoPhillips	972,388
3,100		Devon Energy Corp.	177,816
1,700		EOG Resources, Inc.	111,622
70,050		ExxonMobil Corp.	4,266,716
500		Hess Corp.	75,000
800		Kerr-McGee Corp.	85,480
4,200		Marathon Oil Corp.	315,210
1,200		Murphy Oil Corp.	63,276
2,300	@,@@	Nabors Industries Ltd.	82,593
4,950		Occidental Petroleum Corp.	490,496
600		Rowan Cos., Inc.	23,892
1,700		Sunoco, Inc.	116,603
7,350		Valero Energy Corp.	$450,923
2,500		XTO Energy, Inc.	103,050
			8,841,852
		Oil & Gas Services: 0.4%
2,300		Baker Hughes, Inc.	198,490
3,550		Halliburton Co.	264,795
8,000		Schlumberger Ltd.	524,560
			987,845
		Packaging & Containers: 0.0%
950		Ball Corp.	35,549
1,500	@	Pactiv Corp.	37,005
700		Sealed Air Corp.	36,099
			108,653
		Pharmaceuticals: 1.8%
12,000		Abbott Laboratories	512,400
1,050		Allergan, Inc.	99,561
3,080		AmerisourceBergen Corp.	134,257
800	@	Barr Pharmaceuticals, Inc.	42,160
2,900		Bristol-Myers Squibb Co.	71,195
4,200		Cardinal Health, Inc.	281,022
3,460		Caremark Rx, Inc.	165,976
1,300	@	Express Scripts, Inc.	95,264
2,400	@	Forest Laboratories, Inc.	89,952
3,400	@	Gilead Sciences, Inc.	194,922
1,900	@	Hospira, Inc.	85,139
2,950	@	King Pharmaceuticals, Inc.	52,451
2,099	@	Medco Health Solutions, Inc.	113,136
27,550		Merck & Co., Inc.	917,140
1,700		Mylan Laboratories	35,547
55,200		Pfizer, Inc.	1,306,032
11,450		Schering-Plough Corp.	218,237
1,050	@	Watson Pharmaceuticals, Inc.	26,597
10,100		Wyeth	461,974
			4,902,962
		Pipelines: 0.0%
600		Kinder Morgan, Inc.	60,288
850		Williams Cos., Inc.	19,210
			79,498
		Real Estate Investment Trusts: 0.1%
900		Apartment Investment & Management Co.	38,925
400		Archstone-Smith Trust	19,340
1,500		Kimco Realty Corp.	53,775
800		Public Storage, Inc.	57,344
1,700		Simon Property Group LP	135,371
			304,755
		Retail: 2.1%
1,500	@	Autonation, Inc.	32,535
300	@	Autozone, Inc.	27,219
1,950	@	Bed Bath & Beyond, Inc.	68,582
4,165		Best Buy Co., Inc.	220,745
2,200		Circuit City Stores, Inc.	66,110
4,850		Costco Wholesale Corp.	256,711
5,800		CVS Corp.	161,820
1,750		Darden Restaurants, Inc.	61,968
2,200		Dollar General Corp.	35,860
650		Family Dollar Stores, Inc.	16,237
2,006		Federated Department Stores	146,097

See Accompanying Notes to Financial Statements

102

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
4,550		Gap, Inc.	$82,810
15,840		Home Depot, Inc.	603,821
2,550		JC Penney Co., Inc.	154,938
2,600	@	Kohl’s Corp.	139,594
2,650		Limited Brands	71,974
5,800		Lowe’s Cos., Inc.	361,224
15,950		McDonald’s Corp.	529,062
1,600		Nordstrom, Inc.	58,928
3,000	@	Office Depot, Inc.	124,710
890	@	Sears Holding Corp.	135,164
8,350		Staples, Inc.	196,142
7,700	@	Starbucks Corp.	274,505
6,450		Target Corp.	315,534
500		Tiffany & Co.	17,095
3,450		TJX Cos., Inc.	81,800
18,150		Wal-Mart Stores, Inc.	879,368
7,520		Walgreen Co.	305,312
900		Wendy’s International, Inc.	54,252
2,750		Yum! Brands, Inc.	138,600
			5,618,717
		Savings & Loans: 0.1%
1,900		Golden West Financial Corp.	138,890
500		Sovereign Bancorp, Inc.	11,150
1,462		Washington Mutual, Inc.	67,120
			217,160
		Semiconductors: 0.9%
4,800	@	Advanced Micro Devices, Inc.	148,272
2,800	@	Altera Corp.	54,768
3,650		Analog Devices, Inc.	123,115
12,550		Applied Materials, Inc.	212,221
675	@	Broadcom Corp.	22,822
5,177	@	Freescale Semiconductor, Inc.	161,574
42,530		Intel Corp.	766,391
350		KLA-Tencor Corp.	14,364
2,200		Linear Technology Corp.	74,250
2,700	@	LSI Logic Corp.	26,271
2,200		Maxim Integrated Products	67,606
4,600	@	Micron Technology, Inc.	76,176
4,100		National Semiconductor Corp.	105,288
100	@	Novellus Systems, Inc.	2,316
2,700	@	Nvidia Corp.	62,046
1,900	@	QLogic Corp.	33,972
11,900		Texas Instruments, Inc.	371,637
2,600		Xilinx, Inc.	67,600
			2,390,689
		Software: 1.2%
3,890	@	Adobe Systems, Inc.	111,371
2,420	@	Autodesk, Inc.	88,064
4,250		Automatic Data Processing, Inc.	193,248
2,450	@	BMC Software, Inc.	49,368
3,750		CA, Inc.	81,488
2,100	@	Citrix Systems, Inc.	78,918
3,850	@	Compuware Corp.	28,336
2,200	@	Electronic Arts, Inc.	92,554
5,717		First Data Corp.	263,611
1,600	@	Fiserv, Inc.	69,040
1,550		IMS Health, Inc.	41,819
1,300	@	Intuit, Inc.	71,877
65,900		Microsoft Corp.	1,492,635
2,400	@	Novell, Inc.	18,552
28,820	@	Oracle Corp.	$409,820
1,472	@	Parametric Technology Corp.	19,636
			3,110,337
		Telecommunications: 2.1%
2,800		Alltel Corp.	173,180
28,912		AT&T, Inc.	753,447
3,100	@	Avaya, Inc.	36,611
18,400		BellSouth Corp.	621,368
1,300		CenturyTel, Inc.	46,475
62,350	@	Cisco Systems, Inc.	1,227,048
2,500		Citizens Communications Co.	31,700
350	@	Comverse Technology, Inc.	7,882
11,250	@	Corning, Inc.	272,813
1,275	@	Embarq Corp.	53,129
25,090		Motorola, Inc.	529,148
12,650		Qualcomm, Inc.	571,907
22,600		Sprint Corp. - FON Group	479,346
2,700	@	Tellabs, Inc.	38,610
21,300		Verizon Communications, Inc.	664,773
			5,507,437
		Textiles: 0.0%
1,350		Cintas Corp.	57,186
			57,186
		Toys/Games/Hobbies: 0.0%
1,700		Hasbro, Inc.	31,518
3,100		Mattel, Inc.	52,111
			83,629
		Transportation: 0.7%
3,150		Burlington Northern Santa Fe Corp.	243,842
1,590		CSX Corp.	106,403
2,300		FedEx Corp.	251,321
5,200		Norfolk Southern Corp.	274,352
1,950		Union Pacific Corp.	180,960
8,600		United Parcel Service, Inc.	692,730
			1,749,608
		Total Common Stock (Cost $85,952,508)	89,232,724

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 61.6%

	Federal Agricultural Mortgage Corp.: 16.9%
$50,000,000	5.350%, due 04/22/08	45,306,150
	Federal National Mortgage Association: 39.1%
115,000,000	5.350%, due 04/22/08	104,204,145
	Financing Corp. STRIP: 5.6%
16,301,000	5.360%, due 04/06/08	14,801,536
	Total U.S. Government Agency Obligations (Cost $170,564,618)	164,311,831

See Accompanying Notes to Financial Statements

103

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount		Value
U.S. TREASURY OBLIGATIONS: 4.2%

	U.S. Treasury STRIP: 4.2%
$12,192,000	5.050%, due 02/15/08	$11,208,996
	Total U.S. Treasury Obligations (Cost $11,227,437)	11,208,996
	Total Long-Term Investments (Cost $267,744,563)	264,753,551

SHORT-TERM INVESTMENTS: 1.0%

	Repurchase Agreement: 1.0%
2,641,000	Morgan Stanley Repurchase agreement dated 05/31/2006, 5.020%, due 06/01/06, $2,641,368 to be received upon repurchase (Collateralized by $2,883,000 Federal National Mortgage Associaion, 4.375%, Market Value plus accrued interest $2,694,597, due 10/15/15)		2,641,000
	Total Short-Term Investments (Cost $2,641,000)		2,641,000

	Total Investments in Securities (Cost $270,385,563)*	100.3%	$267,394,551
	Other Assets and Liabilities-Net	(0.3)	(849,959)
	Net Assets	100.0%	$266,544,592

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $271,950,684.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$5,131,706
	Gross Unrealized Depreciation	(9,687,839)
	Net Unrealized Depreciation	$(4,556,133)

See Accompanying Notes to Financial Statements

104

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 33.3%

		Advertising: 0.1%
950		Omnicom Group	$90,355
			90,355
		Aerospace/Defense: 0.9%
5,100		Boeing Co.	424,575
2,000		General Dynamics Corp.	127,280
400		Goodrich Corp.	17,052
450		L-3 Communications Holdings, Inc.	32,832
2,270		Lockheed Martin Corp.	164,552
1,365		Northrop Grumman Corp.	88,288
2,270		Raytheon Co.	104,080
600		Rockwell Collins, Inc.	32,760
3,750		United Technologies Corp.	234,450
			1,225,869
		Agriculture: 0.6%
7,450		Altria Group, Inc.	539,008
4,150		Archer-Daniels-Midland Co.	172,516
1,160		Monsanto Co.	97,626
470		Reynolds America, Inc.	51,672
			860,822
		Airlines: 0.1%
3,500		Southwest Airlines Co.	56,350
			56,350
		Apparel: 0.2%
2,510	@	Coach, Inc.	72,991
500		Jones Apparel Group, Inc.	16,220
639		Liz Claiborne, Inc.	24,710
930		Nike, Inc.	74,688
510		VF Corp.	32,094
			220,703
		Auto Manufacturers: 0.1%
11,650		Ford Motor Co.	83,414
600		Paccar, Inc.	46,110
			129,524
		Auto Parts & Equipment: 0.1%
1,100	@	Goodyear Tire & Rubber Co.	13,992
700		Johnson Controls, Inc.	59,619
			73,611
		Banks: 2.1%
1,150		AmSouth Bancorp	30,820
17,371		Bank of America Corp.	840,756
2,950		Bank of New York	98,029
2,034		BB&T Corp.	84,553
1,050		Comerica, Inc.	57,488
450		Compass Bancshares, Inc.	25,043
250		First Horizon National Corp.	9,990
1,050		Huntington Bancshares, Inc.	24,696
1,450		Keycorp	51,794
300		M&T Bank Corp.	34,530
950		Marshall & Ilsley Corp.	43,073
1,550		Mellon Financial Corp.	56,079
3,470		National City Corp.	127,974
750		Northern Trust Corp.	41,940
1,100		PNC Financial Services Group, Inc.	75,801
1,700		Regions Financial Corp.	$57,545
1,400		State Street Corp.	86,940
1,350		SunTrust Banks, Inc.	102,209
244		Synovus Financial Corp.	6,420
7,050		US Bancorp.	217,634
5,974		Wachovia Corp.	319,609
6,150		Wells Fargo & Co.	408,176
400		Zions Bancorporation	32,412
			2,833,511
		Beverages: 0.9%
2,950		Anheuser-Busch Cos., Inc.	134,638
380		Brown-Forman Corp.	28,994
10,250		Coca-Cola Co.	451,308
1,350		Coca-Cola Enterprises, Inc.	26,541
900	@	Constellation Brands, Inc.	22,230
600		Pepsi Bottling Group, Inc.	18,804
8,170		PepsiCo, Inc.	493,958
			1,176,473
		Biotechnology: 0.3%
4,300	@	Amgen, Inc.	290,637
1,200	@	Biogen Idec, Inc.	55,956
200	@	Genzyme Corp.	11,900
200	@	Millipore Corp.	13,880
			372,373
		Building Materials: 0.1%
600		American Standard Cos., Inc.	25,494
1,650		Masco Corp.	51,183
400		Vulcan Materials Co.	31,220
			107,897
		Chemicals: 0.5%
1,000		Air Products & Chemicals, Inc.	64,850
3,950		Dow Chemical Co.	157,487
100		Eastman Chemical Co.	5,638
1,000		Ecolab, Inc.	38,710
3,500		EI DuPont de Nemours & Co.	148,855
450		Engelhard Corp.	17,519
400		International Flavors & Fragrances, Inc.	14,236
800		PPG Industries, Inc.	51,472
1,350		Praxair, Inc.	71,145
600		Rohm & Haas Co.	30,246
400		Sherwin-Williams Co.	19,348
			619,506
		Commercial Services: 0.3%
500	@	Apollo Group, Inc.	26,155
3,750		Cendant Corp.	60,638
850		Equifax, Inc.	30,668
1,300		H&R Block, Inc.	29,575
1,980		McKesson Corp.	98,010
1,000		Moody’s Corp.	52,300
1,400		Paychex, Inc.	51,394
900		Robert Half International, Inc.	36,936
850		RR Donnelley & Sons Co.	27,353
			413,029
		Computers: 1.5%
500	@	Affiliated Computer Services, Inc.	24,960
3,080	@	Apple Computer, Inc.	184,092

See Accompanying Notes to Financial Statements

105

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers (continued)
650	@	Computer Sciences Corp.	$36,563
8,750	@	Dell, Inc.	222,075
1,950		Electronic Data Systems Corp.	47,814
8,900	@	EMC Corp.	113,920
17,300		Hewlett-Packard Co.	560,174
9,000		International Business Machines Corp.	719,100
150	@	Lexmark International, Inc.	8,588
700	@	NCR Corp.	27,356
1,450	@	Network Appliance, Inc.	46,400
700	@	Sandisk Corp.	39,389
1,200	@	Unisys Corp.	7,896
			2,038,327
		Cosmetics/Personal Care: 0.8%
350		Alberto-Culver Co.	16,279
1,700		Avon Products, Inc.	53,890
1,950		Colgate-Palmolive Co.	117,663
400		Estee Lauder Cos., Inc.	16,376
16,383		Procter & Gamble Co.	888,778
			1,092,986
		Distribution/Wholesale: 0.1%
1,029		Genuine Parts Co.	44,309
350		WW Grainger, Inc.	25,256
			69,565
		Diversified Financial Services: 3.1%
4,800		American Express Co.	260,928
1,140		Ameriprise Financial, Inc.	52,178
1,150		Capital One Financial Corp.	95,186
3,900		Charles Schwab Corp.	64,974
1,000		CIT Group, Inc.	51,400
18,700		Citigroup, Inc.	921,910
2,198		Countrywide Financial Corp.	84,139
1,400	@	E*Trade Financial Corp.	33,978
3,550		Fannie Mae	176,613
350		Federated Investors, Inc.	11,242
550		Franklin Resources, Inc.	49,473
2,600		Freddie Mac	156,104
2,700		Goldman Sachs Group, Inc.	407,565
800		Janus Capital Group, Inc.	14,408
13,000		JPMorgan Chase & Co.	554,320
400		Legg Mason, Inc.	38,372
3,520		Lehman Brothers Holdings, Inc.	234,467
3,500		Merrill Lynch & Co., Inc.	253,435
6,700		Morgan Stanley	399,454
1,600		SLM Corp.	86,016
450		T. Rowe Price Group, Inc.	35,595
750		The Bear Stearns Cos., Inc.	100,313
			4,082,070
		Electric: 0.8%
2,220	@	AES Corp.	40,848
650	@	Allegheny Energy, Inc.	23,706
2,350		American Electric Power Co., Inc.	80,535
1,150		CenterPoint Energy Resources Corp.	13,789
1,500	@	CMS Energy Corp.	19,260
1,050		Consolidated Edison, Inc.	46,305
650		Constellation Energy Group, Inc.	33,605
400		Dominion Resources, Inc.	$29,032
700		DTE Energy Co.	28,294
5,798		Duke Energy Corp.	163,620
1,220		Edison International	47,873
400		Exelon Corp.	22,644
1,900		FirstEnergy Corp.	99,598
1,850		FPL Group, Inc.	73,686
1,500		Pacific Gas & Electric Co.	59,520
400		Pinnacle West Capital Corp.	15,756
1,400		PPL Corp.	41,678
300		Progress Energy, Inc.	12,612
950		Public Service Enterprise Group, Inc.	60,544
700		Southern Co.	22,379
1,350		TECO Energy, Inc.	20,277
2,260		TXU Corp.	129,498
1,900		Xcel Energy, Inc.	35,663
			1,120,722
		Electrical Components & Equipment: 0.1%
2,050		Emerson Electric Co.	169,166
500		Molex, Inc.	17,750
			186,916
		Electronics: 0.2%
2,500	@	Agilent Technologies, Inc.	87,225
1,200		Applera Corp. - Applied Biosystems Group	35,520
700		Jabil Circuit, Inc.	24,374
900		PerkinElmer, Inc.	18,774
2,000	@	Sanmina-SCI Corp.	9,400
4,530	@	Solectron Corp.	16,127
600	@	Thermo Electron Corp.	22,044
450	@	Waters Corp.	18,743
			232,207
		Engineering & Construction: 0.0%
500		Fluor Corp.	43,830
			43,830
		Entertainment: 0.1%
1,350		International Game Technology	50,261
			50,261
		Environmental Control: 0.1%
1,900		Waste Management, Inc.	69,578
			69,578
		Food: 0.4%
1,300		Albertson’s, Inc.	33,293
750		Campbell Soup Co.	26,393
1,950		ConAgra Foods, Inc.	44,070
500	@	Dean Foods Co.	17,850
1,700		General Mills, Inc.	88,213
1,400		HJ Heinz Co.	59,290
950		Kellogg Co.	44,745
2,450		Kroger Co.	49,270
900		McCormick & Co., Inc.	31,005
1,550		Safeway, Inc.	36,549
2,863		Sara Lee Corp.	48,585
1,000		Supervalu, Inc.	29,160
400		Whole Foods Market, Inc.	26,000
1,150		WM Wrigley Jr. Co.	52,578
			587,001

See Accompanying Notes to Financial Statements

106

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.1%
400		International Paper Co.	$13,592
700		Louisiana-Pacific Corp.	16,982
1,000		MeadWestvaco Corp.	27,400
150		Plum Creek Timber Co., Inc.	5,363
600		Temple-Inland, Inc.	25,806
1,100		Weyerhaeuser Co.	70,356
			159,499
		Gas: 0.1%
1,600		Sempra Energy	71,952
			71,952
		Hand/Machine Tools: 0.0%
290		Black & Decker Corp.	25,218
100		Snap-On, Inc.	4,188
350		Stanley Works	16,993
			46,399
		Healthcare-Products: 0.8%
300		Bausch & Lomb, Inc.	14,745
2,300		Baxter International, Inc.	86,710
1,190		Becton Dickinson & Co.	71,912
400		CR Bard, Inc.	29,604
11,250		Johnson & Johnson	677,475
1,250	@	St. Jude Medical, Inc.	42,625
1,100		Stryker Corp.	48,290
900	@	Zimmer Holdings, Inc.	54,495
			1,025,856
		Healthcare-Services: 0.7%
2,850		Aetna, Inc.	109,611
1,025	@	Coventry Health Care, Inc.	53,556
1,160	@	Humana, Inc.	58,731
450	@	Laboratory Corp. of America Holdings	26,712
600		Quest Diagnostics	33,444
8,430		UnitedHealth Group, Inc.	370,583
4,150	@	WellPoint, Inc.	297,057
			949,694
		Home Builders: 0.0%
100		Lennar Corp.	4,791
			4,791
		Home Furnishings: 0.1%
300		Harman International Industries, Inc.	25,419
300		Whirlpool Corp.	26,976
			52,395
		Household Products/Wares: 0.1%
100		Avery Dennison Corp.	5,939
100		Clorox Co.	6,319
500		Fortune Brands, Inc.	37,000
1,850		Kimberly-Clark Corp.	112,240
			161,498
		Housewares: 0.0%
1,100		Newell Rubbermaid, Inc.	29,106
			29,106
		Insurance: 1.7%
1,130	@@	ACE Ltd.	$58,500
1,800		Aflac, Inc.	84,240
2,500		Allstate Corp.	137,525
450		AMBAC Financial Group, Inc.	36,068
9,600		American International Group, Inc.	583,680
1,300		AON Corp.	46,345
2,500		Chubb Corp.	126,325
460		Cigna Corp.	42,660
692		Cincinnati Financial Corp.	31,721
1,400		Genworth Financial, Inc.	46,886
1,450		Hartford Financial Services Group, Inc.	127,513
1,588		Lincoln National Corp.	89,214
350		Loews Corp.	11,893
500		MBIA, Inc.	28,565
3,840		Metlife, Inc.	197,645
550		MGIC Investment Corp.	36,229
1,350		Principal Financial Group	73,778
3,400		Progressive Corp.	92,990
2,620		Prudential Financial, Inc.	199,513
800		Safeco Corp.	44,296
2,520		St. Paul Cos.	110,930
350		Torchmark Corp.	20,608
1,150		UnumProvident Corp.	20,654
			2,247,778
		Internet: 0.4%
2,000	@	Amazon.com, Inc.	69,220
4,200	@	eBay, Inc.	137,802
700	@	Google, Inc.	260,274
450	@	Monster Worldwide, Inc.	21,992
4,050	@	Symantec Corp.	63,180
200	@	VeriSign, Inc.	4,490
			556,958
		Iron/Steel: 0.1%
880		Nucor Corp.	92,638
420		United States Steel Corp.	27,880
			120,518
		Leisure Time: 0.1%
400		Brunswick Corp.	14,372
1,850		Carnival Corp.	73,834
1,200		Harley-Davidson, Inc.	59,820
550		Sabre Holdings Corp.	11,770
			159,796
		Lodging: 0.1%
700		Harrah’s Entertainment, Inc.	53,228
1,700		Hilton Hotels Corp.	46,682
590		Marriott International, Inc.	42,675
850		Starwood Hotels & Resorts	51,935
			194,520
		Machinery-Construction & Mining: 0.1%
2,500		Caterpillar, Inc.	182,375
			182,375

See Accompanying Notes to Financial Statements

107

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Diversified: 0.1%
250		Cummins, Inc.	$27,553
200		Deere & Co.	17,120
700		Rockwell Automation, Inc.	47,796
			92,469
		Media: 0.9%
3,825		CBS Corp., - Class B	99,106
400		Clear Channel Communications, Inc.	12,320
7,900	@	Comcast Corp.	253,827
400		EW Scripps Co.	18,512
250		Gannett Co., Inc.	13,503
1,890		McGraw-Hill Cos, Inc.	97,524
300		Meredith Corp.	15,015
700		New York Times Co.	16,912
9,250		News Corp., Inc.	176,398
3,350		Time Warner, Inc.	57,654
1,000	@	Univision Communications, Inc.	35,950
3,025	@	Viacom, Inc. - Class B	114,194
8,200		Walt Disney Co.	250,100
			1,161,015
		Mining: 0.1%
700		Alcoa, Inc.	22,204
1,250		Freeport-McMoRan Copper & Gold, Inc.	69,988
400		Newmont Mining Corp.	20,860
800		Phelps Dodge Corp.	68,552
			181,604
		Miscellaneous Manufacturing: 1.7%
2,750		3M Co.	230,065
400	@	Cooper Industries Ltd.	35,624
1,150		Danaher Corp.	73,727
800		Dover Corp.	39,072
1,100		Eastman Kodak Co.	26,521
600		Eaton Corp.	44,124
38,450		General Electric Co.	1,317,297
3,200		Honeywell International, Inc.	131,776
1,600		Illinois Tool Works, Inc.	79,440
1,200	@@	Ingersoll-Rand Co.	52,332
800		ITT Industries, Inc.	41,720
700		Leggett & Platt, Inc.	17,773
500		Parker Hannifin Corp.	39,010
500		Textron, Inc.	45,465
1,500	@@	Tyco International Ltd.	40,665
			2,214,611
		Office/Business Equipment: 0.1%
850		Pitney Bowes, Inc.	34,663
3,200	@	Xerox Corp.	43,936
			78,599
		Oil & Gas: 3.3%
1,500		Anadarko Petroleum Corp.	74,505
1,100		Apache Corp.	71,368
10,071		ChevronTexaco Corp.	602,145
8,832		ConocoPhillips	558,977
1,500		Devon Energy Corp.	86,040
900		EOG Resources, Inc.	59,094
34,800		ExxonMobil Corp.	2,119,632
250		Hess Corp.	37,500
500		Kerr-McGee Corp.	53,425
2,100		Marathon Oil Corp.	$157,605
500		Murphy Oil Corp.	26,365
900	@,@@	Nabors Industries Ltd.	32,319
2,450		Occidental Petroleum Corp.	242,771
400		Rowan Cos., Inc.	15,928
700		Sunoco, Inc.	48,013
3,400		Valero Energy Corp.	208,590
1,200		XTO Energy, Inc.	49,464
			4,443,741
		Oil & Gas Services: 0.4%
1,200		Baker Hughes, Inc.	103,560
1,750		Halliburton Co.	130,533
4,000		Schlumberger Ltd.	262,280
			496,373
		Packaging & Containers: 0.1%
700		Ball Corp.	26,194
400		Sealed Air Corp.	20,628
			46,822
		Pharmaceuticals: 1.8%
5,800		Abbott Laboratories	247,660
450		Allergan, Inc.	42,669
1,520		AmerisourceBergen Corp.	66,257
400	@	Barr Pharmaceuticals, Inc.	21,080
1,400		Bristol-Myers Squibb Co.	34,370
2,100		Cardinal Health, Inc.	140,511
1,680		Caremark Rx, Inc.	80,590
600	@	Express Scripts, Inc.	43,968
1,250	@	Forest Laboratories, Inc.	46,850
1,650	@	Gilead Sciences, Inc.	94,595
1,070	@	Hospira, Inc.	47,947
1,610	@	King Pharmaceuticals, Inc.	28,626
1,191	@	Medco Health Solutions, Inc.	64,195
13,600		Merck & Co., Inc.	452,744
900		Mylan Laboratories	18,819
27,600		Pfizer, Inc.	653,016
5,600		Schering-Plough Corp.	106,736
450	@	Watson Pharmaceuticals, Inc.	11,399
4,900		Wyeth	224,126
			2,426,158
		Pipelines: 0.0%
350		Kinder Morgan, Inc.	35,168
350		Williams Cos., Inc.	7,910
			43,078
		Real Estate Investment Trusts: 0.1%
350		Apartment Investment & Management Co.	15,138
200		Archstone-Smith Trust	9,670
700		Kimco Realty Corp.	25,095
400		Public Storage, Inc.	28,672
700		Simon Property Group LP	55,741
			134,316
		Retail: 2.1%
900	@	Autonation, Inc.	19,521
300	@	Autozone, Inc.	27,219
1,100	@	Bed Bath & Beyond, Inc.	38,687
2,140		Best Buy Co., Inc.	113,420
650		Circuit City Stores, Inc.	19,533
2,300		Costco Wholesale Corp.	121,739

See Accompanying Notes to Financial Statements

108

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
2,800		CVS Corp.	$78,120
950		Darden Restaurants, Inc.	33,640
1,200		Dollar General Corp.	19,560
350		Family Dollar Stores, Inc.	8,743
1,036		Federated Department Stores	75,452
2,200		Gap, Inc.	40,040
7,870		Home Depot, Inc.	300,004
1,300		JC Penney Co., Inc.	78,988
1,250	@	Kohl’s Corp.	67,113
1,300		Limited Brands	35,308
2,850		Lowe’s Cos., Inc.	177,498
7,950		McDonald’s Corp.	263,702
800		Nordstrom, Inc.	29,464
1,850	@	Office Depot, Inc.	76,905
430	@	Sears Holding Corp.	65,304
4,525		Staples, Inc.	106,292
3,850	@	Starbucks Corp.	137,253
3,250		Target Corp.	158,990
300		Tiffany & Co.	10,257
1,600		TJX Cos., Inc.	37,936
8,950		Wal-Mart Stores, Inc.	433,628
3,710		Walgreen Co.	150,626
400		Wendy’s International, Inc.	24,112
1,400		Yum! Brands, Inc.	70,560
			2,819,614
		Savings & Loans: 0.1%
1,200		Golden West Financial Corp.	87,720
300		Sovereign Bancorp, Inc.	6,690
691		Washington Mutual, Inc.	31,724
			126,134
		Semiconductors: 0.9%
2,400	@	Advanced Micro Devices, Inc.	74,136
1,500	@	Altera Corp.	29,340
1,850		Analog Devices, Inc.	62,401
5,850		Applied Materials, Inc.	98,924
400	@	Broadcom Corp.	13,524
2,594	@	Freescale Semiconductor, Inc.	80,959
21,200		Intel Corp.	382,024
150		KLA-Tencor Corp.	6,156
1,100		Linear Technology Corp.	37,125
1,500	@	LSI Logic Corp.	14,595
1,150		Maxim Integrated Products	35,340
2,300	@	Micron Technology, Inc.	38,088
2,000		National Semiconductor Corp.	51,360
700	@	Novellus Systems, Inc.	16,212
1,500	@	Nvidia Corp.	34,470
900	@	QLogic Corp.	16,092
5,900		Texas Instruments, Inc.	184,257
1,200		Xilinx, Inc.	31,200
			1,206,203
		Software: 1.1%
1,870	@	Adobe Systems, Inc.	53,538
880	@	Autodesk, Inc.	32,023
2,200		Automatic Data Processing, Inc.	100,034
1,450	@	BMC Software, Inc.	29,218
1,850		CA, Inc.	40,201
600	@	Citrix Systems, Inc.	22,548
2,840	@	Compuware Corp.	20,902
1,150	@	Electronic Arts, Inc.	48,381
2,749		First Data Corp.	126,756
900	@	Fiserv, Inc.	$38,835
200		IMS Health, Inc.	5,396
650	@	Intuit, Inc.	35,939
32,700		Microsoft Corp.	740,655
1,450	@	Novell, Inc.	11,209
14,280	@	Oracle Corp.	203,062
696	@	Parametric Technology Corp.	9,285
			1,517,982
		Telecommunications: 2.0%
1,400		Alltel Corp.	86,590
14,386		AT&T, Inc.	374,899
1,450	@	Avaya, Inc.	17,125
9,100		BellSouth Corp.	307,307
500		CenturyTel, Inc.	17,875
31,000	@	Cisco Systems, Inc.	610,080
1,200		Citizens Communications Co.	15,216
200	@	Comverse Technology, Inc.	4,504
5,600	@	Corning, Inc.	135,800
548	@	Embarq Corp.	22,835
12,420		Motorola, Inc.	261,938
6,050		Qualcomm, Inc.	273,521
10,968		Sprint Corp. - FON Group	232,631
1,900	@	Tellabs, Inc.	27,170
10,850		Verizon Communications, Inc.	338,629
			2,726,120
		Textiles: 0.0%
650		Cintas Corp.	27,534
			27,534
		Toys/Games/Hobbies: 0.0%
1,000		Hasbro, Inc.	18,540
1,500		Mattel, Inc.	25,215
			43,755
		Transportation: 0.6%
1,450		Burlington Northern Santa Fe Corp.	112,245
780		CSX Corp.	52,198
1,200		FedEx Corp.	131,124
2,550		Norfolk Southern Corp.	134,538
1,000		Union Pacific Corp.	92,800
4,150		United Parcel Service, Inc.	334,283
			857,188
		Total Common Stock (Cost $42,749,810)	44,359,937

Principal Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 57.2%

	Federal Home Loan Mortgage Corporation: 33.5%
$49,500,000	5.370%, due 06/26/08	44,420,706
	Federal National Mortgage Association: 23.7%
35,000,000	5.430%, due 05/15/08	31,595,270
	Total U.S. Government Agency Obligations (Cost $80,144,197)	76,015,976

See Accompanying Notes to Financial Statements

109

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount		Value
U.S. TREASURY OBLIGATIONS: 8.6%

	U.S. Treasury STRIP: 8.6%
$12,668,000	5.090%, due 05/15/08	$11,495,222
	Total U.S. Treasury Obligations (Cost $11,502,811)	11,495,222
	Total Long-Term Investments (Cost $134,396,818)	131,871,135

SHORT-TERM INVESTMENTS: 0.4%

	Repurchase Agreement: 0.4%
567,000	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $567,079 to be received upon repurchase (Collateralized by $590,000 Federal National Mortgage Association, 5.200%, Market Value plus accrued interest $584,402 due 11/08/10).		567,000

	Total Short-Term Investments (Cost $567,000)		567,000
	Total Investments in Securities (Cost $134,963,818)*	99.5%	$132,438,135
	Other Assets and Liabilities-Net	0.5	610,096
	Net Assets	100.0%	$133,048,231

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $135,792,312.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$2,416,300
	Gross Unrealized Depreciation	(5,770,477)
	Net Unrealized Depreciation	$(3,354,177)

See Accompanying Notes to Financial Statements

110

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 34.2%

		Advertising: 0.1%
470		Omnicom Group	$44,702
			44,702
		Aerospace/Defense: 1.0%
3,220		Boeing Co.	268,065
1,380		General Dynamics Corp.	87,823
400		Goodrich Corp.	17,052
350		L-3 Communications Holdings, Inc.	25,536
1,390		Lockheed Martin Corp.	100,761
997		Northrop Grumman Corp.	64,486
1,454		Raytheon Co.	66,666
520		Rockwell Collins, Inc.	28,392
2,350		United Technologies Corp.	146,922
			805,703
		Agriculture: 0.7%
4,890		Altria Group, Inc.	353,792
2,600		Archer-Daniels-Midland Co.	108,082
650		Monsanto Co.	54,704
370		Reynolds America, Inc.	40,678
			557,256
		Airlines: 0.0%
2,050		Southwest Airlines Co.	33,005
			33,005
		Apparel: 0.2%
1,410	@	Coach, Inc.	41,003
520		Jones Apparel Group, Inc.	16,869
510		Liz Claiborne, Inc.	19,722
470		Nike, Inc.	37,746
260		VF Corp.	16,362
			131,702
		Auto Manufacturers: 0.1%
6,980		Ford Motor Co.	49,977
500		Paccar, Inc.	38,425
			88,402
		Auto Parts & Equipment: 0.1%
450	@	Goodyear Tire & Rubber Co.	5,724
470		Johnson Controls, Inc.	40,030
			45,754
		Banks: 2.2%
980		AmSouth Bancorp	26,264
11,183		Bank of America Corp.	541,257
1,940		Bank of New York	64,466
1,421		BB&T Corp.	59,071
590		Comerica, Inc.	32,303
350		Compass Bancshares, Inc.	19,478
310		First Horizon National Corp.	12,388
480		Huntington Bancshares, Inc.	11,290
950		Keycorp	33,934
200		M&T Bank Corp.	23,020
470		Marshall & Ilsley Corp.	21,310
1,290		Mellon Financial Corp.	46,672
2,230		National City Corp.	82,242
510		Northern Trust Corp.	28,519
610		PNC Financial Services Group, Inc.	42,035
1,100		Regions Financial Corp.	$37,235
800		State Street Corp.	49,680
820		SunTrust Banks, Inc.	62,082
138		Synovus Financial Corp.	3,631
4,190		US Bancorp.	129,345
3,873		Wachovia Corp.	207,206
4,060		Wells Fargo & Co.	269,462
290		Zions Bancorporation	23,499
			1,826,389
		Beverages: 0.9%
1,960		Anheuser-Busch Cos., Inc.	89,454
270		Brown-Forman Corp.	20,601
6,640		Coca-Cola Co.	292,359
940		Coca-Cola Enterprises, Inc.	18,480
500	@	Constellation Brands, Inc.	12,350
520		Pepsi Bottling Group, Inc.	16,297
5,260		PepsiCo, Inc.	318,020
			767,561
		Biotechnology: 0.3%
2,920	@	Amgen, Inc.	197,363
800	@	Biogen Idec, Inc.	37,304
200	@	Genzyme Corp.	11,900
150	@	Millipore Corp.	10,410
			256,977
		Building Materials: 0.1%
470		American Standard Cos., Inc.	19,970
1,220		Masco Corp.	37,844
310		Vulcan Materials Co.	24,196
			82,010
		Chemicals: 0.5%
600		Air Products & Chemicals, Inc.	38,910
2,330		Dow Chemical Co.	92,897
50		Eastman Chemical Co.	2,819
550		Ecolab, Inc.	21,291
2,300		EI DuPont de Nemours & Co.	97,819
360		Engelhard Corp.	14,015
270		International Flavors & Fragrances, Inc.	9,609
450		PPG Industries, Inc.	28,953
910		Praxair, Inc.	47,957
430		Rohm & Haas Co.	21,676
300		Sherwin-Williams Co.	14,511
			390,457
		Commercial Services: 0.3%
500	@	Apollo Group, Inc.	26,155
2,330		Cendant Corp.	37,676
470		Equifax, Inc.	16,958
920		H&R Block, Inc.	20,930
1,290		McKesson Corp.	63,855
460		Moody’s Corp.	24,058
970		Paychex, Inc.	35,609
500		Robert Half International, Inc.	20,520
600		RR Donnelley & Sons Co.	19,308
			265,069
		Computers: 1.6%
400	@	Affiliated Computer Services, Inc.	19,968
2,060	@	Apple Computer, Inc.	123,126

See Accompanying Notes to Financial Statements

111

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers (continued)
450	@	Computer Sciences Corp.	$25,313
5,650	@	Dell, Inc.	143,397
1,350		Electronic Data Systems Corp.	33,102
5,790	@	EMC Corp.	74,112
11,060		Hewlett-Packard Co.	358,123
5,900		International Business Machines Corp.	471,410
80	@	Lexmark International, Inc.	4,580
500	@	NCR Corp.	19,540
910	@	Network Appliance, Inc.	29,120
500	@	Sandisk Corp.	28,135
900	@	Unisys Corp.	5,922
			1,335,848
		Cosmetics/Personal Care: 0.8%
260		Alberto-Culver Co.	12,093
1,100		Avon Products, Inc.	34,870
1,290		Colgate-Palmolive Co.	77,839
300		Estee Lauder Cos., Inc.	12,282
10,529		Procter & Gamble Co.	571,181
			708,265
		Distribution/Wholesale: 0.0%
550		Genuine Parts Co.	23,683
150		WW Grainger, Inc.	10,824
			34,507
		Diversified Financial Services: 3.1%
2,930		American Express Co.	159,275
646		Ameriprise Financial, Inc.	29,567
710		Capital One Financial Corp.	58,767
2,950		Charles Schwab Corp.	49,147
550		CIT Group, Inc.	28,270
11,940		Citigroup, Inc.	588,642
1,410		Countrywide Financial Corp.	53,975
900	@	E*Trade Financial Corp.	21,843
2,350		Fannie Mae	116,913
120		Federated Investors, Inc.	3,854
470		Franklin Resources, Inc.	42,277
1,600		Freddie Mac	96,064
1,770		Goldman Sachs Group, Inc.	267,182
500		Janus Capital Group, Inc.	9,005
8,300		JPMorgan Chase & Co.	353,912
400		Legg Mason, Inc.	38,372
2,180		Lehman Brothers Holdings, Inc.	145,210
2,230		Merrill Lynch & Co., Inc.	161,474
4,230		Morgan Stanley	252,193
1,020		SLM Corp.	54,835
400		T. Rowe Price Group, Inc.	31,640
430		The Bear Stearns Cos., Inc.	57,513
			2,619,930
		Electric: 0.9%
1,850	@	AES Corp.	34,040
500	@	Allegheny Energy, Inc.	18,235
1,190		American Electric Power Co., Inc.	40,781
850		CenterPoint Energy Resources Corp.	10,192
1,000	@	CMS Energy Corp.	12,840
550		Consolidated Edison, Inc.	24,255
500		Constellation Energy Group, Inc.	25,850
300		Dominion Resources, Inc.	$21,774
500		DTE Energy Co.	20,210
3,746		Duke Energy Corp.	105,712
760		Edison International	29,822
400		Exelon Corp.	22,644
1,270		FirstEnergy Corp.	66,573
1,080		FPL Group, Inc.	43,016
1,140		Pacific Gas & Electric Co.	45,235
400		Pinnacle West Capital Corp.	15,756
980		PPL Corp.	29,175
200		Progress Energy, Inc.	8,408
650		Public Service Enterprise Group, Inc.	41,425
500		Southern Co.	15,985
500		TECO Energy, Inc.	7,510
1,380		TXU Corp.	79,074
1,320		Xcel Energy, Inc.	24,776
			743,288
		Electrical Components & Equipment: 0.2%
1,370		Emerson Electric Co.	113,052
400		Molex, Inc.	14,200
			127,252
		Electronics: 0.2%
1,550	@	Agilent Technologies, Inc.	54,080
500		Applera Corp. - Applied Biosystems Group	14,800
470		Jabil Circuit, Inc.	16,365
390		PerkinElmer, Inc.	8,135
1,450	@	Sanmina-SCI Corp.	6,815
3,850	@	Solectron Corp.	13,706
470	@	Thermo Electron Corp.	17,268
350	@	Waters Corp.	14,578
			145,747
		Engineering & Construction: 0.0%
300		Fluor Corp.	26,298
			26,298
		Entertainment: 0.0%
950		International Game Technology	35,369
			35,369
		Environmental Control: 0.1%
1,360		Waste Management, Inc.	49,803
			49,803
		Food: 0.5%
800		Albertson’s, Inc.	20,488
450		Campbell Soup Co.	15,836
1,250		ConAgra Foods, Inc.	28,250
400	@	Dean Foods Co.	14,280
1,150		General Mills, Inc.	59,674
850		HJ Heinz Co.	35,998
620		Kellogg Co.	29,202
1,850		Kroger Co.	37,204
450		McCormick & Co., Inc.	15,503
1,400		Safeway, Inc.	33,012
1,938		Sara Lee Corp.	32,888
470		Supervalu, Inc.	13,705
400		Whole Foods Market, Inc.	26,000
625		WM Wrigley Jr. Co.	28,575
			390,615

See Accompanying Notes to Financial Statements

112

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.1%
300		International Paper Co.	$10,194
510		Louisiana-Pacific Corp.	12,373
500		MeadWestvaco Corp.	13,700
150		Plum Creek Timber Co., Inc.	5,363
500		Temple-Inland, Inc.	21,505
600		Weyerhaeuser Co.	38,376
			101,511
		Gas: 0.0%
100		Nicor, Inc.	4,098
820		Sempra Energy	36,875
			40,973
		Hand/Machine Tools: 0.0%
260		Black & Decker Corp.	22,610
90		Snap-On, Inc.	3,769
280		Stanley Works	13,594
			39,973
		Healthcare-Products: 0.8%
260		Bausch & Lomb, Inc.	12,779
1,410		Baxter International, Inc.	53,157
680		Becton Dickinson & Co.	41,092
340		CR Bard, Inc.	25,163
7,090		Johnson & Johnson	426,960
840	@	St. Jude Medical, Inc.	28,644
600		Stryker Corp.	26,340
500	@	Zimmer Holdings, Inc.	30,275
			644,410
		Healthcare-Services: 0.7%
1,840		Aetna, Inc.	70,766
475	@	Coventry Health Care, Inc.	24,819
620	@	Humana, Inc.	31,391
350	@	Laboratory Corp. of America Holdings	20,776
480		Quest Diagnostics	26,755
5,400		UnitedHealth Group, Inc.	237,384
2,640	@	WellPoint, Inc.	188,971
			600,862
		Home Builders: 0.0%
100		Lennar Corp.	4,791
			4,791
		Home Furnishings: 0.0%
200		Harman International Industries, Inc.	16,946
100		Whirlpool Corp.	8,992
			25,938
		Household Products/Wares: 0.1%
300		Avery Dennison Corp.	17,817
110		Clorox Co.	6,951
400		Fortune Brands, Inc.	29,600
1,150		Kimberly-Clark Corp.	69,771
			124,139
		Housewares: 0.0%
800		Newell Rubbermaid, Inc.	21,168
			21,168
		Insurance: 1.7%
840	@@	ACE Ltd.	$43,487
1,270		Aflac, Inc.	59,436
1,430		Allstate Corp.	78,664
370		AMBAC Financial Group, Inc.	29,656
6,070		American International Group, Inc.	369,056
950		AON Corp.	33,868
1,560		Chubb Corp.	78,827
490		Cigna Corp.	45,443
506		Cincinnati Financial Corp.	23,195
900		Genworth Financial, Inc.	30,141
950		Hartford Financial Services Group, Inc.	83,543
982		Lincoln National Corp.	55,169
210		Loews Corp.	7,136
470		MBIA, Inc.	26,851
2,420		Metlife, Inc.	124,557
320		MGIC Investment Corp.	21,078
910		Principal Financial Group	49,732
1,840		Progressive Corp.	50,324
1,540		Prudential Financial, Inc.	117,271
460		Safeco Corp.	25,470
1,610		St. Paul Cos.	70,872
280		Torchmark Corp.	16,486
600		UnumProvident Corp.	10,776
			1,451,038
		Internet: 0.5%
1,300	@	Amazon.com, Inc.	44,993
2,660	@	eBay, Inc.	87,275
500	@	Google, Inc.	185,910
400	@	Monster Worldwide, Inc.	19,548
2,517	@	Symantec Corp.	39,265
100	@	VeriSign, Inc.	2,245
			379,236
		Iron/Steel: 0.1%
450		Nucor Corp.	47,372
350		United States Steel Corp.	23,233
			70,605
		Leisure Time: 0.1%
320		Brunswick Corp.	11,498
1,000		Carnival Corp.	39,910
720		Harley-Davidson, Inc.	35,892
50		Sabre Holdings Corp.	1,070
			88,370
		Lodging: 0.2%
500		Harrah’s Entertainment, Inc.	38,020
870		Hilton Hotels Corp.	23,890
520		Marriott International, Inc.	37,612
440		Starwood Hotels & Resorts	26,884
			126,406
		Machinery-Construction & Mining: 0.1%
1,500		Caterpillar, Inc.	109,425
			109,425
		Machinery-Diversified: 0.1%
120		Cummins, Inc.	13,225
100		Deere & Co.	8,560

See Accompanying Notes to Financial Statements

113

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Diversified (continued)
470		Rockwell Automation, Inc.	$32,092
			53,877
		Media: 0.9%
2,400		CBS Corp. - Class B	62,184
300		Clear Channel Communications, Inc.	9,240
5,100	@	Comcast Corp.	163,863
90		Gannett Co., Inc.	4,861
1,400		McGraw-Hill Cos., Inc.	72,240
140		Meredith Corp.	7,007
490		New York Times Co.	11,838
5,800		News Corp., Inc.	110,606
2,220		Time Warner, Inc.	38,206
500	@	Univision Communications, Inc.	17,975
1,900	@	Viacom, Inc. - Class B	71,725
5,140		Walt Disney Co.	156,770
			726,515
		Mining: 0.1%
500		Alcoa, Inc.	15,860
740		Freeport-McMoRan Copper & Gold, Inc.	41,433
300		Newmont Mining Corp.	15,645
500		Phelps Dodge Corp.	42,845
			115,783
		Miscellaneous Manufacturing: 1.7%
1,800		3M Co.	150,588
340	@	Cooper Industries Ltd.	30,280
700		Danaher Corp.	44,877
500		Dover Corp.	24,420
600		Eastman Kodak Co.	14,466
500		Eaton Corp.	36,770
24,800		General Electric Co.	849,648
1,980		Honeywell International, Inc.	81,536
860		Illinois Tool Works, Inc.	42,699
1,060	@@	Ingersoll-Rand Co.	46,227
440		ITT Industries, Inc.	22,946
500		Leggett & Platt, Inc.	12,695
390		Parker Hannifin Corp.	30,428
410		Textron, Inc.	37,281
1,000	@@	Tyco International Ltd.	27,110
			1,451,971
		Office/Business Equipment: 0.1%
600		Pitney Bowes, Inc.	24,468
2,760	@	Xerox Corp.	37,895
			62,363
		Oil & Gas: 3.4%
920		Anadarko Petroleum Corp.	45,696
770		Apache Corp.	49,958
6,421		ChevronTexaco Corp.	383,912
5,374		ConocoPhillips	340,120
1,060		Devon Energy Corp.	60,802
480		EOG Resources, Inc.	31,517
22,400		ExxonMobil Corp.	1,364,384
190		Hess Corp.	28,500
370		Kerr-McGee Corp.	39,535
1,450		Marathon Oil Corp.	108,823
400		Murphy Oil Corp.	21,092
800	@,@@	Nabors Industries Ltd.	28,728
1,480		Occidental Petroleum Corp.	$146,653
250		Rowan Cos., Inc.	9,955
520		Sunoco, Inc.	35,667
2,300		Valero Energy Corp.	141,105
800		XTO Energy, Inc.	32,976
			2,869,423
		Oil & Gas Services: 0.4%
700		Baker Hughes, Inc.	60,410
1,200		Halliburton Co.	89,508
2,700		Schlumberger Ltd.	177,039
			326,957
		Packaging & Containers: 0.1%
480		Ball Corp.	17,962
500	@	Pactiv Corp.	12,335
290		Sealed Air Corp.	14,955
			45,252
		Pharmaceuticals: 1.9%
3,600		Abbott Laboratories	153,720
390		Allergan, Inc.	36,980
880		AmerisourceBergen Corp.	38,359
300	@	Barr Pharmaceuticals, Inc.	15,810
900		Bristol-Myers Squibb Co.	22,095
1,450		Cardinal Health, Inc.	97,020
1,120		Caremark Rx, Inc.	53,726
540	@	Express Scripts, Inc.	39,571
820	@	Forest Laboratories, Inc.	30,734
1,200	@	Gilead Sciences, Inc.	68,796
600	@	Hospira, Inc.	26,886
990	@	King Pharmaceuticals, Inc.	17,602
720	@	Medco Health Solutions, Inc.	38,808
8,860		Merck & Co., Inc.	294,949
500		Mylan Laboratories	10,455
17,470		Pfizer, Inc.	413,340
3,500		Schering-Plough Corp.	66,710
400	@	Watson Pharmaceuticals, Inc.	10,132
3,200		Wyeth	146,368
			1,582,061
		Pipelines: 0.0%
240		Kinder Morgan, Inc.	24,115
270		Williams Cos., Inc.	6,102
			30,217
		Real Estate Investment Trusts: 0.1%
350		Apartment Investment & Management Co.	15,138
100		Archstone-Smith Trust	4,835
500		Kimco Realty Corp.	17,925
300		Public Storage, Inc.	21,504
460		Simon Property Group LP	36,630
			96,032
		Retail: 2.2%
450	@	Autonation, Inc.	9,761
200	@	Autozone, Inc.	18,146
740	@	Bed Bath & Beyond, Inc.	26,026
1,320		Best Buy Co., Inc.	69,960
450		Circuit City Stores, Inc.	13,523
1,420		Costco Wholesale Corp.	75,161
1,800		CVS Corp.	50,220
440		Darden Restaurants, Inc.	15,580

See Accompanying Notes to Financial Statements

114

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
750		Dollar General Corp.	$12,225
250		Family Dollar Stores, Inc.	6,245
599		Federated Department Stores	43,625
1,830		Gap, Inc.	33,306
5,140		Home Depot, Inc.	195,937
800		JC Penney Co., Inc.	48,608
800	@	Kohl’s Corp.	42,952
820		Limited Brands	22,271
1,840		Lowe’s Cos., Inc.	114,595
5,160		McDonald’s Corp.	171,157
480		Nordstrom, Inc.	17,678
1,250	@	Office Depot, Inc.	51,963
350	@	Sears Holding Corp.	53,155
2,960		Staples, Inc.	69,530
2,570	@	Starbucks Corp.	91,621
2,100		Target Corp.	102,732
500		Tiffany & Co.	17,095
1,280		TJX Cos., Inc.	30,349
5,840		Wal-Mart Stores, Inc.	282,948
2,350		Walgreen Co.	95,410
330		Wendy’s International, Inc.	19,892
770		Yum! Brands, Inc.	38,808
			1,840,479
		Savings & Loans: 0.1%
620		Golden West Financial Corp.	45,322
200		Sovereign Bancorp, Inc.	4,460
442		Washington Mutual, Inc.	20,292
			70,074
		Semiconductors: 0.9%
1,500	@	Advanced Micro Devices, Inc.	46,335
920	@	Altera Corp.	17,995
1,220		Analog Devices, Inc.	41,151
3,750		Applied Materials, Inc.	63,413
275	@	Broadcom Corp.	9,298
1,625	@	Freescale Semiconductor, Inc.	50,716
13,580		Intel Corp.	244,712
150		KLA-Tencor Corp.	6,156
730		Linear Technology Corp.	24,638
1,000	@	LSI Logic Corp.	9,730
760		Maxim Integrated Products	23,355
1,400	@	Micron Technology, Inc.	23,184
1,190		National Semiconductor Corp.	30,559
50	@	Novellus Systems, Inc.	1,158
900	@	Nvidia Corp.	20,682
600	@	QLogic Corp.	10,728
3,810		Texas Instruments, Inc.	118,986
800		Xilinx, Inc.	20,800
			763,596
		Software: 1.2%
1,410	@	Adobe Systems, Inc.	40,368
630	@	Autodesk, Inc.	22,926
1,410		Automatic Data Processing, Inc.	64,113
810	@	BMC Software, Inc.	16,322
1,370		CA, Inc.	29,770
490	@	Citrix Systems, Inc.	18,414
1,470	@	Compuware Corp.	10,819
670	@	Electronic Arts, Inc.	28,187
1,747		First Data Corp.	80,554
440	@	Fiserv, Inc.	18,986
480		IMS Health, Inc.	12,950
530	@	Intuit, Inc.	$29,304
21,000		Microsoft Corp.	475,650
1,230	@	Novell, Inc.	9,508
8,880	@	Oracle Corp.	126,274
512	@	Parametric Technology Corp.	6,830
			990,975
		Telecommunications: 2.1%
900		Alltel Corp.	55,665
9,222		AT&T, Inc.	240,325
250	@	Avaya, Inc.	2,953
5,950		BellSouth Corp.	200,932
390		CenturyTel, Inc.	13,943
19,650	@	Cisco Systems, Inc.	386,712
800		Citizens Communications Co.	10,144
440	@	Comverse Technology, Inc.	9,909
3,500	@	Corning, Inc.	84,875
401	@	Embarq Corp.	16,710
7,970		Motorola, Inc.	168,087
4,090		Qualcomm, Inc.	184,909
7,235		Sprint Corp. - FON Group	153,454
1,390	@	Tellabs, Inc.	19,877
6,850		Verizon Communications, Inc.	213,789
			1,762,284
		Textiles: 0.0%
490		Cintas Corp.	20,756
			20,756
		Toys/Games/Hobbies: 0.0%
460		Hasbro, Inc.	8,528
1,050		Mattel, Inc.	17,651
			26,179
		Transportation: 0.6%
890		Burlington Northern Santa Fe Corp.	68,895
440		CSX Corp.	29,445
660		FedEx Corp.	72,118
1,580		Norfolk Southern Corp.	83,361
600		Union Pacific Corp.	55,680
2,680		United Parcel Service, Inc.	215,874
			525,373
		Total Common Stock (Cost $27,704,230)	28,700,921

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 60.5%

		Federal Home Loan Mortgage Corporation: 60.5%
$58,000,000		5.370%, due 12/22/08	50,731,382
		Total U.S. Government Agency Obligations (Cost $52,887,565)	50,731,382

See Accompanying Notes to Financial Statements

115

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 4.8%

	U.S. Treasury STRIP: 4.8%
$4,545,000	5.090%, due 11/15/08		$4,022,089
	Total U.S. Treasury Obligations (Cost $4,028,708)		4,022,089
	Total Long-Term Investments (Cost $84,620,503)		83,454,392

SHORT-TERM INVESTMENTS: 1.0%

	Repurchase Agreement: 1.0%
847,000	Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $847,118 to be received upon repurchase (Collateralized by $863,000 Federal National Mortgage Association, 4.625%, Market Value plus accrued interest $864,922 due 02/21/08).		847,000
	Total Short-Term Investments (Cost $847,000)		847,000
	Total Investments in Securities (Cost $85,467,503)*	100.5%	$84,301,392
	Other Assets and Liabilities-Net	(0.5)	(406,232)
	Net Assets	100.0%	$83,895,160

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $86,138,411.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$1,387,739
	Gross Unrealized Depreciation	(3,224,758)
	Net Unrealized Depreciation	$(1,837,019)

See Accompanying Notes to Financial Statements

116

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
COMMON STOCK: 38.8%

		Advertising: 0.1%
500		Omnicom Group	$47,555
			47,555
		Aerospace/Defense: 1.1%
2,650		Boeing Co.	220,574
1,000		General Dynamics Corp.	63,640
300		Goodrich Corp.	12,789
250		L-3 Communications Holdings, Inc.	18,240
1,250		Lockheed Martin Corp.	90,613
665		Northrop Grumman Corp.	43,012
1,309		Raytheon Co.	60,018
450		Rockwell Collins, Inc.	24,570
2,000		United Technologies Corp.	125,040
			658,496
		Agriculture: 0.8%
3,950		Altria Group, Inc.	285,783
2,160		Archer-Daniels-Midland Co.	89,791
520		Monsanto Co.	43,763
350		Reynolds America, Inc.	38,479
			457,816
		Airlines: 0.0%
1,550		Southwest Airlines Co.	24,955
			24,955
		Apparel: 0.2%
1,380	@	Coach, Inc.	40,130
450		Jones Apparel Group, Inc.	14,598
450		Liz Claiborne, Inc.	17,402
450		Nike, Inc.	36,140
220		VF Corp.	13,845
			122,115
		Auto Manufacturers: 0.1%
5,100		Ford Motor Co.	36,516
200	@	Navistar International Corp.	5,316
400		Paccar, Inc.	30,740
			72,572
		Auto Parts & Equipment: 0.1%
600	@	Goodyear Tire & Rubber Co.	7,632
450		Johnson Controls, Inc.	38,327
			45,959
		Banks: 2.4%
700		AmSouth Bancorp	18,760
9,072		Bank of America Corp.	439,085
1,600		Bank of New York	53,168
1,086		BB&T Corp.	45,145
450		Comerica, Inc.	24,638
200		Compass Bancshares, Inc.	11,130
300		Fifth Third BanCorp	11,400
50		First Horizon National Corp.	1,998
450		Huntington Bancshares, Inc.	10,584
750		Keycorp	26,790
150		M&T Bank Corp.	17,265
450		Marshall & Ilsley Corp.	20,403
800		Mellon Financial Corp.	28,944
1,800		National City Corp.	66,384
500		Northern Trust Corp.	27,960
450		PNC Financial Services Group, Inc.	$31,010
900		Regions Financial Corp.	30,465
700		State Street Corp.	43,470
700		SunTrust Banks, Inc.	52,997
185		Synovus Financial Corp.	4,867
3,400		US Bancorp.	104,958
3,151		Wachovia Corp.	168,579
3,150		Wells Fargo & Co.	209,066
200		Zions Bancorporation	16,206
			1,465,272
		Beverages: 1.0%
1,500		Anheuser-Busch Cos., Inc.	68,460
170		Brown-Forman Corp.	12,971
5,350		Coca-Cola Co.	235,561
700		Coca-Cola Enterprises, Inc.	13,762
400	@	Constellation Brands, Inc.	9,880
350		Pepsi Bottling Group, Inc.	10,969
4,240		PepsiCo, Inc.	256,350
			607,953
		Biotechnology: 0.3%
2,200	@	Amgen, Inc.	148,698
600	@	Biogen Idec, Inc.	27,978
150	@	Genzyme Corp.	8,925
100	@	Millipore Corp.	6,940
			192,541
		Building Materials: 0.1%
450		American Standard Cos., Inc.	19,121
900		Masco Corp.	27,918
250		Vulcan Materials Co.	19,513
			66,552
		Chemicals: 0.5%
450		Air Products & Chemicals, Inc.	29,183
1,950		Dow Chemical Co.	77,747
500		Ecolab, Inc.	19,355
1,800		EI DuPont de Nemours & Co.	76,554
50		Engelhard Corp.	1,947
200		International Flavors & Fragrances, Inc.	7,118
530		PPG Industries, Inc.	34,100
650		Praxair, Inc.	34,255
500		Rohm & Haas Co.	25,205
350		Sherwin-Williams Co.	16,930
			322,394
		Commercial Services: 0.4%
300	@	Apollo Group, Inc.	15,693
1,950		Cendant Corp.	31,532
500		Equifax, Inc.	18,040
600		H&R Block, Inc.	13,650
1,020		McKesson Corp.	50,490
500		Moody’s Corp.	26,150
750		Paychex, Inc.	27,533
400		Robert Half International, Inc.	16,416
500		RR Donnelley & Sons Co.	16,090
			215,594
		Computers: 1.8%
350	@	Affiliated Computer Services, Inc.	17,472
1,580	@	Apple Computer, Inc.	94,437

See Accompanying Notes to Financial Statements

117

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers (continued)
450	@	Computer Sciences Corp.	$25,313
4,620	@	Dell, Inc.	117,256
1,000		Electronic Data Systems Corp.	24,520
4,650	@	EMC Corp.	59,520
8,950		Hewlett-Packard Co.	289,801
4,850		International Business Machines Corp.	387,515
300	@	Lexmark International, Inc.	17,175
450	@	NCR Corp.	17,586
710	@	Network Appliance, Inc.	22,720
400	@	Sandisk Corp.	22,508
600	@	Unisys Corp.	3,948
			1,099,771
		Cosmetics/Personal Care: 0.9%
200		Alberto-Culver Co.	9,302
900		Avon Products, Inc.	28,530
1,000		Colgate-Palmolive Co.	60,340
300		Estee Lauder Cos., Inc.	12,282
8,443		Procter & Gamble Co.	458,033
			568,487
		Distribution/Wholesale: 0.1%
427		Genuine Parts Co.	18,387
200		WW Grainger, Inc.	14,432
			32,819
		Diversified Financial Services: 3.5%
2,350		American Express Co.	127,746
430		Ameriprise Financial, Inc.	19,681
550		Capital One Financial Corp.	45,524
2,100		Charles Schwab Corp.	34,986
450		CIT Group, Inc.	23,130
9,700		Citigroup, Inc.	478,210
1,170		Countrywide Financial Corp.	44,788
700	@	E*Trade Financial Corp.	16,989
1,900		Fannie Mae	94,525
250		Federated Investors, Inc.	8,030
350		Franklin Resources, Inc.	31,483
1,300		Freddie Mac	78,052
1,300		Goldman Sachs Group, Inc.	196,235
500		Janus Capital Group, Inc.	9,005
6,700		JPMorgan Chase & Co.	285,688
300		Legg Mason, Inc.	28,779
1,840		Lehman Brothers Holdings, Inc.	122,562
1,800		Merrill Lynch & Co., Inc.	130,338
3,450		Morgan Stanley	205,689
800		SLM Corp.	43,008
350		T. Rowe Price Group, Inc.	27,685
440		The Bear Stearns Cos., Inc.	58,850
			2,110,983
		Electric: 1.0%
1,450	@	AES Corp.	26,680
400	@	Allegheny Energy, Inc.	14,588
1,250		American Electric Power Co., Inc.	42,838
750		CenterPoint Energy Resources Corp.	8,993
490	@	CMS Energy Corp.	6,292
500		Consolidated Edison, Inc.	22,050
450		Constellation Energy Group, Inc.	23,265
200		Dominion Resources, Inc.	$14,516
500		DTE Energy Co.	20,210
3,030		Duke Energy Corp.	85,507
600		Edison International	23,544
300		Exelon Corp.	16,983
1,000		FirstEnergy Corp.	52,420
800		FPL Group, Inc.	31,864
850		Pacific Gas & Electric Co.	33,728
300		Pinnacle West Capital Corp.	11,817
700		PPL Corp.	20,839
200		Progress Energy, Inc.	8,408
450		Public Service Enterprise Group, Inc.	28,679
400		Southern Co.	12,788
500		TECO Energy, Inc.	7,510
1,180		TXU Corp.	67,614
1,000		Xcel Energy, Inc.	18,770
			599,903
		Electrical Components & Equipment: 0.2%
1,100		Emerson Electric Co.	90,772
300		Molex, Inc.	10,650
			101,422
		Electronics: 0.2%
1,350	@	Agilent Technologies, Inc.	47,102
500		Applera Corp. - Applied Biosystems Group	14,800
450		Jabil Circuit, Inc.	15,669
400		PerkinElmer, Inc.	8,344
1,150	@	Sanmina-SCI Corp.	5,405
2,300	@	Solectron Corp.	8,188
400	@	Thermo Electron Corp.	14,696
300	@	Waters Corp.	12,495
			126,699
		Engineering & Construction: 0.0%
200		Fluor Corp.	17,532
			17,532
		Entertainment: 0.0%
600		International Game Technology	22,338
			22,338
		Environmental Control: 0.1%
1,050		Waste Management, Inc.	38,451
			38,451
		Food: 0.5%
600		Albertson’s, Inc.	15,366
450		Campbell Soup Co.	15,836
1,000		ConAgra Foods, Inc.	22,600
900		General Mills, Inc.	46,701
600		HJ Heinz Co.	25,410
450		Kellogg Co.	21,195
1,450		Kroger Co.	29,160
400		McCormick & Co., Inc.	13,780
800		Safeway, Inc.	18,864
1,500		Sara Lee Corp.	25,455
450		Supervalu, Inc.	13,122
300		Whole Foods Market, Inc.	19,500
425		WM Wrigley Jr. Co.	19,431
			286,420

See Accompanying Notes to Financial Statements

118

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.1%
200		International Paper Co.	$6,796
130		Louisiana-Pacific Corp.	3,154
500		MeadWestvaco Corp.	13,700
50		Plum Creek Timber Co., Inc.	1,788
300		Temple-Inland, Inc.	12,903
500		Weyerhaeuser Co.	31,980
			70,321
		Gas: 0.1%
100		Nicor, Inc.	4,098
600		Sempra Energy	26,982
			31,080
		Hand/Machine Tools: 0.1%
310		Black & Decker Corp.	26,958
100		Snap-On, Inc.	4,188
300		Stanley Works	14,565
			45,711
		Healthcare-Products: 0.9%
100		Bausch & Lomb, Inc.	4,915
1,350		Baxter International, Inc.	50,895
480		Becton Dickinson & Co.	29,006
250		CR Bard, Inc.	18,503
5,700		Johnson & Johnson	343,254
750	@	St. Jude Medical, Inc.	25,575
500		Stryker Corp.	21,950
500	@	Zimmer Holdings, Inc.	30,275
			524,373
		Healthcare-Services: 0.8%
1,470		Aetna, Inc.	56,536
450	@	Coventry Health Care, Inc.	23,513
510	@	Humana, Inc.	25,821
350	@	Laboratory Corp. of America Holdings	20,776
400		Quest Diagnostics	22,296
4,350		UnitedHealth Group, Inc.	191,226
2,260	@	WellPoint, Inc.	161,771
			501,939
		Home Builders: 0.0%
300		Lennar Corp.	14,373
			14,373
		Home Furnishings: 0.1%
200		Harman International Industries, Inc.	16,946
200		Whirlpool Corp.	17,984
			34,930
		Household Products/Wares: 0.1%
100		Avery Dennison Corp.	5,939
100		Clorox Co.	6,319
300		Fortune Brands, Inc.	22,200
850		Kimberly-Clark Corp.	51,570
			86,028
		Housewares: 0.0%
600		Newell Rubbermaid, Inc.	15,876
			15,876
		Insurance: 2.0%
540	@@	ACE Ltd.	$27,956
1,100		Aflac, Inc.	51,480
1,360		Allstate Corp.	74,814
300		AMBAC Financial Group, Inc.	24,045
4,850		American International Group, Inc.	294,880
800		AON Corp.	28,520
1,380		Chubb Corp.	69,731
400		Cigna Corp.	37,096
403		Cincinnati Financial Corp.	18,474
700		Genworth Financial, Inc.	23,443
750		Hartford Financial Services Group, Inc.	65,955
714		Lincoln National Corp.	40,113
240		Loews Corp.	8,155
350		MBIA, Inc.	19,996
2,040		Metlife, Inc.	104,999
300		MGIC Investment Corp.	19,761
750		Principal Financial Group	40,988
1,840		Progressive Corp.	50,324
1,350		Prudential Financial, Inc.	102,803
500		Safeco Corp.	27,685
1,350		St. Paul Cos.	59,427
300		Torchmark Corp.	17,664
550		UnumProvident Corp.	9,878
			1,218,187
		Internet: 0.6%
800	@	Amazon.com, Inc.	27,688
2,200	@	eBay, Inc.	72,182
500	@	Google, Inc.	185,910
300	@	Monster Worldwide, Inc.	14,661
2,187	@	Symantec Corp.	34,117
100	@	VeriSign, Inc.	2,245
			336,803
		Iron/Steel: 0.1%
450		Nucor Corp.	47,372
250		United States Steel Corp.	16,595
			63,967
		Leisure Time: 0.1%
250		Brunswick Corp.	8,983
800	@@	Carnival Corp.	31,928
500		Harley-Davidson, Inc.	24,925
			65,836
		Lodging: 0.2%
400		Harrah’s Entertainment, Inc.	30,416
550		Hilton Hotels Corp.	15,103
420		Marriott International, Inc.	30,379
450		Starwood Hotels & Resorts	27,495
			103,393
		Machinery-Construction & Mining: 0.2%
1,300		Caterpillar, Inc.	94,835
			94,835
		Machinery-Diversified: 0.1%
150		Cummins, Inc.	16,532
100		Deere & Co.	8,560
400		Rockwell Automation, Inc.	27,312
			52,404

See Accompanying Notes to Financial Statements

119

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Media: 1.0%
2,025		CBS Corps. - Class B	$52,468
200		Clear Channel Communications, Inc.	6,160
4,000	@	Comcast Corp.	128,520
200		EW Scripps Co.	9,256
100		Gannett Co., Inc.	5,401
1,330		McGraw-Hill Cos, Inc.	68,628
100		Meredith Corp.	5,005
400		New York Times Co.	9,664
4,850		News Corp., Inc.	92,490
1,750		Time Warner, Inc.	30,118
500	@	Univision Communications, Inc.	17,975
1,525	@	Viacom, Inc. - Class B	57,569
4,150		Walt Disney Co.	126,575
			609,829
		Mining: 0.2%
400		Alcoa, Inc.	12,688
650		Freeport-McMoRan Copper & Gold, Inc.	36,394
200		Newmont Mining Corp.	10,430
400		Phelps Dodge Corp.	34,276
			93,788
		Miscellaneous Manufacturing: 1.9%
1,450		3M Co.	121,307
200	@, @@	Cooper Industries Ltd.	17,812
450		Danaher Corp.	28,850
500		Dover Corp.	24,420
500		Eastman Kodak Co.	12,055
400		Eaton Corp.	29,416
20,000		General Electric Co.	685,200
1,500		Honeywell International, Inc.	61,770
900		Illinois Tool Works, Inc.	44,685
550	@@	Ingersoll-Rand Co.	23,986
400		ITT Industries, Inc.	20,860
400		Leggett & Platt, Inc.	10,156
300		Parker Hannifin Corp.	23,406
350		Textron, Inc.	31,826
700	@@	Tyco International Ltd.	18,977
			1,154,726
		Office/Business Equipment: 0.1%
450		Pitney Bowes, Inc.	18,351
2,050	@	Xerox Corp.	28,147
			46,498
		Oil & Gas: 3.9%
900		Anadarko Petroleum Corp.	44,703
450		Apache Corp.	29,196
5,244		ChevronTexaco Corp.	313,539
4,399		ConocoPhillips	278,413
800		Devon Energy Corp.	45,888
500		EOG Resources, Inc.	32,830
18,050		ExxonMobil Corp.	1,099,426
150		Hess Corp.	22,500
400		Kerr-McGee Corp.	42,740
1,100		Marathon Oil Corp.	82,555
400		Murphy Oil Corp.	21,092
500	@,@@	Nabors Industries Ltd.	17,955
1,350		Occidental Petroleum Corp.	133,772
200		Rowan Cos., Inc.	7,964
500		Sunoco, Inc.	34,295
1,750		Valero Energy Corp.	$107,363
600		XTO Energy, Inc.	24,732
			2,338,963
		Oil & Gas Services: 0.4%
500		Baker Hughes, Inc.	43,150
900		Halliburton Co.	67,131
2,200	@@	Schlumberger Ltd.	144,254
			254,535
		Packaging & Containers: 0.1%
400		Ball Corp.	14,968
500	@	Pactiv Corp.	12,335
200		Sealed Air Corp.	10,314
			37,617
		Pharmaceuticals: 2.2%
3,100		Abbott Laboratories	132,370
400		Allergan, Inc.	37,928
760		AmerisourceBergen Corp.	33,128
200	@	Barr Pharmaceuticals, Inc.	10,540
700		Bristol-Myers Squibb Co.	17,185
1,190		Cardinal Health, Inc.	79,623
830		Caremark Rx, Inc.	39,815
500	@	Express Scripts, Inc.	36,640
700	@	Forest Laboratories, Inc.	26,236
900	@	Gilead Sciences, Inc.	51,597
450	@	Hospira, Inc.	20,165
930	@	King Pharmaceuticals, Inc.	16,535
600	@	Medco Health Solutions, Inc.	32,340
7,050		Merck & Co., Inc.	234,695
500		Mylan Laboratories	10,455
14,300		Pfizer, Inc.	338,338
2,850		Schering-Plough Corp.	54,321
300	@	Watson Pharmaceuticals, Inc.	7,599
2,700		Wyeth	123,498
			1,303,008
		Pipelines: 0.0%
200		Kinder Morgan, Inc.	20,096
250		Williams Cos., Inc.	5,650
			25,746
		Real Estate Investment Trusts: 0.2%
250		Apartment Investment & Management Co.	10,813
150		Archstone-Smith Trust	7,253
500		Kimco Realty Corp.	17,925
200		Public Storage, Inc.	14,336
500		Simon Property Group LP	39,815
			90,142
		Retail: 2.4%
450	@	Autonation, Inc.	9,761
100	@	Autozone, Inc.	9,073
450	@	Bed Bath & Beyond, Inc.	15,827
1,120		Best Buy Co., Inc.	59,360
350		Circuit City Stores, Inc.	10,518
1,350		Costco Wholesale Corp.	71,456
1,400		CVS Corp.	39,060
310		Darden Restaurants, Inc.	10,977
550		Dollar General Corp.	8,965
200		Family Dollar Stores, Inc.	4,996
433		Federated Department Stores	31,535

See Accompanying Notes to Financial Statements

120

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
1,450		Gap, Inc.	$26,390
4,010		Home Depot, Inc.	152,861
550		JC Penney Co., Inc.	33,418
600	@	Kohl’s Corp.	32,214
650		Limited Brands	17,654
1,450		Lowe’s Cos., Inc.	90,306
4,000		McDonald’s Corp.	132,680
500		Nordstrom, Inc.	18,415
950	@	Office Depot, Inc.	39,492
330	@	Sears Holding Corp.	50,117
2,340		Staples, Inc.	54,967
2,150	@	Starbucks Corp.	76,648
1,650		Target Corp.	80,718
200		Tiffany & Co.	6,838
850		TJX Cos., Inc.	20,154
4,650		Wal-Mart Stores, Inc.	225,293
1,930		Walgreen Co.	78,358
250		Wendy’s International, Inc.	15,070
550		Yum! Brands, Inc.	27,720
			1,450,841
		Savings & Loans: 0.1%
450		Golden West Financial Corp.	32,895
200		Sovereign Bancorp, Inc.	4,460
470		Washington Mutual, Inc.	21,578
			58,933
		Semiconductors: 1.0%
1,300	@	Advanced Micro Devices, Inc.	40,157
650	@	Altera Corp.	12,714
1,000		Analog Devices, Inc.	33,730
3,100		Applied Materials, Inc.	52,421
200	@	Broadcom Corp.	6,762
1,308	@	Freescale Semiconductor, Inc.	40,823
10,940		Intel Corp.	197,139
50		KLA-Tencor Corp.	2,052
550		Linear Technology Corp.	18,563
800	@	LSI Logic Corp.	7,784
550		Maxim Integrated Products	16,902
1,300	@	Micron Technology, Inc.	21,528
900		National Semiconductor Corp.	23,112
50	@	Novellus Systems, Inc.	1,158
700	@	Nvidia Corp.	16,086
500	@	QLogic Corp.	8,940
3,050		Texas Instruments, Inc.	95,252
600		Xilinx, Inc.	15,600
			610,723
		Software: 1.3%
1,020	@	Adobe Systems, Inc.	29,203
580	@	Autodesk, Inc.	21,106
1,150		Automatic Data Processing, Inc.	52,291
790	@	BMC Software, Inc.	15,919
850		CA, Inc.	18,471
450	@	Citrix Systems, Inc.	16,911
1,150	@	Compuware Corp.	8,464
450	@	Electronic Arts, Inc.	18,932
1,400		First Data Corp.	64,554
400	@	Fiserv, Inc.	17,260
450		IMS Health, Inc.	12,141
500	@	Intuit, Inc.	27,645
16,900		Microsoft Corp.	382,785
900	@	Novell, Inc.	6,957
7,410	@	Oracle Corp.	$105,370
480	@	Parametric Technology Corp.	6,403
			804,412
		Telecommunications: 2.4%
700		Alltel Corp.	43,295
7,405		AT&T, Inc.	192,974
500	@	Avaya, Inc.	5,905
4,800		BellSouth Corp.	162,096
300		CenturyTel, Inc.	10,725
16,050	@	Cisco Systems, Inc.	315,864
600		Citizens Communications Co.	7,608
100	@	Comverse Technology, Inc.	2,252
3,050	@	Corning, Inc.	73,963
325	@	Embarq Corp.	13,543
6,530		Motorola, Inc.	137,718
3,200		Qualcomm, Inc.	144,672
5,809		Sprint Corp. - FON Group	123,209
900	@	Tellabs, Inc.	12,870
5,600		Verizon Communications, Inc.	174,776
			1,421,470
		Textiles: 0.0%
400		Cintas Corp.	16,944
			16,944
		Toys/Games/Hobbies: 0.0%
500		Hasbro, Inc.	9,270
750		Mattel, Inc.	12,608
			21,878
		Transportation: 0.7%
750		Burlington Northern Santa Fe Corp.	58,058
500		CSX Corp.	33,460
500		FedEx Corp.	54,635
1,350		Norfolk Southern Corp.	71,226
450		Union Pacific Corp.	41,760
2,200		United Parcel Service, Inc.	177,210
			436,349
		Total Common Stock (Cost $22,375,705)	23,341,057

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 51.0%

		Federal Home Loan Mortgage Corporation: 51.0%
$35,700,000		5.360%, due 04/21/09	30,695,217
		Total U.S. Government Agency Obligations (Cost $31,930,721)	30,695,217

U.S. TREASURY OBLIGATIONS: 9.4%

		U.S. Treasury STRIP: 9.4%
6,480,000		5.080%, due 02/15/09	5,666,540
		Total U.S. Treasury Obligations (Cost $5,678,328)	5,666,540
		Total Long-Term Investments (Cost $59,984,754)	59,702,814

See Accompanying Notes to Financial Statements

121

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.7%

	Repurchase Agreement: 0.7%
$444,000	Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $444,062 to be received upon repurchase (Collateralized by $452,000 Federal Home Loan Mortgage Corporation, 4.625%, Market Value plus accrued interest $453,007 due 02/21/08).		$444,000
	Total Short-Term Investments (Cost $444,000)		444,000
	Total Investments in Securities (Cost $60,428,754)*	99.9%	$60,146,814
	Other Assets and Liabilities-Net	0.1	32,929
	Net Assets	100.0%	$60,179,743

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $60,868,642.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$1,400,671
	Gross Unrealized Depreciation	(2,122,499)
	Net Unrealized Depreciation	$(721,828)

See Accompanying Notes to Financial Statements

122

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 43.7%
		Advertising: 0.1%
407		Omnicom Group	$38,710
			38,710
		Aerospace/Defense: 1.2%
2,515		Boeing Co.	209,374
998		General Dynamics Corp.	63,513
200		L-3 Communications Holdings, Inc.	14,592
1,139		Lockheed Martin Corp.	82,566
697		Northrop Grumman Corp.	45,082
1,223		Raytheon Co.	56,075
399		Rockwell Collins, Inc.	21,785
1,848		United Technologies Corp.	115,537
			608,524
		Agriculture: 0.8%
3,676		Altria Group, Inc.	265,959
1,925		Archer-Daniels-Midland Co.	80,022
494		Monsanto Co.	41,575
217		Reynolds America, Inc.	23,857
			411,413
		Airlines: 0.0%
1,300		Southwest Airlines Co.	20,930
			20,930
		Apparel: 0.2%
1,220	@	Coach, Inc.	35,478
303		Jones Apparel Group, Inc.	9,829
261		Liz Claiborne, Inc.	10,093
368		Nike, Inc.	29,554
283		VF Corp.	17,809
			102,763
		Auto Manufacturers: 0.1%
5,550		Ford Motor Co.	39,738
300		Paccar, Inc.	23,055
			62,793
		Auto Parts & Equipment: 0.1%
379	@	Goodyear Tire & Rubber Co.	4,821
380		Johnson Controls, Inc.	32,365
			37,186
		Banks: 2.8%
750		AmSouth Bancorp	20,100
8,464		Bank of America Corp.	409,658
1,428		Bank of New York	47,452
1,006		BB&T Corp.	41,819
437		Comerica, Inc.	23,926
250		Compass Bancshares, Inc.	13,913
120		First Horizon National Corp.	4,795
448		Huntington Bancshares, Inc.	10,537
752		Keycorp	26,861
171		M&T Bank Corp.	19,682
395		Marshall & Ilsley Corp.	17,909
778		Mellon Financial Corp.	28,148
1,728		National City Corp.	63,729
371		Northern Trust Corp.	20,746
629		PNC Financial Services Group, Inc.	43,344
900		Regions Financial Corp.	30,465
602		State Street Corp.	37,384
675		SunTrust Banks, Inc.	$51,104
82		Synovus Financial Corp.	2,157
3,568		US Bancorp.	110,144
2,785		Wachovia Corp.	148,998
3,113		Wells Fargo & Co.	206,610
199		Zions Bancorporation	16,125
			1,395,606
		Beverages: 1.1%
1,392		Anheuser-Busch Cos., Inc.	63,531
113		Brown-Forman Corp.	8,622
5,002		Coca-Cola Co.	220,238
662		Coca-Cola Enterprises, Inc.	13,015
350	@	Constellation Brands, Inc.	8,645
359		Pepsi Bottling Group, Inc.	11,251
4,015		PepsiCo, Inc.	242,747
			568,049
		Biotechnology: 0.4%
2,077	@	Amgen, Inc.	140,384
600	@	Biogen Idec, Inc.	27,978
97	@	Genzyme Corp.	5,772
97	@	Millipore Corp.	6,732
			180,866
		Building Materials: 0.1%
321		American Standard Cos., Inc.	13,639
868		Masco Corp.	26,925
252		Vulcan Materials Co.	19,669
			60,233
		Chemicals: 0.6%
352		Air Products & Chemicals, Inc.	22,827
1,848		Dow Chemical Co.	73,680
211		Eastman Chemical Co.	11,896
380		Ecolab, Inc.	14,710
1,700		EI DuPont de Nemours & Co.	72,301
144		Engelhard Corp.	5,606
188		International Flavors & Fragrances, Inc.	6,691
525		PPG Industries, Inc.	33,779
665		Praxair, Inc.	35,046
401		Rohm & Haas Co.	20,214
212		Sherwin-Williams Co.	10,254
			307,004
		Commercial Services: 0.4%
300	@	Apollo Group, Inc.	15,693
1,895		Cendant Corp.	30,642
432		Equifax, Inc.	15,587
606		H&R Block, Inc.	13,787
1,051		McKesson Corp.	52,025
444		Moody’s Corp.	23,221
673		Paychex, Inc.	24,706
295		Robert Half International, Inc.	12,107
429		RR Donnelley & Sons Co.	13,805
			201,573
		Computers: 2.1%
250	@	Affiliated Computer Services, Inc.	12,480
1,510	@	Apple Computer, Inc.	90,253
379	@	Computer Sciences Corp.	21,319
4,336	@	Dell, Inc.	110,048

See Accompanying Notes to Financial Statements

123

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers (continued)
950		Electronic Data Systems Corp.	$23,294
4,310	@	EMC Corp.	55,168
8,539		Hewlett-Packard Co.	276,493
4,788		International Business Machines Corp.	382,561
203	@	Lexmark International, Inc.	11,622
396	@	NCR Corp.	15,476
584	@	Network Appliance, Inc.	18,688
400	@	Sandisk Corp.	22,508
666	@	Unisys Corp.	4,382
			1,044,292
		Cosmetics/Personal Care: 1.1%
193		Alberto-Culver Co.	8,976
800		Avon Products, Inc.	25,360
925		Colgate-Palmolive Co.	55,815
7,997		Procter & Gamble Co.	433,837
			523,988
		Distribution/Wholesale: 0.1%
420		Genuine Parts Co.	18,085
165		WW Grainger, Inc.	11,906
			29,991
		Diversified Financial Services: 4.0%
2,266		American Express Co.	123,180
453		Ameriprise Financial, Inc.	20,734
524		Capital One Financial Corp.	43,371
1,950		Charles Schwab Corp.	32,487
450		CIT Group, Inc.	23,130
9,030		Citigroup, Inc.	445,179
1,130		Countrywide Financial Corp.	43,256
650	@	E*Trade Financial Corp.	15,776
1,718		Fannie Mae	85,471
99		Federated Investors, Inc.	3,180
273		Franklin Resources, Inc.	24,556
1,200		Freddie Mac	72,048
1,330		Goldman Sachs Group, Inc.	200,764
400		Janus Capital Group, Inc.	7,204
6,300		JPMorgan Chase & Co.	268,632
200		Legg Mason, Inc.	19,186
1,638		Lehman Brothers Holdings, Inc.	109,107
1,653		Merrill Lynch & Co., Inc.	119,694
3,290		Morgan Stanley	196,150
845		SLM Corp.	45,427
250		T. Rowe Price Group, Inc.	19,775
449		The Bear Stearns Cos., Inc.	60,054
			1,978,361
		Electric: 1.1%
1,238	@	AES Corp.	22,779
275	@	Allegheny Energy, Inc.	10,029
907		American Electric Power Co., Inc.	31,083
700		CenterPoint Energy Resources Corp.	8,393
742	@	CMS Energy Corp.	9,527
378		Consolidated Edison, Inc.	16,670
373		Constellation Energy Group, Inc.	19,284
200		Dominion Resources, Inc.	14,516
350		DTE Energy Co.	14,147
2,819		Duke Energy Corp.	79,552
741		Edison International	$29,077
300		Exelon Corp.	16,983
1,133		FirstEnergy Corp.	59,392
754		FPL Group, Inc.	30,032
754		Pacific Gas & Electric Co.	29,919
200		Pinnacle West Capital Corp.	7,878
758		PPL Corp.	22,566
100		Progress Energy, Inc.	4,204
600		Public Service Enterprise Group, Inc.	38,238
400		Southern Co.	12,788
696		TECO Energy, Inc.	10,454
1,126		TXU Corp.	64,520
907		Xcel Energy, Inc.	17,024
			569,055
		Electrical Components & Equipment: 0.2%
1,054		Emerson Electric Co.	86,976
300		Molex, Inc.	10,650
			97,626
		Electronics: 0.2%
1,042	@	Agilent Technologies, Inc.	36,355
444		Applera Corp. - Applied Biosystems Group	13,142
424		Jabil Circuit, Inc.	14,764
284		PerkinElmer, Inc.	5,924
940	@	Sanmina-SCI Corp.	4,418
2,200	@	Solectron Corp.	7,832
283	@	Thermo Electron Corp.	10,397
290	@	Waters Corp.	12,079
			104,911
		Engineering & Construction: 0.1%
300		Fluor Corp.	26,298
			26,298
		Entertainment: 0.0%
600		International Game Technology	22,338
			22,338
		Environmental Control: 0.1%
1,052		Waste Management, Inc.	38,524
			38,524
		Food: 0.6%
600		Albertson’s, Inc.	15,366
400		Campbell Soup Co.	14,076
971		ConAgra Foods, Inc.	21,945
300	@	Dean Foods Co.	10,710
830		General Mills, Inc.	43,069
732		HJ Heinz Co.	31,000
429		Kellogg Co.	20,206
1,175		Kroger Co.	23,629
291		McCormick & Co., Inc.	10,025
1,050		Safeway, Inc.	24,759
1,393		Sara Lee Corp.	23,639
407		Supervalu, Inc.	11,868
300		Whole Foods Market, Inc.	19,500
441		WM Wrigley Jr. Co.	20,163
			289,955

See Accompanying Notes to Financial Statements

124

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.1%
200		International Paper Co.	$6,796
294		Louisiana-Pacific Corp.	7,132
425		MeadWestvaco Corp.	11,645
96		Plum Creek Timber Co., Inc.	3,432
338		Temple-Inland, Inc.	14,537
400		Weyerhaeuser Co.	25,584
			69,126
		Gas: 0.1%
135		Nicor, Inc.	5,532
565		Sempra Energy	25,408
			30,940
		Hand/Machine Tools: 0.1%
198		Black & Decker Corp.	17,218
148		Snap-On, Inc.	6,198
285		Stanley Works	13,837
			37,253
		Healthcare-Products: 1.0%
153		Bausch & Lomb, Inc.	7,520
1,119		Baxter International, Inc.	42,186
454		Becton Dickinson & Co.	27,435
207		CR Bard, Inc.	15,320
5,352		Johnson & Johnson	322,297
688	@	St. Jude Medical, Inc.	23,461
500		Stryker Corp.	21,950
400	@	Zimmer Holdings, Inc.	24,220
			484,389
		Healthcare-Services: 0.9%
1,368		Aetna, Inc.	52,613
415	@	Coventry Health Care, Inc.	21,684
502	@	Humana, Inc.	25,416
300	@	Laboratory Corp. of America Holdings	17,808
200		Manor Care, Inc.	9,288
204		Quest Diagnostics	11,371
4,148		UnitedHealth Group, Inc.	182,346
1,968	@	WellPoint, Inc.	140,869
			461,395
		Home Builders: 0.0%
100		Lennar Corp.	4,791
			4,791
		Home Furnishings: 0.1%
100		Harman International Industries, Inc.	8,473
170		Whirlpool Corp.	15,286
			23,759
		Household Products/Wares: 0.2%
110		Clorox Co.	6,951
328		Fortune Brands, Inc.	24,272
937		Kimberly-Clark Corp.	56,848
			88,071
		Housewares: 0.0%
618		Newell Rubbermaid, Inc.	16,352
			16,352
		Insurance: 2.2%
612	@@	ACE Ltd.	$31,683
886		Aflac, Inc.	41,465
1,144		Allstate Corp.	62,931
267		AMBAC Financial Group, Inc.	21,400
4,699		American International Group, Inc.	285,699
550		AON Corp.	19,608
1,192		Chubb Corp.	60,232
318		Cigna Corp.	29,491
331		Cincinnati Financial Corp.	15,173
600		Genworth Financial, Inc.	20,094
776		Hartford Financial Services Group, Inc.	68,241
597		Lincoln National Corp.	33,539
63		Loews Corp.	2,141
297		MBIA, Inc.	16,968
1,861		Metlife, Inc.	95,786
287		MGIC Investment Corp.	18,905
708		Principal Financial Group	38,692
1,488		Progressive Corp.	40,697
1,173		Prudential Financial, Inc.	89,324
418		Safeco Corp.	23,145
1,230		St. Paul Cos.	54,145
277		Torchmark Corp.	16,310
710		UnumProvident Corp.	12,752
			1,098,421
		Internet: 0.6%
1,000	@	Amazon.com, Inc.	34,610
2,116	@	eBay, Inc.	69,426
400	@	Google, Inc.	148,728
250	@	Monster Worldwide, Inc.	12,218
1,959	@	Symantec Corp.	30,560
400	@	VeriSign, Inc.	8,980
			304,522
		Iron/Steel: 0.1%
476		Nucor Corp.	50,109
283		United States Steel Corp.	18,786
			68,895
		Leisure Time: 0.1%
188		Brunswick Corp.	6,755
857		Carnival Corp.	34,203
412		Harley-Davidson, Inc.	20,538
354		Sabre Holdings Corp.	7,576
			69,072
		Lodging: 0.2%
400		Harrah’s Entertainment, Inc.	30,416
747		Hilton Hotels Corp.	20,513
366		Marriott International, Inc.	26,473
404		Starwood Hotels & Resorts	24,684
			102,086
		Machinery-Construction & Mining: 0.2%
1,200		Caterpillar, Inc.	87,540
			87,540
		Machinery-Diversified: 0.1%
106		Cummins, Inc.	11,682
100		Deere & Co.	8,560
416		Rockwell Automation, Inc.	28,404
			48,646

See Accompanying Notes to Financial Statements

125

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Media: 1.1%
1,922		CBS Corp. Class B	$49,799
200		Clear Channel Communications, Inc.	6,160
3,800	@	Comcast Corp.	122,094
200		EW Scripps Co.	9,256
79		Gannett Co., Inc.	4,267
1,002		McGraw-Hill Cos., Inc.	51,703
95		Meredith Corp.	4,755
289		New York Times Co.	6,982
4,450		News Corp., Inc.	84,862
1,607		Time Warner, Inc.	27,656
400	@	Univision Communications, Inc.	14,380
1,522	@	Viacom, Inc. - Class B	57,456
3,920		Walt Disney Co.	119,560
			558,930
		Mining: 0.2%
400		Alcoa, Inc.	12,688
600		Freeport-McMoRan Copper & Gold, Inc.	33,594
200		Newmont Mining Corp.	10,430
328		Phelps Dodge Corp.	28,106
			84,818
		Miscellaneous Manufacturing: 2.2%
1,370		3M Co.	114,614
213	@	Cooper Industries Ltd.	18,970
425		Danaher Corp.	27,247
353		Dover Corp.	17,241
500		Eastman Kodak Co.	12,055
296		Eaton Corp.	21,768
18,955		General Electric Co.	649,398
1,559		Honeywell International, Inc.	64,200
828		Illinois Tool Works, Inc.	41,110
528	@@	Ingersoll-Rand Co.	23,026
430		ITT Industries, Inc.	22,425
400		Leggett & Platt, Inc.	10,156
218		Parker Hannifin Corp.	17,008
237		Textron, Inc.	21,550
700	@@	Tyco International Ltd.	18,977
			1,079,745
		Office/Business Equipment: 0.1%
359		Pitney Bowes, Inc.	14,640
2,044	@	Xerox Corp.	28,064
			42,704
		Oil & Gas: 4.3%
854		Anadarko Petroleum Corp.	42,418
448		Apache Corp.	29,066
4,897		ChevronTexaco Corp.	292,792
3,701		ConocoPhillips	234,236
774		Devon Energy Corp.	44,397
426		EOG Resources, Inc.	27,971
16,917		ExxonMobil Corp.	1,030,406
110		Hess Corp.	16,500
265		Kerr-McGee Corp.	28,315
1,026		Marathon Oil Corp.	77,001
300		Murphy Oil Corp.	15,819
500	@,@@	Nabors Industries Ltd.	17,955
1,140		Occidental Petroleum Corp.	112,963
200		Rowan Cos., Inc.	7,964
374		Sunoco, Inc.	25,653
1,728		Valero Energy Corp.	$106,013
600		XTO Energy, Inc.	24,732
			2,134,201
		Oil & Gas Services: 0.5%
500		Baker Hughes, Inc.	43,150
900		Halliburton Co.	67,131
2,000		Schlumberger Ltd.	131,140
			241,421
		Packaging & Containers: 0.0%
260		Ball Corp.	9,729
197		Sealed Air Corp.	10,159
			19,888
		Pharmaceuticals: 2.4%
2,950		Abbott Laboratories	125,965
293		Allergan, Inc.	27,782
730		AmerisourceBergen Corp.	31,821
200	@	Barr Pharmaceuticals, Inc.	10,540
700		Bristol-Myers Squibb Co.	17,185
1,058		Cardinal Health, Inc.	70,791
811		Caremark Rx, Inc.	38,904
430	@	Express Scripts, Inc.	31,510
609	@	Forest Laboratories, Inc.	22,825
824	@	Gilead Sciences, Inc.	47,240
415	@	Hospira, Inc.	18,596
844	@	King Pharmaceuticals, Inc.	15,006
574	@	Medco Health Solutions, Inc.	30,939
6,689		Merck & Co., Inc.	222,677
400		Mylan Laboratories	8,364
13,506		Pfizer, Inc.	319,552
2,750		Schering-Plough Corp.	52,415
250	@	Watson Pharmaceuticals, Inc.	6,333
2,444		Wyeth	111,789
			1,210,234
		Pipelines: 0.1%
177		Kinder Morgan, Inc.	17,785
229		Williams Cos., Inc.	5,175
			22,960
		Real Estate Investment Trusts: 0.1%
200		Apartment Investment & Management Co.	8,650
100		Archstone-Smith Trust	4,835
400		Kimco Realty Corp.	14,340
200		Public Storage, Inc.	14,336
376		Simon Property Group LP	29,941
			72,102
		Retail: 2.8%
350	@	Autonation, Inc.	7,592
100	@	Autozone, Inc.	9,073
628	@	Bed Bath & Beyond, Inc.	22,087
1,039		Best Buy Co., Inc.	55,067
393		Circuit City Stores, Inc.	11,810
1,136		Costco Wholesale Corp.	60,128
1,400		CVS Corp.	39,060
391		Darden Restaurants, Inc.	13,845
500		Dollar General Corp.	8,150
200		Family Dollar Stores, Inc.	4,996
586		Federated Department Stores	42,678
1,118		Gap, Inc.	20,348

See Accompanying Notes to Financial Statements

126

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
3,812		Home Depot, Inc.	$145,313
642		JC Penney Co., Inc.	39,008
600	@	Kohl’s Corp.	32,214
582		Limited Brands	15,807
1,431		Lowe’s Cos., Inc.	89,123
3,852		McDonald’s Corp.	127,771
448		Nordstrom, Inc.	16,500
962	@	Office Depot, Inc.	39,990
230	@	Sears Holding Corp.	34,930
2,167		Staples, Inc.	50,903
1,942	@	Starbucks Corp.	69,232
1,701		Target Corp.	83,213
340		Tiffany & Co.	11,625
1,080		TJX Cos., Inc.	25,607
4,310		Wal-Mart Stores, Inc.	208,820
1,893		Walgreen Co.	76,856
239		Wendy’s International, Inc.	14,407
646		Yum! Brands, Inc.	32,558
			1,408,711
		Savings & Loans: 0.1%
472		Golden West Financial Corp.	34,503
100		Sovereign Bancorp, Inc.	2,230
437		Washington Mutual, Inc.	20,063
			56,796
		Semiconductors: 1.2%
1,200	@	Advanced Micro Devices, Inc.	37,068
670	@	Altera Corp.	13,105
699		Analog Devices, Inc.	23,577
3,082		Applied Materials, Inc.	52,117
175	@	Broadcom Corp.	5,917
1,247	@	Freescale Semiconductor, Inc.	38,919
10,321		Intel Corp.	185,984
33		KLA-Tencor Corp.	1,354
503		Linear Technology Corp.	16,976
650	@	LSI Logic Corp.	6,325
412		Maxim Integrated Products	12,661
1,200	@	Micron Technology, Inc.	19,872
1,007		National Semiconductor Corp.	25,860
300	@	Novellus Systems, Inc.	6,948
600	@	Nvidia Corp.	13,788
466	@	QLogic Corp.	8,332
2,833		Texas Instruments, Inc.	88,475
600		Xilinx, Inc.	15,600
			572,878
		Software: 1.5%
924	@	Adobe Systems, Inc.	26,454
542	@	Autodesk, Inc.	19,723
1,063		Automatic Data Processing, Inc.	48,335
664	@	BMC Software, Inc.	13,380
931		CA, Inc.	20,231
396	@	Citrix Systems, Inc.	14,882
1,159	@	Compuware Corp.	8,530
508	@	Electronic Arts, Inc.	21,372
1,369		First Data Corp.	63,125
439	@	Fiserv, Inc.	18,943
437		IMS Health, Inc.	11,790
378	@	Intuit, Inc.	20,900
15,987		Microsoft Corp.	362,106
697	@	Novell, Inc.	5,388
6,936	@	Oracle Corp.	98,630
308	@	Parametric Technology Corp.	$4,109
			757,898
		Telecommunications: 2.7%
700		Alltel Corp.	43,295
7,034		AT&T, Inc.	183,306
783	@	Avaya, Inc.	9,247
4,410		BellSouth Corp.	148,926
280		CenturyTel, Inc.	10,010
14,901	@	Cisco Systems, Inc.	293,252
600		Citizens Communications Co.	7,608
400	@	Comverse Technology, Inc.	9,008
2,796	@	Corning, Inc.	67,803
312	@	Embarq Corp.	13,001
6,089		Motorola, Inc.	128,417
2,924		Qualcomm, Inc.	132,194
5,540		Sprint Corp. - FON Group	117,503
1,057	@	Tellabs, Inc.	15,115
5,245		Verizon Communications, Inc.	163,696
			1,342,381
		Textiles: 0.0%
361		Cintas Corp.	15,292
			15,292
		Toys/Games/Hobbies: 0.1%
555		Hasbro, Inc.	10,290
776		Mattel, Inc.	13,045
			23,335
		Transportation: 0.8%
622		Burlington Northern Santa Fe Corp.	48,149
430		CSX Corp.	28,776
485		FedEx Corp.	52,996
1,175		Norfolk Southern Corp.	61,993
450		Union Pacific Corp.	41,760
2,002		United Parcel Service, Inc.	161,261
			394,935
		Total Common Stock (Cost $21,032,205)	21,755,476

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 56.5%

		U.S. Treasury STRIP: 56.5%
$32,949,000		5.010%, due 08/15/09	28,107,276
		Total U.S. Treasury Obligations (Cost $29,189,452)	28,107,276
		Total Long-Term Investments (Cost $50,221,657)	49,862,752

See Accompanying Notes to Financial Statements

127

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.7%

	Repurchase Agreement: 0.7%
$328,000	Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $328,046 to be received upon repurchase (Collateralized by $334,000 Federal Home Loan Mortgage Corporation, 4.625%, Market Value plus accrued interest $334,744 due 02/21/08)		$328,000
	Total Short-Term Investments (Cost $328,000)		328,000
	Total Investments in Securities (Cost $50,549,657)*	100.9%	$50,190,752
	Other Assets and Liabilities, Net	(0.9)	(436,303)
	Net Assets	100.0%	$49,754,449

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $51,177,107.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$896,265
	Gross Unrealized Depreciation	(1,882,620)
	Net Unrealized Depreciation	$(986,355)

See Accompanying Notes to Financial Statements

128

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XI	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 38.5%

		Advertising: 0.1%
257		Omnicom Group	$24,443
			24,443
		Aerospace/Defense: 1.1%
1,449		Boeing Co.	120,629
554		General Dynamics Corp.	35,257
150		Goodrich Corp.	6,395
160		L-3 Communications Holdings, Inc.	11,674
626		Lockheed Martin Corp.	45,379
474		Northrop Grumman Corp.	30,658
642		Raytheon Co.	29,436
205		Rockwell Collins, Inc.	11,193
1,148		United Technologies Corp.	71,773
			362,394
		Agriculture: 0.8%
2,219		Altria Group, Inc.	160,545
1,232		Archer-Daniels-Midland Co.	51,214
357		Monsanto Co.	30,045
158		Reynolds America, Inc.	17,371
			259,175
		Airlines: 0.0%
750		Southwest Airlines Co.	12,075
			12,075
		Apparel: 0.2%
766	@	Coach, Inc.	22,275
162		Jones Apparel Group, Inc.	5,255
183		Liz Claiborne, Inc.	7,077
228		Nike, Inc.	18,311
104		VF Corp.	6,545
			59,463
		Auto Manufacturers: 0.1%
2,983		Ford Motor Co.	21,358
120	@	Navistar International Corp.	3,190
200		Paccar, Inc.	15,370
			39,918
		Auto Parts & Equipment: 0.1%
323	@	Goodyear Tire & Rubber Co.	4,109
252		Johnson Controls, Inc.	21,463
			25,572
		Banks: 2.4%
332		AmSouth Bancorp	8,898
5,071		Bank of America Corp.	245,436
927		Bank of New York	30,804
580		BB&T Corp.	24,111
253		Comerica, Inc.	13,852
120		Compass Bancshares, Inc.	6,678
62		First Horizon National Corp.	2,478
250		Huntington Bancshares, Inc.	5,880
551		Keycorp	19,682
107		M&T Bank Corp.	12,316
298		Marshall & Ilsley Corp.	13,511
427		Mellon Financial Corp.	15,449
1,021		National City Corp.	37,654
217		Northern Trust Corp.	12,135
361		PNC Financial Services Group, Inc.	$24,877
450		Regions Financial Corp.	15,233
375		State Street Corp.	23,288
461		SunTrust Banks, Inc.	34,902
56		Synovus Financial Corp.	1,473
1,975		US Bancorp.	60,968
1,757		Wachovia Corp.	94,000
1,879		Wells Fargo & Co.	124,709
126		Zions Bancorporation	10,210
			838,544
		Beverages: 1.0%
879		Anheuser-Busch Cos., Inc.	40,118
87		Brown-Forman Corp.	6,638
3,043		Coca-Cola Co.	133,983
398		Coca-Cola Enterprises, Inc.	7,825
250	@	Constellation Brands, Inc.	6,175
224		Pepsi Bottling Group, Inc.	7,020
2,412		PepsiCo, Inc.	145,830
			347,589
		Biotechnology: 0.3%
1,284	@	Amgen, Inc.	86,786
400	@	Biogen Idec, Inc.	18,652
47	@	Genzyme Corp.	2,797
59	@	Millipore Corp.	4,095
			112,330
		Building Materials: 0.1%
229		American Standard Cos., Inc.	9,730
450		Masco Corp.	13,959
143		Vulcan Materials Co.	11,161
			34,850
		Chemicals: 0.6%
296		Air Products & Chemicals, Inc.	19,196
1,143		Dow Chemical Co.	45,571
118		Eastman Chemical Co.	6,653
280		Ecolab, Inc.	10,839
1,000		EI DuPont de Nemours & Co.	42,530
147		Engelhard Corp.	5,723
146		International Flavors & Fragrances, Inc.	5,196
372		PPG Industries, Inc.	23,934
460		Praxair, Inc.	24,242
307		Rohm & Haas Co.	15,476
161		Sherwin-Williams Co.	7,788
			207,148
		Commercial Services: 0.4%
200	@	Apollo Group, Inc.	10,462
1,128		Cendant Corp.	18,240
286		Equifax, Inc.	10,319
420		H&R Block, Inc.	9,555
570		McKesson Corp.	28,215
302		Moody’s Corp.	15,795
468		Paychex, Inc.	17,180
201		Robert Half International, Inc.	8,249
287		RR Donnelley & Sons Co.	9,236
			127,251

See Accompanying Notes to Financial Statements

129

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XI	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers: 1.8%
180	@	Affiliated Computer Services, Inc.	$8,986
898	@	Apple Computer, Inc.	53,673
204	@	Computer Sciences Corp.	11,475
2,571	@	Dell, Inc.	65,252
534	@	Electronic Data Systems Corp.	13,094
2,611		EMC Corp.	33,421
5,070		Hewlett-Packard Co.	164,167
2,887		International Business Machines Corp.	230,671
19	@	Lexmark International, Inc.	1,088
238	@	NCR Corp.	9,301
444	@	Network Appliance, Inc.	14,208
200	@	Sandisk Corp.	11,254
381	@	Unisys Corp.	2,507
			619,097
		Cosmetics/Personal Care: 0.9%
123		Alberto-Culver Co.	5,721
450		Avon Products, Inc.	14,265
549		Colgate-Palmolive Co.	33,127
150		Estee Lauder Cos., Inc.	6,141
4,845		Procter & Gamble Co.	262,841
			322,095
		Distribution/Wholesale: 0.1%
305		Genuine Parts Co.	13,133
98		WW Grainger, Inc.	7,072
			20,205
		Diversified Financial Services: 3.5%
1,385		American Express Co.	75,289
317		Ameriprise Financial, Inc.	14,509
366		Capital One Financial Corp.	30,294
1,200		Charles Schwab Corp.	19,992
348		CIT Group, Inc.	17,887
5,464		Citigroup, Inc.	269,375
638		Countrywide Financial Corp.	24,423
450	@	E*Trade Financial Corp.	10,922
1,041		Fannie Mae	51,790
57		Federated Investors, Inc.	1,831
263		Franklin Resources, Inc.	23,657
750		Freddie Mac	45,030
793		Goldman Sachs Group, Inc.	119,679
250		Janus Capital Group, Inc.	4,503
3,850		JPMorgan Chase & Co.	164,164
150		Legg Mason, Inc.	14,390
1,054		Lehman Brothers Holdings, Inc.	70,207
1,021		Merrill Lynch & Co., Inc.	73,931
1,985		Morgan Stanley	118,346
451		SLM Corp.	24,246
160		T. Rowe Price Group, Inc.	12,656
230		The Bear Stearns Cos., Inc.	30,763
			1,217,884
		Electric: 1.0%
758	@	AES Corp.	13,947
244	@	Allegheny Energy, Inc.	8,899
659		American Electric Power Co., Inc.	22,584
420		CenterPoint Energy Resources Corp.	5,036
460	@	CMS Energy Corp.	5,906
317		Consolidated Edison, Inc.	$13,980
212		Constellation Energy Group, Inc.	10,960
100		Dominion Resources, Inc.	7,258
200		DTE Energy Co.	8,084
1,700		Duke Energy Corp.	47,974
394		Edison International	15,461
150		Exelon Corp.	8,492
523		FirstEnergy Corp.	27,416
532		FPL Group, Inc.	21,190
442		Pacific Gas & Electric Co.	17,539
150		Pinnacle West Capital Corp.	5,909
456		PPL Corp.	13,575
100		Progress Energy, Inc.	4,204
342		Public Service Enterprise Group, Inc.	21,796
250		Southern Co.	7,993
235		TECO Energy, Inc.	3,530
618		TXU Corp.	35,411
510		Xcel Energy, Inc.	9,573
			336,717
		Electrical Components & Equipment: 0.2%
577		Emerson Electric Co.	47,614
150		Molex, Inc.	5,325
			52,939
		Electronics: 0.2%
706	@	Agilent Technologies, Inc.	24,632
278		Applera Corp. - Applied Biosystems Group	8,229
274		Jabil Circuit, Inc.	9,541
195		PerkinElmer, Inc.	4,068
520	@	Sanmina-SCI Corp.	2,444
1,300	@	Solectron Corp.	4,628
181	@	Thermo Electron Corp.	6,650
154	@	Waters Corp.	6,414
			66,606
		Engineering & Construction: 0.0%
100		Fluor Corp.	8,766
			8,766
		Entertainment: 0.1%
470		International Game Technology	17,498
			17,498
		Environmental Control: 0.1%
529		Waste Management, Inc.	19,372
			19,372
		Food: 0.5%
450		Albertson’s, Inc.	11,525
216		Campbell Soup Co.	7,601
549		ConAgra Foods, Inc.	12,407
430		General Mills, Inc.	22,313
400		HJ Heinz Co.	16,940
341		Kellogg Co.	16,061
728		Kroger Co.	14,640
192		McCormick & Co., Inc.	6,614
407		Safeway, Inc.	9,597
863		Sara Lee Corp.	14,645
280		Supervalu, Inc.	8,165
150		Whole Foods Market, Inc.	9,750

See Accompanying Notes to Financial Statements

130

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XI	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
341		WM Wrigley Jr. Co.	$15,591
			165,849
		Forest Products & Paper: 0.1%
100		International Paper Co.	3,398
203		Louisiana-Pacific Corp.	4,925
272		MeadWestvaco Corp.	7,453
27		Plum Creek Timber Co., Inc.	965
196		Temple-Inland, Inc.	8,430
300		Weyerhaeuser Co.	19,188
			44,359
		Gas: 0.1%
75		Nicor, Inc.	3,074
417		Sempra Energy	18,752
			21,826
		Hand/Machine Tools: 0.1%
162		Black & Decker Corp.	14,088
92		Snap-On, Inc.	3,853
159		Stanley Works	7,719
			25,660
		Healthcare-Products: 0.9%
70		Bausch & Lomb, Inc.	3,441
682		Baxter International, Inc.	25,711
326		Becton Dickinson & Co.	19,700
143		CR Bard, Inc.	10,583
3,257		Johnson & Johnson	196,137
446	@	St. Jude Medical, Inc.	15,209
350		Stryker Corp.	15,365
300	@	Zimmer Holdings, Inc.	18,165
			304,311
		Healthcare-Services: 0.8%
844		Aetna, Inc.	32,460
260	@	Coventry Health Care, Inc.	13,585
348	@	Humana, Inc.	17,619
181	@	Laboratory Corp. of America Holdings	10,744
212		Quest Diagnostics	11,817
2,476		UnitedHealth Group, Inc.	108,845
1,256	@	WellPoint, Inc.	89,904
			284,974
		Home Builders: 0.0%
150		Lennar Corp.	7,187
			7,187
		Home Furnishings: 0.0%
100		Harman International Industries, Inc.	8,473
40		Whirlpool Corp.	3,597
			12,070
		Household Products/Wares: 0.1%
50		Avery Dennison Corp.	2,970
36		Clorox Co.	2,275
182		Fortune Brands, Inc.	13,468
514		Kimberly-Clark Corp.	31,184
			49,897
		Housewares: 0.0%
358		Newell Rubbermaid, Inc.	$9,473
			9,473
		Insurance: 1.9%
365	@@	ACE Ltd.	18,896
547		Aflac, Inc.	25,600
723		Allstate Corp.	39,772
142		AMBAC Financial Group, Inc.	11,381
2,842		American International Group, Inc.	172,794
420		AON Corp.	14,973
740		Chubb Corp.	37,392
214		Cigna Corp.	19,846
197		Cincinnati Financial Corp.	9,030
450		Genworth Financial, Inc.	15,071
413		Hartford Financial Services Group, Inc.	36,319
491		Lincoln National Corp.	27,584
48		Loews Corp.	1,631
183		MBIA, Inc.	10,455
1,136		Metlife, Inc.	58,470
105		MGIC Investment Corp.	6,916
473		Principal Financial Group	25,849
1,032		Progressive Corp.	28,225
683		Prudential Financial, Inc.	52,010
160		Safeco Corp.	8,859
750		St. Paul Cos.	33,015
152		Torchmark Corp.	8,950
403		UnumProvident Corp.	7,238
			670,276
		Internet: 0.5%
550	@	Amazon.com, Inc.	19,036
1,316	@	eBay, Inc.	43,178
250	@	Google, Inc.	92,955
30	@	Monster Worldwide, Inc.	1,466
1,196	@	Symantec Corp.	18,658
50	@	VeriSign, Inc.	1,123
			176,416
		Iron/Steel: 0.1%
365		Nucor Corp.	38,424
136		United States Steel Corp.	9,028
			47,452
		Leisure Time: 0.1%
158		Brunswick Corp.	5,677
445		Carnival Corp.	17,760
395		Harley-Davidson, Inc.	19,691
253		Sabre Holdings Corp.	5,414
			48,542
		Lodging: 0.2%
200		Harrah’s Entertainment, Inc.	15,208
386		Hilton Hotels Corp.	10,600
241		Marriott International, Inc.	17,432
283		Starwood Hotels & Resorts	17,291
			60,531
		Machinery-Construction & Mining: 0.2%
700		Caterpillar, Inc.	51,065
			51,065

See Accompanying Notes to Financial Statements

131

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XI	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Diversified: 0.1%
54		Cummins, Inc.	$5,951
50		Deere & Co.	4,280
201		Rockwell Automation, Inc.	13,724
			23,955
		Media: 1.0%
1,151		CBS Corp. - Class B	29,822
150		Clear Channel Communications, Inc.	4,620
2,300	@	Comcast Corp.	73,899
100		EW Scripps Co.	4,628
50		Gannett Co., Inc.	2,701
658		McGraw-Hill Cos., Inc.	33,953
54		Meredith Corp.	2,703
167		New York Times Co.	4,035
2,780		News Corp., Inc.	53,015
979		Time Warner, Inc.	16,849
300	@	Univision Communications, Inc.	10,785
901	@	Viacom, Inc. - Class B	34,013
2,379		Walt Disney Co.	72,560
			343,583
		Mining: 0.2%
200		Alcoa, Inc.	6,344
400		Freeport-McMoRan Copper & Gold, Inc.	22,396
100		Newmont Mining Corp.	5,215
278		Phelps Dodge Corp.	23,822
			57,777
		Miscellaneous Manufacturing: 1.9%
837		3M Co.	70,023
127	@	Cooper Industries Ltd.	11,311
338		Danaher Corp.	21,669
253		Dover Corp.	12,357
350		Eastman Kodak Co.	8,439
189		Eaton Corp.	13,899
11,413		General Electric Co.	391,009
1,006		Honeywell International, Inc.	41,427
518		Illinois Tool Works, Inc.	25,719
420	@@	Ingersoll-Rand Co.	18,316
236		ITT Industries, Inc.	12,307
250		Leggett & Platt, Inc.	6,348
133		Parker Hannifin Corp.	10,377
157		Textron, Inc.	14,276
400	@@	Tyco International Ltd.	10,844
			668,321
		Office/Business Equipment: 0.1%
253		Pitney Bowes, Inc.	10,317
969	@	Xerox Corp.	13,304
			23,621
		Oil & Gas: 3.8%
520		Anadarko Petroleum Corp.	25,828
334		Apache Corp.	21,670
2,977		ChevronTexaco Corp.	177,995
2,249		ConocoPhillips	142,339
487		Devon Energy Corp.	27,934
338		EOG Resources, Inc.	22,193
10,198		ExxonMobil Corp.	621,160
68		Hess Corp.	10,200
147		Kerr-McGee Corp.	15,707
597		Marathon Oil Corp.	$44,805
200		Murphy Oil Corp.	10,546
300	@,@@	Nabors Industries Ltd.	10,773
713		Occidental Petroleum Corp.	70,651
100		Rowan Cos., Inc.	3,982
186		Sunoco, Inc.	12,758
1,082		Valero Energy Corp.	66,381
400		XTO Energy, Inc.	16,488
			1,301,410
		Oil & Gas Services: 0.4%
400		Baker Hughes, Inc.	34,520
465		Halliburton Co.	34,684
1,200		Schlumberger Ltd.	78,684
			147,888
		Packaging & Containers: 0.1%
140		Ball Corp.	5,239
150		Bemis Co.	4,560
250	@	Pactiv Corp.	6,168
116		Sealed Air Corp.	5,982
			21,949
		Pharmaceuticals: 2.1%
1,750		Abbott Laboratories	74,725
181		Allergan, Inc.	17,162
476		AmerisourceBergen Corp.	20,749
150	@	Barr Pharmaceuticals, Inc.	7,905
450		Bristol-Myers Squibb Co.	11,048
583		Cardinal Health, Inc.	39,009
459		Caremark Rx, Inc.	22,018
192	@	Express Scripts, Inc.	14,070
398	@	Forest Laboratories, Inc.	14,917
476	@	Gilead Sciences, Inc.	27,289
362	@	Hospira, Inc.	16,221
375	@	King Pharmaceuticals, Inc.	6,668
363	@	Medco Health Solutions, Inc.	19,566
3,984		Merck & Co., Inc.	132,627
250		Mylan Laboratories	5,228
7,954		Pfizer, Inc.	188,192
1,700		Schering-Plough Corp.	32,402
240	@	Watson Pharmaceuticals, Inc.	6,079
1,454		Wyeth	66,506
			722,381
		Pipelines: 0.0%
132		Kinder Morgan, Inc.	13,263
137		Williams Cos., Inc.	3,096
			16,359
		Real Estate Investment Trusts: 0.1%
120		Apartment Investment & Management Co.	5,190
70		Archstone-Smith Trust	3,385
250		Kimco Realty Corp.	8,963
100		Public Storage, Inc.	7,168
286		Simon Property Group LP	22,774
			47,480
		Retail: 2.4%
220	@	Autonation, Inc.	4,772
50	@	Autozone, Inc.	4,537
395	@	Bed Bath & Beyond, Inc.	13,892
579		Best Buy Co., Inc.	30,687

See Accompanying Notes to Financial Statements

132

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XI	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
208		Circuit City Stores, Inc.	$6,250
674		Costco Wholesale Corp.	35,675
850		CVS Corp.	23,715
162		Darden Restaurants, Inc.	5,736
350		Dollar General Corp.	5,705
100		Family Dollar Stores, Inc.	2,498
323		Federated Department Stores	23,524
642		Gap, Inc.	11,684
2,273		Home Depot, Inc.	86,647
401		JC Penney Co., Inc.	24,365
390	@	Kohl’s Corp.	20,939
428		Limited Brands	11,624
828		Lowe’s Cos., Inc.	51,568
2,232		McDonald’s Corp.	74,035
274		Nordstrom, Inc.	10,091
529	@	Office Depot, Inc.	21,991
140	@	Sears Holding Corp.	21,262
1,271		Staples, Inc.	29,856
1,130	@	Starbucks Corp.	40,285
995		Target Corp.	48,675
80		Tiffany & Co.	2,735
445		TJX Cos., Inc.	10,551
2,611		Wal-Mart Stores, Inc.	126,503
1,113		Walgreen Co.	45,188
157		Wendy’s International, Inc.	9,464
457		Yum! Brands, Inc.	23,033
			827,487
		Savings & Loans: 0.1%
318		Golden West Financial Corp.	23,246
100		Sovereign Bancorp, Inc.	2,230
246		Washington Mutual, Inc.	11,294
			36,770
		Semiconductors: 1.0%
700	@	Advanced Micro Devices, Inc.	21,623
428	@	Altera Corp.	8,372
503		Analog Devices, Inc.	16,966
1,866		Applied Materials, Inc.	31,554
105	@	Broadcom Corp.	3,550
738	@	Freescale Semiconductor, Inc.	23,033
6,202		Intel Corp.	111,760
51		KLA-Tencor Corp.	2,093
357		Linear Technology Corp.	12,049
450	@	LSI Logic Corp.	4,379
350		Maxim Integrated Products	10,756
650	@	Micron Technology, Inc.	10,764
570		National Semiconductor Corp.	14,638
200	@	Novellus Systems, Inc.	4,632
480	@	Nvidia Corp.	11,030
238	@	QLogic Corp.	4,255
1,707		Texas Instruments, Inc.	53,310
400		Xilinx, Inc.	10,400
			355,164
		Software: 1.3%
540	@	Adobe Systems, Inc.	15,460
370	@	Autodesk, Inc.	13,464
630		Automatic Data Processing, Inc.	28,646
423	@	BMC Software, Inc.	8,523
496		CA, Inc.	10,778
230	@	Citrix Systems, Inc.	8,643
564	@	Compuware Corp.	4,151
361	@	Electronic Arts, Inc.	$15,187
833		First Data Corp.	38,410
267	@	Fiserv, Inc.	11,521
64		IMS Health, Inc.	1,727
280	@	Intuit, Inc.	15,481
9,590		Microsoft Corp.	217,214
415	@	Novell, Inc.	3,208
4,217	@	Oracle Corp.	59,966
232	@	Parametric Technology Corp.	3,095
			455,474
		Telecommunications: 2.4%
450		Alltel Corp.	27,833
4,211		AT&T, Inc.	109,739
488	@	Avaya, Inc.	5,763
2,700		BellSouth Corp.	91,179
171		CenturyTel, Inc.	6,113
9,177	@	Cisco Systems, Inc.	180,603
400		Citizens Communications Co.	5,072
258	@	Comverse Technology, Inc.	5,810
1,655	@	Corning, Inc.	40,134
184	@	Embarq Corp.	7,667
3,656		Motorola, Inc.	77,105
1,860		Qualcomm, Inc.	84,091
3,294		Sprint Corp. - FON Group	69,866
395	@	Tellabs, Inc.	5,649
3,112		Verizon Communications, Inc.	97,126
			813,750
		Textiles: 0.0%
218		Cintas Corp.	9,234
			9,234
		Toys/Games/Hobbies: 0.0%
374		Hasbro, Inc.	6,934
464		Mattel, Inc.	7,800
			14,734
		Transportation: 0.8%
476		Burlington Northern Santa Fe Corp.	36,847
244		CSX Corp.	16,328
367		FedEx Corp.	40,102
760		Norfolk Southern Corp.	40,098
330		Union Pacific Corp.	30,624
1,196		United Parcel Service, Inc.	96,338
			260,337
		Total Common Stock (Cost $12,738,169)	13,259,493
Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 48.9%

		Federal National Mortgage Association: 48.9%
$20,000,000		5.610%, due 09/15/09	16,842,940
		Total U.S. Government Agency Obligations (Cost $17,726,233)	16,842,940

See Accompanying Notes to Financial Statements

133

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XI	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 12.2%

	U.S. Treasury STRIP: 12.2%
$4,983,000	5.040%, due 11/15/09		$4,195,576
	Total U.S. Treasury Obligations (Cost $4,305,092)		4,195,576
	Total Long-Term Investments (Cost $34,769,494)		34,298,009

SHORT-TERM INVESTMENTS: 0.8%

	Repurchase Agreement: 0.8%
261,000	Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $261,036 to be received upon repurchase (Collateralized by $266,000 Federal Home Loan Mortgage Corporation, 4.625%, Market Value plus accrued 261,000 interest $266,592 due 02/21/08)		261,000
	Total Short-Term Investments (Cost $261,000)		261,000
	Total Investments in Securities (Cost $35,030,494)*	100.4%	$34,559,009
	Other Assets and Liabilities-Net	(0.4)	(132,291)
	Net Assets	100.0%	$34,426,718

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $35,321,457.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$745,220
	Gross Unrealized Depreciation	(1,507,668)
	Net Unrealized Depreciation	$(762,448)

See Accompanying Notes to Financial Statements

134

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 36.8%

		Advertising: 0.1%
120		Omnicom Group	$11,413
			11,413
		Aerospace/Defense: 1.1%
679		Boeing Co.	56,527
352		General Dynamics Corp.	22,401
70		Goodrich Corp.	2,984
71		L-3 Communications Holdings, Inc.	5,180
349		Lockheed Martin Corp.	25,299
225		Northrop Grumman Corp.	14,553
345		Raytheon Co.	15,818
139		Rockwell Collins, Inc.	7,589
480		United Technologies Corp.	30,010
			180,361
		Agriculture: 0.7%
961		Altria Group, Inc.	69,528
528		Archer-Daniels-Midland Co.	21,949
166		Monsanto Co.	13,971
76		Reynolds America, Inc.	8,355
			113,803
		Airlines: 0.0%
300		Southwest Airlines Co.	4,830
			4,830
		Apparel: 0.2%
310	@	Coach, Inc.	9,015
82		Jones Apparel Group, Inc.	2,660
93		Liz Claiborne, Inc.	3,596
108		Nike, Inc.	8,673
84		VF Corp.	5,286
			29,230
		Auto Manufacturers: 0.1%
1,244		Ford Motor Co.	8,907
100		Paccar, Inc.	7,685
			16,592
		Auto Parts & Equipment: 0.1%
164	@	Goodyear Tire & Rubber Co.	2,086
108		Johnson Controls, Inc.	9,198
			11,284
		Banks: 2.4%
219		AmSouth Bancorp	5,869
2,251		Bank of America Corp.	108,948
317		Bank of New York	10,534
347		BB&T Corp.	14,425
154		Comerica, Inc.	8,432
71		Compass Bancshares, Inc.	3,951
32		First Horizon National Corp.	1,279
137		Huntington Bancshares, Inc.	3,222
231		Keycorp	8,251
55		M&T Bank Corp.	6,331
151		Marshall & Ilsley Corp.	6,846
278		Mellon Financial Corp.	10,058
428		National City Corp.	15,785
111		Northern Trust Corp.	6,207
172		PNC Financial Services Group, Inc.	11,853
260		Regions Financial Corp.	$8,801
211		State Street Corp.	13,103
229		SunTrust Banks, Inc.	17,338
32		Synovus Financial Corp.	842
857		US Bancorp.	26,456
831		Wachovia Corp.	44,459
857		Wells Fargo & Co.	56,879
64		Zions Bancorporation	5,186
			395,055
		Beverages: 0.9%
333		Anheuser-Busch Cos., Inc.	15,198
45		Brown-Forman Corp.	3,434
1,382		Coca-Cola Co.	60,849
204		Coca-Cola Enterprises, Inc.	4,011
120	@	Constellation Brands, Inc.	2,964
115		Pepsi Bottling Group, Inc.	3,604
1,074		PepsiCo, Inc.	64,934
			154,994
		Biotechnology: 0.3%
600	@	Amgen, Inc.	40,554
190	@	Biogen Idec, Inc.	8,860
35	@	Genzyme Corp.	2,083
30	@	Millipore Corp.	2,082
			53,579
		Building Materials: 0.1%
97		American Standard Cos., Inc.	4,122
279		Masco Corp.	8,655
73		Vulcan Materials Co.	5,698
			18,475
		Chemicals: 0.5%
150		Air Products & Chemicals, Inc.	9,728
487		Dow Chemical Co.	19,417
50		Eastman Chemical Co.	2,819
140		Ecolab, Inc.	5,419
430		EI DuPont de Nemours & Co.	18,288
75		Engelhard Corp.	2,920
74		International Flavors & Fragrances, Inc.	2,634
134		PPG Industries, Inc.	8,622
184		Praxair, Inc.	9,697
136		Rohm & Haas Co.	6,856
63		Sherwin-Williams Co.	3,047
			89,447
		Commercial Services: 0.4%
90	@	Apollo Group, Inc.	4,708
470		Cendant Corp.	7,600
139		Equifax, Inc.	5,015
210		H&R Block, Inc.	4,778
279		McKesson Corp.	13,811
154		Moody’s Corp.	8,054
228		Paychex, Inc.	8,370
102		Robert Half International, Inc.	4,186
146		RR Donnelley & Sons Co.	4,698
			61,220
		Computers: 1.7%
80	@	Affiliated Computer Services, Inc.	3,994
374	@	Apple Computer, Inc.	22,354

See Accompanying Notes to Financial Statements

135

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Computers (continued)
119	@	Computer Sciences Corp.	$6,694
1,145	@	Dell, Inc.	29,060
298		Electronic Data Systems Corp.	7,307
1,165	@	EMC Corp.	14,912
2,336		Hewlett-Packard Co.	75,640
1,207		International Business Machines Corp.	96,439
16	@	Lexmark International, Inc.	916
106	@	NCR Corp.	4,142
207	@	Network Appliance, Inc.	6,624
100	@	Sandisk Corp.	5,627
244	@	Unisys Corp.	1,606
			275,315
		Cosmetics/Personal Care: 0.9%
62		Alberto-Culver Co.	2,884
260		Avon Products, Inc.	8,242
280		Colgate-Palmolive Co.	16,895
60		Estee Lauder Cos., Inc.	2,456
2,125		Procter & Gamble Co.	115,281
			145,758
		Distribution/Wholesale: 0.1%
156		Genuine Parts Co.	6,717
51		WW Grainger, Inc.	3,680
			10,397
		Diversified Financial Services: 3.2%
620		American Express Co.	33,703
164		Ameriprise Financial, Inc.	7,506
186		Capital One Financial Corp.	15,395
534		Charles Schwab Corp.	8,896
132		CIT Group, Inc.	6,785
2,448		Citigroup, Inc.	120,686
330		Countrywide Financial Corp.	12,632
220	@	E*Trade Financial Corp.	5,339
446		Fannie Mae	22,189
29		Federated Investors, Inc.	931
109		Franklin Resources, Inc.	9,805
290		Freddie Mac	17,412
317		Goldman Sachs Group, Inc.	47,851
120		Janus Capital Group, Inc.	2,161
1,660		JPMorgan Chase & Co.	70,782
70		Legg Mason, Inc.	6,715
424		Lehman Brothers Holdings, Inc.	28,243
425		Merrill Lynch & Co., Inc.	30,774
934		Morgan Stanley	55,685
210		SLM Corp.	11,290
71		T. Rowe Price Group, Inc.	5,616
117		The Bear Stearns Cos., Inc.	15,649
			536,045
		Electric: 1.0%
284	@	AES Corp.	5,226
123	@	Allegheny Energy, Inc.	4,486
264		American Electric Power Co., Inc.	9,047
240		CenterPoint Energy Resources Corp.	2,878
130	@	CMS Energy Corp.	1,669
161		Consolidated Edison, Inc.	7,100
109		Constellation Energy Group, Inc.	5,635
50		Dominion Resources, Inc.	$3,629
110		DTE Energy Co.	4,446
796		Duke Energy Corp.	22,463
196		Edison International	7,691
80		Exelon Corp.	4,529
287		FirstEnergy Corp.	15,045
250		FPL Group, Inc.	9,958
215		Pacific Gas & Electric Co.	8,531
70		Pinnacle West Capital Corp.	2,757
254		PPL Corp.	7,562
40		Progress Energy, Inc.	1,682
174		Public Service Enterprise Group, Inc.	11,089
110		Southern Co.	3,517
115		TECO Energy, Inc.	1,727
342		TXU Corp.	19,597
289		Xcel Energy, Inc.	5,425
			165,689
		Electrical Components & Equipment: 0.2%
303		Emerson Electric Co.	25,004
80		Molex, Inc.	2,840
			27,844
		Electronics: 0.2%
278	@	Agilent Technologies, Inc.	9,699
141		Applera Corp. - Applied Biosystems Group	4,174
139		Jabil Circuit, Inc.	4,840
99		PerkinElmer, Inc.	2,065
260	@	Sanmina-SCI Corp.	1,222
601	@	Solectron Corp.	2,140
93	@	Thermo Electron Corp.	3,417
78	@	Waters Corp.	3,249
			30,806
		Engineering & Construction: 0.0%
50		Fluor Corp.	4,383
			4,383
		Entertainment: 0.1%
220		International Game Technology	8,191
			8,191
		Environmental Control: 0.1%
311		Waste Management, Inc.	11,389
			11,389
		Food: 0.5%
200		Albertson’s, Inc.	5,122
107		Campbell Soup Co.	3,765
290		ConAgra Foods, Inc.	6,554
80	@	Dean Foods Co.	2,856
264		General Mills, Inc.	13,699
229		HJ Heinz Co.	9,698
145		Kellogg Co.	6,830
342		Kroger Co.	6,878
98		McCormick & Co., Inc.	3,376
268		Safeway, Inc.	6,319
396		Sara Lee Corp.	6,720
142		Supervalu, Inc.	4,141
90		Whole Foods Market, Inc.	5,850
162		WM Wrigley Jr. Co.	7,407
			89,215

See Accompanying Notes to Financial Statements

136

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.1%
60		International Paper Co.	$2,039
103		Louisiana-Pacific Corp.	2,499
138		MeadWestvaco Corp.	3,781
25		Plum Creek Timber Co., Inc.	894
100		Temple-Inland, Inc.	4,301
160		Weyerhaeuser Co.	10,234
			23,748
		Gas: 0.1%
38		Nicor, Inc.	1,557
252		Sempra Energy	11,332
			12,889
		Hand/Machine Tools: 0.1%
47		Black & Decker Corp.	4,087
47		Snap-On, Inc.	1,968
41		Stanley Works	1,991
			8,046
		Healthcare-Products: 0.8%
36		Bausch & Lomb, Inc.	1,769
254		Baxter International, Inc.	9,576
142		Becton Dickinson & Co.	8,581
73		CR Bard, Inc.	5,403
1,511		Johnson & Johnson	90,992
227	@	St. Jude Medical, Inc.	7,741
180		Stryker Corp.	7,902
140	@	Zimmer Holdings, Inc.	8,477
			140,441
		Healthcare-Services: 0.8%
342		Aetna, Inc.	13,153
170	@	Coventry Health Care, Inc.	8,883
176	@	Humana, Inc.	8,911
72	@	Laboratory Corp. of America Holdings	4,274
88		Quest Diagnostics	4,905
1,106		UnitedHealth Group, Inc.	48,620
534	@	WellPoint, Inc.	38,224
			126,970
		Home Builders: 0.0%
20		Lennar Corp.	958
			958
		Home Furnishings: 0.0%
40		Harman International Industries, Inc.	3,389
20		Whirlpool Corp.	1,798
			5,187
		Household Products/Wares: 0.1%
10		Avery Dennison Corp.	594
16		Clorox Co.	1,011
82		Fortune Brands, Inc.	6,068
267		Kimberly-Clark Corp.	16,199
			23,872
		Housewares: 0.0%
232		Newell Rubbermaid, Inc.	6,139
			6,139
		Insurance: 1.9%
190	@@	ACE Ltd.	$9,836
279		Aflac, Inc.	13,057
274		Allstate Corp.	15,073
72		AMBAC Financial Group, Inc.	5,771
1,274		American International Group, Inc.	77,459
210		AON Corp.	7,487
282		Chubb Corp.	14,249
100		Cigna Corp.	9,274
100		Cincinnati Financial Corp.	4,584
240		Genworth Financial, Inc.	8,038
236		Hartford Financial Services Group, Inc.	20,754
264		Lincoln National Corp.	14,832
63		Loews Corp.	2,141
93		MBIA, Inc.	5,313
498		Metlife, Inc.	25,632
54		MGIC Investment Corp.	3,557
215		Principal Financial Group	11,750
444		Progressive Corp.	12,143
284		Prudential Financial, Inc.	21,627
132		Safeco Corp.	7,309
277		St. Paul Cos.	12,194
77		Torchmark Corp.	4,534
205		UnumProvident Corp.	3,682
			310,296
		Internet: 0.5%
300	@	Amazon.com, Inc.	10,383
568	@	eBay, Inc.	18,636
110	@	Google, Inc.	40,900
70	@	Monster Worldwide, Inc.	3,421
584	@	Symantec Corp.	9,110
30	@	VeriSign, Inc.	674
			83,124
		Iron/Steel: 0.1%
174		Nucor Corp.	18,317
69		United States Steel Corp.	4,580
			22,897
		Leisure Time: 0.1%
80		Brunswick Corp.	2,874
239		Carnival Corp.	9,538
161		Harley-Davidson, Inc.	8,026
19		Sabre Holdings Corp.	407
			20,845
		Lodging: 0.2%
100		Harrah’s Entertainment, Inc.	7,604
247		Hilton Hotels Corp.	6,783
124		Marriott International, Inc.	8,969
144		Starwood Hotels & Resorts	8,798
			32,154
		Machinery-Construction & Mining: 0.1%
280		Caterpillar, Inc.	20,426
			20,426

See Accompanying Notes to Financial Statements

137

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Diversified: 0.1%
27		Cummins, Inc.	$2,976
30		Deere & Co.	2,568
98		Rockwell Automation, Inc.	6,691
			12,235
		Media: 0.9%
495		CBS Corp. - Class B	12,825
60		Clear Channel Communications, Inc.	1,848
1,020	@	Comcast Corp.	32,773
50		EW Scripps Co.	2,314
28		Gannett Co., Inc.	1,512
260		McGraw-Hill Cos., Inc.	13,416
27		Meredith Corp.	1,351
95		New York Times Co.	2,295
1,228		News Corp., Inc.	23,418
423		Time Warner, Inc.	7,280
140	@	Univision Communications, Inc.	5,033
385	@	Viacom, Inc. - Class B	14,534
1,056		Walt Disney Co.	32,208
			150,807
		Mining: 0.2%
100		Alcoa, Inc.	3,172
200		Freeport-McMoRan Copper & Gold, Inc.	11,198
50		Newmont Mining Corp.	2,608
112		Phelps Dodge Corp.	9,597
			26,575
		Miscellaneous Manufacturing: 1.8%
327		3M Co.	27,357
65	@	Cooper Industries Ltd.	5,789
147		Danaher Corp.	9,424
119		Dover Corp.	5,812
160		Eastman Kodak Co.	3,858
96		Eaton Corp.	7,060
5,079		General Electric Co.	174,007
352		Honeywell International, Inc.	14,495
236		Illinois Tool Works, Inc.	11,717
214	@@	Ingersoll-Rand Co.	9,333
120		ITT Industries, Inc.	6,258
100		Leggett & Platt, Inc.	2,539
78		Parker Hannifin Corp.	6,086
80		Textron, Inc.	7,274
230	@@	Tyco International Ltd.	6,235
			297,244
		Office/Business Equipment: 0.1%
149		Pitney Bowes, Inc.	6,076
388	@	Xerox Corp.	5,327
			11,403
		Oil & Gas: 3.6%
256		Anadarko Petroleum Corp.	12,716
180		Apache Corp.	11,678
1,352		ChevronTexaco Corp.	80,836
976		ConocoPhillips	61,771
241		Devon Energy Corp.	13,824
136		EOG Resources, Inc.	8,930
4,575		ExxonMobil Corp.	278,656
40		Hess Corp.	6,000
60		Kerr-McGee Corp.	6,411
322		Marathon Oil Corp.	$24,166
80		Murphy Oil Corp.	4,218
160	@,@@	Nabors Industries Ltd.	5,746
280		Occidental Petroleum Corp.	27,745
50		Rowan Cos., Inc.	1,991
116		Sunoco, Inc.	7,956
444		Valero Energy Corp.	27,239
190		XTO Energy, Inc.	7,832
			587,715
		Oil & Gas Services: 0.4%
200		Baker Hughes, Inc.	17,260
252		Halliburton Co.	18,797
540		Schlumberger Ltd.	35,408
			71,465
		Packaging & Containers: 0.0%
71		Ball Corp.	2,657
59		Sealed Air Corp.	3,043
			5,700
		Pharmaceuticals: 2.1%
780		Abbott Laboratories	33,306
82		Allergan, Inc.	7,775
222		AmerisourceBergen Corp.	9,677
60	@	Barr Pharmaceuticals, Inc.	3,162
220		Bristol-Myers Squibb Co.	5,401
324		Cardinal Health, Inc.	21,679
288		Caremark Rx, Inc.	13,815
148	@	Express Scripts, Inc.	10,845
235	@	Forest Laboratories, Inc.	8,808
243	@	Gilead Sciences, Inc.	13,931
153	@	Hospira, Inc.	6,856
241	@	King Pharmaceuticals, Inc.	4,285
174	@	Medco Health Solutions, Inc.	9,379
1,815		Merck & Co., Inc.	60,421
120		Mylan Laboratories	2,509
3,627		Pfizer, Inc.	85,815
830		Schering-Plough Corp.	15,820
70	@	Watson Pharmaceuticals, Inc.	1,773
661		Wyeth	30,234
			345,491
		Pipelines: 0.0%
51		Kinder Morgan, Inc.	5,124
64		Williams Cos., Inc.	1,446
			6,570
		Real Estate Investment Trusts: 0.1%
60		Apartment Investment & Management Co.	2,595
30		Archstone-Smith Trust	1,451
110		Kimco Realty Corp.	3,944
60		Public Storage, Inc.	4,301
105		Simon Property Group LP	8,361
			20,652
		Retail: 2.3%
113	@	Autonation, Inc.	2,451
20	@	Autozone, Inc.	1,815
161	@	Bed Bath & Beyond, Inc.	5,662
339		Best Buy Co., Inc.	17,967
111		Circuit City Stores, Inc.	3,336
254		Costco Wholesale Corp.	13,444

See Accompanying Notes to Financial Statements

138

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
340		CVS Corp.	$9,486
128		Darden Restaurants, Inc.	4,532
230		Dollar General Corp.	3,749
52		Family Dollar Stores, Inc.	1,299
169		Federated Department Stores	12,308
370		Gap, Inc.	6,734
1,012		Home Depot, Inc.	38,577
221		JC Penney Co., Inc.	13,428
200	@	Kohl’s Corp.	10,738
198		Limited Brands	5,378
342		Lowe’s Cos., Inc.	21,300
1,029		McDonald’s Corp.	34,132
130		Nordstrom, Inc.	4,788
238	@	Office Depot, Inc.	9,894
70	@	Sears Holding Corp.	10,631
509		Staples, Inc.	11,956
484	@	Starbucks Corp.	17,255
407		Target Corp.	19,910
40		Tiffany & Co.	1,368
298		TJX Cos., Inc.	7,066
1,191		Wal-Mart Stores, Inc.	57,704
476		Walgreen Co.	19,326
80		Wendy’s International, Inc.	4,822
177		Yum! Brands, Inc.	8,921
			379,977
		Savings & Loans: 0.1%
162		Golden West Financial Corp.	11,842
40		Sovereign Bancorp, Inc.	892
117		Washington Mutual, Inc.	5,371
			18,105
		Semiconductors: 1.0%
270	@	Advanced Micro Devices, Inc.	8,340
233	@	Altera Corp.	4,557
276		Analog Devices, Inc.	9,309
870		Applied Materials, Inc.	14,712
51	@	Broadcom Corp.	1,724
297	@	Freescale Semiconductor, Inc.	9,269
2,762		Intel Corp.	49,771
23		KLA-Tencor Corp.	944
232		Linear Technology Corp.	7,830
280	@	LSI Logic Corp.	2,724
236		Maxim Integrated Products	7,252
350	@	Micron Technology, Inc.	5,796
263		National Semiconductor Corp.	6,754
90	@	Novellus Systems, Inc.	2,084
220	@	Nvidia Corp.	5,056
120	@	QLogic Corp.	2,146
812		Texas Instruments, Inc.	25,359
200		Xilinx, Inc.	5,200
			168,827
		Software: 1.3%
320	@	Adobe Systems, Inc.	9,162
132	@	Autodesk, Inc.	4,803
311		Automatic Data Processing, Inc.	14,141
215	@	BMC Software, Inc.	4,332
314		CA, Inc.	6,823
117	@	Citrix Systems, Inc.	4,397
298	@	Compuware Corp.	2,193
169	@	Electronic Arts, Inc.	7,110
331		First Data Corp.	15,262
136	@	Fiserv, Inc.	$5,868
20		IMS Health, Inc.	540
142	@	Intuit, Inc.	7,851
4,351		Microsoft Corp.	98,550
261	@	Novell, Inc.	2,018
1,882	@	Oracle Corp.	26,762
64	@	Parametric Technology Corp.	854
			210,666
		Telecommunications: 2.2%
220		Alltel Corp.	13,607
1,920		AT&T, Inc.	50,035
249	@	Avaya, Inc.	2,941
1,210		BellSouth Corp.	40,862
87		CenturyTel, Inc.	3,110
4,024	@	Cisco Systems, Inc.	79,192
190		Citizens Communications Co.	2,409
21	@	Comverse Technology, Inc.	473
798	@	Corning, Inc.	19,352
82	@	Embarq Corp.	3,417
1,623		Motorola, Inc.	34,229
872		Qualcomm, Inc.	39,423
1,441		Sprint Corp. - FON Group	30,564
301	@	Tellabs, Inc.	4,304
1,485		Verizon Communications, Inc.	46,347
			370,265
		Textiles: 0.0%
111		Cintas Corp.	4,702
			4,702
		Toys/Games/Hobbies: 0.1%
194		Hasbro, Inc.	3,597
256		Mattel, Inc.	4,303
			7,900
		Transportation: 0.7%
212		Burlington Northern Santa Fe Corp.	16,411
124		CSX Corp.	8,298
168		FedEx Corp.	18,357
285		Norfolk Southern Corp.	15,037
153		Union Pacific Corp.	14,198
525		United Parcel Service, Inc.	42,289
			114,590
		Total Common Stock (Cost $5,931,019)	6,094,196

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 26.8%

	Federal National Mortgage Association: 26.8%
$2,697,000	5.380%, due 11/15/09	2,249,997
2,651,000	5.650%, due 01/15/10	2,194,774

	Total U.S. Government Agency Obligations (Cost $4,653,621)	4,444,771

See Accompanying Notes to Financial Statements

139

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount				Value
U.S. TREASURY OBLIGATIONS: 35.5%

		U.S. Treasury STRIP: 35.5%
$7,080,000	STRIP	5.350%, due 02/15/10		$5,891,742
		Total U.S. Treasury Obligations (Cost $6,075,283)		5,891,742
		Total Long-Term Investments (Cost $16,659,923)		16,430,709

SHORT-TERM INVESTMENTS: 1.0%

		Repurchase Agreement: 1.0%
160,000		Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $160,022 to be received upon repurchase (Collateralized by $163,000 Federal Home Loan Mortgage Corporation, 4.625%, Market Value plus accrued interest $163,363 due 02/21/08)		160,000
		Total Short-Term Investments (Cost $160,000)		160,000
		Total Investments in Securities (Cost $16,819,923) *	100.1%	$16,590,709
		Other Assets and Liabilities-Net	(0.1)	(15,722)
		Net Assets	100.0%	$16,574,987

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $16,937,184.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$272,649
	Gross Unrealized Depreciation	(619,124)
	Net Unrealized Depreciation	$(346,475)

See Accompanying Notes to Financial Statements

140

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING Principal Protection Fund
Class A	NII	$0.2470
Class B	NII	$0.1640
Class C	NII	$0.1461
Class Q	NII	$0.2106
ING Principal Protection Fund II
Class A	NII	$0.2956
Class B	NII	$0.2164
Class C	NII	$0.1986
Class Q	NII	$0.2898
ING Principal Protection Fund III
Class A	NII	$0.2812
Class B	NII	$0.1996
Class C	NII	$0.1817
Class Q	NII	$0.1611
ING Principal Protection Fund IV
Class A	NII	$0.1260
Class B	NII	$0.0417
Class C	NII	$0.0291
Class Q	NII	$0.0851
All Classes	STCG	$0.0051
All Classes	LTCG	$0.1109
ING Principal Protection Fund V
Class A	NII	$0.1373
Class B	NII	$0.0572
Class C	NII	$0.0398
All Classes	STCG	$0.0641
ING Principal Protection Fund VI
Class A	NII	$0.1369
Class B	NII	$0.0601
Class C	NII	$0.0393
ING Principal Protection Fund VII
Class A	NII	$0.1010
Class B	NII	$0.0202
Class C	NII	$0.0080
All Classes	STCG	$0.0719
All Classes	LTCG	$0.0719
ING Principal Protection Fund VIII
Class A	NII	$0.1977
Class B	NII	$0.1140
Class C	NII	$0.0784
ING Principal Protection Fund IX
Class A	NII	$0.1850
Class B	NII	$0.1110
Class C	NII	$0.0830
All Classes	STCG	$0.0719
ING Principal Protection Fund X
Class A	NII	$0.1525
Class B	NII	$0.0712
Class C	NII	$0.0415
All Classes	STCG	$0.2554
All Classes	LTCG	$0.0285
ING Principal Protection Fund XI
Class A	NII	$0.1617
Class B	NII	$0.0827
Class C	NII	$0.0798
All Classes	STCG	$0.0108
All Classes	LTCG	$0.0002
ING Principal Protection Fund XII
Class A	NII	$0.1807
Class B	NII	$0.1104
Class C	NII	$0.1059

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Principal Protection Fund	19.71%
ING Principal Protection Fund II	11.73%
ING Principal Protection Fund III	18.34%
ING Principal Protection Fund IV	100.00%
ING Principal Protection Fund V	47.97%
ING Principal Protection Fund VI	59.68%
ING Principal Protection Fund VII	64.16%
ING Principal Protection Fund VIII	47.63%
ING Principal Protection Fund IX	40.57%
ING Principal Protection Fund X	29.26%
ING Principal Protection Fund XI	46.61%
ING Principal Protection Fund XII	46.00%

For the year ended May 31, 2006, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Principal Protection Fund	19.56%
ING Principal Protection Fund II	11.61%
ING Principal Protection Fund III	18.16%
ING Principal Protection Fund IV	100.00%
ING Principal Protection Fund V	47.68%
ING Principal Protection Fund VI	59.24%
ING Principal Protection Fund VII	63.98%
ING Principal Protection Fund VIII	47.25%
ING Principal Protection Fund IX	40.24%
ING Principal Protection Fund X	29.05%
ING Principal Protection Fund XI	46.08%
ING Principal Protection Fund XII	44.41%

141

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Internal Revenue Code Section 871(k), the Funds designate the following percentages of ordinary distributions as interest-related dividends:

ING Principal Protection Fund	58.01%
ING Principal Protection Fund II	52.27%
ING Principal Protection Fund III	50.11%
ING Principal Protection Fund IV	38.12%
ING Principal Protection Fund V	13.04%
ING Principal Protection Fund VI	31.65%
ING Principal Protection Fund VII	5.34%
ING Principal Protection Fund VIII	39.82%
ING Principal Protection Fund IX	20.38%
ING Principal Protection Fund X	12.22%
ING Principal Protection Fund XI	33.75%
ING Principal Protection Fund XII	44.61%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

142

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent Trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	174	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	174	None.

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	174	None.

R. Barbara Gitenstein 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	174	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	174	Assured Guaranty Ltd. (April 2004 - Present).

Walter H. May 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	October 1999 - Present	Retired.	174	None.

Jock Patton 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Trustee	October 1999 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	174	JDA Software Group, Inc. (January 1999 - Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2006 - Present	Consultant (May 2001 - Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 - April 2001).	174	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W.C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	October 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	174	Principled Equity Market Trust (December 1996 - Present) and Asian American Bank and Trust Company (June 1992 - Present).

143

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	174	AmeriGas Propane, Inc. (January 1998 - Present); and UGI Corporation (February 2006 - Present).

Richard A. Wedemeyer(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Trustee	February 2001 - May 2006	Retired. Formerly, Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002).	174	American Independence Funds Trust (July 2005 - Present)

Trustees who are “Interested Persons”:

Thomas J. McInerney(3)(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	February 2001 - April 2006	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, ING U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, ING U.S. Worksite Financial Services (December 2000 - September 2001).	215

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

John G. Turner(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	October 1999 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	214	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.
(2)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)

Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)

Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)	Effective May 25, 2006, Mr. Richard A. Wedemeyer retired from the Board.
(6)	Effective April 28, 2006, Mr. Thomas J. Mclnerney resigned from the Board of the ING Funds and was removed from the Boards’ Committees.

144

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 57	President and Chief Executive Officer	February 2001 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (December 2000 - Present). Formerly, Chief Operating Officer, ING Investments, LLC(2) (December 2000 - March 2006).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Executive Vice President	February 2002 - Present

Executive Vice President, ING Investments, LLC(2) (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2), ING Life Insurance and Annuity Company and Directed Services, Inc. (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC(2) (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	Executive Vice President	February 2002 - Present

Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC(2) (August 2000 - January 2003).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present November 1999 - Present

Executive Vice President and Chief Operating Officer, ING Funds Services, LLC(3) and ING Investments, LLC(2) (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC(2) (August 1999 - March 2006).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 51	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investments, LLC(2), ING Life Insurance and Annuity Company and Directed Services, Inc. (March 2006 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director, Financial Reporting, ING Investments, LLC(3) (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 41	Senior Vice President	November 2003 - Present

Senior Vice President and Assistant Secretary, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2006 - Present); Counsel, ING U.S. Financial Services (January 2004 - March 2006); Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 35	Senior Vice President	June 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (September 2001 - May 2006).

145

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 38	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present) and Director of Compliance (October 2004 - Present), ING Investments, LLC.(2) Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 40	Vice President	March 2005 - Present

Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Funds Services, LLC(3) (April 2004 - April 2005); Manager, Financial Reporting, ING Funds Services, LLC(3) (August 2002 - April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2006 - Present

Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006). Formerly, Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 29	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Healy A. Webb 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2006 - Present

Managing Paralegal, ING Funds Services, LLC(3) (May 2006 - Present) Formerly, Supervisor, ING Funds Services, LLC(3) (August 2005 - May 2006); Project Manager, ING Funds Services, LLC(3) (February 2002 - August 2005); and Fund Administration and Compliance Associate, Capital Research and Management Company (August 1998 - January 2002).

(1)	The Officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

146

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Convertible Fund

ING Equity Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING MidCap Value Choice Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Fund

ING International Capital Appreciation Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Precious Metals Fund

ING Russia Fund

International Fixed-Income Fund

ING Emerging Markets Fixed Income Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*                 An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrants uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrants’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrants’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-UDEPPFABCQ (0506-072706)

Funds

Annual Report

May 31, 2006

Classes A, B, C, I, M, O and Q

Domestic Equity and Income Funds

  ING Convertible Fund

  ING Real Estate Fund

Domestic Equity Growth Funds

  ING Disciplined LargeCap Fund

  ING Fundamental Research Fund

  ING LargeCap Growth Fund

  ING MidCap Opportunities Fund

  ING Opportunistic LargeCap Fund

  ING SmallCap Opportunities Fund

Domestic Equity Value Funds

  ING Financial Services Fund

  ING LargeCap Value Fund

  ING MagnaCap Fund

  ING MidCap Value Fund

  ING MidCap Value Choice Fund

  ING SmallCap Value Fund

  ING SmallCap Value Choice Fund

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

I am happy to report that enthusiasm is continuing to thrive. We have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. This new Fund is among those that we launched in January, but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the Fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the Fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
July 20, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Fund Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2006

Investors in global equities gained 8.4% in the six months ended May 31, 2006, according to the Morgan Stanley Capital International (“MSCI”) World® Index(1) in dollars, including net reinvested dividends, almost matching the 8.8% six month return ended November 30, 2005 (returning 18.0% for the year ended May 31, 2006). But with just three weeks to go, after the best first calendar quarter since 1998, the gain had been over 15%. At that point, investors were gripped by fears that zealous, inflation fighting central banks would raise U.S. interest rates by more than enough to choke off the global growth enjoyed in recent years. And as May 2006 ended, the only question was whether the late slide was just a correction, or the start of something big. In currencies, the dollar could not maintain its strength from the six months ended November 30, 2005, as some of its main drivers ran out of steam, and in the six months ended May 31, 2006 slid 8.0%, 7.5% and 6.0% against the euro, pound and yen, respectively (falling 3.9%, 2.8% and gaining 3.8% against the euro, pound and yen, respectively, for the year ended May 31, 2006).

For U.S. fixed-income investors, the major event of the six-month period ended May 31, 2006 was the retirement in January 2006 of Alan Greenspan after 18 years as Chairman of the Federal Reserve Board (“Fed”). Incoming Chairman Dr. Ben Bernanke quickly confirmed that he would maintain the inflation-fighting focus of his predecessor. The other fixed-income “event” was the sale in February 2006 of 30-year U.S. Treasury Bonds for the first time since 2001. The sale went well; so well that its respective yield immediately fell below that of the 10-year U.S. Treasury Note. In fact, by February 2006 month-end, the yield curve had slightly inverted along much of its range. However, this was short-lived as successive inflation reports repeatedly showed the core rate at or above the top of the Federal Open Market Committee’s (“FOMC”) comfort zone. The FOMC, now under Dr. Bernanke, raised rates for the fifteenth time in March 2006, dating back to June 2004 and for the sixteenth time in May 2006. Yet the minutes from the March 2006 meeting said that the end of the tightening cycle was near, and by the end of April 2006, Dr. Bernanke himself was openly hinting at a pause after May 2006. Meanwhile, the price of a barrel of oil had been making new records in April 2006, boosted by political concerns in Iran, Nigeria and Venezuela. The combination of inflationary pressures and the Fed about to go on hold lifted the yield on the 10-year U.S. Treasury through 5% for the first time in nearly four years, to its peak of 5.19% on May 12, 2006. The trend was broken the next day when a plunge in previously soaring commodity prices suggested a slowdown in world growth and then a few days later, after another stubbornly high core consumer price index (“CPI”) figure, a Fed official cast doubt on a FOMC pause. By month end, the curve was flattening again. For the six-month period ended May 31, 2006, the broad Lehman Brothers Aggregate Bond Index(2) of investment grade bond returns barely moved, rising just 1 basis point for the six months ended May 31, 2006 (falling 0.5% for the year ended May 31, 2006).

At the same time, the U.S. equities market in the form of the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3), gained 2.6% including dividends for the six months ended May 31, 2006, (gaining 8.6% for the year ended May 31, 2006), and traded at a price-to-earnings (“P/E”) ratio of 14.8 times earnings for the fiscal year ended May 31, 2006. Equities investors watched intently the ebb and flow of sentiment in the fixed-income market described above. Interest rate dynamics are of course a key driver of stock prices. With higher rates, more attractive bonds become an alternative investment. Rising interest rates eat into corporate profits and stifle investment. Consumers are discouraged from spending by higher borrowing and credit card costs and in particular, potential homebuyers think twice, keeping house prices down. The last point has been particularly important in recent years since rising house prices have made consumers feel wealthier and encouraged them to spend, even more than they were earning. The housing sector, measured by sales, construction, inventories and mortgage applications indeed weakened during the period, albeit choppily. Corporate profits were on track to complete their eleventh straight quarter of double-digit year-over-year growth but the trend was expected to fall. Gross domestic product (“GDP”) bounced back smartly in the first quarter of 2006, with growth of 5.3% after the Hurricanes Katrina and Rita induced stumble in late 2005, but again deceleration was generally forecasted. Of prime importance to equity investors then, was that the Fed not over shoot with its tightening and in turn, transform a slow down into a recession. Thus the hints emerging from March 2006, that the FOMC was nearly done drove the S&P 500® Index to a five-year high at its peak on May 5, 2006. But that was as good as it got. In the remaining days of the month, the combination of rekindled inflation fears and a newly hawkish Fed took more away from the six-month return than it left.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2006

In international markets, the pattern of results resembled those in the U.S., with improved market conditions undercut in May 2006 by new fears of globally rising interest rates. The scale was somewhat larger, however, based on MSCI indices in local currencies including net dividends. Japan equities rose 4.8% based on the MSCI Japan® Index(4) plus net dividends for the six months ended May 31, 2006, (42.8% for the year ended May 31, 2006) on a practically uninterrupted flow of reports showing the economy emerging from its protracted slump, but this was 10% less than the return on May 8, 2006. European ex UK markets ended 7% below their early May 2006 high, based on the MSCI Europe ex UK® Index(5) plus net dividends, but still held on to an 8.2% gain for the half-year (23.9% for the year ended May 31, 2006), supported by widespread merger and acquisition activity, despite uneven economic news and two 25 basis points interest rate increases. UK equities added 7.0% for the six months ended May 31, 2006 based on the MSCI UK® Index(6) plus net dividends, half of the return at the market peak near the end of April 2006, driven at least temporarily, by the large energy and materials sectors as commodity prices surged and by acquisition-prone financials (18.4% for the year ended May 31, 2006).

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index. Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CONVERTIBLE FUND	PORTFOLIO MANAGERS’ REPORT

ING Convertible Fund (the “Fund”) seeks maximum total return, consisting of capital appreciation and current income. The Fund is managed by a team of investment professionals led by Anuradha Sahai, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.67% compared to the Merrill Lynch Convertibles Excluding Mandatory All Quantities Index, which returned 11.05% for the same period.

Portfolio Specifics: During the fiscal year, we positioned the Fund towards the middle of the road, with most of its weighting in total-return convertibles that had neither a pure bond-like tilt nor a pure equity tilt. With the comeback in the convertible market, especially in the earlier half of the period, middle-of-the-road convertibles regained a lot of the premium lost earlier in 2005. Security selection also enhanced returns over the last twelve months.

Technology was a big driver of returns during the fiscal year — the Fund’s positioning and security selection delivered more than twice the benchmark return within the sector. The Fund also significantly outperformed in the consumer discretionary, utilities, financials and media sectors. In consumer discretionary, the significant underweighting of the auto industry as well as security selection in leisure and retail aided performance. In utilities, security selection and lack of owning a name moving towards bankruptcy drove most of the performance. In financials, sub-sector positioning towards the insurance industry and security selection contributed to performance. These contributions were partially offset by underperformance in the telecommunications and transportation sectors, due to defensive positioning in the former and high energy prices affecting our holdings in the latter. The Fund also lagged in the industrials sector due to underweighting of the commercial services and machinery sub-sectors.

Current Strategy and Outlook: U.S. economic indicators remain steady, but we believe that equity market valuations will improve more modestly going forward. Rising interest rates, combined with higher oil and commodity prices, have tempered projections for economic growth and corporate profitability this year. With this increased uncertainty, we may witness increased equity volatility, which should be positive for the convertible market by enhancing option value. This will probably be somewhat offset by credit spread widening, which would affect to a lesser degree the bond floors of convertible securities. Therefore, the Fund maintains a middle-of-the-road approach with heavier weightings in balanced, total-return convertibles.

In these volatile times, we believe convertible securities are attractive because of their bond-floor downside protection and their equity-like upside participation. Despite the fear of higher rates, we believe that strong balance sheets and relatively low default risk should keep bond floors from dropping much. We expect companies across the spectrum to benefit from a modestly improving economy.

The foundation for our investment decisions continues to be a bottom-up approach that relies upon fundamental analysis and disciplined security selection within a broader, top-down sector positioning strategy.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Chesapeake Energy Corp.	3.4%
SPDR Trust Series 1	3.2%
Inco Ltd., 1.000%, due 03/14/23	3.0%
EchoStar Communications Corp., 5.750%, due 05/15/08	2.9%
Costco Wholesale Corp., 0.00%, due 08/19/17	2.6%
Reinsurance Group of America	2.6%
Advanced Medical Optics, Inc., 2.500%, due 07/15/24	2.3%
Citigroup Funding, Inc.	2.2%
Travelers Property Casualty Corp.	2.1%
Cooper Cameron Corp., 1.500%, due 05/15/24	2.1%

** Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING CONVERTIBLE FUND

Average Annual Total Returns for the Years Ended May 31, 2006

	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	7.12%	3.01%	9.10%
Class B(2)	7.82%	3.18%	9.09%
Class C(3)	11.78%	3.53%	9.05%
Class Q	13.64%	4.48%	10.05%
Excluding Sales Charge:
Class A	13.67%	4.24%	9.75%
Class B	12.82%	3.53%	9.09%
Class C	12.78%	3.53%	9.05%
Class Q	13.64%	4.48%	10.05%
ML Convertible Index(4)	11.05%	5.41%	8.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Convertible Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)        Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)        Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)        The Merrill Lynch All Convertibles Excluding Mandatory All Quantities Index (“ML Convertible Index”) is a market capitalization-weighted index including all non-mandatory domestic corporate convertible securities with at least an overall par of $50 million market value.

ING REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

ING Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is co-managed by T. Ritson Ferguson, Chief Investment Officer and Managing Director and Joseph P. Smith, Managing Director, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.63% compared to the Morgan Stanley Capital International U.S. REIT® Index (“MSCI U.S. REIT® Index”) and the Dow Jones Wilshire Real Estate Securities Index (“DJW Real Estate Securities Index”), which returned 19.23% and 21.30%, respectively, for the same period.

Portfolio Specifics: The Fund delivered strong relative performance for the period, driven primarily by good stock selection. Sector allocation decisions to underweight health care and shopping centers and to overweight the storage sector were positive contributors to performance as well during the past year. Our holdings in every property sector except hotels and storage outperformed the sector averages. Security selection in the office and apartment sectors was particularly helpful in driving positive performance. Our best performing office company investments include: SL Green, up 65%, Kilroy Realty, up 52%, Corporate Office Properties, up 46%, Arden Realty, up 39%, and CarrAmerica up 35%. Arden and CarrAmerica were both taken private in the first half of 2006 at significant premiums to previous stock trading levels. In the apartment sector, our overweight positions in AvalonBay Communities, up 47%, Camden Property Trust up 44%, BRE Properties, up 41%, Archstone Properties, up 37%, and Post Properties, up 37%, have contributed to the strong performance in the last 12 months. Given the current economic environment, accelerating earnings outlook, and relative valuation, our favorite property sectors continue to be apartments, office, and hotels. Our underweighting in Mills, a mall owner and developer, has helped relative performance in 2006. Once a significant position in the fund, we began trimming our position shortly after the stock price peaked last summer at $65. On concerns about the company’s ability to manage and finance a very large pipeline of new mall developments, we began reducing our exposure eventually exiting altogether in the first quarter of this year at prices substantially higher than where the stock trades today (less than $25). However, the portfolio’s overweight position during 2005 detracted from relative performance as the stock price declined throughout the second half of the year.

Current Strategy & Outlook: We believe valuations are now in line with private market values. With the declines of April and May of 2006, REITs are down approximately 6.5% from their peak valuations at the end of March. The yield on the NAREIT Equity REIT index has risen to 4.37% (up 30 basis points from the end of March), but is still 0.74% below the yield of the 10-year Treasury. The weighted forward multiple of Funds from Operations (FFO) is down to 15.7 times, after peaking at over 17 times. Perhaps most important, the current REIT prices are in-line with our average estimate of Net Asset Value (NAV) per share which is our estimate of the private market value of the companies’ real estate. Hotels, malls, and office companies are trading on average at or below NAV estimates. Another large takeover announced in early June proves that REIT valuations are not extended relative to private market values for real estate. On June 5th, Trizec Properties (TRZ) announced that it was being taken over by a consortium of Brookfield Properties (BPO), a Canadian-based company investing in North American real estate, and Blackstone Group, a respected private market investor for $29.01 per share (an 18% premium to the previous day’s stock price) in a transaction valued at $8.9 billion ($4.8 billion equity value). Trizec is a significant position in the fund.

The forces currently driving real estate stocks higher are a combination of improving earnings outlook (particularly in the office, apartments, & hotel sectors), valuations that are close to Net Asset Value (NAV), and a “wave of private capital” that continues to search for privatization candidates in the public markets. We expect REIT earnings growth of 6% to 7% for 2006. Importantly, 2006 will be the first year since 2000 that all property sectors have positive earnings growth. The office and apartment sectors have the best marginal improvement in earnings growth between 2005 and 2006. In 2005, the office stocks had negative earnings growth and the apartment stocks had very modest earnings growth. 2006 is much more favorable for each of these sectors. Overall, earnings growth is being driven primarily by occupancy and rent gains (internal growth), and not by higher investment activity. New investments in the form of acquisitions and developments/re-developments continue to be steady, but at much more modest levels compared to a decade ago. Dividends are growing as a natural by-product of improving earnings and by year-end we expect the aggregate REIT dividend to have increased 3% or more, with the strongest growth in the hotel sector. We remain cautiously optimistic about the total return prospects for an actively managed portfolio of real estate company stocks. Valuations are elevated relative to historic norms, but this appears justified given the moderate growth economic outlook and the improving fundamentals of real estate markets. The private market investment funds continue to support current real estate stock prices and valuations. As always, we appreciate your continued confidence in ING Clarion.

Top Ten Holdings
as of May 31, 2006
(as a percent of net assets)

Simon Property Group LP	6.5%
Prologis	4.9%
Archstone-Smith Trust	4.6%
Equity Residential	4.5%
Boston Properties, Inc.	4.4%
AvalonBay Communities, Inc.	4.0%
Equity Office Properties Trust	3.9%
Vornado Realty Trust	3.9%
SL Green Realty Corp.	3.3%
Camden Property Trust	3.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	Since Inception of Class A December 20, 2002		Since Inception of Class B November 20, 2002		Since Inception of Class C January 17, 2003		Since Inception of Class I December 31, 1996		Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	15.61%	—	24.41%		—		—		—		—
Class B(2)	16.70%	—	—		24.61%		—		—		—
Class C(3)	20.69%	—	—		—		26.98%		—		—
Class I	22.98%	20.08%	—		—		—		13.60%		—
Class O	22.60%	—	—		—		—		—		25.18%
Excluding Sales Charge:
Class A	22.63%	—	26.57%		—		—		—		—
Class B	21.70%	—	—		25.10%		—		—		—
Class C	21.69%	—	—		—		26.98%		—		—
Class I	22.98%	20.08%	—		—		—		13.60%
Class O	22.60%	—	—		—		—		—		25.18%
MSCI U.S. REIT® Index(4)	19.23%	19.52%	25.47	%(6)	25.09	%(7)	27.24	%(8)	12.49	%(9)	20.69	%(10)
DJW Real Estate Securities Index(5)	21.30%	19.86%	27.16	%(6)	26.96	%(7)	29.07	%(8)	13.24	%(9)	22.64	%(10)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Morgan Stanley Capital International (MSCI) U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The Index represents approximately 85% of the U.S. REIT market. The MSCI U.S. REIT® Index more closely tracks the type of securities in which the Fund invests than the DJW Real Estate Securities Index.

(5)   The Dow Jones Wilshire (“DJW”) Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted.

(6)   Since inception for the index is shown from January 1, 2003.

(7)   Since inception for the index is shown from December 1, 2002.

(8)   Since inception for the index is shown from February 1, 2003.

(9)   Since inception for the index is shown from January 1, 1997.

(10) Since inception for the index is shown from September 1, 2004.

ING DISCIPLINED LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Disciplined LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar* and Douglas Cote’, ING Investment Management Co. — the Sub-Adviser.

Performance Update: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.02% compared to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index, which returned 8.64% for the same period.

Portfolio Specifics: The Fund underperformed the S&P 500® Index mainly because of unfavorable stock selection within the technology and energy sectors and an underweight in financials. Positive security selection within the healthcare and consumer staples sectors and an overweight in energy helped to offset this impact.

Some of our largest contributions to relative performance came from overweights in grain processor Archer-Daniels-Midland, Apple Computer and NuCor. Among our largest detractors were our overweight positions in Intel and Dell.

The Fund overweighted Archer-Daniels-Midland because of strong market sentiment factors in our quantitative model. The stock outperformed over the last year. The company produces ethanol made from corn and as fuel prices have risen, the demand for alternative sources of fuel has risen. Lower grain prices also contributed to the company’s ability to increase profits throughout the year, as corn hit a four-year low. The company’s profits rose in other products as well, such as soy based products.

The Fund was overweight in chip-maker Intel at the beginning of the annual period because of strong earnings momentum and quality of earnings. The company’s shares fell over the last year because of reduced profits and market share losses. The company started last summer on an upbeat note increasing sales and margins on the back of strong laptop demand. As the year progressed, the company saw the competition gain market share in one of its more profitable markets. The Fund currently underweights the stock but holds a position for risk-control purposes.

During the first half of the fiscal year, relative valuation and price momentum were particularly effective in selecting securities. These factors historically have been successful at identifying outperforming stocks.

Current Strategy and Outlook: Our research builds structured portfolios from stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the S&P 500® Index. Our analysis aims to maximize exposure to companies with strong business momentum and high quality earnings, that are attractive based on valuation in terms of earnings and cash flows, and that are recognized in the marketplace for their strong relative performance and positive analyst revisions.

The Fund is currently overweight in energy and consumer staples and underweight in industrials. Overall sector exposures, however, are by design quite close to the S&P 500® Index so that nearly all of our relative performance comes from stock selection.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Exxon Mobil Corp.	3.9%
General Electric Co.	2.9%
Procter & Gamble Co.	2.4%
Citigroup, Inc.	2.0%
International Business Machines Corp.	1.8%
Bank of America Corp.	1.8%
ChevronTexaco Corp.	1.8%
Cisco Systems, Inc.	1.8%
Microsoft Corp.	1.6%
PepsiCo, Inc.	1.6%

** Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

*    Effective December 2005, Omar Aguilar replaced Hugh T.M. Whelan as Portfolio Manager to ING Disciplined LargeCap Fund.

PORTFOLIO MANAGERS’ REPORT	ING DISCIPLINED LARGECAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	Since Inception December 30, 1998
Including Sales Charge:
Class A(1)	0.87%	(0.19)%	(0.15)%
Class B(2)	1.27%	(0.13)%	(0.06)%
Class C(3)	5.16%	0.23%	(0.07)%
Excluding Sales Charge:
Class A	7.02%	0.99%	0.65%
Class B	6.27%	0.27%	(0.06)%
Class C	6.16%	0.23%	(0.07)%
S&P 500® Index(4)	8.64%	1.96%	2.02	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Disciplined LargeCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)   Since inception performance for index is shown from January 1, 1999.

ING FUNDAMENTAL RESEARCH FUND	PORTFOLIO MANAGERS’ REPORT

ING Fundamental Research Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Christopher F. Corapi, ING Investment Management Co. — the Sub-Adviser.

Performance: From December 28, 2005 (inception date of the Fund) through May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.60% compared to the Standard and Poor’s 500® Composite Stock Price (“S&P 500®”) Index, which returned 1.77% for the same period.

Portfolio Specifics: The Fund underperformed the index primarily due to positions in energy exploration and production as the group traded down on weaker natural gas and oil prices. We believe these stocks could benefit this year from an increasing demand by utilities and petrochemical companies. In the health care sector, the Fund’s position in Health Net detracted from performance as the whole sector fell due to concerns over cost and pricing trends. We continue to favor this company, however, given its attractive valuation and improved profit margins compared to its peers. Finally, the Fund’s position in Urban Outfitters was hurt by inventory concerns over its Anthropologie and Urban Outfitters chains. We believe that this is a short-term issue and that management’s decision to add 200 to 250 new stores over the next several years will be a significant growth driver.

The Fund’s performance did benefit from favorable stock selection in the industrials and information technology sectors. Wesco International, a distributor of electrical supplies and equipment and provider of procurement solutions, contributed the most to outperformance. Strength in Wesco’s commercial construction end markets, as well as utility company spending on the upgrading of electricity transmission and distribution helped fuel strong organic growth and margin performance. Another industrial company, ABB, benefited from strength in its process control and transmission equipment businesses. Like Wesco, ABB delivered strong margin improvement and robust sales growth from utility spending on the energy infrastructure. In the technology sector, the Fund benefited from its holdings in Oracle, Cisco and Broadcom. Underweighting Intel and Microsoft also helped performance. We’ve been neutral to negative on both companies, as their product quality and innovation continue to lag their competitors.

Finally, the timing of the initial investment of the Fund during the last few days in December and in early January when markets were on balance strong, caused a drag on performance.

Current Strategy and Outlook: Our current investment strategy is focused on those companies that possess any or all of the following attributes: effective capital allocation, strong competitive position and operations in vibrant industries. Key holdings, such as Flextronics, Taiwan Semiconductor, Medco Health Solutions, ABB and Harrah’s Entertainment all feature strong fundamentals, clear catalysts and attractive valuations. For example, we like Medco because of its earnings potential as a result of a recent acquisition of Accredo, and its above-average market share in Merck’s Zocor. We expect the company to see profit margins expand this year as a wave of patents on branded drugs starts to expire.

Our technology holdings reflect our belief that the industry is in a maturation cycle and companies are becoming more vigilant about how they deploy capital and manage their internal finances. For example, we see a proliferation of outsourced manufacturing, on the premise that manufacturing is a low-return-on-capital endeavor without the economies of scale that companies such as Flextronics and Taiwan Semiconductor enjoy. We continue to favor oil and gas services stocks within the energy sector, which we believe are benefiting from capital spending by oil and gas companies.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

KKR Private Equity Investors LP	3.6%
AT&T, Inc.	3.3%
Wells Fargo & Co.	2.5%
Exxon Mobil Corp.	2.4%
General Electric Co.	2.4%
Citigroup, Inc.	2.4%
Altria Group, Inc.	2.3%
Bank of America Corp.	2.3%
Harrah’s Entertainment, Inc.	2.2%
Johnson & Johnson	2.1%

** Excludes short-term investments related to repurchase agreements.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING FUNDAMENTAL RESEARCH FUND

Cumulative Total Returns for the Periods Ended May 31, 2006

	Since Inception of Class A December 28, 2005		Since Inception of Class B February 6, 2006		Since Inception of Class C April 17, 2006
Including Sales Charge:
Class A(1)	(4.24)%		—		—
Class B(2)	—		(5.28)%		—
Class C(3)	—		—		(2.82)%
Excluding Sales Charge:
Class A	1.60%		—		—
Class B	—		(0.30)%		—
Class C	—		—		(1.84)%
S&P 500® Index(4)	1.77	%(5)	(0.08	)%(6)	(2.88	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fundamental Research Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)   The Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)   Since inception performance for index is shown from December 28, 2005.

(6)   Since inception performance for index is shown from February 1, 2006.

(7)   Since inception performance for index is shown from May 1, 2006.

ING LARGECAP GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of May 31, 2006
(as a percent of net assets)

Diversified Financial Services	13.0%
Pharmaceuticals	11.9%
Software	8.1%
Telecommunications	7.0%
Computers	7.0%
Aerospace/Defense	6.9%
Banks	6.0%
Healthcare-Products	5.2%
Mining	3.4%
Healthcare-Services	3.1%
Semiconductors	3.1%
Industries between 2.0%-3.0%(1)	10.8%
Industries less than 2.0%(2)	15.2%
Other Assets and Liabliites, Net*	(0.7)%
Total Net Assets	100.0%

*	Includes securities lending collateral.
(1)	Includes four industries, which each represents 2.0%-3.0% of net assets.
(2)	Includes 12 industries, which each represents less than 2.0% of net assets.

Portfolio holdings are subject to change daily.

ING LargeCap Growth Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Andrew J. Shilling and John A. Boselli, Portfolio Managers at Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.25% compared to the Russell 1000® Growth Index and the Russell 1000® Index, which returned 6.14% and 9.38%, respectively, for the same period.

Portfolio Specifics: U.S. equity markets generally moved higher during the period, supported by strength in corporate earnings and a solidifying global economy. Large cap stocks trailed both small and mid cap stocks when measured using the Russell 1000®, Russell MidCap®, and Russell 2000® Indices. Growth stocks lagged their value-oriented peers, as the Russell 1000® Growth’s Index 6.14% return was well behind the 12.61% return of the Russell 1000® Value Index. Within the Russell 1000® Growth Index, energy, 56%, and utilities, 37%, stocks led, while technology, (0.3)%, and health care, 0.4%, stocks lagged.

The Fund underperformed on a relative basis due to stock selection. Technology stocks provided the greatest headwinds during the period, largely due to positions in video game retailer Electronic Arts, semiconductor company Marvell, internet advertiser Yahoo! and computer manufacturer Dell. Electronic Arts lowered guidance in late 2005 as software sales fell shy of expectations during a video game console transition period. Shares of semiconductor company Marvell Technology retreated with concerns that slowing PC growth would negatively impact the hard disk drive industry. Marvell remains well-positioned to benefit from upcoming consumer electronics product cycles. Yahoo! fell in conjunction with disappointing guidance and search results, particularly in its affiliate business. We eliminated our position in Yahoo! due to the company’s seeming inability to close the gap with Google’s leading search technology. On an absolute basis, the Fund was also impacted by a position in Dell, which suffered from a reduced cost advantage as component pricing remained unusually firm.

Selection was also weak in the consumer discretionary sector, driven by a position in XM Satellite Radio. Shares in the company reacted negatively to declining conversion rates from OEM installations and rising expenses associated with increased advertising and promotion. We eliminated our position in the stock.

Positive stock selection in the the Fund came from the energy, telecommunication services, and financials sectors. Relative performance also got a boost from overweight positions in all three of these high-performing sectors and from an underweight in the lagging consumer staples sector. Within energy, exploration and production companies Petro-Canada (crude) and Cameco (uranium) led the Fund’s positive results. Shares of the world’s largest trading market, Chicago Mercantile Exchange, continued their ascent alongside rising trading volumes and expansion of its electronic trading platform, Globex. The Fund also benefited from not holding a position in semiconductor giant Intel, which fell during the period. Other significant contributors on a relative and absolute basis included internet search firm Google and drug maker AstraZeneca.

Current Strategy and Outlook: We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Notable new purchases during the period included media company Viacom, credit reporting company Equifax, and a small position in specialty pharmaceutical company Elan. We expect Viacom shares to benefit from the company’s strong top-line growth, solid global advertising growth in its cable networks, improving margins, and attractive valuation. We look for Equifax to benefit from a solid U.S. economy, improved cross-selling to corporate customers, and strong revenue growth and margin expansion in its Latin American division. Elan’s Tysabri re-launch should establish a presence in the treatment of multiple sclerosis, and possibly Crohn’s disease. Elan’s developing pipeline for Alzheimer’s Disease also appears promising.

Based on bottom-up decisions such as these, the Fund ended the period with its largest overweight positions in financials and health care and its largest underweights in consumer staples and consumer discretionary stocks.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Countrywide Financial Corp.	4.8%
Medtronic, Inc.	4.3%
AstraZeneca PLC ADR	4.2%
Boeing Co.	4.1%
Network Appliance, Inc.	3.7%
UBS AG	3.2%
UnitedHealth Group, Inc.	3.1%
Cameco Corp.	2.9%
General Dynamics Corp.	2.8%
Franklin Resources, Inc.	2.8%

** Excludes short-term investments related to U.S. government agency obligations and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING LARGECAP GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	Since Inception of Class A, B, C, Q July 21, 1997		Since Inception of Class I January 8, 2002
Including Sales Charge:
Class A(1)	(1.74)%	(5.83)%	4.91%		—
Class B(2)	(1.42)%	(5.70)%	4.92%		—
Class C(3)	2.65%	(5.33)%	4.92%		—
Class I	4.76%	—	—		(1.16)%
Class Q	4.47%	(4.42)%	5.86%		—
Excluding Sales Charge:
Class A	4.25%	(4.71)%	5.61%		—
Class B	3.58%	(5.33)%	4.92%		—
Class C	3.65%	(5.33)%	4.92%		—
Class I	4.76%	—	—		(1.16)%
Class Q	4.47%	(4.42)%	5.86%		—
Russell 1000® Growth Index(4)	6.14%	(1.15)%	2.00	%(6)	0.92	%(7)
Russell 1000® Index(4)	9.38%	2.62%	5.37	%(6)	4.92	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Growth Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(5)   The Russell 1000® Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(6)   Since inception performance for index is shown from August 1, 1997.

(7)   Since inception performance for index is shown from January 1, 2002.

ING MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

ING MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by a team of investment professionals led by Richard Welsh and Jeff Bianchi, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.68% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 15.61% and 16.58%, respectively, for the same period.

Portfolio Specifics: Strong stock selection within the energy and healthcare sectors, plus a favorable overweighting of the energy sector, led performance for the year overall. The energy sector represented the biggest absolute and relative contributor to performance throughout the year. Energy shares rose in conjunction with oil and natural gas prices as a strong global economy drove demand for fossil fuels. Energy supply, particularly natural gas and refined products, was constrained due to hurricanes, declining production rates and political instability. Peabody Energy Corp., one of the largest Fund positions at the start of 2006, benefited from strong business momentum due to limited supply and robust prices for coal. Chesapeake Energy — a natural-gas exploration and production company — appreciated with the strong price of natural gas.

Partially offsetting this performance was stock selection within financials and technology. Legg Mason hurt performance because of disappointing asset flows and the inability to meet acquisition-related cost savings targets. Within technology, Avid Technology performed poorly due to sluggish demand for video entertainment software. CACI International also performed poorly due to fears over cuts in new government outsourcing projects, which would slow growth. We eliminated both positions during the period.

The healthcare sector posted positive returns. Hologic, Inc. and Celgene Corp were the standouts during the fiscal year. Hologic makes digital mammography equipment. Over the past year, earnings estimates increased 70% due to demand to replace traditional mammography instruments with digital machines. Celgene, a biotechnology company, focuses on drugs for treating cancer. The launch of Revlimid, an oral medication for blood tumors, has seen initial success.

Current Strategy and Outlook: Toward the end of the fiscal year, we began to invest more of the Fund in companies that we expect to have sustainable growth in the current environment of slowing profit growth and increasing economic uncertainty. Veritas DGC, Hospira and Medco Health Solutions exemplify our philosophy of investing in stocks that we believe have improving business fundamentals better than consensus expectations, and which sell at reasonable valuations. We believe the near-term growth prospects for these companies look promising.

Spring 2006 appears to have ended the secular decline of long-term interest rates, which lasted for almost two decades. As a result, the cost of capital should stop declining in the future. Fortunately, corporate cash balances are at historically high levels. Those companies that can invest these balances to drive future, profitable business momentum are likely to be rewarded by the market. Historically, environments like today’s have typically favored companies that demonstrate the ability to invest and grow. Therefore, we think that over the next few years growth styles could begin to reverse their underperformance versus value styles. We believe that the Fund’s investment process will continue to derive successful performance for our clients.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Hospira, Inc.	2.6%
Veritas DGC, Inc.	2.4%
Medco Health Solutions, Inc.	2.3%
Roper Industries, Inc.	2.3%
McDermott International, Inc.	2.3%
Peabody Energy Corp.	2.2%
Cooper Industries Ltd.	2.1%
Community Health Systems, Inc.	2.0%
Citrix Systems, Inc.	1.9%
Ametek, Inc.	1.9%

** Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	Since Inception of Class A, B, C, I August 20, 1998		Since Inception of Class Q April 4, 2000
Including Sales Charge:
Class A(1)	10.00%	(0.39)%	9.06%		—
Class B(2)	10.79%	(0.30)%	9.16%		—
Class C(3)	14.79%	0.08%	9.11%		—
Class I	17.15%	1.22%	10.30%		—
Class Q	16.81%	0.98%	—		(4.46)%
Excluding Sales Charge:
Class A	16.68%	0.80%	9.89%		—
Class B	15.79%	0.10%	9.16%		—
Class C	15.79%	0.08%	9.11%		—
Class I	17.15%	1.22%	10.30%		—
Class Q	16.81%	0.98%	—		(4.46)%
Russell Midcap® Growth Index(4)	15.61%	4.86%	9.38	%(6)	(3.49	)%(7)
Russell Midcap® Index(5)	16.58%	9.69%	12.76	%(6)	7.31	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(5)   The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)   Since inception performance for index is shown from September 1, 1998.

(7)   Since inception performance for index is shown from April 1, 2000.

ING OPPORTUNISTIC LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Opportunistic LargeCap Fund (“the Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar, Ph.D, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser

Performance: From December 28, 2005 (inception date of the Fund) through May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.20% compared to the Russell 1000® Growth Index, which returned -1.51% for the same period.

Portfolio Specifics: The Fund’s outperformance was due primarily to strong stock selection. Relative results were strongest in consumer staples and information technology, and were least effective in consumer discretionary and utilities. In stock selection, among the largest contributors to performance were Archer-Daniels-Midland and McDermott International. Archer-Daniels-Midland is principally engaged in processing and distributing agricultural commodities and products. The company’s third quarter profit rose 29 percent, beating analyst’s estimates, on higher prices for ethanol and soy-based products. McDermott International, a global energy services company, reported an increase of 110% in earnings before interest, taxes, depreciation and amortization (EBITDA) compared to the same quarter a year ago. This marked McDermott’s eighth consecutive quarter of positive EBITDA and a nine-year high.

Detractors from Fund performance included Barnes & Noble and Aetna. Aetna shares fell the most in more than five years after new health insurance customers from a U.S. drug program helped push costs up farther than revenue. The number three U.S. health insurer’s stock fell 20 percent, erasing about $5.4 billion in market value. Barnes & Noble has said that it expects comparable store sales growth to remain in the low single digits. In March it reported a decline of 3% in its fourth quarter profits. Sector selection added to the overall performance. The Fund benefited from a modest overweight in the energy sector, while a small overweight in healthcare stocks detracted from performance.

Finally, the timing of the initial investment of the Fund during the first few days of January when markets were very strong, caused a drag on performance.

Current Strategy and Outlook: Our investment process is based on the historical relationship between stock fundamentals and relative performance. We seek to maximize exposure to companies with strong business momentum, high quality earnings, attractive valuations and companies whose attractive qualities are being recognized in the market — as evidenced by strong relative performance, positive revisions by analysts and low levels of short interest. Conversely, we minimize exposure to stocks that score poorly by these criteria. We believe that focusing one’s portfolio on stocks with these fundamental traits can produce attractive results over time.

As of May 31, 2006, the Fund’s 12-month forward price to earnings ratio was below the benchmark and a three-to-five-year expected earnings growth rate that is slightly above the benchmark. The top two sector overweights were financials and consumer discretionary and the top two sector underweights were information technology and consumer staples.

Top Ten Holdings
as of May 31, 2006
(as a percent of net assets)

WR Berkley Corp.	3.2%
McDermott International, Inc.	3.1%
Prudential Financial, Inc.	3.0%
Boeing Co.	3.0%
Archer-Daniels-Midland Co.	2.9%
AmerisourceBergen Corp.	2.8%
Hewlett-Packard Co.	2.8%
Lam Research Corp.	2.7%
BMC Software, Inc.	2.6%
BEA Systems, Inc.	2.6%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING OPPORTUNISTIC LARGECAP FUND

Cumulative Total Returns for the Periods Ended May 31, 2006

	Since Inception of Class A December 28, 2005		Since Inception of Class B April 5, 2006		Since Inception of Class C April 27, 2006
Including Sales Charge:
Class A(1)	(5.56)%		—		—
Class B(2)	—		(10.80)%		—
Class C(3)	—		—		(5.53)%
Excluding Sales Charge:
Class A	0.20%		—
Class B	—		(6.10)%		—
Class C	—		—		(4.58)%
Russell 1000® Growth Index(4)	(1.51	)%(5)	3.52	%(6)	3.39	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)             Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)             The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(5)             Since inception performance for index is shown from December 28, 2005.

(6)             Since inception performance for index is shown from April 1, 2006.

(7)             Since inception performance for index is shown from May 1, 2006.

ING SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.94% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 18.22% and 18.24%, respectively, for the same period.

Portfolio Specifics: Strong stock selection was the main driver of Fund performance during the fiscal year. Stock selection within the strongly performing energy sector contributed significantly to results. The Fund benefited from its exposure to exploration and production and oil services companies, as these businesses benefited from increased capital spending by producers and refiners seeking to meet global demand. Positive stock selection within industrials and health care also added to results.

By market capitalization, the Fund had a relatively heavy weight at the higher end of the range, where stock selection again added value. As examples, Southwestern Energy and Unit Corp. were the top two contributors during the period. Southwestern Energy focuses on the exploration and production of natural gas, and natural gas prices have increased. We believe this company will continue to have strong production growth for the remainder of 2006 and that growth will accelerate. A reassessment of the quality of its acreage in the Fayetteville Shale significantly increased the value of the company. Unit Corp. is engaged in the exploration and production of oil and gas as well as onshore drilling services. The company benefited as it was able to use its own rigs to increase production, which meant they could ramp up faster and cheaper than many competing firms.

The largest detractors from performance were Avid Technology and Applebee’s International. Avid Technology, which develops digital media production software, underperformed as a result of a series of earnings disappointments. The company’s acquisition of Pinnacle Systems, which develops digital media software for the consumer market, was also viewed negatively by investors. Applebee’s, which franchises and operates casual dining restaurants, performed poorly, as it lowered guidance due to poor same store sales. Many of their restaurants are located in the Northeast and Midwest, areas which have experienced slower economic growth than other parts of the country. As we do not believe that this is a short-term correctable problem, the Fund no longer holds a position in Applebee’s.

Current Strategy and Outlook: We believe that the Fund is positioned well across sectors, with overweights in technology, energy and industrial companies. We believe that our overweight in technology will continue to be a positive contributor to performance, as we have invested in companies that we think will grow at an accelerated rate throughout 2006 as a result of strong new product cycles. We are likely to remain underweighted in sectors driven by consumer spending, such as retail and consumer durables, as the already extended consumer is facing the headwinds of higher interest rates and energy prices. Within the capital goods sector we have moved away from deeply cyclical industrial companies, especially those with exposure to residential construction. We may increase our weighting in the consumer services area, especially in companies that can show stable growth despite a weaker economy.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Aviall, Inc.	1.5%
Whitney Holding Corp.	1.4%
Unit Corp.	1.3%
ProAssurance Corp.	1.2%
Thomas & Betts Corp.	1.2%
MoneyGram International, Inc.	1.2%
HealthExtras, Inc.	1.2%
FMC Technologies, Inc.	1.2%
Superior Energy Services	1.2%
Kyphon, Inc.	1.2%

** Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	10 Year	Since Inception of Class I April 1, 1999	Since Inception of Class Q April 4, 2000
Including Sales Charge:
Class A(1)	13.03%	(5.97)%	5.08%	—	—
Class B(2)	14.04%	(5.89)%	4.96%	—	—
Class C(3)	18.04%	(5.52)%	4.94%	—	—
Class I	20.58%	(4.47)%	—	4.65%	—
Class Q	20.21%	(4.69)%	—	—	(8.13)%
Excluding Sales Charge:
Class A	19.94%	(4.85)%	5.71%	—	—
Class B	19.04%	(5.52)%	4.96%	—	—
Class C	19.04%	(5.52)%	4.94%	—	—
Class I	20.58%	(4.47)%	—	4.65%	—
Class Q	20.21%	(4.69)%	—	—	(8.13)%
Russell 2000® Growth Index(4)	18.22%	4.03%	3.42%	4.17%	2.74	%(6)
Russell 2000® Index(5)	18.24%	9.10%	8.52%	10.04%	6.16	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the Indices indicated. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in the indices. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)             Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)             The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(5)             Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6)             Since inception performance for index is shown from April 1, 2000.

ING FINANCIAL SERVICES FUND	PORTFOLIO MANAGERS’ REPORT

ING Financial Services Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Steven L. Rayner, Portfolio Manager, and Robert M. Kloss, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.71% compared to the Standard & Poor’s Financials Index and the Standard & Poor’s 500® Composite Stock Price Index, which returned 14.74% and 8.64%, respectively, for the same period.

Portfolio Specifics: During the year ended May 31, 2006, financial stocks outperformed the overall market as measured by the S&P 500® Index, and the Fund performed about in line with the financial sector. During much of the period, financial stocks roughly tracked the overall market, as decent growth in the U.S. economy and rising company earnings seemed to offset concerns about rising interest rates.

But during two bursts — one beginning in October and the other in late April — financial stocks sharply outperformed the market, as investors sensed the possibility that the Federal Reserve Board (“Fed”) might be nearing the end of its rate tightening campaign. In the most recent of these sentiment-driven rallies, optimism that the Fed might be nearly done gave way to fear that inflation might necessitate further rate increases, driving significant intra-sector rotation among financial stocks.

During the fiscal year, the Fund benefited from its overweight position in capital markets-oriented stocks, particularly securities brokers and asset managers. We saw the brokers as beneficiaries of a more robust trading environment and an improving climate for merger activity. The Fund benefited from strong performance from Goldman Sachs, Lehman Brothers, Merrill Lynch and Morgan Stanley.

Mortgage insurers Radian Group and PMI Group also were solid contributors to Fund performance during the period as higher rates helped the persistency of their insurance-in-force, and the credit climate remained benign. Other stocks aiding performance included asset managers Franklin Resources and Affiliated Managers, custody provider The Bank of New York, regional banks Prosperity Bancshares and Zions Bancorporation and property/casualty insurer ACE Limited.

We added to our weighting in property-casualty reinsurers after last fall’s hurricanes, with the thesis that heavy hurricane losses actually created more favorable industry conditions by reducing capacity and increasing demand, leading to the potential for price increases in many lines. This action did not help near-term Fund performance as our holdings in Axis Capital, Endurance Specialty Holdings, IPC Holdings and XL Capital lagged during the latter half of the fiscal year.

Mortgage originator Countrywide also underperformed during the fiscal year, though it rebounded dramatically later in the period.

Current Strategy and Outlook: Recently, market volatility has increased as investors grapple with whether inflation will prompt the Fed to continue raising interest rates, and what that will mean for economic growth and the capital markets.

Such issues most directly affect companies such as brokerages, which need a supportive economy to prosper. Resolution of the inflation/economic growth question likely will depend on economic data. We acknowledge, however, a heightened risk of an unsupportive environment, and have trimmed the Fund’s exposure to brokers. Still, the Fund remains overweight in the group, as recent prices imply a more significant slowdown than we believe likely.

We have modestly increased the Fund’s exposure to large banks, which we find more attractively priced and favorably positioned than the smaller regional banks.

We have maintained the overweight of property/casualty insurers initiated last fall. We believe the stocks overly discount the threat of another devastating hurricane season and we are encouraged by the pricing climate and the extent to which some companies have mitigated risk.

In addition to our sub-sector calls, we prefer to emphasize individual stocks with sound fundamental drivers and valuations implying good risk/reward tradeoffs.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Wells Fargo & Co.	6.0%
Citigroup, Inc.	6.0%
Bank of America Corp.	5.3%
JPMorgan Chase & Co.	4.6%
American International Group, Inc.	3.9%
US BanCorp.	3.9%
Merrill Lynch & Co., Inc.	3.7%
Affiliated Managers Group	3.5%
Wachovia Corp.	3.5%
Morgan Stanley	3.1%

** Excludes short-term investments related to repurchase agreements.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING FINANCIAL SERVICES FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	10 Year	Since Inception of Class B October 20, 1997		Since Inception of Class C August 24, 2004		Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	8.14%	6.82%	12.92%	—		—		—
Class B(2)	8.81%	6.95%	—	6.39%		—		—
Class C(3)	12.97%	—	—	—		12.05%		—
Class O	14.68%	—	—	—		—		11.44%
Excluding Sales Charge:
Class A	14.71%	8.08%	13.59%	—		—		—
Class B	13.81%	7.25%	—	6.39%		—		—
Class C	13.97%	—	—	—		12.05%		—
Class O	14.68%	—	—	—		—		11.44%
S&P Financials Index(4)	14.74%	5.05%	12.84%	8.31	%(6)	10.05	%(7)	11.14	%(8)
S&P 500® Index(5)	8.64%	1.96%	8.38%	5.53	%(6)	10.35	%(7)	10.18	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Financial Services Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)             Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)             The S&P Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500® Index.

(5)             The S&P 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)             Since inception performance for index is shown from November 1, 1997.

(7)             Since inception performance for index is shown from September 1, 2004.

(8)             Since inception performance for index is shown from October 1, 2004.

ING LARGECAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

ING LargeCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the fund.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.65% compared to the Russell 1000® Value Index and the Russell 1000® Index, which returned 12.61% and 9.38%, respectively, for the same period.

Portfolio Specifics: Gains from positions in industries such as computers & peripherals, food & staples retailing, and diversified telecom services contributed to positive performance in the period. Holdings in these industries advancing included Hewlett-Packard (computers & peripherals), Albertson’s (food & staples retailing), and BellSouth (diversified telecom services). Other positions registering gains included Micron Technology (semiconductors & semiconductor equipment) and El Paso (oil, gas & consumable fuels).

Conversely, declines for the Fund’s holdings in the auto components, automobiles, and health care providers & services industries weighed on performance. The largest detriment to performance was Delphi, which declared bankruptcy. Although we seek to avoid events like this, they are one of the inherent risks of equity portfolios that may allow investors to achieve long-term results superior to those of other asset classes. Other positions from the above-noted industries weighing on returns included Ford (automobiles) and Tenet Healthcare (health care providers & services).

We believe the Fund’s holdings offer compelling values. For example, while our auto components positions have several challenges ahead of them (to cut costs, improve product portfolios, and strengthen balance sheets), we believe their intrinsic values will be realized over the long term. Characteristics we look for in our analysis of an auto parts company include a strong mix of products, good relationships and/or long-term contracts with manufacturers, free-cash-flow generation, strong market share, and a diversified customer base between domestic and foreign manufacturers.

Relative to the Russell 1000® Value Index, the Fund was adversely impacted by high exposure to the automobiles and pharmaceuticals industries. The Fund also was negatively affected by an underweight to the oil, gas, and consumable fuels and capital markets industries. The Fund’s overweight to the computers & peripherals industry benefited relative returns. We invest in firms that we believe offer a “margin of safety” — companies selling at a price below our estimate of fair value. We believe many companies in the industries where we have low exposure do not offer compelling values. We believe quality businesses with attractive margins of safety represent compelling opportunities for long-term gains.

Please note that industry exposure is a result of our focus on the fundamentals and valuations of individual companies, not by any “industry allocation” decision. Please be aware that given short-term market fluctuations and our long-term perspective, we believe attribution analysis, particularly in periods less than five years, provides minimal benefit.

Current Strategy and Outlook: Over the 12-month period, we sold select positions as their market prices advanced toward our estimate of their intrinsic values, including Hewlett-Packard (computers & peripherals), American International Group (insurance), and CIT Group (diversified financial services). We established positions in Eastman Kodak (miscellaneous manufacturing), Tribune Company (media, since eliminated), and Intel (semiconductors & semiconductor equipment) at prices that we consider attractive.

As of May 31, 2006, the Fund’s most significant weighting was in the pharmaceuticals industry.

While we monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

Top Ten Holdings
as of May 31, 2006
(as a percent of net assets)

BellSouth Corp.	4.6%
General Motors Corp.	4.2%
Bristol-Myers Squibb Co.	4.1%
Merck & Co., Inc.	4.0%
Schering-Plough Corp.	3.9%
Pfizer, Inc.	3.9%
Safeway, Inc.	3.8%
Verizon Communications, Inc.	3.8%
Intel Corp.	3.8%
Ford Motor Co.	3.6%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING LARGECAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Class A and B February 2, 2004		Since Inception of Class C February 3, 2004		Since Inception of Class I August 2, 2004
Including Sales Charge:						—
Class A(1)	1.50%	2.28%		—
Class B(2)	1.81%	2.88%		—		—
Class C(3)	5.79%	—		4.28%		—
Class I	7.94%	—		—		8.28%
Excluding Sales Charge:
Class A	7.65%	4.92%		—		—
Class B	6.81%	4.11%		—		—
Class C	6.79%	—		4.28%		—
Class I	7.94%	—		—		8.28%
Russell 1000® Value Index(4)	12.61%	11.81	%(6)	11.81	%(6)	14.83	%(7)
Russell 1000® Index(5)	9.38%	7.83	%(6)	7.83	%(6)	11.38	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)             Reflects deduction of the Class C deferred sales charge of 1%.

(4)             The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)             The Russell 1000® Index measures the performance of the largest 1,000 U.S. incorporated companies.

(6)             Since inception performance for the index is shown from February 1, 2004.

(7)             Since inception performance for the index is shown from August 1, 2004.

ING MAGNACAP FUND	PORTFOLIO MANAGERS’ REPORT

ING MagnaCap Fund (the “Fund”) seeks growth of capital, with dividend income as a secondary consideration. The Fund is managed by Scott Lewis, Senior Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.32%, compared to the Russell 1000® Value Index and the Standard & Poor’s 500® Composite Stock Price Index, which returned 12.61% and 8.64%, respectively, for the same period.

Portfolio Specifics: The Fund’s out performance against the benchmark was primarily due to stock selection within the consumer discretionary and energy sectors. A modest overweight to the strongly performing energy sector and a modest underweight to the lagging utilities sector aided performance as well. Companies such as Abercrombie & Fitch and Best Buy were successful consumer holdings. In both cases, we became very interested after the Street went completely negative on them, and our fundamental research showed us that the catalysts for success were in place and underappreciated. Abercrombie worked through its denim inventory issues in the third and fourth quarters and Best Buy saw success with its store reconfigurations and focus on higher-end HDTV and customer service.

The Fund’s holdings in oil and gas services (Halliburton and BJ Services) as well as oil and gas exploration and production (Apache and EOG Resources) boosted returns strongly. We believe valuations and earnings potential in these sub-sectors remain attractive. Integrated oil companies remain unattractive because of their fixed rate production sharing agreements with host countries. The holding with the highest impact on performance however, was coal producer Peabody, which returned over 150% during the period. The Fund’s position in Wesco International, a distributor of electrical products and provider of procurement solutions, also contributed to performance. Strength in Wesco’s commercial-construction markets, as well as utility company spending to upgrade the power grid, helped fuel strong growth and margin performance.

The technology sector was the largest detractor from overall results due to stock selection. The Fund’s zero weighting in Hewlett Packard was a notable performance drag. We believe the benefits of cost cutting at HP are already priced into the stock, and since the company operates in highly competitive markets with mediocre products, we think management will have a difficult time gaining traction. Financial holdings such as Freddie Mac and Axis Capital Holdings detracted from performance. More pronounced, however, was the impact of not owning Goldman Sachs, which advanced on earnings news despite an expanded valuation.

Current Strategy and Outlook: Currently, the Fund is positioned in companies that we believe have strong competitive positions, robust end markets or effective capital allocation. Each company possesses what we believe to be an attractive valuation as well as clear catalyst(s) that may enable its valuation to return to a level consistent with its operating and financial strength. Top holdings include Plains Exploration and Production Co., Newfield Exploration, KFX, Harrah’s Entertainment and Kerzner International.

Within energy, we continue to favor companies engaged in selling equipment or services to the oil and gas industries, as well as those independent exploration and production concerns that either have high-yielding energy reserves or the ability to discover them economically. Kerzner is an operator of luxury casino resorts in the Bahamas, Mexico, Dubai and elsewhere. The company targets the super-rich as clientele and has been remarkably successful in creating an atmosphere of exclusivity at their key properties. Harrah’s Entertainment is a gaming company that we believe will derive greater-than-expected benefits from its acquisition of Caesar’s. Other new properties the company has acquired or developed have exceeded expectations. The stock’s valuation is far lower than its peer group, and we believe it does not reflect the opportunities that may lie ahead for the company.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Bank of America Corp.	4.9%
Exxon Mobil Corp.	3.9%
Pfizer, Inc.	3.5%
Citigroup, Inc.	3.2%
Altria Group, Inc.	2.9%
Wells Fargo & Co.	2.5%
AT&T, Inc.	2.2%
JPMorgan Chase & Co.	2.2%
Merrill Lynch & Co., Inc.	2.2%
Plains Exploration & Production Co.	2.2%

** Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MAGNACAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	5 Year	10 Year	Since Inception of Class C June 1, 1999	Since Inception of Class I March 4, 2003
Including Sales Charge:
Class A(1)	6.80%	0.85%	6.29%	—	—
Class B(2)	7.38%	0.96%	6.16%	—	—
Class C(3)	11.45%	1.31%	—	0.85%	—
Class I	13.65%	—	—	—	17.56%
Class M(4)	8.77%	0.86%	6.06%	—	—
Excluding Sales Charge:
Class A	13.32%	2.06%	6.92%	—	—
Class B	12.38%	1.31%	6.16%	—	—
Class C	12.45%	1.31%	—	0.85%	—
Class I	13.65%	—	—	—	17.56%
Class M	12.73%	1.57%	6.44%	—	—
Russell 1000® Value Index(5)	12.61%	6.28%	10.79%	5.29%	19.98	%(7)
S&P 500® Index(6)	8.64%	1.96%	8.38%	1.23%	15.58	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)             Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)             Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)             The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(6)             The Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)             Since inception performance for index is shown from March 1, 2003.

ING MIDCAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

ING MidCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Mid Cap Investment Committee is responsible for making the day-to-day investment decisions for the fund.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.35% compared to the Russell Midcap® Value Index and Russell Midcap® Index, which returned 17.29% and 16.58%, respectively, for the same period.

Portfolio Specifics: Gains for holdings in the communications equipment, insurance, and textiles, apparel & luxury goods industries made positive contributions to performance. Among the Fund’s positions in these industries posting gains were 3Com (communications equipment), Phoenix Companies (insurance), and Tommy Hilfiger (textiles, apparel & luxury goods). Holdings from other industries advancing during the period included IKON Office Solutions (office electronics) and Agere Systems (semiconductors & semiconductor equipment).

The Fund’s holdings in the auto components industry, which represent the largest industry weighting for the Fund, had a sizable negative impact on performance for the year. Many auto components companies have experienced adversity over the last few years, including concerns over pricing pressure from original equipment manufacturers, rising material costs, and high labor, pension, and healthcare liabilities. Select holdings in this industry — Delphi and Dana — declared bankruptcy during the year. Inherent in investing in a portfolio of equities is some bankruptcy risk, especially with companies that typically have high operating and/or financial leverage. Our process is not immune to this risk. The success of our investment approach relies on our expectation that gains will, over time, outweigh losses as borne out by our long-term investment record. We believe select auto components companies trade at sizable discounts to our estimates of their fair value, and offer compelling opportunities for capital appreciation. In our company-specific analysis, we tend to look for companies with a diverse mix of products, strong market share, and robust free-cash-flow generation.

Relative to the Russell Midcap® Value Index, stock selection within the health care providers & services industry and in the information technology sector proved unfavorable to performance. The Fund’s significant overweighting to securities in the auto components industry, low exposure to the oil gas & consumable fuels industry, and lack of exposure to securities in the metals & mining industry relative to the Russell Midcap® Value Index also contributed to weaker results. Conversely, the Fund benefited from stock selection among positions in the household durables industry.

We invest in firms that we believe offer a “margin of safety” — companies selling at a price below our estimate of fair value. Many companies in the oil gas & consumable fuels industry are selling at what we believe to be overly optimistic prices. We do not believe current valuations support the prices for many firms in this industry; in other words, we find firms in these industries expensive.

Please note that industry exposure is a result of our focus on the fundamentals and valuations of individual companies — not any “industry allocation” decision. Also, please be aware that given short-term market fluctuations and our long-term perspective, we believe attribution analysis, particularly in periods less than five years, provides minimal benefit.

Current Strategy and Outlook: During the period, we sold select positions as their market prices advanced toward our estimates of their intrinsic values, including Tommy Hilfiger (textiles, apparel & luxury goods) and El Paso (oil, gas & consumable fuels). We also purchased shares of companies at prices that we consider attractive, including Pilgrims Pride (food products), Lexmark (computers & peripherals), and Tyson Foods (food products).

As of May 31, 2006, the Fund’s most significant weighting was in the auto components industry.

While we monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Solectron Corp.	4.8%
Unisys Corp.	4.6%
Tenet Healthcare Corp.	4.1%
Safeway, Inc.	4.1%
Cincinnati Bell, Inc.	4.0%
Albertson’s, Inc.	4.0%
Sanmina-SCI Corp.	3.8%
Agere Systems, Inc.	3.5%
Visteon Corp.	3.5%
ArvinMeritor, Inc.	3.4%

** Excludes short-term investments related to U.S. government agency obligations and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Class A February 1, 2002	Since Inception of Class B and C February 4, 2002		Since Inception of Class I March 4, 2002		Since Inception of Class Q April 17, 2002
Including Sales Charge:
Class A(1)	1.20%	4.88%	—		—		—
Class B(2)	2.13%	—	5.56%		—		—
Class C(3)	5.73%	—	5.94%		—		—
Class I	7.55%	—	—		6.43%		—
Class Q	7.37%	—	—		—		5.40%
Excluding Sales Charge:
Class A	7.35%	6.32%	—		—		—
Class B	6.60%	—	5.94%		—		—
Class C	6.62%	—	5.94%		—		—
Class I	7.55%	—	—		6.43%		—
Class Q	7.37%	—	—		—		5.40%
Russell Midcap® Value Index(4)	17.29%	14.98%	14.98	%(6)	14.86	%(7)	14.12	%(8)
Russell Midcap® Index(5)	16.58%	12.64%	12.64	%(6)	13.19	%(7)	12.69	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(5)   The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)   Since inception performance for index is shown from February 1, 2002.

(7)    Since inception performance for index is shown from March 1, 2002.

(8)   Since inception performance for index is shown from May 1, 2002.

ING MIDCAP VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

ING MidCap Value Choice Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by David Iben, CFA, Chief Investment Officer of Tradewinds NWQ Global Investors, LLC — the Sub-Adviser.*

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 36.48% compared to the Russell Midcap® Value Index and the Russell Midcap® Index, which returned 17.29% and 16.58%, respectively, for the same period.

Portfolio Specifics: For the year ended May 31, 2006, the Fund had positive absolute returns and strong performance relative to its benchmark, the Russell Midcap® Value Index. Strong gains were driven primarily by our holdings in the materials sector. These strong returns were enhanced by the Fund’s heavily overweight position in the sector. Mining companies within the materials sector performed particularly well as worldwide demand for commodities continued to increase. Several of our gold mining company investments, including Bema Gold and Lihir Gold, registered strong gains and benefited from a significant increase in the price of gold. Technology investment Maxtor, appreciated significantly in December after hard disk drive rival Seagate Technology announced that it would acquire the firm. Several investments in the producer durables sector, including agricultural equipment manufacturers AGCO Corp. and CNH Global N.V., and irrigation system producer Lindsay Manufacturing also contributed to positive performance. The agricultural industry had lagged the market over the past year and may finally be working its way out of a cyclical bottom. Detracting from performance were Scholastic Corp and consumer staples holdings Sara Lee Corp and Kao Corp. ADR.

Current Strategy and Outlook: We continue to find value opportunities in the materials & processing sector, particularly in gold mining and agricultural companies. We believe that these companies stand to benefit from favorable worldwide supply/demand fundamentals, the stocks sell at discounts to liquidation values (even using distressed commodity price assumptions), and that our overweight exposure to this sector will continue to pay off in the long run. We are also finding value opportunities in the international arena and have invested in a wide range of American Depositary Receipts (“ADRs”). Convertible bonds investments have also become more attractive, particularly in the technology sector. Finding value opportunities in the finance and healthcare sectors remains challenging, especially in the capitalization range in which we operate, and thus we remain underweight in these sectors.

*                 Effective April 3, 2006, Tradewinds NWQ Global Investors, LLC became sub-adviser to the Fund. Prior to April 3, 2006, the Fund was sub-advised by NWQ Investment Management Company, LLC.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Tyson Foods, Inc.	4.2%
AGCO Corp.	4.0%
Barrick Gold Corp.	3.5%
Anglogold Ashanti Ltd. ADR	3.0%
Lihir Gold Ltd. ADR	3.0%
Bema Gold Corp.	2.8%
Mosaic Co.	2.7%
Lear Corp., 4.740%, due 02/20/22	2.6%
Apex Silver Mines Ltd.	2.6%
EDO Corp., 4.000%, due 11/15/25	2.1%

** Excludes short-term investments related to U.S. government agency obligations and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Class A and B February 1, 2005	Since Inception of Class C February 7, 2005		Since Inception of Class I September 16, 2005
Including Sales Charge:
Class A(1)	28.61%	20.64%	—		—
Class B(2)	30.54%	22.49%	—		—
Class C(3)	34.62%	—	26.20%
Class I	—	—	—		21.87%
Excluding Sales Charge:
Class A	36.48%	26.14%	—		—
Class B	35.54%	25.30%	—		—
Class C	35.62%	—	26.20%		—
Class I	—	—	—		21.87%
Russell Midcap® Value Index(4)	17.29%	16.58%	16.58	%(6)	7.80	%(7)
Russell Midcap® Index(5)	16.58%	15.34%	15.34	%(6)	7.18	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Value Choice Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)             Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)             The Russell Midcap® Value Index is an unmanaged index that measures the performance of Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(5)             The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)             Since inception performance for index is shown from February 1, 2005.

(7)             Since inception performance for index is shown from October 1, 2005.

ING SMALLCAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

ING SmallCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. – the Sub-Adviser. Brandes’ Small Cap Investment Committee is responsible for making the day-to-day investment decisions for the fund.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.51% compared to the Russell 2000® Value Index and the Russell 2000® Index, which returned 18.22% and 18.24%, respectively, for the same period.

Portfolio Specifics: On an absolute basis, holdings in a number of industries tended to advance, including positions in the household durables, insurance, and chemicals industries. Holdings from these industries posting gains included Kimball International (household durables), National Western Life Insurance (insurance), and PolyOne (chemicals). Other positions contributing to positive performance included Tommy Hilfiger (textiles, apparel & luxury goods), Kemet (electronic equipment & instruments), and LaBranche (capital markets).

On a relative basis, returns for the Fund trailed both benchmarks for the year ending May 31, 2006. Contributing factors included the negative performance of holdings in the health care providers & services, auto components, and airlines industries. Specifically, select holdings declared bankruptcy during the year – OCA (health care providers & services), Dana (auto components), and Delta Air Lines (airlines).

Without reducing the significance of these developments, it is important to bear in mind that, over time, a diversified equity portfolio is bound to include some failures. In the past, we have owned securities of companies that failed and it will be highly unlikely we will be able to avoid doing so again in the future. These situations have, over longer periods, not had a significant impact on long-term investment returns. Although we seek to avoid events like this, they are one of the inherent risks of equity portfolios that may allow investors to achieve long-term results superior to those of other asset classes.

In addition to select company-specific declines, the Fund’s significant allocation to the consumer discretionary sector, specifically among securities in the auto components and automobiles industries, weighed on relative performance. Lack of exposure to the energy sector also weighed on relative results. This reflects our company-specific analysis and our view that such firms generally are not attractively valued. We do not believe the current, record returns on capital – nor current oil prices – are sustainable over the long term.

Please note that industry exposure is a result of our focus on the fundamentals and valuations of individual companies – not by any “industry allocation” decision. Also, please be aware that given short-term market fluctuations and our long-term perspective, we believe attribution analysis, particularly in periods less than five years, provides minimal benefit.

Current Strategy and Outlook: During the period, we sold select positions as their market prices advanced toward our estimates of their intrinsic values, including Tommy Hilfiger (textiles, apparel & luxury goods), Callaway Golf (leisure equipment & products), and Dynegy (independent power producers & energy traders). We also purchased shares of companies at prices that we consider attractive, including Lear (auto components), Jo-Ann Stores (specialty retail), and Innospec (chemicals).

As of May 31, 2006, the Fund’s most significant weighting was in the auto components industry.

While we monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Visteon Corp.	4.5%
Tecumseh Products Co.	4.1%
ArvinMeritor, Inc.	3.8%
Agere Systems, Inc.	3.6%
Lear Corp.	3.4%
Innospec, Inc.	3.4%
Utstarcom, Inc.	3.4%
Goodyear Tire & Rubber Co.	3.3%
Kemet Corp.	3.0%
Cincinnati Bell, Inc.	2.8%

** Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Class A February 1, 2002	Since Inception of Class B February 4, 2002		Since Inception of Class C February 7, 2002		Since Inception of Class I March 7, 2002		Since Inception of Class Q April 30, 2002
Including Sales Charge:
Class A(1)	0.36%	9.72%	—		—		—		—
Class B(2)	1.80%	—	10.50%		—		—		—
Class C(3)	5.02%	—	—		11.10%		—		—
Class I	6.89%	—	—		—		11.11%		—
Class Q	6.69%	—	—		—		—		9.57%
Excluding Sales Charge:
Class A	6.51%	11.23%	—		—		—		—
Class B	5.79%	—	10.83%		—		—		—
Class C	5.82%	—	—		11.10%		—		—
Class I	6.89%	—	—		—		11.11%		—
Class Q	6.69%	—	—		—		—		9.57%
Russell 2000® Value Index(4)	18.22%	14.27%	14.27	%(6)	14.27	%(6)	14.41	%(7)	12.07	%(8)
Russell 2000® Index(5)	18.24%	11.03%	11.03	%(6)	11.03	%(6)	11.99	%(7)	10.16	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception return, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)	The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(6)	Since inception performance for index is shown from February 1, 2002.

(7)	Since inception performance for index is shown from March 1, 2002.

(8)	Since inception performance for index is shown from May 1, 2002.

ING SMALLCAP VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

ING SmallCap Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director and Portfolio Manager, NWQ Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 31.90% compared to the Russell 2000® Value Index and the Russell 2000® Index which returned 18.22% and 18.24%, respectively, for the same period.

Portfolio Specifics: The Fund’s performance was very strong on an absolute basis and well ahead of the results of the Russell 2000® and Russell 2000® Value benchmarks in the last twelve months. While the Fund benefited from its sector weightings, the primary source of outperformance was individual stock selection. The stock selection process is bottom-up and fundamentally based with a rigorous approach to valuation in the search for mis-priced small-cap equities. For the full year, the strongest sector returns remained energy, producer durables, and materials and processing. The underweight position in technology and poor stock selection in this sector negatively contributed to performance. While the Fund was under weighted in the underperforming finance sector, it was overweighted in mortgage REIT’s which performed poorly. Today, we believe mortgage REIT’s offer compelling value and attractive income streams, and the Fund continues to hold these positions. An overweight position in the relatively weak consumer staples sector detracted somewhat from performance, but excellent stock selection contributed substantially. The Fund was underweighted in the under performing consumer discretionary sector, which was a relative benefit and again stock selection in this sector contributed strongly to performance. The largest positive contribution to performance was generated by holdings in General Cable, Acergy, Century Aluminum and Denbury Resources. Despite their strong performance, we believe these stocks still offer excellent potential appreciation. The four largest negative contributions were generated by Quanta Capital, New York Mortgage Trust, Bowater and Warren Resources. While these holdings have been disappointing, we believe they offer excellent risk/reward in the future. Trading at a discount to book value and with a sustainable double digit dividend yield, New York Mortgage Trust is very attractive. Quanta, a provider of specialty insurance and reinsurance, was impacted by the ’05 hurricanes. The stock appears to be trading at a significant discount to liquidation value. Bowater has suffered from the decline in newsprint usage and sharply rising input costs. With industry consolidation, however, Bowater is regaining pricing power. Asset sales, including timber, combined with rising free cash flow should allow significant pay down of debt. The stock is deeply undervalued. Warren Resources is an attractive energy company with coal bed methane assets.

Current Strategy and Outlook: Market participants have been surprised by the continued strength of small-cap stocks. These stocks tend to thrive when borrowing conditions are easy, and despite the 16th increase in interest rates by the Federal Reserve Board, credit is readily available. With the arrival of Mr. Bernanke as chairman of the Federal Reserve Board, the level of uncertainty for the equity markets in general and small cap stocks in particular has clearly risen. With Chairman Bernanke’s need to establish his credentials as an inflation fighter, the equity market is at risk. Recognizing this potentially negative environment, we have redoubled our efforts to stress test the earnings and valuation assumptions for each of our holdings to minimize downside risk in the Fund.

Top Ten Holdings**
as of May 31, 2006
(as a percent of net assets)

Fossil, Inc.	4.4%
Sauer-Danfoss, Inc.	4.1%
General Cable Corp.	4.0%
Casey’s General Stores, Inc.	3.9%
Gibraltar Industries, Inc.	3.8%
Griffon Corp.	3.7%
Lincoln Electric Holdings, Inc.	3.5%
Acergy SA ADR	3.1%
Denbury Resources, Inc.	3.0%
Wausau-Mosinee Paper Corp.	3.0%

** Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended May 31, 2006

	1 Year	Since Inception of Class A and B February 1, 2005	Since Inception of Class C February 2, 2005		Since Inception of Class I June 9, 2005
Including Sales Charge:
Class A(1)	24.36%	14.00%	—		—
Class B(2)	25.91%	15.47%	—		—
Class C(3)	29.97%	—	18.07%		—
Class I	—	—	—		29.26%
Excluding Sales Charge:
Class A	31.90%	19.20%	—		—
Class B	30.91%	18.34%	—		—
Class C	30.97%	—	18.07%		—
Class I	—	—	—		29.26%
Russell 2000® Value Index(4)	18.22%	13.81%	13.81	%(6)	18.22	%(7)
Russell 2000® Index(5)	18.24%	12.72%	12.72	%(6)	18.24	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Choice Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)             Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)             Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)             Reflects deduction of the Class C deferred sales charge of 1% for the since inception returns.

(4)             The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)             The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(6)             Since inception performance for index is shown from February 1, 2005.

(7)             Since inception performance for index is shown from June 1, 2005.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2005 to May 31, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING Convertible Fund
Actual Fund Return
Class A	$1,000.00	$1,057.90	1.30%	$ 6.67
Class B	1,000.00	1,053.90	2.05	10.50
Class C	1,000.00	1,053.30	2.05	10.49
Class Q	1,000.00	1,057.80	1.29	6.62
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.45	1.30%	$ 6.54
Class B	1,000.00	1,014.71	2.05	10.30
Class C	1,000.00	1,014.71	2.05	10.30
Class Q	1,000.00	1,018.50	1.29	6.49

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING Real Estate Fund
Actual Fund Return
Class A	$1,000.00	$1,090.80	1.20%	$ 6.26
Class B	1,000.00	1,086.50	1.95	10.14
Class C	1,000.00	1,086.60	1.95	10.14
Class I	1,000.00	1,092.80	0.92	4.80
Class O	1,000.00	1,090.40	1.16	6.05
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.95	1.20%	$ 6.04
Class B	1,000.00	1,015.21	1.95	9.80
Class C	1,000.00	1,015.21	1.95	9.80
Class I	1,000.00	1,020.34	0.92	4.63
Class O	1,000.00	1,019.15	1.16	5.84
ING Disciplined LargeCap Fund
Actual Fund Return
Class A	$1,000.00	$1,013.70	1.36%	$ 6.83
Class B	1,000.00	1,010.30	2.11	10.58
Class C	1,000.00	1,009.20	2.11	10.57
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.36%	$ 6.84
Class B	1,000.00	1,014.41	2.11	10.60
Class C	1,000.00	1,014.41	2.11	10.60
ING Fundamental Research Fund(a)
Actual Fund Return
Class A	$1,000.00	$1,016.00	1.25%	$ 5.32
Class B	1,000.00	997.00	2.00	6.24
Class C	1,000.00	981.60	2.00	2.39
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.82	1.25%	$ 5.32
Class B	1,000.00	1,008.75	2.00	6.28
Class C	1,000.00	1,002.65	2.00	2.42

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Fundamental Research Fund, which reflects the 154-day period due to its Class A inception date of December 28, 2005, the 114-day period due to its Class B inception date of February 6, 2006 and the 44-day period due to its Class C inception date of April 17, 2006.

(a)          Commencement of operations for Class A, Class B, and Class C on December 28, 2005, February 6, 2006, and April 17, 2006, respectively.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING LargeCap Growth Fund
Actual Fund Return
Class A	$1,000.00	$ 980.00	1.44%	$ 7.11
Class B	1,000.00	976.60	2.10	10.30
Class C	1,000.00	977.10	2.10	10.30
Class I	1,000.00	982.20	0.98	4.84
Class Q	1,000.00	981.10	1.24	6.12
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.44%	$ 7.24
Class B	1,000.00	1,014.51	2.10	10.50
Class C	1,000.00	1,014.51	2.10	10.50
Class I	1,000.00	1,020.04	0.98	4.94
Class Q	1,000.00	1,018.75	1.24	6.24
ING MidCap Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,062.30	1.39%	$ 7.15
Class B	1,000.00	1,058.20	2.15	11.03
Class C	1,000.00	1,057.70	2.15	11.03
Class I	1,000.00	1,063.90	0.97	4.99
Class Q	1,000.00	1,062.20	1.22	6.27
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.00	1.39%	$ 6.99
Class B	1,000.00	1,014.21	2.15	10.80
Class C	1,000.00	1,014.21	2.15	10.80
Class I	1,000.00	1,020.09	0.97	4.89
Class Q	1,000.00	1,018.85	1.22	6.14
ING Opportunistic LargeCap Fund(a)
Actual Fund Return
Class A	$1,000.00	$1,002.00	1.25%	$ 5.28
Class B	1,000.00	939.00	2.00	2.97
Class C	1,000.00	954.20	2.00	1.82
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.82	1.25%	$ 5.32
Class B	1,000.00	1,004.60	2.00	3.08
Class C	1,000.00	1,002.79	2.00	1.87

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Opportunistic LargeCap Fund, which reflects the 154-day period due to its Class A inception date of December 28, 2005, the 56-day period due to its Class B inception date of April 5, 2006, and 34-day period due to its Class C inception date of April 27, 2006.

(a)          Commencement of operations for Class A, Class B, and Class C on December 28, 2005, April 5, 2006, and April 27, 2006, respectively.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING SmallCap Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,063.30	1.50%	$ 7.72
Class B	1,000.00	1,059.40	2.25	11.55
Class C	1,000.00	1,059.60	2.25	11.55
Class I	1,000.00	1,066.50	1.04	5.36
Class Q	1,000.00	1,064.60	1.30	6.69
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.50%	$ 7.54
Class B	1,000.00	1,013.71	2.25	11.30
Class C	1,000.00	1,013.71	2.25	11.30
Class I	1,000.00	1,019.75	1.04	5.24
Class Q	1,000.00	1,018.45	1.30	6.54
ING Financial Services Fund
Actual Fund Return
Class A	$1,000.00	$1,027.70	1.19%	$ 6.02
Class B	1,000.00	1,023.90	1.94	9.79
Class C	1,000.00	1,024.80	1.94	9.79
Class O	1,000.00	1,027.60	1.19	6.02
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.00	1.19%	$ 5.99
Class B	1,000.00	1,015.26	1.94	9.75
Class C	1,000.00	1,015.31	1.94	9.75
Class O	1,000.00	1,019.00	1.19	5.99
ING LargeCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,080.80	1.45%	$ 7.52
Class B	1,000.00	1,076.50	2.20	11.39
Class C	1,000.00	1,076.40	2.20	11.39
Class I	1,000.00	1,082.60	1.18	6.13
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.70	1.45%	$ 7.29
Class B	1,000.00	1,013.96	2.20	11.05
Class C	1,000.00	1,013.96	2.20	11.05
Class I	1,000.00	1,019.05	1.18	5.94

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING MagnaCap Fund
Actual Fund Return
Class A	$1,000.00	$1,042.00	1.08%	$ 5.55
Class B	1,000.00	1,039.10	1.89	9.61
Class C	1,000.00	1,039.00	1.89	9.61
Class I	1,000.00	1,044.40	0.82	4.18
Class M	1,000.00	1,039.90	1.64	8.09
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.50	1.08%	$ 5.49
Class B	1,000.00	1,015.46	1.89	9.50
Class C	1,000.00	1,015.51	1.89	9.50
Class I	1,000.00	1,020.84	0.82	4.13
Class M	1,000.00	1,017.00	1.64	8.00
ING MidCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,070.60	1.63%	$ 8.41
Class B	1,000.00	1,067.00	2.38	12.26
Class C	1,000.00	1,067.20	2.38	12.27
Class I	1,000.00	1,071.60	1.38	7.13
Class Q	1,000.00	1,070.80	1.61	8.31
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.80	1.63%	$ 8.20
Class B	1,000.00	1,013.01	2.38	11.94
Class C	1,000.00	1,013.06	2.38	11.94
Class I	1,000.00	1,018.05	1.38	6.94
Class Q	1,000.00	1,016.90	1.61	8.10
ING MidCap Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,176.00	1.51%	$ 8.19
Class B	1,000.00	1,170.70	2.26	12.23
Class C	1,000.00	1,171.20	2.26	12.23
Class I	1,000.00	1,177.60	1.63	8.85
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.40	1.51%	$ 7.59
Class B	1,000.00	1,013.61	2.26	11.35
Class C	1,000.00	1,013.66	2.26	11.35
Class I	1,000.00	1,016.80	1.63	8.20

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2006*
ING SmallCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,031.50	1.62%	$ 8.21
Class B	1,000.00	1,027.70	2.37	11.98
Class C	1,000.00	1,028.80	2.37	11.99
Class I	1,000.00	1,033.10	1.37	6.94
Class Q	1,000.00	1,032.90	1.62	8.21
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.85	1.62%	$ 8.15
Class B	1,000.00	1,013.11	2.37	11.90
Class C	1,000.00	1,013.11	2.37	11.90
Class I	1,000.00	1,018.10	1.37	6.89
Class Q	1,000.00	1,016.85	1.62	8.15
ING SmallCap Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,139.20	1.54%	$ 8.21
Class B	1,000.00	1,135.50	2.29	12.19
Class C	1,000.00	1,135.10	2.29	12.19
Class I	1,000.00	1,141.30	1.17	6.25
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.25	1.54%	$ 7.75
Class B	1,000.00	1,013.46	2.29	11.50
Class C	1,000.00	1,013.46	2.29	11.50
Class I	1,000.00	1,019.10	1.17	5.89

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors/Trustees and Shareholders of
ING Equity Trust and ING Investment Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of ING Convertible Fund, ING Real Estate Fund, ING Disciplined LargeCap Fund, ING Fundamental Research Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING Opportunistic LargeCap Fund, ING SmallCap Opportunities Fund, ING Financial Services Fund, ING LargeCap Value Fund, ING MidCap Value Fund, ING MidCap Value Choice Fund, ING SmallCap Value Fund, and ING SmallCap Value Choice Fund, each a series of ING Equity Trust, and ING MagnaCap Fund, a series of ING Investment Funds, Inc., including the portfolios of investments, as of May 31, 2006, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Convertible Fund, ING Real Estate Fund, ING Disciplined LargeCap Fund, ING Fundamental Research Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING Opportunistic LargeCap Fund, ING SmallCap Opportunities Fund, ING Financial Services Fund, ING LargeCap Value Fund, ING MidCap Value Fund, ING MidCap Value Choice Fund, ING SmallCap Value Fund, ING SmallCap Value Choice Fund, and ING MagnaCap Fund, as of May 31, 2006, the results of their operations, the changes in their net assets, and financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING Convertible Fund	ING Real Estate Fund	ING Disciplined LargeCap Fund	ING Fundamental Research Fund
ASSETS:
Investments in securities at value+*	$134,321,511	$280,946,052	$38,280,784	$4,936,674
Short-term investments at amortized cost	32,719,818	—	2,311,612	—
Repurchase agreement	953,000	—	308,000	175,000
Cash	12,776	197,191	266,977	12,584
Cash collateral for futures	—	—	9,450	—
Receivables:
Investment securities sold	2,722,240	3,128,134	—	—
Fund shares sold	78,200	601,224	3,126	—
Dividends and interest	681,347	297,671	83,140	8,242
Variation margin	—	—	1,300	—
Prepaid offering expenses	—	—	—	102,106
Prepaid other expenses	21,357	32,005	14,205	4,438
Reimbursement due from manager	16,072	—	2,690	14,700
Total assets	171,526,321	285,202,277	41,281,284	5,253,744

LIABILITIES:
Payable for investment securities purchased	—	—	266,238	—
Payable for fund shares redeemed	1,101,032	268,215	159,123	—
Payable upon receipt of securities loaned	32,719,818	—	2,311,612	—
Payable to affiliates	187,577	232,228	57,201	4,827
Payable for trustee fees	8,469	172	1,301	184
Other accrued expenses and liabilities	103,923	60,862	83,919	11,583
Total liabilities	34,120,819	561,477	2,879,394	16,594
NET ASSETS	$137,405,502	$284,640,800	$38,401,890	$5,237,150

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$192,059,932	$191,833,212	$78,228,521	$5,156,959
Undistributed net investment income	329,044	1,095,186	—	11,147
Accumulated net realized gain (loss) on investments and futures	(64,501,774)	10,210,327	(42,180,126)	70,340
Net unrealized appreciation or depreciation on investments and futures	9,518,300	81,502,075	2,353,495	(1,296)
NET ASSETS	$137,405,502	$284,640,800	$38,401,890	$5,237,150

+ Including securities loaned at value	$32,011,760	$—	$2,253,733	$—
* Cost of investments in securities	$124,803,211	$199,443,977	$35,921,504	$4,937,970

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING Convertible Fund	ING Real Estate Fund	ING Disciplined LargeCap Fund	ING Fundamental Research Fund
Class A:
Net assets	$48,404,081	$102,852,522	$4,977,231	$5,135,750
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,507,056	6,264,437	482,121	505,556
Net asset value and redemption price per share	$19.31	$16.42	$10.32	$10.16
Maximum offering price per share (5.75%)(1)	$20.49	$17.42	$10.95	$10.78

Class B:
Net assets	$37,845,674	$5,036,985	$23,953,970	$24,598
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,771,939	306,146	2,437,823	2,430
Net asset value and redemption price per share(2)	$21.36	$16.45	$9.83	$10.12
Maximum offering price per share	$21.36	$16.45	$9.83	$10.12

Class C:
Net assets	$48,824,705	$3,124,287	$9,470,689	$76,802
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,462,969	184,001	963,940	7,588
Net asset value and redemption price per share(2)	$19.82	$16.98	$9.82	$10.12
Maximum offering price per share	$19.82	$16.98	$9.82	$10.12

Class I:
Net assets	n/a	$144,907,232	—	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$0.01	.01	n/a
Shares outstanding	n/a	8,402,320	—	n/a
Net asset value and redemption price per share	n/a	$17.25	—	n/a
Maximum offering price per share	n/a	$17.25	—	n/a

Class O:
Net assets	n/a	$28,719,774	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.01	n/a	n/a
Shares outstanding	n/a	1,751,102	n/a	n/a
Net asset value and redemption price per share	n/a	$16.40	n/a	n/a
Maximum offering price per share	n/a	$16.40	n/a	n/a

Class Q:
Net assets	$2,331,042	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	124,688	n/a	n/a	n/a
Net asset value and redemption price per share	$18.69	n/a	n/a	n/a
Maximum offering price per share	$18.69	n/a	n/a	n/a

(1)          Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING LargeCap Growth Fund	ING MidCap Opportunities Fund	ING Opportunistic LargeCap Fund	ING SmallCap Opportunities Fund
ASSETS:
Investments in securities at value+*	$287,317,674	$313,418,559	$4,918,773	$157,699,107
Short-term investments at amortized cost	70,698,414	72,534,584	—	44,709,179
Repurchase agreement	—	21,282,000	—	3,503,000
Cash	387,673	244,414	34,425	79,970
Receivables:
Investment securities sold	689,828	—	35,966	1,961,725
Fund shares sold	421,662	135,683	—	95,548
Dividends and interest	162,509	102,158	5,832	32,484
Prepaid offering expenses	—	—	102,106	—
Prepaid other expenses	25,842	19,734	4,438	26,274
Reimbursement due from manager	—	230,447	12,962	53,218
Total assets	359,703,602	407,967,579	5,114,502	208,160,505

LIABILITIES:
Payable for investment securities purchased	1,435,263	5,019,657	34,639	608,228
Payable for fund shares redeemed	724,308	674,774	—	309,428
Payable upon receipt of securities loaned	67,204,867	72,534,584	—	44,709,179
Payable to affiliates	373,529	528,155	4,680	234,123
Payable for borrowings against line of credit	1,040,000	—	—	—
Payable for trustee fees	5,388	4,517	183	6,072
Other accrued expenses and liabilities	142,324	328,523	9,609	201,597
Total liabilities	70,925,679	79,090,210	49,111	46,068,627
NET ASSETS	$288,777,923	$328,877,369	$5,065,391	$162,091,878

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$612,416,784	$418,668,717	$5,051,076	$393,845,743
Undistributed net investment income (accumulated net investment loss)	(6,086)	—	34,624	—
Accumulated net realized loss on investments and foreign currency related transactions	(354,703,128)	(126,888,875)	(172,951)	(255,290,227)
Net unrealized appreciation on investments	31,070,353	37,097,527	152,642	23,536,362
NET ASSETS	$288,777,923	$328,877,369	$5,065,391	$162,091,878

+ Including securities loaned at value	$65,768,335	$72,052,415	$—	$44,116,463
* Cost of investments in securities	$256,247,321	$276,321,032	$4,766,131	$134,162,745

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING LargeCap Growth Fund	ING MidCap Opportunities Fund	ING Opportunistic LargeCap Fund	ING SmallCap Opportunities Fund
Class A:
Net assets	$95,300,125	$122,819,592	$5,020,596	$89,327,781
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	5,112,989	8,093,439	500,961	3,055,564
Net asset value and redemption price per share	$18.64	$15.18	$10.02	$29.23
Maximum offering price per share (5.75%)(1)	$19.78	$16.11	$10.63	$31.01

Class B:
Net assets	$83,018,586	$107,721,851	$34,638	$30,677,558
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	4,623,819	7,497,493	3,462	1,154,452
Net asset value and redemption price per share(2)	$17.95	$14.37	$10.01	$26.57
Maximum offering price per share	$17.95	$14.37	$10.01	$26.57

Class C:
Net assets	$43,088,929	$90,155,674	$10,157	$39,173,852
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,407,338	6,305,929	1,015	1,477,449
Net asset value and redemption price per share(2)	$17.90	$14.30	$10.01	$26.51
Maximum offering price per share	$17.90	$14.30	$10.01	$26.51

Class I:
Net assets	$66,319,019	$3,375,640	n/a	$2,727,150
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.01	$0.01	n/a	$0.01
Shares outstanding	3,426,688	215,862	n/a	91,468
Net asset value and redemption price per share	$19.35	$15.64	n/a	$29.82
Maximum offering price per share	$19.35	$15.64	n/a	$29.82

Class Q:
Net assets	$1,051,264	$4,804,612	n/a	$185,537
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.01	$0.01	n/a	$0.01
Shares outstanding	54,833	312,707	n/a	6,290
Net asset value and redemption price per share	$19.17	$15.36	n/a	$29.50
Maximum offering price per share	$19.17	$15.36	n/a	$29.50

(1)          Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING Financial Services Fund	ING LargeCap Value Fund	ING MagnaCap Fund	ING MidCap Value Fund
ASSETS:
Investments in securities at value+*	$285,908,066	$50,848,351	$355,076,275	$95,987,589
Short-term investments at amortized cost	—	—	56,802,613	27,602,717
Repurchase agreement	3,184,000	—	6,101,000	—
Cash	250	203,398	937	428,859
Receivables:
Investment securities sold	1,512,427	610,538	—	—
Fund shares sold	114,366	337,001	20,747	2,751
Dividends and interest	464,363	155,474	589,405	98,627
Prepaid expenses	24,788	20,006	39,461	1,593
Reimbursement due from manager	—	2,757	—	—
Total assets	291,208,260	52,177,525	418,630,438	124,122,136

LIABILITIES:
Payable for investment securities purchased	276,303	—	1,648,853	—
Payable for fund shares redeemed	376,435	48,955	247,381	272,874
Payable upon receipt of securities loaned	—	—	56,802,613	26,958,800
Payable to affiliates	294,372	66,218	318,632	143,270
Payable for trustee fees	8,015	202	34,395	2,146
Other accrued expenses and liabilities	163,007	31,111	181,593	135,175
Total liabilities	1,118,132	146,486	59,233,467	27,512,265
NET ASSETS	$290,090,128	$52,031,039	$359,396,971	$96,609,871

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$211,972,986	$50,084,464	$358,131,696	$110,406,228
Undistributed net investment income
(accumulated net investment loss)	1,203,315	213,078	984,302	(5,333)
Accumulated net realized gain (loss) on investments and futures	13,365,945	1,788,950	(36,874,278)	7,142,204
Net unrealized appreciation or depreciation on investments	63,547,882	(55,453)	37,155,251	(20,933,228)
NET ASSETS	$290,090,128	$52,031,039	$359,396,971	$96,609,871

+ Including securities loaned at value	$—	$—	$55,946,789	$25,980,451
* Cost of investments in securities	$222,360,184	$50,903,804	$317,921,024	$116,920,817

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING Financial Services Fund	ING LargeCap Value Fund	ING MagnaCap Fund	ING MidCap Value Fund
Class A:
Net assets	$215,381,708	$29,839,197	$317,308,798	$43,356,106
Shares authorized	unlimited	unlimited	80,000,000	unlimited
Par value	$0.01	$0.01	$0.10	$0.01
Shares outstanding	9,271,706	2,894,079	26,171,056	4,342,742
Net asset value and redemption price per share	$23.23	$10.31	$12.12	$9.98
Maximum offering price per share (5.75%)(1)	$24.65	$10.94	$12.86	$10.59

Class B:
Net assets	$63,738,037	$7,644,584	$29,185,843	$25,825,116
Shares authorized	unlimited	unlimited	80,000,000	unlimited
Par value	$0.01	$0.01	$0.10	$0.01
Shares outstanding	2,788,088	745,516	2,488,653	2,668,173
Net asset value and redemption price per share(2)	$22.86	$10.25	$11.73	$9.68
Maximum offering price per share	$22.86	$10.25	$11.73	$9.68

Class C:
Net assets	$1,311,410	$11,566,169	$6,656,774	$25,996,295
Shares authorized	unlimited	unlimited	20,000,000	unlimited
Par value	$0.01	$0.01	$0.10	$0.01
Shares outstanding	58,211	1,129,133	567,080	2,686,733
Net asset value and redemption price per share(2)	$22.53	$10.24	$11.74	$9.68
Maximum offering price per share	$22.53	$10.24	$11.74	$9.68

Class I:
Net assets	n/a	$2,981,089	$2,712,557	$1,417,784
Shares authorized	n/a	unlimited	50,000,000	unlimited
Par value	n/a	$0.01	$0.10	$0.01
Shares outstanding	n/a	289,005	224,765	139,666
Net asset value and redemption price per share	n/a	$10.32	$12.07	$10.15
Maximum offering price per share	n/a	$10.32	$12.07	$10.15

Class M:
Net assets	n/a	n/a	$3,532,999	n/a
Shares authorized	n/a	n/a	5,000,000	n/a
Par value	n/a	n/a	$0.10	n/a
Shares outstanding	n/a	n/a	293,568	n/a
Net asset value and redemption price per share	n/a	n/a	$12.03	n/a
Maximum offering price per share (3.50%)(3)	n/a	n/a	$12.47	n/a

Class O:
Net assets	$9,658,973	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	417,527	n/a	n/a	n/a
Net asset value and redemption price per share	$23.13	n/a	n/a	n/a
Maximum offering price per share	$23.13	n/a	n/a	n/a

Class Q:
Net assets	n/a	n/a	n/a	$14,570
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.01
Shares outstanding	n/a	n/a	n/a	1,463
Net asset value and redemption price per share	n/a	n/a	n/a	$9.96
Maximum offering price per share	n/a	n/a	n/a	$9.96

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)   Maximum offering price is computed at 100/96.50 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006

	ING MidCap Value Choice Fund	ING SmallCap Value Fund	ING SmallCap Value Choice Fund
ASSETS:
Investments in securities at value+*	$62,623,090	$70,387,555	$31,010,102
Short-term investments at amortized cost	17,621,609	22,214,492	1,835,762
Cash	495,289	74,325	464,303
Receivables:
Investment securities sold	—	814,023	—
Fund shares sold	906,667	1,444	386,141
Dividends and interest	137,626	76,533	5,682
Prepaid expenses	23,924	28,304	19,949
Total assets	81,808,205	93,596,676	33,721,939

LIABILITIES:
Payable for investment securities purchased	466,900	—	186,255
Payable for fund shares redeemed	29,546	300,798	14,458
Payable upon receipt of securities loaned	13,171,185	22,214,492	—
Payable to affiliates	97,016	107,670	58,854
Payable for borrowings against line of credit	—	500,000	—
Payable for trustee fees	395	3,121	536
Other accrued expenses and liabilities	19,161	73,130	11,660
Total liabilities	13,784,203	23,199,211	271,763
NET ASSETS	$68,024,002	$70,397,465	$33,450,176

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$59,557,715	$85,284,487	$30,062,496
Undistributed net investment income (accumulated net investment loss)	167,175	(5,333)	2,891
Accumulated net realized gain (loss) on investments	1,400,528	(1,569,413)	1,196,235
Net unrealized appreciation or depreciation on investments	6,898,584	(13,312,276)	2,188,554
NET ASSETS	$68,024,002	$70,397,465	$33,450,176

+ Including securities loaned at value	$12,782,185	$20,802,544	$—
* Cost of investments in securities	$55,724,506	$83,699,831	$28,821,548

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006 (CONTINUED)

	ING MidCap Value Choice Fund	ING SmallCap Value Fund	ING SmallCap Value Choice Fund
Class A:
Net assets	$39,930,756	$33,543,184	$21,127,368
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	2,973,941	3,211,425	1,693,097
Net asset value and redemption price per share	$13.43	$10.44	$12.48
Maximum offering price per share (5.75%)(1)	$14.25	$11.08	$13.24

Class B:
Net assets	$6,537,586	$15,952,596	$2,186,898
Shares authorized	unlimited	unlimited	Unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	489,606	1,585,241	176,257
Net asset value and redemption price per share(2)	$13.35	$10.06	$12.41
Maximum offering price per share	$13.35	$10.06	$12.41

Class C:
Net assets	$21,549,359	$20,801,834	$6,802,970
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	1,615,280	2,070,304	547,926
Net asset value and redemption price per share(2)	$13.34	$10.05	$12.42
Maximum offering price per share	$13.34	$10.05	$12.42

Class I:
Net assets	$6,301	$63,759	$3,332,940
Shares authorized	unlimited	unlimited	Unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	469	6,020	266,699
Net asset value and redemption price per share	$13.43	$10.59	$12.50
Maximum offering price per share	$13.43	$10.59	$12.50

Class Q:
Net assets	n/a	$36,092	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.01	n/a
Shares outstanding	n/a	3,390	n/a
Net asset value and redemption price per share	n/a	$10.65	n/a
Maximum offering price per share	n/a	$10.65	n/a

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING Convertible Fund Year Ended May 31, 2006	ING Real Estate Fund Year Ended May 31, 2006	ING Disciplined LargeCap Fund Year Ended May 31, 2006	ING Fundamental Research Fund December 28, 2005(1) to May 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,058,688	$6,658,531	$783,318	$29,517
Interest	3,522,958	101,304	14,282	4,894
Securities lending income	58,917	61	1,069	—
Total investment income	5,640,563	6,759,896	798,669	34,411

EXPENSES:
Investment management fees	1,138,225	1,867,234	300,631	15,286
Distribution and service fees:
Class A	180,465	215,212	15,439	5,424
Class B	447,173	46,185	266,640	56
Class C	532,516	28,884	111,370	85
Class O	—	50,951	—	—
Class Q	5,582	—	—	—
Transfer agent fees:
Class A	61,473	48,145	6,035	2,604
Class B	54,123	2,585	31,324	7
Class C	64,696	1,627	13,105	10
Class I	—	40,380	—	—
Class O	—	4,731	—	—
Class Q	2,324	—	—	—
Administrative and shareholder servicing fees	151,762	266,745	71,082	2,184
Shareholder reporting expense	51,356	64,765	19,529	874
Registration fees	49,989	84,051	42,436	3,390
Professional fees	23,620	31,192	13,387	5,492
Custody and accounting expense	21,163	34,122	14,600	1,529
Trustee fees	2,224	4,918	1,014	218
Offering expense	—	—	—	42,894
Interest expense	15,256	3,634	—	—
Miscellaneous expense	13,040	17,203	4,413	1,697
Total expenses	2,814,987	2,812,564	911,005	81,750
Net waived and reimbursed fees	(105,378)	—	(43,523)	(54,329)
Brokerage commission recapture	—	(107,029)	—	—
Net expenses	2,709,609	2,705,535	867,482	27,421
Net investment income (loss)	2,930,954	4,054,361	(68,813)	6,990

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	6,691,181	21,963,828	3,497,028	70,340
Futures	—	—	(14,957)	—
Net realized gain on investments and futures	6,691,181	21,963,828	3,482,071	70,340
Net change in unrealized appreciation or depreciation on:
Investments	9,603,371	25,113,333	(618,622)	(1,296)
Futures	—	—	(5,785)	—
Net change in unrealized appreciation or depreciation on investments and futures	9,603,371	25,113,333	(624,407)	(1,296)
Net realized and unrealized gain on investments and futures	16,294,552	47,077,161	2,857,664	69,044
Increase in net assets resulting from operations	$19,225,506	$51,131,522	$2,788,851	$76,034

* Foreign taxes withheld	$—	$4,045	$—	$295
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING LargeCap Growth Fund Year Ended May 31, 2006	ING MidCap Opportunities Fund Year Ended May 31, 2006	ING Opportunistic LargeCap Fund December 28, 2005(1) to May 31, 2006	ING SmallCap Opportunities Fund Year Ended May 31, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,602,104	$1,412,577	$52,592	$378,248
Interest	124,154	269,513	3,209	218,805
Securities lending income	41,970	72,861	—	88,898
Total investment income	2,768,228	1,754,951	55,801	685,951

EXPENSES:
Investment management fees	2,324,145	3,580,053	15,227	1,769,536
Distribution and service fees:
Class A	379,840	375,002	5,426	286,839
Class B	979,904	1,262,659	40	373,784
Class C	494,583	985,617	9	424,806
Class Q	3,890	12,100	—	553
Transfer agent fees:
Class A	151,867	283,129	2,604	241,990
Class B	137,174	282,814	5	94,721
Class C	69,219	222,119	1	107,532
Class I	16,008	1,646	—	4,664
Class Q	457	2,611	—	106
Administrative and shareholder servicing fees	309,882	700,864	2,175	375,811
Shareholder reporting expense	108,930	167,464	870	114,100
Registration fees	60,079	55,733	3,291	53,541
Professional fees	53,866	45,195	5,494	34,670
Custody and accounting expense	33,450	45,625	1,523	29,220
Trustee fees	10,097	10,265	218	6,045
Offering expense	—	—	42,894	—
Interest expense	315	535	—	1,985
Miscellaneous expense	21,889	23,115	1,687	15,575
Total expenses	5,155,595	8,056,546	81,464	3,935,478
Net recouped (waived and reimbursed) fees	50,578	(1,393,308)	(54,209)	(597,409)
Brokerage commission recapture	(27,859)	—	—	—
Net expenses	5,178,314	6,663,238	27,255	3,338,069
Net investment income (loss)	(2,410,086)	(4,908,287)	28,546	(2,652,118)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	36,226,108	98,754,455	(172,951)	64,527,257
Foreign currency related transactions	(6,085)	—	—	—
Net realized gain (loss) on investments and foreign currency related transactions	36,220,023	98,754,455	(172,951)	64,527,257
Net change in unrealized appreciation or depreciation on investments	(20,867,738)	(39,232,338)	152,642	(28,193,494)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	15,352,285	59,522,117	(20,309)	36,333,763
Increase in net assets resulting from operations	$12,942,199	$54,613,830	$8,237	$33,681,645

* Foreign taxes withheld	$43,579	$—	$407	$—
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2006

	ING Financial Services Fund	ING LargeCap Value Fund	ING MagnaCap Fund	ING MidCap Value Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,162,953	$1,191,447	$7,230,885	$966,925
Interest	267,345	14,534	244,199	47,954
Securities lending income	—	—	91,175	198,023
Total investment income	6,430,298	1,205,981	7,566,259	1,212,902

EXPENSES:
Investment management fees	2,214,651	434,536	2,628,603	1,183,331
Distribution and service fees:
Class A	682,912	63,488	936,738	143,909
Class B	951,243	82,187	333,105	325,051
Class C	4,141	118,112	67,129	340,929
Class M	—	—	27,766	—
Class O	15,197	—	—	—
Class Q	—	—	—	39
Transfer agent fees:
Class A	212,185	20,136	277,498	90,594
Class B	104,084	6,986	29,422	51,114
Class C	424	10,040	5,962	53,611
Class I	—	1,794	497	2,707
Class M	—	—	3,092	—
Class O	6,591	—	—	—
Class Q	—	45	—	20
Administrative and shareholder servicing fees	8,289	48,292	10,950	125,924
Shareholder reporting expense	69,775	9,034	61,298	68,755
Registration fees	60,873	55,610	83,222	99,792
Professional fees	42,135	7,491	25,585	27,547
Custody and accounting expense	29,690	4,320	35,650	17,970
Trustee fees	7,300	1,095	12,129	5,475
Interest expense	809	—	328	3,850
Miscellaneous expense	20,913	3,745	28,174	12,295
Total expenses	4,431,212	866,911	4,567,148	2,552,913
Net waived and reimbursed fees	(195,117)	(25,366)	(327,799)	—
Brokerage commission recapture	—	—	—	(653)
Net expenses	4,236,095	841,545	4,239,349	2,552,260
Net investment income (loss)	2,194,203	364,436	3,326,910	(1,339,358)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	23,899,698	2,657,085	49,596,332	15,293,985
Futures	—	—	(11,079)	—
Net realized gain on investments and futures	23,899,698	2,657,085	49,585,253	15,293,985
Net change in unrealized appreciation or depreciation on investments	13,832,355	258,554	(8,969,892)	(6,506,322)
Net realized and unrealized gain on investments	37,732,053	2,915,639	40,615,361	8,787,663
Increase in net assets resulting from operations	$39,926,256	$3,280,075	$43,942,271	$7,448,305

* Foreign taxes withheld	$—	$—	$—	$5,394

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2006

	ING MidCap Value Choice Fund	ING SmallCap Value Fund	ING SmallCap Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$367,313	$1,109,763	$233,910
Interest	386,655	39,582	33,851
Securities lending income	6,134	501,374	—
Total investment income	760,102	1,650,719	267,761

EXPENSES:
Investment management fees	328,229	1,053,020	176,139
Distribution and service fees:
Class A	42,998	143,205	28,553
Class B	34,108	207,304	12,963
Class C	105,527	330,408	38,832
Class Q	—	137	—
Transfer agent fees:
Class A	20,230	96,775	13,499
Class B	3,809	35,044	1,533
Class C	12,319	55,829	4,563
Class I	516	323	300
Class Q	—	46	—
Administrative service fees	32,822	111,478	17,614
Shareholder reporting expense	7,593	50,315	6,596
Registration fees	38,244	60,780	37,415
Professional fees	12,776	22,271	7,502
Custody and accounting expense	5,293	14,795	3,949
Trustee fees	1,025	5,475	881
Offering expense	60,146	—	57,798
Interest expense	—	8,881	—
Miscellaneous expense	3,005	11,233	4,193
Total expenses	708,640	2,207,319	412,330
Net waived and reimbursed fees	(113,048)	—	(105,501)
Brokerage commission recapture	(5,010)	—	(4,047)
Net expenses	590,582	2,207,319	302,782
Net investment income (loss)	169,520	(556,600)	(35,021)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,729,370	4,953,324	1,378,067
Net change in unrealized appreciation or depreciation on investments	6,938,428	3,335,087	2,321,540
Net realized and unrealized gain on investments	8,667,798	8,288,411	3,699,607
Increase in net assets resulting from operations	$8,837,318	$7,731,811	$3,664,586

* Foreign taxes withheld	$13,205	$97	$205

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Convertible Fund		ING Real Estate Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$2,930,954	$3,049,445	$4,054,361	$8,031,165
Net realized gain on investments and futures	6,691,181	10,014,978	21,963,828	18,980,782
Net change in unrealized appreciation or depreciation on investments and futures	9,603,371	(14,795,559)	25,113,333	27,111,162
Net increase (decrease) in net assets resulting from operations	19,225,506	(1,731,136)	51,131,522	54,123,109

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,524,090)	(1,545,427)	(2,566,941)	(1,212,841)
Class B	(850,356)	(1,066,565)	(105,254)	(78,541)
Class C	(1,134,346)	(1,225,778)	(62,864)	(76,563)
Class I	—	—	(4,784,572)	(6,583,649)
Class O	—	—	(599,987)	(158,947)
Class Q	(68,032)	(80,312)	—	—
Net realized gains:
Class A	—	—	(5,812,816)	(2,268,169)
Class B	—	—	(302,426)	(184,964)
Class C	—	—	(179,433)	(206,851)
Class I	—	—	(10,452,149)	(11,900,609)
Class O	—	—	(1,290,330)	(199,400)
Total distributions	(3,576,824)	(3,918,082)	(26,156,772)	(22,870,534)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,634,079	22,140,575	115,308,881	83,439,223
Dividends reinvested	2,290,743	2,527,920	23,193,708	16,039,378
	16,924,822	24,668,495	138,502,589	99,478,601
Cost of shares redeemed	(57,385,807)	(69,882,260)	(101,643,495)	(91,095,041)
Net increase (decrease) in net assets resulting from capital share transactions	(40,460,985)	(45,213,765)	36,859,094	8,383,560
Net increase (decrease) in net assets	(24,812,303)	(50,862,983)	61,833,844	39,636,135

NET ASSETS:
Beginning of year	162,217,805	213,080,788	222,806,956	183,170,821
End of year	$137,405,502	$162,217,805	$284,640,800	$222,806,956
Undistributed net investment income at end of year	$329,044	$979,114	$1,095,186	$2,740,840

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Disciplined LargeCap Fund		ING Fundamental Research Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	December 28, 2005(1) to May 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$(68,813)	$21,801	$6,990
Net realized gain on investments and futures	3,482,071	6,959,122	70,340
Net change in unrealized appreciation or depreciation on investments and futures	(624,407)	(2,533,939)	(1,296)
Net increase in net assets resulting from operations	2,788,851	4,446,984	76,034

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(20,068)	—	—
Total distributions	(20,068)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,211,548	4,912,800	5,165,971
Dividends reinvested	14,496	—	—
	4,226,044	4,912,800	5,165,971
Cost of shares redeemed	(14,571,436)	(39,586,158)	(4,855)
Net increase (decrease) in net assets resulting from capital share transactions	(10,345,392)	(34,673,358)	5,161,116
Net increase (decrease) in net assets	(7,576,609)	(30,226,374)	5,237,150

NET ASSETS:
Beginning of period	45,978,499	76,204,873	—
End of period	$38,401,890	$45,978,499	$5,237,150
Undistributed net investment income (accumulated net investment loss) at end of period	$—	$19,967	$11,147

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING LargeCap Growth Fund		ING MidCap Opportunities Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment loss	$(2,410,086)	$(2,398,134)	$(4,908,287)	$(6,681,704)
Net realized gain on investments and foreign currency related transactions	36,220,023	4,847,977	98,754,455	32,667,918
Net change in unrealized appreciation or depreciation on investments	(20,867,738)	340,609	(39,232,338)	1,270,608
Net increase in net assets resulting from operations	12,942,199	2,790,452	54,613,830	27,256,822

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(2,284,365)	—	—
Class B	—	(1,739,049)	—	—
Class C	—	(805,907)	—	—
Class I	—	(923,412)	—	—
Class Q	—	(120,417)	—	—
Return of capital:
Class A	—	(872,085)	—	—
Class B	—	(954,286)	—	—
Class C	—	(440,286)	—	—
Class I	—	(293,343)	—	—
Class Q	—	(41,959)	—	—
Total distributions	—	(8,475,109)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	80,221,412	107,955,616	27,209,447	27,372,572
Dividends reinvested	—	6,725,986	—	—
	80,221,412	114,681,602	27,209,447	27,372,572
Cost of shares redeemed	(114,987,759)	(124,424,891)	(119,727,888)	(151,471,341)
Net decrease in net assets resulting from capital share transactions	(34,766,347)	(9,743,289)	(92,518,441)	(124,098,769)
Net decrease in net assets	(21,824,148)	(15,427,946)	(37,904,611)	(96,841,947)

NET ASSETS:
Beginning of year	310,602,071	326,030,017	366,781,980	463,623,927
End of year	$288,777,923	$310,602,071	$328,877,369	$366,781,980
Accumulated net investment loss at end of year	$(6,086)	$(1,229,658)	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Opportunistic LargeCap Fund	ING SmallCap Opportunities Fund
	December 28, 2005(1) to May 31, 2006	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$28,546	$(2,652,118)	$(3,727,090)
Net realized gain (loss) on investments and foreign currency related transactions	(172,951)	64,527,257	29,952,329
Net change in unrealized appreciation or depreciation on investments	152,642	(28,193,494)	(10,378,704)
Net increase in net assets resulting from operations	8,237	33,681,645	15,846,535

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,057,154	29,308,006	32,730,867
Cost of shares redeemed	—	(95,852,416)	(106,392,621)
Net increase (decrease) in net assets resulting from capital share transactions	5,057,154	(66,544,410)	(73,661,754)
Net increase (decrease) in net assets	5,065,391	(32,862,765)	(57,815,219)

NET ASSETS:
Beginning of period	—	194,954,643	252,769,862
End of period	$5,065,391	$162,091,878	$194,954,643
Undistributed net investment income at end of period	$34,624	$—	$—

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Financial Services Fund		ING LargeCap Value Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$2,194,203	$1,254,842	$364,436	$178,606
Net realized gain on investments and futures	23,899,698	16,604,747	2,657,085	2,061,484
Net change in unrealized appreciation or depreciation on investments	13,832,355	5,232,116	258,554	(206,862)
Net increase in net assets resulting from operations	39,926,256	23,091,705	3,280,075	2,033,228

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,740,903)	(653,510)	(217,524)	(107,111)
Class B	(73,306)	—	(4,140)	(21,668)
Class C	(2,732)	(11)	(15,696)	(26,910)
Class I	—	—	(31,556)	(24,018)
Class O	(58,021)	(4,300)	—	—
Net realized gains:
Class A	(15,589,580)	(12,401,564)	(1,407,656)	(110,882)
Class B	(8,219,594)	(7,842,026)	(456,950)	(52,095)
Class C	(19,903)	(171)	(667,380)	(67,763)
Class I	—	—	(154,947)	(20,928)
Class O	(461,154)	(47,206)	—	—
Total distributions	(26,165,193)	(20,948,788)	(2,955,849)	(431,375)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	61,106,269	21,224,840	20,646,122	36,704,872
Dividends reinvested	19,452,946	15,283,755	2,113,921	298,625
	80,559,215	36,508,595	22,760,043	37,003,497
Cost of shares redeemed	(97,577,296)	(66,060,613)	(15,701,185)	(5,081,104)
Net increase (decrease) in net assets resulting from capital share transactions	(17,018,081)	(29,552,018)	7,058,858	31,922,393
Net increase (decrease) in net assets	(3,257,018)	(27,409,101)	7,383,084	33,524,246

NET ASSETS:
Beginning of year	293,347,146	320,756,247	44,647,955	11,123,709
End of year	$290,090,128	$293,347,146	$52,031,039	$44,647,955
Undistributed net investment income at end of year	$1,203,315	$884,074	$213,078	$111,835

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MagnaCap Fund		ING MidCap Value Fund
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$3,326,910	$3,746,327	$(1,339,358)	$(1,136,195)
Net realized gain on investments and futures	49,585,253	26,114,730	15,293,985	19,472,636
Net change in unrealized appreciation or depreciation on investments	(8,969,892)	(6,195,080)	(6,506,322)	(16,101,733)
Net increase in net assets resulting from operations	43,942,271	23,665,977	7,448,305	2,234,708

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,246,856)	(3,895,915)	—	—
Class B	(76,481)	(101,711)	—	—
Class C	(12,808)	(23,132)	—	—
Class I	(33,945)	(23,921)	—	—
Class M	(20,123)	(18,440)	—	—
Class O	—	(33)	—	—
Net realized gains:
Class A	—	—	(8,934,857)	(5,379,868)
Class B	—	—	(5,142,799)	(3,140,896)
Class C	—	—	(5,332,449)	(3,310,535)
Class I	—	—	(222,814)	(154,805)
Class Q	—	—	(2,154)	(1,507)
Total distributions	(3,390,213)	(4,063,152)	(19,635,073)	(11,987,611)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,026,134	23,663,858	4,584,580	95,315,357
Net proceeds from shares issued in merger	31,483,153	—	—	—
Dividends reinvested	2,971,606	3,533,011	15,883,657	9,166,148
	50,480,893	27,196,869	20,468,237	104,481,505
Cost of shares redeemed	(75,383,445)	(83,739,269)	(65,362,602)	(68,683,573)
Net increase (decrease) in net assets resulting from capital share transactions	(24,902,552)	(56,542,400)	(44,894,365)	35,797,932
Net increase (decrease) in net assets	15,649,506	(36,939,575)	(57,081,133)	26,045,029

NET ASSETS:
Beginning of year	343,747,465	380,687,040	153,691,004	127,645,975
End of year	$359,396,971	$343,747,465	$96,609,871	$153,691,004
Undistributed net investment income (accumulated net investment loss) at end of year	$984,302	$1,047,605	$(5,333)	$(13,333)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MidCap Value Choice Fund		ING SmallCap Value Fund
	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$169,520	$(35)	$(556,600)	$(783,394)
Net realized gain (loss) on investments	1,729,370	(2,280)	4,953,324	24,004,981
Net change in unrealized appreciation or depreciation on investments	6,938,428	(39,844)	3,335,087	(21,885,346)
Net increase (decrease) in net assets resulting from operations	8,837,318	(42,159)	7,731,811	1,336,241

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(57,665)	—	—	—
Class B	(1,537)	—	—	—
Class C	(8,035)	—	—	—
Class I	(11,138)	—	—	—
Net realized gains:
Class A	(165,586)	—	(13,147,307)	(5,340,181)
Class B	(35,054)	—	(5,008,132)	(1,592,895)
Class C	(102,919)	—	(7,840,098)	(2,730,797)
Class I	(23,003)	—	(114,787)	(31,243)
Class Q	—	—	(15,523)	(4,047)
Return of capital:
Class A	—	—	(76,567)	—
Class B	—	—	(29,167)	—
Class C	—	—	(45,660)	—
Class I	—	—	(669)	—
Class Q	—	—	(90)	—
Total distributions	(404,937)	—	(26,278,000)	(9,699,163)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	59,815,178	6,902,778	5,673,303	104,901,397
Dividends reinvested	286,053	—	21,203,110	7,367,516
	60,101,231	6,902,778	26,876,413	112,268,913
Cost of shares redeemed	(7,225,859)	(144,370)	(85,016,873)	(51,689,775)
Net increase (decrease) in net assets resulting from capital share transactions	52,875,372	6,758,408	(58,140,460)	60,579,138
Net increase (decrease) in net assets	61,307,753	6,716,249	(76,686,649)	52,216,216

NET ASSETS:
Beginning of period	6,716,249	—	147,084,114	94,867,898
End of period	$68,024,002	$6,716,249	$70,397,465	$147,084,114
Undistributed net investment income (accumulated net investment loss) at end of period	$167,175	$34,157	$(5,333)	$(13,333)

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING SmallCap Value Choice Fund
	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005
FROM OPERATIONS:
Net investment loss	$(35,021)	$(3,958)
Net realized gain (loss) on investments	1,378,067	(11,172)
Net change in unrealized appreciation or depreciation on investments	2,321,540	(132,986)
Net increase (decrease) in net assets resulting from operations	3,664,586	(148,116)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(46,978)	—
Class B	(264)	—
Class C	(3,505)	—
Class I	(3,927)	—
Net realized gains:
Class A	(78,955)	—
Class B	(8,444)	—
Class C	(27,492)	—
Class I	(4,501)	—
Total distributions	(174,066)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,818,198	6,598,997
Dividends reinvested	129,190	—
	28,947,388	6,598,997
Cost of shares redeemed	(5,071,697)	(366,916)
Net increase in net assets resulting from capital share transactions	23,875,691	6,232,081
Net increase in net assets	27,366,211	6,083,965

NET ASSETS:
Beginning of period	6,083,965	—
End of period	$33,450,176	$6,083,965
Undistributed net investment income (accumulated net investment loss) at end of period	$2,891	$27,969

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$17.50		18.11	16.20	15.35	17.89
Income (loss) from investment operations:
Net investment income	$0.45	*	0.37 *	0.36	0.38	0.30
Net realized and unrealized gain (loss) on investments	$1.92		(0.51)	1.97	0.78	(2.34)
Total from investment operations	$2.37		(0.14)	2.33	1.16	(2.04)
Less distributions from:
Net investment income	$0.56		0.47	0.42	0.31	0.41
Net realized gain from investments	$—		—	—	—	0.09
Total distributions	$0.56		0.47	0.42	0.31	0.50
Net asset value, end of year	$19.31		17.50	18.11	16.20	15.35
Total Return(1)%	13.67		(0.85)	14.52	7.80	(11.44)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$48,404		52,895	63,443	51,008	60,692
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.30		1.35	1.48	1.59	1.46
Gross expenses prior to expense reimbursement(3)%	1.44		1.39	1.48	1.59	1.46
Net investment income after expense reimbursement(2)%	2.42		2.05	2.13	2.57	1.93
Portfolio turnover rate %	43		72	138	97	100

	Class B
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$19.29		19.91	17.79	16.83	19.56
Income (loss) from investment operations:
Net investment income	$0.34	*	0.27 *	0.30	0.35	0.24
Net realized and unrealized gain (loss) on investments	$2.12		(0.57)	2.13	0.83	(2.59)
Total from investment operations	$2.46		(0.30)	2.43	1.18	(2.35)
Less distributions from:
Net investment income	$0.39		0.32	0.31	0.22	0.28
Net realized gain from investments	$—		—	—	—	0.10
Total distributions	$0.39		0.32	0.31	0.22	0.38
Net asset value, end of year	$21.36		19.29	19.91	17.79	16.83
Total Return(1)%	12.82		(1.56)	13.75	7.16	(12.04)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$37,846		50,727	75,097	72,364	88,650
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.05		2.05	2.13	2.24	2.11
Gross expenses prior to expense reimbursement %	2.09		2.05	2.13	2.24	2.11
Net investment income after expense reimbursement(2)%	1.67		1.35	1.48	1.92	1.28
Portfolio turnover rate %	43		72	138	97	100

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Convertible.
*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$17.95		18.56	16.62	15.75	18.33
Income (loss) from investment operations:
Net investment income	$0.32	*	0.25 *	0.27	0.32	0.22
Net realized and unrealized gain (loss) on investments	$1.96		(0.52)	1.99	0.78	(2.42)
Total from investment operations	$2.28		(0.27)	2.26	1.10	(2.20)
Less distributions from:
Net investment income	$0.41		0.34	0.32	0.23	0.29
Net realized gain from investments	$—		—	—	—	0.09
Total distributions	$0.41		0.34	0.32	0.23	0.38
Net asset value, end of year	$19.82		17.95	18.56	16.62	15.75
Total Return(1)%	12.78		(1.52)	13.72	7.15	(12.03)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$48,825		56,329	71,365	66,412	81,247
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.05		2.05	2.13	2.24	2.11
Gross expenses prior to expense reimbursement %	2.09		2.05	2.13	2.24	2.11
Net investment income after expense reimbursement(2)%	1.67		1.36	1.48	1.92	1.28
Portfolio turnover rate %	43		72	138	97	100

	Class Q
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$16.97		17.58	15.74	14.91	17.37
Income (loss) from investment operations:
Net investment income	$0.44	*	0.38 *	0.46	0.41	0.36
Net realized and unrealized gain (loss) on investments	$1.85		(0.49)	1.84	0.76	(2.28)
Total from investment operations	$2.29		(0.11)	2.30	1.17	(1.92)
Less distributions from:
Net investment income	$0.57		0.50	0.46	0.34	0.45
Net realized gain from investments	$—		—	—	—	0.09
Total distributions	$0.57		0.50	0.46	0.34	0.54
Net asset value, end of year	$18.69		16.97	17.58	15.74	14.91
Total Return(1)%	13.64		(0.72)	14.72	8.11	(11.12)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,331		2,266	3,176	4,030	8,626
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.29		1.24	1.26	1.36	1.19
Gross expenses prior to expense reimbursement %	1.32		1.24	1.26	1.36	1.19
Net investment income after expense reimbursement(2)%	2.42		2.17	2.37	2.78	2.23
Portfolio turnover rate %	43		72	138	97	100

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,					December 20, 2002(1) to May 31,
	2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.82		12.76		11.06	10.06
Income from investment operations:
Net investment income	$0.20	†	0.47	*	0.57	0.16
Net realized and unrealized gain on investments	$3.02		3.04		2.29	1.04
Total from investment operations	$3.22		3.51		2.86	1.20
Less distributions from:
Net investment income	$0.49		0.50		0.65	0.20
Net realized gain from investments	$1.13		0.95		0.51	—
Total distributions	$1.62		1.45		1.16	0.20
Net asset value, end of period	$16.42		14.82		12.76	11.06
Total Return(2)%	22.63		28.51		26.79	12.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$102,853		57,799		16,569	982
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.16		1.15		1.27	1.45
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.20		1.23		1.31	1.45
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.20		1.15		1.37	1.53
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.36	†	3.34		4.84	0.01
Portfolio turnover rate %	51		91		132	62

	Class B
	Year Ended May 31,					November 20, 2002 (1) to May 31,
	2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.85		12.78		11.10	10.00
Income from investment operations:
Net investment income	$0.08	†	0.37	*	0.45	0.12
Net realized and unrealized gain on investments	$3.02		3.05		2.32	1.15
Total from investment operations	$3.10		3.42		2.77	1.27
Less distributions from:
Net investment income	$0.37		0.40		0.58	0.17
Net realized gain from investments	$1.13		0.95		0.51	—
Total distributions	$1.50		1.35		1.09	0.17
Net asset value, end of period	$16.45		14.85		12.78	11.10
Total Return(2)%	21.70		27.62		25.81	12.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,037		3,484		1,990	149
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.91		1.90		2.02	2.20
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.95		1.98		2.06	2.20
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.95		1.90		2.12	2.30
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.61	†	2.64		3.28	1.91
Portfolio turnover rate %	51		91		132	62

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.
†

Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36% and 2.16% to 0.61% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,					January 17, 2003(1) to May 31,
	2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$15.28		13.11		11.37	9.96
Income (loss) from investment operations:
Net investment income (loss)	$0.11	†	0.38	*	0.43	(0.01)*
Net realized and unrealized gain on investments	$3.09		3.13		2.40	1.50
Total from investment operations	$3.20		3.51		2.83	1.49
Less distributions from:
Net investment income	$0.37		0.39		0.58	0.08
Net realized gain from investments	$1.13		0.95		0.51	—
Total distributions	$1.50		1.34		1.09	0.08
Net asset value, end of period	$16.98		15.28		13.11	11.37
Total Return(2)%	21.69		27.57		25.75	15.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,124		2,720		2,708	157
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.91		1.90		2.02	2.20
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.95		1.98		2.06	2.20
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.95		1.90		2.12	2.30
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.61	†	2.65		3.54	(1.62)
Portfolio turnover rate %	51		91		132	62

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using weighted average number of shares outstanding throughout the period.
†

Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61% on Class C.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended May 31,					Period Ended May 31,	Year Ended October 31,
	2006		2005		2004	2003(1)	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.49		13.28		11.45	9.98	9.77	9.57
Income from investment operations:
Net investment income	$0.28	*†	0.54	*	0.58	0.20	0.60	0.50
Net realized and unrealized gain on investments	$3.14		3.15		2.43	1.47	0.23	0.27
Total from investment operations	$3.42		3.69		3.01	1.67	0.83	0.77
Less distributions from:
Net investment income	$0.53		0.53		0.67	0.20	0.62	0.57
Net realized gain from investments	$1.13		0.95		0.51	—	—	—
Total distributions	$1.66		1.48		1.18	0.20	0.62	0.57
Net asset value, end of period	$17.25		15.49		13.28	11.45	9.98	9.77
Total Return(2)%	22.98		28.82		27.24	16.95	8.06	7.88

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$144,907		146,499		161,904	125,645	97,331	76,188
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.88		0.90		0.96	1.00	0.98	1.00
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	0.92		0.98		0.96	1.00	0.98	1.00
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	0.92		0.90		1.06	1.19	0.98	1.03
Net investment income after expense reimbursement(3)(4)%	1.68	†	3.70		4.69	4.26	4.29	4.84
Portfolio turnover rate %	51		91		132	62	106	77

(1)

On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using weighted average number of shares outstanding throughout the period.
†

Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 3.23% to 1.68% on Class I.

See Accompanying Notes to Financial Statements.

ING REAL ESTATE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended May 31, 2006		September 15, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$14.81		13.52
Income from investment operations:
Net investment income	$0.21	†	0.39
Net realized and unrealized gain on investments	$3.00		2.23
Total from investment operations	$3.21		2.62
Less distributions from:
Net investment income	$0.49		0.38
Net realized gain from investments	$1.13		0.95
Total distributions	$1.62		1.33
Net asset value, end of period	$16.40		14.81
Total Return(2)%	22.60		20.12

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,720		12,305
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.13		1.15
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.16		1.23
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.16		1.15
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.36	†	3.32
Portfolio turnover rate %	51		91

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

†

Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36% on Class O.

See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.68	8.82	7.61	8.43	9.87
Income (loss) from investment operations:
Net investment income	$0.05	0.06	0.01	0.03	0.03
Net realized and unrealized gain (loss) on investments	$0.63	0.80	1.20	(0.85)	(1.47)
Total from investment operations	$0.68	0.86	1.21	(0.82)	(1.44)
Less distributions from:
Net investments income	$0.04	—	—	—	—
Total distributions	$0.04	—	—	—	—
Net asset value, end of year	$10.32	9.68	8.82	7.61	8.43
Total Return(1)%	7.02	9.75	15.90	(9.73)	(14.59)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,977	5,173	5,362	7,205	9,883
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.36	1.40	1.53	1.54	1.33
Gross expenses prior to expense reimbursement(3)%	1.50	1.42	1.53	1.54	1.33
Net investment income (loss) after expense
reimbursement(2)%	0.51	0.60	0.11	0.32	0.12
Portfolio turnover rate %	173	154	200	106	149

	Class B
	Year Ended May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.25	8.49	7.37	8.23	9.70
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.01)	(0.05)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	$0.61	0.77	1.17	(0.83)	(1.40)
Total from investment operations	$0.58	0.76	1.12	(0.86)	(1.47)
Net asset value, end of year	$9.83	9.25	8.49	7.37	8.23
Total Return(1)%	6.27	8.95	15.20	(10.45)	(15.15)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$23,954	28,635	32,848	34,358	53,185
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.11	2.12	2.23	2.24	2.03
Gross expenses prior to expense reimbursement %	2.20	2.12	2.23	2.24	2.03
Net investment loss after expense reimbursement(2)%	(0.25)	(0.11)	(0.59)	(0.43)	(0.58)
Portfolio turnover rate %	173	154	200	106	149

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)	ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap.

See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.25	8.49	7.37	8.23	9.70
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.01)	(0.06)	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	$0.60	0.77	1.18	(0.82)	(1.38)
Total from investment operations	$0.57	0.76	1.12	(0.86)	(1.47)
Net asset value, end of year	$9.82	9.25	8.49	7.37	8.23
Total Return(1)%	6.16	8.95	15.20	(10.45)	(15.15)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$9,471	12,170	15,233	21,478	36,486
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.11	2.12	2.23	2.24	2.03
Gross expenses prior to expense reimbursement %	2.20	2.12	2.23	2.24	2.03
Net investment loss after expense reimbursement(2)%	(0.25)	(0.11)	(0.59)	(0.43)	(0.58)
Portfolio turnover rate %	173	154	200	106	149

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING FUNDAMENTAL RESEARCH FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C
	December 28, 2005(1) to May 31, 2006	February 6, 2006(1) to May 31, 2006	April 17, 2006(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.15	10.31
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.02)*	(0.02)*
Net realized and unrealized gain (loss) on investments	$0.15	(0.01)*	(0.17)
Total from investment operations	$0.16	(0.03)	(0.19)
Net asset value, end of period	$10.16	10.12	10.12
Total Return(2)%	1.60	(0.30)	(1.84)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,136	25	77
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25	2.00	2.00
Gross expenses prior to expense reimbursement(3)%	3.74	4.49	4.49
Net investment income (loss) after expense reimbursement(3)(4)%	0.32	(0.42)	(0.42)
Portfolio turnover rate %	54	54	54

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$17.88		18.11	14.33	16.59	24.40
Income (loss) from investment operations:
Net investment loss	$(0.10	)**	(0.07)	(0.10)	(0.15)	(0.18)
Net realized and unrealized gain (loss) on investments	$0.86		0.37	3.88	(2.11)	(7.63)
Total from investment operations	$0.76		0.30	3.78	(2.26)	(7.81)
Less distributions from:
Net investment income	$—		0.38	—	—	0.00 *
Return of capital	$—		0.15	—	—	—
Total distributions	$—		0.53	—	—	0.00 *
Net asset value, end of year	$18.64		17.88	18.11	14.33	16.59
Total Return(1)%	4.25		1.65	26.38	(13.62)	(31.99)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$95,300		111,208	109,858	40,941	65,642
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	1.44		1.43	1.42	1.60	1.58
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	1.45		1.45	1.45	1.60	1.58
Gross expenses prior to expense reimbursement and brokerage commission recapture %	1.43		1.40	1.61	1.76	1.58
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(2)%	(0.55)		(0.49)	(0.82)	(0.96)	(1.12)
Portfolio turnover rate %	99		81	142	291	536

	Class B
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$17.33		17.57	13.99	16.30	24.14
Income (loss) from investment operations:
Net investment loss	$(0.22	)**	(0.24)	(0.21)	(0.24)	(0.43)
Net realized and unrealized gain (loss) on investments	$0.84		0.41	3.79	(2.07)	(7.41)
Total from investment operations	$0.62		0.17	3.58	(2.31)	(7.84)
Less distributions from:
Net investment income	$—		0.26	—	—	—
Return of capital	$—		0.15	—	—	—
Total distributions	$—		0.41	—	—	—
Net asset value, end of year	$17.95		17.33	17.57	13.99	16.30
Total Return(1)%	3.58		0.97	25.59	(14.17)	(32.48)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$83,019		106,162	119,658	72,575	116,738
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	2.09		2.08	2.07	2.25	2.23
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	2.10		2.10	2.09	2.25	2.23
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	2.08		2.05	2.26	2.41	2.23
Net investment loss after expense reimbursement and brokerage commission recapture(2)%	(1.20)		(1.13)	(1.47)	(1.61)	(1.77)
Portfolio turnover rate %	99		81	142	291	536

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.
**	Per share data calculated using average number of shares outstanding throughout the period

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$17.27		17.52	13.95	16.25	24.07
Income (loss) from investment operations:
Net investment loss	$(0.22	)*	(0.19)	(0.22)	(0.25)	(0.48)
Net realized and unrealized gain (loss) on investments	$0.85		0.36	3.79	(2.05)	(7.34)
Total from investment operations	$0.63		0.17	3.57	(2.30)	(7.82)
Less distributions from:
Net investment income	$—		0.27	—	—	—
Return of capital	$—		0.15	—	—	—
Total distributions	$—		0.42	—	—	—
Net asset value, end of year	$17.90		17.27	17.52	13.95	16.25
Total Return(2)%	3.65		0.92	25.59	(14.15)	(32.49)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$43,089		52,355	53,976	31,516	54,048
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(4)%	2.09		2.08	2.07	2.25	2.23
Net expenses after expense reimbursement and prior to brokerage commission recapture(4)%	2.10		2.10	2.09	2.25	2.23
Gross expenses prior to expense reimbursement and brokerage commission recapture %	2.08		2.05	2.26	2.41	2.23
Net investment loss after expense reimbursement and brokerage commission recapture(4)%	(1.20)		(1.13)	(1.47)	(1.61)	(1.77)
Portfolio turnover rate %	99		81	142	291	536

	Class I
	Year Ended May 31,					January 8, 2002(1) to May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$18.47		18.69	14.71	16.93	21.04
Income (loss) from investment operations:
Net investment income (loss)	$(0.01	)*	0.02	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.89		0.37	4.03	(2.16)	(4.09)
Total from investment operations	$0.88		0.39	3.98	(2.22)	(4.11)
Less distributions from:
Net investment income	$—		0.46	—	—	—
Return of capital	$—		0.15	—	—	—
Total distribution	$—		0.61	—	—	—
Net asset value, end of period	$19.35		18.47	18.69	14.71	16.93
Total Return(2)%	4.76		2.07	27.06	(13.11)	(19.53)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$66,319		38,841	36,504	22,156	26,106
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	0.98		0.97	0.91	1.05	0.96
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	0.98		0.99	0.94	1.05	0.96
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	0.97		0.94	1.10	1.21	0.96
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.05)		(0.02)	(0.31)	(0.42)	(0.43)
Portfolio turnover rate %	99		81	142	291	536

(1)	Commencement of operations
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$18.35		18.58	14.66	16.92	24.81
Income (loss) from investment operations:
Net investment loss	$(0.07	)*	(0.06)	(0.11)	(0.15)	(0.44)
Net realized and unrealized gain (loss) on investments	$0.89		0.40	4.03	(2.11)	(7.44)
Total from investment operations	$0.82		0.34	3.92	(2.26)	(7.88)
Less distributions from:
Net investment income	$—		0.42	—	—	0.01
Return of capital	$—		0.15	—	—	—
Total distributions	$—		0.57	—	—	0.01
Net asset value, end of year	$19.17		18.35	18.58	14.66	16.92
Total Return(1)%	4.47		1.81	26.74	(13.36)	(31.77)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$1,051		2,037	6,035	6,178	16,840
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(2)%	1.23		1.22	1.14	1.31	1.21
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)%	1.24		1.24	1.17	1.31	1.21
Gross expenses prior to expense reimbursement and brokerage commission recapture %	1.22		1.19	1.32	1.47	1.21
Net investment loss after expense reimbursement and brokerage commission recapture(2)%	(0.36)		(0.27)	(0.53)	(0.66)	(0.76)
Portfolio turnover rate %	99		81	142	291	536

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$13.01		12.06	10.12	11.11	14.58
Income (loss) from investment operations:
Net investment loss	$(0.13	)*	(0.16)	(0.06)	(0.12)	(0.17)*
Net realized and unrealized gain (loss) on investments	$2.30		1.10	2.00	(0.87)	(3.30)
Total from investment operations	$2.17		0.94	1.94	(0.99)	(3.47)
Payment by affiliate	$—		0.01	—	—	—
Net asset value, end of year	$15.18		13.01	12.06	10.12	11.11
Total Return(1)%	16.68		7.88 †	19.17	(8.91)	(23.80)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$122,820		118,668	133,363	44,010	68,106
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.39		1.64	1.59	1.50	1.77
Gross expenses prior to expense reimbursement/recoupment(3)%	1.82		1.71	1.70	1.83	1.99
Net investment loss after expense reimbursement/recoupment(2)%	(0.90)		(1.15)	(1.06)	(1.15)	(1.45)
Portfolio turnover rate %	103		50	115	345	399

	Class B
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$12.41		11.59	9.80	10.83	14.30
Income (loss) from investment operations:
Net investment loss	$(0.23	)*	(0.27)	(0.06)	(0.20)	(0.25)*
Net realized and unrealized gain (loss) on investments	$2.19		1.08	1.85	(0.83)	(3.22)
Total from investment operations	$1.96		0.81	1.79	(1.03)	(3.47)
Payment by affiliate	$—		0.01	—	—	—
Net asset value, end of year	$14.37		12.41	11.59	9.80	10.83
Total Return(1)%	15.79		7.08 †	18.27	(9.51)	(24.27)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$107,722		139,100	191,288	43,183	69,621
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	2.15		2.37	2.29	2.20	2.47
Gross expenses prior to expense reimbursement/recoupment %	2.52		2.41	2.40	2.53	2.69
Net investment loss after expense reimbursement/recoupment(2)%	(1.66)		(1.87)	(1.69)	(1.85)	(2.15)
Portfolio turnover rate %	103		50	115	345	399

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)	ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities.
*	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80% and 7.00% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$12.35		11.53	9.75	10.77	14.24
Income (loss) from investment operations:
Net investment loss	$(0.23	)*	(0.26)	(0.12)	(0.19)	(0.25)*
Net realized and unrealized gain (loss) on investments	$2.18		1.07	1.90	(0.83)	(3.22)
Total from investment operations	$1.95		0.81	1.78	(1.02)	(3.47)
Payment by affiliate	$—		0.01	—	—	—
Net asset value, end of year	$14.30		12.35	11.53	9.75	10.77
Total Return(1)%	15.79		7.11 †	18.26	(9.47)	(24.37)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$90,156		101,261	131,461	67,730	100,888
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.15		2.37	2.29	2.20	2.47
Gross expenses prior to expense reimbursement %	2.52		2.41	2.40	2.53	2.69
Net investment loss after expense reimbursement(2)%	(1.66)		(1.88)	(1.80)	(1.85)	(2.15)
Portfolio turnover rate %	103		50	115	345	399

	Class I
	Year Ended May 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$13.35	12.33	10.33		11.29	14.73
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.09)	(0.09	)*	(0.11)	(0.11)*
Net realized and unrealized gain (loss) on investments	$2.36	1.10	2.09		(0.85)	(3.33)
Total from investment operations	$2.29	1.01	2.00		(0.96)	(3.44)
Payment by affiliate	$—	0.01	—		—	—
Net asset value, end of year	$15.64	13.35	12.33		10.33	11.29
Total Return(1)%	17.15	8.27 †	19.36		(8.50)	(23.35)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$3,376	3,000	2,614		10,844	39,874
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.97	1.22	1.17		1.09	1.26
Gross expenses prior to expense reimbursement %	1.34	1.27	1.31		1.41	1.50
Net investment loss after expense reimbursement(2)%	(0.48)	(0.72)	(0.81)		(0.71)	(0.95)
Portfolio turnover rate %	103	50	115		345	399

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.03% and 8.19% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$13.15	12.17	10.19		11.16	14.63
Income (loss) from investment operations:
Net investment loss	$(0.11)	(0.13)	(0.10	)*	(0.09)	(0.17)*
Net realized and unrealized gain (loss) on investments	$2.32	1.10	2.08		(0.88)	(3.30)
Total from investment operations	$2.21	0.97	1.98		(0.97)	(3.47)
Payment by affiliate	$—	0.01	—		—	—
Net asset value, end of year	$15.36	13.15	12.17		10.19	11.16
Total Return(1)%	16.81	8.05 †	19.43		(8.69)	(23.72)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,805	4,753	4,898		4,886	6,563
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.22	1.47	1.45		1.33	1.63
Gross expenses prior to expense reimbursement %	1.60	1.52	1.56		1.66	1.69
Net investment loss after expense reimbursement(2)%	(0.73)	(0.98)	(1.00)		(0.98)	(1.35)
Portfolio turnover rate %	103	50	115		345	399

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.97% for Class Q.

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C
	December 28, 2005(1) to May 31, 2006	April 5, 2006(1) to May 31, 2006	April 27, 2006(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.65	10.48
Income (loss) from investment operations:
Net investment income (loss)	$0.06	(0.01)	(0.01)
Net realized and unrealized loss on investments	$(0.04)	(0.63)	(0.46)
Total from investment operations	$0.02	(0.64)	(0.47)
Net asset value, end of period	$10.02	10.01	10.01
Total Return(2)%	0.20	(6.10)	(4.58)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,021	35	10
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25	2.00	2.00
Gross expenses prior to expense reimbursement(3)%	3.74	4.49	4.54
Net investment income (loss) after expense reimbursement(3)(4)%	1.32	(0.81)	(0.74)
Portfolio turnover rate %	51	51	51

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Year Ended May 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$24.37		22.53		18.16	24.04	38.78
Income (loss) from investment operations:
Net investment loss		$(0.31	)*	(0.31	)*	(0.37)	(0.35)	(0.51)*
Net realized and unrealized gain (loss) on investments		$5.17		2.15		4.74	(5.53)	(13.24)
Total from investment operations		$4.86		1.84		4.37	(5.88)	(13.75)
Less distributions from:
Net realized gain from investments		$—		—		—	—	0.99
Total distributions		$—		—		—	—	0.99
Net asset value, end of year		$29.23		24.37		22.53	18.16	24.04
Total Return(1)%		19.94		8.17		24.06 †	(24.46)	(35.86)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$89,328		93,821		105,890	118,570	183,810
Ratios to average net assets:
Net expenses after expense reimbursement	%	1.50		1.63		1.74	1.88	1.81
Gross expenses prior to expense reimbursement(2)%		1.85		1.74		1.74	1.88	1.81
Net investment loss after expense reimbursement	%	(1.13)		(1.36)		(1.52)	(1.80)	(1.70)
Portfolio turnover rate	%	87		62		60	357	427

		Class B
		Year Ended May 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$22.32		20.78		16.87	22.48	36.60
Income (loss) from investment operations:
Net investment loss		$(0.47	)*	(0.44	)*	(0.50)	(0.48)	(0.68)*
Net realized and unrealized gain (loss) on investments		$4.72		1.98		4.41	(5.13)	(12.45)
Total from investment operations		$4.25		1.54		3.91	(5.61)	(13.13)
Less distributions from:
Net realized gain from investments		$—		—		—	—	0.99
Total distributions		$—		—		—	—	0.99
Net asset value, end of year		$26.57		22.32		20.78	16.87	22.48
Total Return(1)%		19.04		7.41		23.18 †	(24.96)	(36.31)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$30,678		43,929		77,751	85,465	154,899
Ratios to average net assets:
Net expenses after expense reimbursement	%	2.25		2.35		2.44	2.58	2.51
Gross expenses prior to expense reimbursement	%	2.55		2.44		2.44	2.58	2.51
Net investment loss after expense reimbursement	%	(1.88)		(2.10)		(2.07)	(2.50)	(2.40)
Portfolio turnover rate	%	87		62		60	357	427

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of SmallCap Opportunities.
*	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% and 0.06% impact on Class A and Class B total returns, respectively. Excluding the reimbursements, the total returns would have been 23.95% and 23.12%, for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

Ing SMALLCAP OPPORTUNITIES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Year Ended May 31,
		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$22.27		20.73		16.83	22.44	36.53
Income (loss) from investment operations:
Net investment loss		$(0.47	)*	(0.44	)*	(0.49)	(0.49)	(0.67)*
Net realized and unrealized gain (loss) on investments		$4.71		1.98		4.39	(5.12)	(12.43)
Total from investment operations		$4.24		1.54		3.90	(5.61)	(13.10)
Less distributions from:
Net realized gain from investments		$—		—		—	—	0.99
Total distributions		$—		—		—	—	0.99
Net asset value, end of year		$26.51		22.27		20.73	16.83	22.44
Total Return(1)%		19.04		7.43		23.17 †	(25.00)	(36.30)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$39,174		43,603		57,140	63,406	119,498
Ratios to average net assets:
Net expenses after expense reimbursement	%	2.25		2.35		2.44	2.58	2.51
Gross expenses prior to expense reimbursement	%	2.55		2.44		2.44	2.58	2.51
Net investment loss after expense reimbursement	%	(1.88)		(2.09)		(2.06)	(2.50)	(2.40)
Portfolio turnover rate	%	87		62		60	357	427

		Class I
		Year Ended May 31,
		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$24.73		22.76	18.27	24.07	39.02
Income (loss) from investment operations:
Net investment loss		$(0.18	)*	(0.21)	(0.23)	(0.23)	(0.36)*
Net realized and unrealized gain (loss) on investments		$5.27		2.18	4.72	(5.57)	(13.60)
Total from investment operations		$5.09		1.97	4.49	(5.80)	(13.96)
Less distributions from:
Net realized gain from investments		$—		—	—	—	0.99
Total distributions		$—		—	—	—	0.99
Net asset value, end of year		$29.82		24.73	22.76	18.27	24.07
Total Return(1)%		20.58		8.66	24.58 †	(24.10)	(36.17)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$2,727		13,359	11,526	8,510	10,700
Ratios to average net assets:
Net expenses after expense reimbursement	%	1.04		1.17	1.31	1.46	1.41
Gross expenses prior to expense reimbursement	%	1.34		1.28	1.31	1.46	1.41
Net investment loss after expense reimbursement	%	(0.65)		(0.91)	(1.09)	(1.37)	(1.34)
Portfolio turnover rate	%	87		62	60	357	423

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

*	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.06% impact on Class C and Class I total returns. Excluding the reimbursements, the total returns would have been 23.11% and 24.52% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

Ing SMALLCAP OPPORTUNITIES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,
	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$24.54		22.64		18.22		24.07	38.81
Income (loss) from investment operations:
Net investment loss	$(0.26	)*	(0.27	)*	(0.29	)*	(0.53)	(0.51)*
Net realized and unrealized gain (loss) on investments	$5.22		2.17		4.13		(5.32)	(13.24)
Total from investment operations	$4.96		1.90		4.42		(5.85)	(13.75)
Less distributions from:
Net realized gain from investments	$—		—		—		—	0.99
Total distributions	$—		—		—		—	0.99
Net asset value, end of year	$29.50		24.54		22.64		18.22	24.07
Total Return(1)%	20.21		8.39		24.26	†	(24.30)	(35.83)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$186		243		463		906	3,651
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.30		1.45		1.57		1.70	1.66
Gross expenses prior to expense reimbursement %	1.59		1.56		1.57		1.70	1.66
Net investment loss after expense reimbursement(2)%	(0.93)		(1.19)		(1.36)		(1.62)	(1.62)
Portfolio turnover rate %	87		62		60		357	423

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

**	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% impact on Class Q total returns. Excluding the reimbursements, the total returns would have been 24.15%.

See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Year Ended May 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$22.21	22.03	19.24	22.11	23.36
Income (loss) from investment operations:
Net investment income		$0.23	0.16	0.09	0.12	0.14
Net realized and unrealized gain (loss) on investments		$3.00	1.58	3.60	(1.78)	1.29
Total from investment operations		$3.23	1.74	3.69	(1.66)	1.43
Less distributions from:
Net investment income		$0.22	0.08	0.08	0.09	0.33
Net realized gain from investments		$1.99	1.48	0.82	1.12	2.35
Total distributions		$2.21	1.56	0.90	1.21	2.68
Net asset value, end of year		$23.23	22.21	22.03	19.24	22.11
Total Return(1)%		14.71	7.97	19.57	(6.98)	7.05

Ratios and Supplemental Data:
Net assets, end of year (millions)		$215	183	193	182	231
Ratios to average net assets:
Net expenses after expense reimbursement(2)%		1.19	1.17	1.41	1.52	1.48
Gross expenses prior to expense reimbursement	%	1.29	1.27	1.41	1.52	1.48
Net investment income	%	0.99	0.69	0.40	0.54	0.54
Portfolio turnover rate	%	26	27	35	19	43

		Class B
		Year Ended May 31,
		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$21.87		21.79	19.12	22.03	23.28
Income (loss) from investment operations:
Net investment income (loss)		$0.05	*	(0.01)	(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments		$2.95		1.57	3.57	(1.72)	1.29
Total from investment operations		$3.00		1.56	3.49	(1.79)	1.25
Less distributions from:
Net investment income		$0.02		—	—	—	0.15
Net realized gain from investments		$1.99		1.48	0.82	1.12	2.35
Total distributions		$2.01		1.48	0.82	1.12	2.50
Net asset value, end of year		$22.86		21.87	21.79	19.12	22.03
Total Return(1)%		13.81		7.21	18.60	(7.66)	6.22

Ratios and Supplemental Data:
Net assets, end of year (millions)		$64		107	127	127	171
Ratios to average net assets:
Expenses	%	1.94		1.92	2.16	2.27	2.23
Net investment income (loss)%		0.21		(0.06)	(0.36)	(0.21)	(0.21)
Portfolio turnover rate	%	26		27	35	19	43

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services.
*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C			Class O
	Year Ended May 31, 2006		August 24, 2004(1) to May 31, 2005	Year Ended May 31, 2006	September 15, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$21.78		21.78	22.15	22.67
Income from investment operations:
Net investment income	$0.08	*	0.09	0.22	0.17
Net realized and unrealized gain on investments	$2.93		1.49	3.00	0.92
Total from investment operations	$3.01		1.58	3.22	1.09
Less distributions from:
Net investment income	$0.27		0.10	0.25	0.13
Net realized gain from investments	$1.99		1.48	1.99	1.48
Total distributions	$2.26		1.58	2.24	1.61
Net asset value, end of period	$22.53		21.78	23.13	22.15
Total Return(2)%	13.97		7.29	14.68	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,311		13	9,659	3,658
Ratios to average net assets:
Expenses(3)%	1.94		1.92	1.19	1.17
Net investment income(3)%	0.35		0.12	1.03	0.80
Portfolio turnover rate %	26		27	26	27

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LARGECAP VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Year Ended May 31,		February 2, 2004(1) to May 31,	Year Ended May 31,			February 2, 2004(1) to May 31,
	2006	2005	2004	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.23	9.65	10.00	10.17	9.63		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.10	0.05	0.01	0.03	(0.00	)*	(0.00)*
Net realized and unrealized income (loss) on investments	$0.64	0.69	(0.36)	0.63	0.65		(0.37)
Total from investment operations	$0.74	0.74	(0.35)	0.66	0.65		(0.37)
Less distributions from:
Net investment income	$0.09	0.08	—	0.01	0.03		—
Net realized gains on investments	$0.57	0.08	—	0.57	0.08		—
Total distributions	$0.66	0.16	—	0.58	0.11		—
Net asset value, end of period	$10.31	10.23	9.65	10.25	10.17		9.63
Total Return(2)%	7.65	7.64	(3.50)	6.81	6.78		(3.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$29,839	22,079	4,729	7,645	8,447		2,601
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.45	1.45	1.35	2.20	2.20		2.10
Gross expenses prior to expense reimbursement(3)%	1.50	1.94	4.05	2.25	2.69		4.80
Net investment income (loss) after expense reimbursement(3)(4)%	1.06	0.93	0.72	0.29	0.17		(0.07)
Portfolio turnover rate %	34	47	4	34	47		4

	Class C
	Year Ended May 31,			February 3, 2004(1) to May 31,
	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.17	9.63		9.96
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.00	*	(0.00)*
Net realized and unrealized income (loss) on investments	$0.62	0.65		(0.33)
Total from investment operations	$0.65	0.65		(0.33)
Less distributions from:
Net investment income	$0.01	0.03		—
Net realized gains on investments	$0.57	0.08		—
Total distributions	$0.58	0.11		—
Net asset value, end of period	$10.24	10.17		9.63
Total Return(2)%	6.79	6.76		(3.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,566	11,358		3,793
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.20	2.20		2.11
Gross expenses prior to expense reimbursement(3)%	2.25	2.69		4.81
Net investment income (loss) after expense reimbursement(3)(4)%	0.29	0.17		(0.03)
Portfolio turnover rate %	34	47		4

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount is less than $0.005 or $(0.005) per share.

See Accompanying Notes to Financial Statements

ING LARGECAP VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended May 31, 2006	August 2, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.24	9.72
Income from investment operations:
Net investment income	$0.14	0.10
Net realized and unrealized gain on investments	$0.63	0.59
Total from investment operations	$0.77	0.69
Less distributions from:
Net investment income	$0.12	0.09
Net realized gains on investments %	0.57	0.08
Total distributions %	0.69	0.17
Net asset value, end of period	$10.32	10.24
Total Return(2)%	7.94	7.13

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,981	2,764
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.18	1.16
Gross expenses prior to expense reimbursement(3)%	1.23	1.65
Net investment income after expense reimbursement(3)(4)%	1.31	1.22
Portfolio turnover rate %	34	47

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Year Ended May 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$10.81	10.28	8.82	10.11	13.54
Income (loss) from investment operations:
Net investment income		$0.12	0.12	0.09	0.06	0.07
Net realized and unrealized gain (loss) on investments		$1.31	0.54	1.46	(1.32)	(1.53)
Total from investment operations		$1.43	0.66	1.55	(1.26)	(1.46)
Less distributions from:
Net investment income		$0.12	0.13	0.09	0.03	0.07
Net realized gain from investments		$—	—	—	—	1.90
Total distributions		$0.12	0.13	0.09	0.03	1.97
Net asset value, end of year		$12.12	10.81	10.28	8.82	10.11
Total Return(1)%		13.32	6.48	17.64	(12.46)	(10.96)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$317,309	293,793	311,087	156,902	211,602
Ratios to average net assets:
Net expenses after expense reimbursements(2)%		1.09	1.15	1.35	1.45	1.34
Gross expenses prior to expense reimbursements	%	1.19	—	—	—	—
Net investment income	%	1.03	1.12	1.10	0.73	0.59
Portfolio turnover rate	%	80	50	28	110	75

		Class B
		Year Ended May 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$10.46	9.91	8.48	9.75	13.14
Income (loss) from investment operations:
Net investment income (loss)		$0.04	0.06	0.04	0.00 *	(0.02)
Net realized and unrealized gain (loss) on investments		$1.25	0.51	1.39	(1.27)	(1.47)
Total from investment operations		$1.29	0.57	1.43	(1.27)	(1.49)
Less distributions from:
Net investment income		$0.02	0.02	—	—	—
Net realized gain from investments		$—	—	—	—	1.90
Total distributions		$0.02	0.02	—	—	1.90
Net asset value, end of year		$11.73	10.46	9.91	8.48	9.75
Total Return(1)%		12.38	5.77	16.86	(13.03)	(11.61)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$29,186	36,962	52,812	50,677	79,685
Ratios to average net assets:
Expenses	%	1.89	1.85	2.05	2.15	2.04
Net investment income (loss)%		0.22	0.43	0.35	0.03	(0.11)
Portfolio turnover rate	%	80	50	28	110	75

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Year Ended May 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$10.46	9.91	8.48	9.76	13.14
Income (loss) from investment operations:
Net investment income (loss)		$0.03	0.08	0.03	0.00 *	(0.01)
Net realized and unrealized gain (loss) on investments		$1.27	0.49	1.40	(1.28)	(1.47)
Total from investment operations		$1.30	0.57	1.43	(1.28)	(1.48)
Less distributions from:
Net investment income		$0.02	0.02	—	—	—
Net realized gain from investments		$—	—	—	—	1.90
Total distributions		$0.02	0.02	—	—	1.90
Net asset value, end of year		$11.74	10.46	9.91	8.48	9.76
Total Return(2)%		12.45	5.77	16.86	(13.11)	(11.53)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$6,657	6,490	11,502	8,291	9,693
Ratios to average net assets:
Expenses	%	1.89	1.85	2.05	2.15	2.04
Net investment income (loss)%		0.22	0.43	0.36	0.03	(0.11)
Portfolio turnover rate	%	80	50	28	110	75

	Class I
	Year Ended May 31,			March 5, 2003(1) to May 31,
	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$10.76	10.27	8.82	7.55
Income from investment operations:
Net investment income	$0.15	0.16	0.15	0.01
Net realized and unrealized gain on investments	$1.31	0.53	1.44	1.26
Total from investment operations	$1.46	0.69	1.59	1.27
Less distributions from:
Net investment income	$0.15	0.20	0.14	—
Total distributions	$0.15	0.20	0.14	—
Net asset value, end of period	$12.07	10.76	10.27	8.82
Total Return(2)%	13.65	6.79	18.26	16.82

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,713	2,454	8	7
Ratios to average net assets:
Expenses(3)%	0.82	0.80	0.88	0.92
Net investment income(3)%	1.28	1.47	1.55	2.06
Portfolio turnover rate %	80	50	28	110

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
*	Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class M
		Year Ended May 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$10.73	10.16	8.68	9.96	13.36
Income (loss) from investment operations:
Net investment income		$0.07	0.09	0.08	0.03	0.02
Net realized and unrealized gain (loss) on investments		$1.29	0.52	1.41	(1.31)	(1.50)
Total from investment operations		$1.36	0.61	1.49	(1.28)	(1.48)
Less distributions from:
Net investment income		$0.06	0.04	0.01	—	0.02
Net realized gain from investments		$—	—	—	—	1.90
Total distributions		$0.06	0.04	0.01	—	1.92
Net asset value, end of year		$12.03	10.73	10.16	8.68	9.96
Total Return(1)%		12.73	6.01	17.13	(12.85)	(11.30)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$3,533	4,048	5,270	7,445	12,074
Ratios to average net assets:
Expenses	%	1.59	1.60	1.80	1.90	1.79
Net investment income	%	0.52	0.67	0.55	0.28	0.14
Portfolio turnover rate	%	80	50	28	110	75

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,				February 1, 2002(1) to May 31
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.02	11.53	8.36	10.28	10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.07)**	(0.04)	(0.02)	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$0.78	0.41	3.19	(1.77)	0.28
Total from investment operations	$0.71	0.37	3.17	(1.77)	0.28
Less distributions from:
Net investment income	$—	—	—	0.04	—
Net realized gain from investments	$1.75	0.88	—	0.11	—
Total distributions	$1.75	0.88	—	0.15	—
Net asset value, end of period	$9.98	11.02	11.53	8.36	10.28
Total Return(2)%	7.35	3.13	37.92	(16.94)	2.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,356	71,136	58,631	15,026	25,325
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.63	1.63	1.75	1.75	1.61
Gross expenses prior to expense reimbursement/recoupment(3)%	1.63	1.53	1.62	2.17	3.05
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.67)	(0.35)	(0.18)	(0.10)	0.04
Portfolio turnover rate %	42	79	70	72	13

	Class B
	Year Ended May 31,				February 4, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.81	11.41	8.34	10.27	9.87
Income (loss) from investment operations:
Net investment loss	$(0.15)**	(0.12)	(0.07)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.77	0.40	3.14	(1.75)	0.41
Total from investment operations	$0.62	0.28	3.07	(1.81)	0.40
Less distributions from:
Net investment income	$—	—	—	0.01	—
Net realized gain from investments	$1.75	0.88	—	0.11	—
Total distributions	$1.75	0.88	—	0.12	—
Net asset value, end of period	$9.68	10.81	11.41	8.34	10.27
Total Return(2)%	6.60	2.35	36.81	(17.40)	4.05

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,825	38,071	34,856	12,205	11,656
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.38	2.38	2.50	2.50	2.36
Gross expenses prior to expense reimbursement/recoupment(3)%	2.38	2.28	2.37	2.92	3.80
Net investment loss after expense reimbursement/recoupment(3)(4)%	(1.42)	(1.09)	(0.95)	(0.82)	(0.71)
Portfolio turnover rate %	42	79	70	72	13

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.
**	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,				February 4, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.81	11.40	8.34	10.26	9.87
Income (loss) from investment operations:
Net investment loss	$(0.15)*	(0.12)	(0.07)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.77	0.41	3.13	(1.75)	0.40
Total from investment operations	$0.62	0.29	3.06	(1.80)	0.39
Less distributions from:
Net investment income	$—	—	—	0.01	—
Net realized gain from investments	$1.75	0.88	—	0.11	—
Total distributions	$1.75	0.88	—	0.12	—
Net asset value, end of period	$9.68	10.81	11.40	8.34	10.26
Total Return(2)%	6.62	2.44	36.69	(17.32)	3.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,996	42,426	31,982	12,034	9,731
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.38	2.38	2.50	2.50	2.36
Gross expenses prior to expense reimbursement/recoupment(3)%	2.38	2.28	2.37	2.92	3.80
Net investment loss after expense reimbursement/recoupment(3)(4)%	(1.42)	(1.09)	(0.94)	(0.81)	(0.71)
Portfolio turnover rate %	42	79	70	72	13

	Class I
	Year Ended May 31,					March 4, 2002(1) to May 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.16	11.61	8.39		10.30	10.20
Income (loss) from investment operations:
Net investment income (loss)	$(0.05)	(0.01)	0.01	*	0.01	0.01
Net realized and unrealized gain (loss) on investments	$0.79	0.44	3.21		(1.74)	0.09
Total from investment operations	$0.74	0.43	3.22		(1.73)	0.10
Less distributions from:
Net investment income	$—	—	—		0.07	—
Net realized gain from investments	$1.75	0.88	—		0.11	—
Total distributions	$1.75	0.88	—		0.18	—
Net asset value, end of period	$10.15	11.16	11.61		8.39	10.30
Total Return(2)%	7.55	3.64	38.38		(16.35)	0.98

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,418	2,037	2,157		197	71
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.38	1.36	1.46		1.28	1.24
Gross expenses prior to expense reimbursement/recoupment(3)%	1.38	1.26	1.34		1.70	2.60
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.42)	(0.05)	0.22		0.46	0.38
Portfolio turnover rate %	42	79	70		72	133

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,				April 17, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.00	11.54	8.36	10.28	10.52
Income (loss) from investment operations:
Net investment income (loss)	$(0.07)	(0.07)	(0.02)**	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$0.78	0.41	3.20	(1.75)	(0.24)
Total from investment operations	$0.71	0.34	3.18	(1.75)	(0.24)
Less distributions from:
Net investment income	$—	—	—	0.06	—
Net realized gain from investments	$1.75	0.88	—	0.11	—
Total distributions	$1.75	0.88	—	0.17	—
Net asset value, end of period	$9.96	11.00	11.54	8.36	10.28
Total Return(2)%	7.37	2.85	38.04	(16.62)	(2.28)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15	20	20	14	11
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.61	1.63	1.67	1.54	1.52
Gross expenses prior to expense reimbursement/recoupment(3)%	1.61	1.53	1.54	1.96	2.28
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.63)	(0.65)	(0.16)	0.14	0.43
Portfolio turnover rate %	42	79	70	72	13

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.
**	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE CHOICE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Year Ended May 31, 2006		February 1, 2005(1) to May 31, 2005	Year Ended May 31, 2006		February 1, 2005(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.97		10.00	9.95		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.10	**	0.00 *	0.00	**	(0.01)
Net realized and unrealized income (loss) on investments	$3.51		(0.03)	3.52		(0.04)
Total from investment operations	$3.61		(0.03)	3.52		(0.05)
Less distributions from:
Net investment income	$0.04		—	0.01		—
Net realized gain from investments	$0.11		—	0.11		—
Total distributions	$0.15		—	0.12		—
Net asset value, end of period	$13.43		9.97	13.35		9.95
Total Return(2)%	36.48		(0.30)	35.54		(0.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$39,931		3,598	6,538		1,107
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.50		1.50	2.25		2.25
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.51		1.50	2.26		2.25
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.86		4.95	2.61		5.70
Net investment income (loss) after expense reimbursement(3)(4)%	0.84		0.23	0.05		(0.48)
Portfolio turnover rate %	27		10	27		10

	Class C				Class I
	Year Ended May 31, 2006		February 7, 2005(1) to May 31, 2005		September 16, 2005(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.94		9.94		11.18
Income (loss) from investment operations:
Net investment income (loss)	$0.01	**	(0.00	)*	0.14 **
Net realized and unrealized income on investments	$3.51		0.00	*	2.28
Total from investment operations	$3.52		0.00	*	2.42
Less distributions from:
Net investment income	$0.01		—		0.06
Net realized gain from investments	$0.11		—		0.11
Total distributions	$0.12		—		0.17
Net asset value, end of period	$13.34		9.94		13.43
Total Return(2)%	35.62		0.00	*	21.87

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,549		2,012		6
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.25		2.25		1.61
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.26		5.70		1.63
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.61		5.70		2.11
Net investment income (loss) after expense reimbursement(3)(4)%	0.05		(0.42)		1.58
Portfolio turnover rate %	27		10		27

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount is less than $0.005 or $(0.005) per share or 0.005%.
**	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,				February 1, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.89	13.53	9.44	10.62	10.00
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.02)	(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.78	0.27	4.88	(1.00)	0.63
Total from investment operations	$0.75	0.25	4.83	(1.05)	0.62
Less distributions from:
Net investment income	$—	—	—	0.04	—
Net realized gain from investments	$3.18	0.89	0.74	0.09	—
Return of capital	$0.02	—	—	—	—
Total distributions	$3.20	0.89	0.74	0.13	—
Net asset value, end of period	$10.44	12.89	13.53	9.44	10.62
Total Return(2)%	6.51	1.67	52.83	(9.83)	6.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,543	79,748	45,609	12,280	18,435
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.62	1.66	1.75	1.75	1.62
Gross expenses prior to expense reimbursement(3)%	1.62	1.53	1.66	2.17	3.65
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.14)	(0.20)	(0.67)	(0.54)	(0.39)
Portfolio turnover rate %	28	76	57	54	12

	Class B
	Year Ended May 31,				February 4, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.61	13.36	9.39	10.60	9.85
Income (loss) from investment operations:
Net investment loss	$(0.12)	(0.12)	(0.13)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.77	0.26	4.84	(1.01)	0.77
Total from investment operations	$0.65	0.14	4.71	(1.12)	0.75
Less distributions from:
Net realized gain from investments	$3.18	0.89	0.74	0.09	—
Return of capital	$0.02	—	—	—	—
Total distributions	$3.20	0.89	0.74	0.09	—
Net asset value, end of period	$10.06	12.61	13.36	9.39	10.60
Total Return(2)%	5.79	0.84	51.80	(10.53)	7.61

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,953	24,540	19,815	8,233	7,889
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.37	2.41	2.50	2.50	2.37
Gross expenses prior to expense reimbursement(3)%	2.37	2.28	2.41	2.92	4.40
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.89)	(0.97)	(1.37)	(1.29)	(1.14)
Portfolio turnover rate %	28	76	57	54	12

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,				February 7, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.60	13.35	9.38	10.60	9.76
Income (loss) from investment operations:
Net investment loss	$(0.11)**	(0.11)	(0.12)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.76	0.25	4.83	(1.02)	0.85
Total from investment operations	$0.65	0.14	4.71	(1.12)	0.84
Less distributions from:
Net investment income	$—	—	—	0.01	—
Net realized gain from investments	$3.18	0.89	0.74	0.09	—
Return of capital	$0.02	—	—	—	—
Total distributions	$3.20	0.89	0.74	0.10	—
Net asset value, end of period	$10.05	12.60	13.35	9.38	10.60
Total Return(2)%	5.82	0.84	51.86	(10.55)	8.61

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,802	42,276	28,906	11,241	8,468
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.37	2.41	2.50	2.50	2.37
Gross expenses prior to expense reimbursement(3)%	2.37	2.28	2.41	2.92	4.40
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.89)	(0.96)	(1.35)	(1.28)	(1.14)
Portfolio turnover rate %	28	76	57	54	12

	Class I
	Year Ended May 31,					March 7, 2002(1) to May 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.99		13.60	9.44	10.63	10.32
Income (loss) from investment operations:
Net investment income (loss)	$0.01	**	0.01	(0.04)	(0.05)	0.00 *
Net realized and unrealized gain (loss) on investments	$0.79		0.27	4.94	(0.97)	0.31
Total from investment operations	$0.80		0.28	4.90	(1.02)	0.31
Less distributions from:
Net investment income	$—		—	—	0.08	—
Net realized gain from investments	$3.18		0.89	0.74	0.09	—
Return of capital	$0.02		—	—	—	—
Total distributions	$3.20		0.89	0.74	0.17	—
Net asset value, end of period	$10.59		12.99	13.60	9.44	10.63
Total Return(2)%	6.89		1.89	53.60	(9.49)	3.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$64		456	481	222	26
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.37		1.35	1.43	1.32	1.23
Gross expenses prior to expense reimbursement/recoupment(3)%	1.37		1.22	1.35	1.73	2.78
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.10		0.08	(0.37)	(0.13)	0.17
Portfolio turnover rate %	28		76	57	54	12

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.
**	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,				April 30, 2002(1) to May 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.07	13.71	9.53	10.63	11.01
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.02)	(0.01)	0.33	0.00 *
Net realized and unrealized gain (loss) on investments	$0.80	0.27	4.93	(1.34)	(0.38)
Total from investment operations	$0.78	0.25	4.92	(1.01)	(0.38)
Less distributions from:
Net realized gain from investments	$3.18	0.89	0.74	0.09	—
Return of capital	$0.02	—	—	—	—
Total distributions	$3.20	0.89	0.74	0.09	—
Net asset value, end of period	$10.65	13.07	13.71	9.53	10.63
Total Return(2)%	6.69	1.65	53.29	(9.47)	(3.45)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$36	64	58	1	8
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.62	1.60	1.52	1.35	1.42
Gross expenses prior to expense reimbursement/recoupment(3)%	1.62	1.47	1.52	1.73	2.42
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.13)	(0.16)	(1.03)	(0.32)	0.00
Portfolio turnover rate %	28	76	57	54	12

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE CHOICE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Year Ended May 31, 2006		February 1, 2005(1) to May 31, 2005	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.57		10.00	9.55	10.00
Income (loss) from investment operations:
Net investment loss	$(0.00	)***	(0.00)*	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	$3.04		(0.43)	3.02	(0.44)
Total from investment operations	$3.04		(0.43)	2.94	(0.45)
Less distributions from:
Net investment income	$0.05		—	(0.00)*	—
Net realized gain from investments	$0.08		—	0.08	—
Total distributions	$0.13		—	0.08	—
Net asset value, end of period	$12.48		9.57	12.41	9.55
Total Return(2)%	31.90		(4.30)	30.91	(4.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,127		3,976	2,187	591
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.50		1.50	2.25	2.25
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.54		1.50	2.29	2.25
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.14		4.73	2.87	5.48
Net investment loss after expense reimbursement(3)(4)%	(0.01)		(0.18)	(0.75)	(0.93)
Portfolio turnover rate %	36		14	36	14

	Class C		Class I
	Year Ended May 31, 2006	February 2, 2005(1) to May 31, 2005	June 9, 2005(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.56	10.05	9.80
Income (loss) from investment operations:
Net investment income (loss)	$(0.08)	(0.01)	0.05 **
Net realized and unrealized gain (loss) on investments	$3.03	(0.48)	2.80
Total from investment operations	$2.95	(0.49)	2.65
Less distributions from:
Net investment income	$0.01	—	0.07
Net realized gain from investments	$0.08	—	0.08
Total distributions	$0.09	—	0.15
Net asset value, end of period	$12.42	9.56	12.50
Total Return(2)%	30.97	(4.88)	29.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,803	1,517	3,333
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.25	2.25	1.11
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.29	2.25	1.15
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.87	5.48	1.75
Net investment income (loss) after expense reimbursement(3)(4)%	(0.75)	(0.91)	0.42
Portfolio turnover rate %	36	14	36

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount is less than $0.005 per share.
**	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Funds contained within this book are part of either ING Equity Trust (“IET”) or ING Investment Funds, Inc. (“IIF”) both of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-eight separate series. Fourteen of which are discussed in this report: ING Convertible Fund (“Convertible”), ING Real Estate Fund (“Real Estate”), ING Disciplined LargeCap Fund (“Disciplined LargeCap”), ING Fundamental Research Fund (“Fundamental Research”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING Opportunistic LargeCap Fund (“Opportunistic LargeCap”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING Financial Services Fund (“Financial Services”), ING LargeCap Value Fund (“LargeCap Value”), ING MidCap Value Fund (“MidCap Value”), ING MidCap Value Choice Fund (“MidCap Value Choice”), ING SmallCap Value Fund (“SmallCap Value”) and ING SmallCap Value Choice Fund (“SmallCap Value Choice”). IIF is a Maryland Corporation organized on July 7, 1969 with one Portfolio, ING MagnaCap Fund (“MagnaCap”), collectively (the “Funds”).

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally results from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors/Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trust (REITs). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. government securities.

D.                 Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.                   Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually

Disciplined LargeCap

Fundamental Research

LargeCap Growth

MidCap Opportunities

Opportunistic LargeCap

SmallCap Opportunities

Financial Services

LargeCap Value

MidCap Value

MidCap Value Choice

SmallCap Value

SmallCap Value Choice

Semi-Annually

MagnaCap

Quarterly

Convertible

Real Estate

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.                   Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.                  Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.                 Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                      Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.                     Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.                 Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.                   Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.              Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

with the Funds’ custodian sufficient to cover the purchase price.

N.                 Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Convertible	$65,144,300	$106,959,845
Real Estate	152,040,805	133,012,909
Disciplined LargeCap	73,864,469	84,371,698
Fundamental Research	7,600,160	2,732,530
LargeCap Growth	301,193,538	332,503,655
MidCap Opportunities	364,434,778	476,165,382
Opportunistic LargeCap	7,505,614	2,566,532
SmallCap Opportunities	157,555,336	224,070,186
Financial Services	76,068,195	109,515,751
LargeCap Value	20,711,510	16,259,713
MagnaCap	281,292,201	313,040,309
MidCap Value	52,123,533	115,468,086
MidCap Value Choice	53,537,460	8,034,919
SmallCap Value	31,388,552	110,257,386
SmallCap Value Choice	28,660,198	5,934,135

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into Investment Management Agreements with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of Average Net Assets
Convertible	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Real Estate	0.70%
Disciplined LargeCap	0.70%
Fundamental Research	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% thereafter
LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	1.00% on first $500 million; and 0.90% thereafter
Opportunistic LargeCap	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% thereafter
SmallCap Opportunities	1.00% on first $100 million; 0.90% on next $150 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Financial Services	1.00% on first $30 million; 0.75% on next $95 million; and 0.70% in excess of $125 million
LargeCap Value	0.90% on first $50 million; 0.85% on next $450 million; and 0.80% thereafter
MagnaCap	1.00% on first $30 million; 0.75% on next $220 million; 0.625% on next $200 million; and 0.50% in excess of $450 million
MidCap Value	1.00% on first $50 million; and 0.90% thereafter
MidCap Value Choice	1.00%
SmallCap Value	1.00% on first $50 million; and 0.90% thereafter
SmallCap Value Choice	1.00%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to the Convertible, Disciplined LargeCap, Fundamental Research, MidCap Opportunities, Opportunistic LargeCap, SmallCap Opportunities, Financial Services and MagnaCap Funds pursuant to Sub-Advisory Agreements between the Investment Manager and ING IM.

ING Clarion Real Estate Securities L.P. (“ING CRES”), a registered investment adviser, is the Sub-Adviser to the Real Estate Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and ING CRES.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as Sub-Adviser to the LargeCap Value, MidCap Value and SmallCap Value Funds pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Wellington Management Company, LLP (“Wellington Management”), a registered investment adviser, serves as the Sub-Adviser to the LargeCap Growth Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and Wellington Management.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment adviser, serves as a Sub-Adviser to the SmallCap Value Choice Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and NWQ.

Tradewinds NWQ Global Advisors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to the MidCap Value Choice Fund, pursuant to a Sub-Advisory Agreement between the Investment Manager and Tradewinds.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds’ average daily net assets.

Financial Services and MagnaCap have entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent for the Funds. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

The Investment Manager, ING IM, ING CRES, IFS and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”) is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Classes B and C	Class M	Class O	Class Q
Convertible(1)	0.35%	1.00%	N/A	N/A	0.25%
Real Estate	0.25%	1.00%	N/A	0.25%	N/A
Disciplined LargeCap(1)	0.30%	1.00%	N/A	N/A	N/A
Fundamental Research	0.25%	1.00%	N/A	N/A	N/A
LargeCap Growth	0.35%	1.00%	N/A	N/A	0.25%
MidCap Opportunities(1)	0.30%	1.00%	N/A	N/A	0.25%
Opportunistic LargeCap	0.25%	1.00%	N/A	N/A	N/A
SmallCap Opportunities(1)	0.30%	1.00%	N/A	N/A	0.25%
Financial Services(1)	0.35%	1.00%	N/A	0.25%	N/A
LargeCap Value	0.25%	1.00%	N/A	N/A	N/A
MagnaCap(2)	0.30%	1.00%	0.75%	N/A	N/A
MidCap Value	0.25%	1.00%	N/A	N/A	0.25%
MidCap Value Choice	0.25%	1.00%	N/A	N/A	N/A
SmallCap Value	0.25%	1.00%	N/A	N/A	0.25%
SmallCap Value Choice	0.25%	1.00%	N/A	N/A	N/A

(1)     ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services. Effective January 1, 2005, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities and 0.10% of the Distribution Fee for Class A shares of Convertible. The fee waiver is for the period beginning January 1, 2005 through December 31, 2006.

(2)     MagnaCap Class A paid only 0.19% in Distribution Fees under its 12b-1 reimbursement plan.

Presently, the Funds’ class-specific expenses include certain transfer agent fees and distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class M shares. For the year ended May 31, 2006, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Convertible	$4,412	N/A	N/A	N/A
Real Estate	8,678	N/A	N/A	N/A
Disciplined LargeCap	1,015	N/A	N/A	N/A
Fundamental Research	207	N/A	N/A	N/A
LargeCap Growth	35,479	N/A	N/A	N/A
MidCap Opportunities	8,926	N/A	N/A	N/A
Opportunistic LargeCap	—	N/A	N/A	N/A
SmallCap Opportunities	3,004	N/A	N/A	N/A
Financial Services	12,701	N/A	N/A	N/A
LargeCap Value	11,585	N/A	N/A	N/A
MagnaCap	7,698	N/A	N/A	$82
MidCap Value	66	N/A	N/A	N/A
MidCap Value Choice	29,337	N/A	N/A	N/A
SmallCap Value	611	N/A	N/A	N/A
SmallCap Value Choice	15,368	N/A	N/A	N/A

Contingent Deferred Sales Charges:	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Convertible	$1,536	N/A	$1,303	N/A
Real Estate	—	N/A	236	N/A
Disciplined LargeCap	—	N/A	165	N/A
Fundamental Research	—	N/A	—	N/A
LargeCap Growth	16,631	N/A	8,299	N/A
MidCap Opportunities	110	N/A	1,620	N/A
Opportunistic LargeCap	—	N/A	—	N/A
SmallCap Opportunities	94	N/A	618	N/A

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Contingent Deferred Sales Charges:	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Financial Services	20	N/A	7	N/A
LargeCap Value	1,264	N/A	2,886	N/A
MagnaCap	—	N/A	322	N/A
MidCap Value	2,919	N/A	2,416	N/A
MidCap Value Choice	—	N/A	3,826	N/A
SmallCap Value	12,293	N/A	9,477	N/A
SmallCap Value Choice	—	N/A	2,743	N/A

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Manager may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Convertible	$89,527	$11,937	$86,113	$187,577
Real Estate	172,162	24,594	35,472	232,228
Disciplined LargeCap	23,499	3,357	30,345	57,201
Fundamental Research	3,174	453	1,200	4,827
LargeCap Growth	206,058	25,614	141,857	373,529
MidCap Opportunities	293,468	29,346	205,341	528,155
Opportunistic LargeCap	3,101	443	1,136	4,680
SmallCap Opportunities	137,899	14,378	81,846	234,123
Financial Services	188,216	—	106,156	294,372
LargeCap Value	39,294	4,373	22,551	66,218
MagnaCap	229,275	—	89,357	318,632
MidCap Value	80,103	8,428	54,739	143,270
MidCap Value Choice	60,097	5,706	31,213	97,016
SmallCap Value	61,004	6,306	40,360	107,670
SmallCap Value Choice	44,178	2,764	11,912	58,854

At May 31, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company — Real Estate (28.8%); Fundamental Research (97.0%); and Opportunistic LargeCap (98.9%).

ING National Trust — Real Estate (11.9%); and LargeCap Growth (22.5%).

Saxon & Co. — Real Estate (5.8%).

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2006, the Funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Custody Fees
Fundamental Research	$1,325

Accrued Transfer Agent Fees
Financial Services	$57,695
Fundamental Research	1,889
LargeCap Value	12,137

Accrued Registration Fees
Fundamental Research	$1,043

Accrued Offering Fees
Fundamental Research	$5,553
Opportunistic LargeCap	3,593

NOTE 8 — EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class Q
Convertible(1)(2)	1.60%	2.25%	2.25%	N/A	N/A	1.50%
Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	N/A
Fundamental Research	1.25%	2.00%	2.00%	N/A	N/A	N/A
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	N/A	1.35%
MidCap Opportunities(1)(2)	1.75%	2.45%	2.45%	1.45%	N/A	1.60%
Opportunistic LargeCap	1.25%	2.00%	2.00%	N/A	N/A	N/A
LargeCap Value	1.45%	2.20%	2.20%	1.20%	N/A	N/A
MidCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
MidCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A
SmallCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
SmallCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A

(1)               Effective January 1, 2006, pursuant to a side agreement, ING Investments has lowered the expense limits for Convertible, Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities through at least December 31, 2006. The expense limits for the Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q
Convertible	1.27%	2.02%	2.02%	N/A	1.27%
Disciplined LargeCap	1.36%	2.11%	2.11%	1.11%	N/A
MidCap Opportunities	1.25%	2.00%	2.00%	1.00%	1.25%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

If, after December 31, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. For Disciplined LargeCap and SmallCap Opportunities, the Funds will no longer have an expense limitation. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)               Effective January 1, 2005 through December 31, 2005, pursuant to a side agreement, ING Investments lowered the expense limits for Convertible, Disciplined Large Cap, MidCap Opportunities and SmallCap opportunities, as follows:

	Class A	Class B	Class C	Class I	Class Q
Convertible	1.33%	2.08%	2.08%	N/A	1.33%
Disciplined Large Cap	1.36%	2.11%	2.11%	1.11%	N/A
MidCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

The Investment Manager may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2006, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	May 31,
	2007	2008	2009	Total
Fundamental Research	$—	$—	$54,329	$54,329
Disciplined LargeCap	—	—	40,950	40,950
LargeCap Growth	396,069	—	—	396,069
MidCap Opportunities	240,276	—	—	240,276
Opportunistic LargeCap	—	—	54,209	54,209
SmallCap Opportunities	—	—	597,409	597,409
LargeCap Value	48,986	149,528	25,366	223,880
MidCap Value Choice	—	35,470	113,048	148,518
SmallCap Value Choice	—	31,995	105,501	137,496

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the year ended May 31, 2006:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Convertible	95	$1,282,632	4.57%
Real Estate	4	6,672,500	4.97%
LargeCap Growth	2	1,040,000	5.52%
MidCap Opportunities	6	836,667	3.89%
SmallCap Opportunities	4	3,790,000	4.78%
Financial Services	3	2,080,000	4.73%
MagnaCap	4	665,000	4.50%
MidCap Value	33	898,485	4.74%
SmallCap Value	61	1,160,279	4.58%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Convertible (Number of Shares)
Shares sold	586,508	746,464	69,383	242,746
Dividends reinvested	58,630	62,283	28,485	35,628
Shares redeemed	(1,160,906)	(1,288,902)	(955,637)	(1,421,080)
Net decrease in shares outstanding	(515,768)	(480,155)	(857,769)	(1,142,706)

Convertible ($)
Shares sold	$10,998,052	$13,563,145	$1,440,956	$4,839,782
Dividends reinvested	1,091,683	1,132,422	586,678	713,078
Shares redeemed	(21,755,507)	(23,291,225)	(19,707,169)	(28,289,877)
Net decrease	$(9,665,772)	$(8,595,658)	$(17,679,535)	$(22,737,017)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class Q
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Convertible (Number of Shares)
Shares sold	76,852	187,780	39,319	13,451
Dividends reinvested	28,585	32,760	3,607	4,064
Shares redeemed	(780,858)	(926,660)	(51,810)	(64,616)
Net decrease in shares outstanding	(675,421)	(706,120)	(8,884)	(47,101)

Convertible ($)
Shares sold	$1,467,082	$3,495,036	$727,989	$242,612
Dividends reinvested	547,295	610,790	65,087	71,630
Shares redeemed	(14,976,261)	(17,172,719)	(946,870)	(1,128,439)
Net decrease	$(12,961,884)	$(13,066,893)	$(153,794)	$(814,197)

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Real Estate (Number of Shares)
Shares sold	2,875,437	2,672,995	126,848	120,324	76,070	79,409
Dividends reinvested	529,472	240,016	23,838	16,271	13,589	17,279
Shares redeemed	(1,039,591)	(312,442)	(79,077)	(57,761)	(83,667)	(125,197)
Net increase (decrease) in shares outstanding	2,365,318	2,600,569	71,609	78,834	5,992	(28,509)

Real Estate ($)
Shares sold	$46,599,231	$37,474,130	$2,047,010	$1,684,252	$1,300,645	$1,123,254
Dividends reinvested	8,265,193	3,364,258	372,014	228,441	218,707	248,472
Shares redeemed	(16,705,118)	(4,373,486)	(1,283,419)	(814,232)	(1,400,270)	(1,817,293)
Net increase (decrease)	$38,159,306	$36,464,902	$1,135,605	$1,098,461	$119,082	$(445,567)

	Class I		Class O
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	September 15, 2004(1) to May 31, 2005
Real Estate (Number of Shares)
Shares sold	2,306,972	1,805,989	1,642,568	1,203,117
Dividends reinvested	767,164	813,054	114,187	23,737
Shares redeemed	(4,127,596)	(4,501,141)	(836,522)	(395,985)
Shares redeemed in-kind	—	(855,950)	—	—
Net increase (decrease) in shares outstanding	(1,053,460)	(2,738,048)	920,233	830,869

Real Estate ($)
Shares sold	$38,620,833	$26,036,921	$26,741,162	$17,120,666
Dividends reinvested	12,555,053	11,863,991	1,782,741	334,216
Shares redeemed	(68,813,973)	(65,604,769)	(13,440,715)	(5,586,094)
Shares redeemed in-kind	—	(12,899,167)	—	—
Net increase (decrease)	$(17,638,087)	$(40,603,024)	$15,083,188	$11,868,788

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Disciplined LargeCap (Number of Shares)
Shares sold	126,622	132,532	258,014	350,257
Dividends reinvested	1,407	—	—	—
Shares redeemed	(180,288)	(205,782)	(916,501)	(1,123,860)
Net decrease in shares outstanding	(52,259)	(73,250)	(658,487)	(773,603)

Disciplined LargeCap ($)
Shares sold	$1,291,168	1,257,808	$2,515,392	3,245,746
Dividends reinvested	14,496	—	—	—
Shares redeemed	(1,835,392)	(1,896,654)	(8,889,697)	(9,952,538)
Net decrease	$(529,728)	$(638,846)	$(6,374,305)	$(6,706,792)

	Class C		Class I*
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Disciplined LargeCap (Number of Shares)
Shares sold	41,656	39,185	—	—
Shares redeemed	(393,833)	(517,740)	(3)	(2,532,245)
Net decrease in shares outstanding	(352,177)	(478,555)	(3)	(2,532,245)

Disciplined LargeCap ($)
Shares sold	$404,988	409,223	$—	$—
Shares redeemed	(3,846,320)	(4,590,599)	(27)	(23,146,344)
Net decrease	$(3,441,332)	$(4,181,376)	$(27)	$(23,146,344)

	Class A	Class B	Class C
	December 28, 2005(1) to May 31, 2006	February 6, 2005(1) to May 31, 2006	April 17, 2005(1) to May 31, 2006
Fundamental Research (Number of Shares)
Shares sold	506,018	2,430	7,588
Shares redeemed	(462)	—	—
Net increase in shares outstanding	505,556	2,430	7,588

Fundamental Research ($)
Shares sold	$5,061,622	$24,839	$79,510
Shares redeemed	(4,855)	—	—
Net increase	$5,056,767	$24,839	$79,510

(1)          Commencement of operations.

*                 During the fiscal year ended May 31, 2006, there was a full redemption of Class I shares.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
LargeCap Growth (Number of Shares)
Shares sold	1,327,040	3,644,997	484,520	1,124,070	453,259	958,053
Dividends reinvested	—	146,396	—	111,849	—	49,054
Shares redeemed	(2,435,369)	(3,636,558)	(1,986,634)	(1,920,175)	(1,076,747)	(1,057,805)
Net increase (decrease) in shares outstanding	(1,108,329)	154,835	(1,502,114)	(684,256)	(623,488)	(50,698)

LargeCap Growth ($)
Shares sold	$25,113,421	$63,972,065	$8,879,172	$19,164,793	$8,273,495	$16,165,467
Dividends reinvested	—	2,601,451	—	1,933,935	—	845,684
Shares redeemed	(46,082,519)	(63,093,074)	(36,333,053)	(32,423,831)	(19,684,677)	(17,832,172)
Net increase (decrease)	$(20,969,098)	$3,480,442	$(27,453,881)	$(11,325,103)	$(11,411,182)	$(821,021)

	Class I		Class Q
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
LargeCap Growth (Number of Shares)
Shares sold	1,902,655	431,875	11,078	47,315
Dividends reinvested	—	66,417	—	7,030
Shares redeemed	(578,511)	(348,951)	(67,254)	(268,176)
Net increase (decrease) in shares outstanding	1,324,144	149,341	(56,176)	(213,831)

LargeCap Growth ($)
Shares sold	$37,746,164	$7,799,272	$209,160	$854,019
Dividends reinvested	—	1,216,755	—	128,161
Shares redeemed	(11,583,527)	(6,288,069)	(1,303,983)	(4,787,745)
Net increase (decrease)	$26,162,637	$2,727,958	$(1,094,823)	$(3,805,565)

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
MidCap Opportunities (Number of Shares)
Shares sold	1,481,144	1,653,655	236,873	330,659	107,712	142,087
Shares redeemed	(2,507,765)	(3,589,399)	(3,946,282)	(5,628,788)	(2,000,599)	(3,341,815)
Net decrease in shares outstanding	(1,026,621)	(1,935,744)	(3,709,409)	(5,298,129)	(1,892,887)	(3,199,728)

MidCap Opportunities ($)
Shares sold	$21,483,242	$20,443,482	$3,332,518	$3,927,636	$1,499,594	$1,663,378
Shares redeemed	(36,384,965)	(44,171,966)	(54,239,246)	(66,452,972)	(27,369,385)	(39,158,419)
Net decrease	$(14,901,723)	$(23,728,484)	$(50,906,728)	$(62,525,336)	$(25,869,791)	$(37,495,041)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class Q
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
MidCap Opportunities (Number of Shares)
Shares sold	57,290	100,583	1,762	4,452
Shares redeemed	(66,102)	(87,970)	(50,497)	(45,376)
Net increase (decrease) in shares outstanding	(8,812)	12,613	(48,735)	(40,924)

MidCap Opportunities ($)
Shares sold	$868,307	$1,283,850	$25,786	$54,226
Shares redeemed	(1,012,855)	(1,137,696)	(721,437)	(550,288)
Net increase (decrease)	$(144,548)	$146,154	$(695,651)	$(496,062)

	Class A	Class B	Class C
	December 28, 2005(1) to May 31, 2006	April 5, 2006(1) to May 31, 2006	April 27, 2006(1) to May 31, 2006
Opportunistic LargeCap (Number of Shares)
Shares sold	500,961	3,462	1,015
Net increase in shares outstanding	500,961	3,462	1,015

Opportunistic LargeCap ($)
Shares sold	$5,010,020	$36,494	$10,640
Net increase	$5,010,020	$36,494	$10,640

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
SmallCap Opportunities (Number of Shares)
Shares sold	839,289	1,150,994	61,586	73,681	67,942	38,128
Shares redeemed	(1,632,957)	(2,002,230)	(875,233)	(1,847,128)	(548,247)	(836,216)
Net decrease in shares outstanding	(793,668)	(851,236)	(813,647)	(1,773,447)	(480,305)	(798,088)

SmallCap Opportunities ($)
Shares sold	$23,105,401	$26,511,083	$1,593,581	$1,560,259	$1,699,261	$797,289
Shares redeemed	(44,909,311)	(46,131,710)	(21,758,557)	(39,147,390)	(13,653,058)	(17,817,574)
Net decrease	$(21,803,910)	$(19,620,627)	$(20,164,976)	$(37,587,131)	$(11,953,797)	$(17,020,285)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class Q
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
SmallCap Opportunities (Number of Shares)
Shares sold	106,241	163,102	114	—
Shares redeemed	(554,865)	(129,421)	(3,708)	(10,556)
Net increase (decrease) in shares outstanding	(448,624)	33,681	(3,594)	(10,556)

SmallCap Opportunities ($)
Shares sold	$2,906,925	$3,862,236	$2,838	$—
Shares redeemed	(15,427,027)	(3,055,561)	(104,463)	(240,386)
Net increase (decrease)	$(12,520,102)	$806,675	$(101,625)	$(240,386)

	Class A		Class B
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
Financial Services (Number of Shares)
Shares sold	1,961,853	514,108	181,408	228,680
Dividends reinvested	541,022	416,934	292,888	281,714
Shares redeemed	(1,461,651)	(1,480,948)	(2,573,322)	(1,467,544)
Net increase (decrease) in shares outstanding	1,041,224	(549,906)	(2,099,026)	(957,150)

Financial Services ($)
Shares sold	$46,128,839	$11,387,499	$4,148,782	$5,006,599
Dividends reinvested	12,344,913	9,134,542	6,601,698	6,101,924
Shares redeemed	(34,102,203)	(32,816,840)	(59,363,972)	(32,066,404)
Net increase (decrease)	$24,371,549	$(12,294,799)	$(48,613,492)	$(20,957,881)

	Class C		Class O
	Year Ended May 31, 2006	August 24, 2004(1) to May 31, 2005	Year Ended May 31, 2006	September 15, 2004(1) to May 31, 2005
Financial Services (Number of Shares)
Shares sold	59,345	597	405,456	216,201
Dividends reinvested	771	8	21,511	2,154
Shares redeemed	(2,510)	—	(174,554)	(53,241)
Net increase in shares outstanding	57,606	605	252,413	165,114

Financial Services ($)
Shares sold	$1,366,554	$13,100	$9,462,094	$4,817,642
Dividends reinvested	17,119	182	489,216	47,107
Shares redeemed	(58,484)	—	(4,052,637)	(1,177,369)
Net increase	$1,325,189	$13,282	$5,898,673	$3,687,380

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
LargeCap Value (Number of Shares)
Shares sold	1,499,753	1,928,832	181,524	680,221
Dividends reinvested	105,458	16,396	39,675	5,318
Shares redeemed	(868,471)	(277,874)	(305,974)	(125,461)
Net increase (decrease) in shares outstanding	736,740	1,667,354	(84,775)	560,078

LargeCap Value ($)
Shares sold	$15,356,145	$19,233,492	$1,875,799	$6,741,511
Dividends reinvested	1,025,750	169,247	384,809	54,681
Shares redeemed	(8,812,594)	(2,791,261)	(3,103,224)	(1,256,388)
Net increase (decrease)	$7,569,301	$16,611,478	$(842,616)	$5,539,804

	Class C		Class I
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	August 2, 2004(1) to May 31, 2005
LargeCap Value (Number of Shares)
Shares sold	331,556	824,172	263	269,470
Dividends reinvested	53,355	6,765	19,188	472
Shares redeemed	(372,445)	(108,362)	(388)	—
Net increase in shares outstanding	12,466	722,575	19,063	269,942

LargeCap Value ($)
Shares sold	$3,410,728	$8,149,480	$3,450	$2,620,312
Dividends reinvested	516,859	69,674	186,503	5,023
Shares redeemed	(3,781,589)	(1,073,378)	(3,778)	—
Net increase	$145,998	$7,145,776	$186,175	$2,625,335

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
MagnaCap (Number of Shares)
Shares sold	1,105,157	1,657,369	147,873	226,531	42,365	64,507
Shares issued in a merger	2,217,193	—	370,650	—	66,493	—
Dividends reinvested	248,548	320,325	4,892	7,431	933	1,938
Shares redeemed	(4,574,625)	(5,070,229)	(1,570,097)	(2,030,048)	(163,090)	(606,386)
Net decrease in shares outstanding	(1,003,727)	(3,092,535)	(1,046,682)	(1,796,086)	(53,299)	(539,941)

MagnaCap ($)
Shares sold	$12,967,828	$17,606,524	$1,676,585	$2,337,914	$488,219	$670,241
Shares issued in a merger	26,189,242	—	4,248,959	—	762,914	—
Dividends reinvested	2,853,761	3,397,764	54,664	74,454	10,482	19,427
Shares redeemed	(53,591,229)	(54,235,720)	(17,715,296)	(20,941,729)	(1,858,048)	(6,330,142)
Net decrease	$(11,580,398)	$(33,231,432)	$(11,735,088)	$(18,529,361)	$(596,433)	$(5,640,474)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class M
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
MagnaCap (Number of Shares)
Shares sold	73,155	287,655	2,197	2,866
Shares issued in a merger	24,033	—	—	—
Dividends reinvested	2,984	2,207	1,637	1,681
Shares redeemed	(103,450)	(62,608)	(87,539)	(146,040)
Net increase (decrease) in shares outstanding	(3,278)	227,254	(83,705)	(141,493)

MagnaCap ($)
Shares sold	$868,524	$3,019,036	$24,978	$30,143
Shares issued in a merger	282,038	—	—	—
Dividends reinvested	33,945	23,921	18,754	17,445
Shares redeemed	(1,222,554)	(678,262)	(996,318)	(1,544,972)
Net increase (decrease)	$(38,047)	$2,364,695	$(952,586)	$(1,497,384)

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
MidCap Value (Number of Shares)
Shares sold	255,023	5,114,273	73,607	1,232,983	114,576	2,022,716
Dividends reinvested	821,647	384,981	444,000	214,520	420,010	213,558
Shares redeemed	(3,187,072)	(4,131,796)	(1,369,866)	(982,927)	(1,771,928)	(1,116,536)
Net increase (decrease) in shares outstanding	(2,110,402)	1,367,458	(852,259)	464,576	(1,237,342)	1,119,738

MidCap Value ($)
Shares sold	$2,562,557	$58,408,030	$693,274	$13,972,822	$1,075,454	$22,877,087
Dividends reinvested	7,739,914	4,301,663	4,071,484	2,360,063	3,847,296	2,349,128
Shares redeemed	(32,744,727)	(45,656,579)	(13,647,439)	(10,661,218)	(17,986,630)	(12,117,251)
Net increase (decrease)	$(22,442,256)	$17,053,114	$(8,882,681)	$5,671,667	$(13,063,880)	$13,108,964

	Class I		Class Q
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
MidCap Value (Number of Shares)
Shares sold	23,705	5,146	—	—
Dividends reinvested	23,283	13,621	229	135
Shares redeemed	(89,960)	(21,922)	(608)	—
Net increase (decrease) in shares outstanding	(42,972)	(3,155)	(379)	135

MidCap Value ($)
Shares sold	$253,290	$57,418	$—	$—
Dividends reinvested	222,814	153,787	2,154	1,507
Shares redeemed	(976,700)	(248,525)	(7,106)	—
Net increase (decrease)	$(500,596)	$(37,320)	$(4,952)	$1,507

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B
	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005
MidCap Value Choice (Number of Shares)
Shares sold	2,860,002	366,818	420,438	119,954
Dividends reinvested	11,460	—	2,093	—
Shares redeemed	(258,442)	(5,897)	(44,180)	(8,699)
Net increase in shares outstanding	2,613,020	360,921	378,351	111,255

MidCap Value Choice ($)
Shares sold	$35,010,086	$3,683,883	$5,015,913	$1,205,214
Dividends reinvested	133,846	—	24,402	—
Shares redeemed	(3,158,512)	(58,380)	(524,954)	(85,553)
Net increase	$31,985,420	$3,625,503	$4,515,361	$1,119,661

	Class C		Class I
	Year Ended May 31, 2006	February 7, 2005(1) to May 31, 2005	September 16, 2005(1) to May 31, 2006
MidCap Value Choice (Number of Shares)
Shares sold	1,472,161	202,489	201,993
Dividends reinvested	8,037	—	2,923
Shares redeemed	(67,363)	(44)	(204,447)
Net increase in shares outstanding	1,412,835	202,445	469

MidCap Value Choice ($)
Shares sold	$17,506,653	$2,013,681	$2,282,526
Dividends reinvested	93,663	—	34,142
Shares redeemed	(820,376)	(437)	(2,722,017)
Net increase (decrease)	$16,779,940	$2,013,244	$(405,349)

	Class A		Class B		Class C
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
SmallCap Value (Number of Shares)
Shares sold	297,657	5,230,307	34,802	765,833	190,450	1,882,329
Dividends reinvested	1,128,334	324,889	433,514	98,206	545,442	137,839
Shares redeemed	(4,402,929)	(2,737,178)	(828,792)	(401,226)	(2,021,135)	(830,191)
Net increase (decrease) in shares outstanding	(2,976,938)	2,818,018	(360,476)	462,813	(1,285,243)	1,189,977

SmallCap Value ($)
Shares sold	$3,407,425	$69,819,490	$349,467	$10,174,122	$1,896,406	$24,899,975
Dividends reinvested	11,475,313	4,280,838	4,261,442	1,271,765	5,350,792	1,783,641
Shares redeemed	(52,203,312)	(35,961,144)	(9,443,727)	(5,088,317)	(22,925,321)	(10,607,956)
Net increase (decrease)	$(37,320,574)	$38,139,184	$(4,832,818)	$6,357,570	$(15,678,123)	$16,075,660

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class Q
	Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2006	Year Ended May 31, 2005
SmallCap Value (Number of Shares)
Shares sold	1,417	206	—	370
Dividends reinvested	9,704	2,052	1,508	303
Shares redeemed	(40,181)	(2,509)	(2,990)	—
Net increase (decrease) in shares outstanding	(29,060)	(251)	(1,482)	673

SmallCap Value ($)
Shares sold	$20,005	$2,810	$—	$5,000
Dividends reinvested	99,950	27,225	15,613	4,047
Shares redeemed	(413,389)	(32,358)	(31,124)	—
Net increase (decrease)	$(293,434)	$(2,323)	$(15,511)	$9,047

	Class A		Class B
	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005	Year Ended May 31, 2006	February 1, 2005(1) to May 31, 2005
SmallCap Value Choice (Number of Shares)
Shares sold	1,594,368	452,026	159,358	61,887
Dividends reinvested	8,438	—	651	—
Shares redeemed	(325,253)	(36,482)	(45,639)	—
Net increase in shares outstanding	1,277,553	415,544	114,370	61,887

SmallCap Value Choice ($)
Shares sold	$18,511,677	$4,431,614	$1,864,751	$599,786
Dividends reinvested	94,088	—	7,241	—
Shares redeemed	(3,730,931)	(340,176)	(535,586)	—
Net increase	$14,874,834	$4,091,438	$1,336,406	$599,786

	Class C		Class I
	Year Ended May 31, 2006	February 2, 2005(1) to May 31, 2005	June 9, 2005(1) to May 31, 2006
SmallCap Value Choice (Number of Shares)
Shares sold	445,462	161,297	276,205
Dividends reinvested	2,067	—	434
Shares redeemed	(58,238)	(2,662)	(9,940)
Net increase in shares outstanding	389,291	158,635	266,699

SmallCap Value Choice ($)
Shares sold	$5,127,341	$1,567,540	$3,314,429
Dividends reinvested	23,027	—	4,834
Shares redeemed	(678,850)	(26,683)	(126,330)
Net increase	$4,471,518	$1,540,857	$3,192,933

(1) Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2006, the Funds had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
Convertible	$32,011,760	$32,719,818
Disciplined LargeCap	2,253,733	2,311,612
LargeCap Growth	65,768,335	67,204,867
MidCap Opportunities	72,052,415	72,534,584
SmallCap Opportunities	44,116,463	44,709,179
MagnaCap	55,946,789	56,802,613
MidCap Value	25,980,451	26,958,800
MidCap Value Choice	12,782,185	13,171,185
SmallCap Value	20,802,544	22,214,492

NOTE 12 — REORGANIZATIONS

On December 3, 2005, MagnaCap as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING Value Opportunity Fund, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 10 – Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000’s)	Total Net Assets of Acquiring Portfolio (000’s)	Acquired Portfolio Unrealized Appreciation (000’s)	Conversion Ratio
MagnaCap	ING Value Opportunity Fund	$31,483	$347,924	$3,594	0.95

The net assets of MagnaCap after the acquisition were $379,406,835.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2006:

	Paid-in Capital	Undistributed Net Investment Income on Investments	Accumulated Net Realized Gains/ (Losses)
Convertible	$—	$(4,200)	$4,200
Real Estate(1)	1,580,493	2,419,603	(4,000,096)
Disciplined LargeCap	(68,914)	68,914	—
Fundamental Research	(4,157)	4,157	—
LargeCap Growth	(4,844,124)	3,633,658	1,210,466
MidCap Opportunities	(4,908,287)	4,908,287	—
Opportunistic LargeCap	(6,078)	6,078	—
SmallCap Opportunities	(2,652,118)	2,652,118	—
LargeCap Value	(5,723)	5,723	—
MagnaCap	139,829	—	(139,829)
MidCap Value	—	1,347,358	(1,347,358)
MidCap Value Choice	(41,873)	41,873	—
SmallCap Value	—	564,600	(564,600)
SmallCap Value Choice	(13,349)	64,617	(51,268)

(1) As of the Fund’s tax year ended December 31, 2005.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2006			Year Ended May 31, 2005
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Convertible	$3,576,824	$—	$—	$3,918,082	$—	$—
Real Estate(1)	10,931,855	15,299,144	—	14,384,321	8,486,213	—
Disciplined LargeCap	20,068	—	—	—	—	—
LargeCap Growth	—	—	—	5,873,150	—	2,601,959
Financial Services	6,839,942	19,325,251	—	2,448,606	18,500,182	—
LargeCap Value	2,304,244	651,605	—	431,375	—	—
MagnaCap	3,390,213	—	—	4,063,152	—	—
MidCap Value	10,441,461	9,193,612	—	6,754,843	5,232,768	—
MidCap Value Choice	404,937	—	—	—	—	—
SmallCap Value	18,265,818	7,860,029	152,153	4,253,596	5,445,567	—
SmallCap Value Choice	174,066	—	—	—	—	—

(1) Composition of dividends and distributions presented herein is based on the Fund’s tax year-end of December 31, 2005.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Convertible	$329,044	$ —	$9,512,027	$—	$—	$(48,998,458)	2010
						(15,497,043)	2011
						$(64,495,501)

Real Estate(1)	—	1,660,007	1,684,827	—	—	—	—
Disciplined LargeCap	—	—	1,885,302	—	—	$(327,924)	2009
						(10,480,954)	2010
						(24,371,998)	2011
						(6,531,057)	2012
						$(41,711,933)
Fundamental Research	90,044	—	(9,853)	—	—	—	—
LargeCap Growth	—	—	29,744,140	—	(6,086)	$(97,467,160)	2009
						(137,806,249)	2010
						(117,098,211)	2011
						(1,005,295)	2013
						$(353,376,915)*
MidCap Opportunities	—	1,813,813	37,063,870	—	—	$(50,084,771)	2008
						(47,542,617)	2009
						(21,217,297)	2010
						(9,824,346)	2011
						$(128,669,031)*
Opportunistic LargeCap	34,624	—	150,695	(171,004)	—	—	—
SmallCap Opportunities	—	—	23,430,402	—	—	$(87,864,767)	2010
						(167,319,500)	2011
						$(255,184,267)*
Financial Services	2,081,368	12,652,657	63,383,117	—	—	—	—
LargeCap Value	880,560	1,121,468	(55,453)	—	—	—	—
MagnaCap	984,302	—	37,017,109	—	—	$(24,685,569)	2010
						(12,050,567)	2012
						$(36,736,136)*
MidCap Value	1,407,884	5,734,320	(20,933,228)	—	—	—	—
MidCap Value Choice	1,515,462	91,368	6,859,457	—	—	—	—
SmallCap Value	—	—	(13,635,978)	(1,245,709)	—	—	—
SmallCap Value Choice	1,149,049	87,770	2,150,861	—	—	—	—

(1)              As of the Fund’s tax year ended December 31, 2005.

*                      Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds may invest up to 15% of its net assets in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

NOTE 15 — SUBSEQUENT EVENT

On May 25, 2006, the Board approved a proposal to reorganize the Convertible Fund into the ING Balanced Fund. The proposed reorganization is subject to approval by shareholders of the Convertible Fund. If shareholder approval is obtained, it is expected that the reorganization would take place during the third quarter of 2006.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                       Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                       ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                       In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2006 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters and the AWC, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                       ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                       ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                       The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                       ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                       ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments have been named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning ING’s administration of the New Hampshire state employees deferred compensation plan. ING is cooperating with this regulator to resolve the matter. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

portfolio of investments
ING CONVERTIBLE FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 7.9%
		Food: 0.8%
30,000	@	Dean Foods Co.	$1,071,000
			1,071,000
		Healthcare-Services: 0.6%
12,000	@	WellPoint, Inc.	858,960
			858,960
		Investment Companies: 3.3%
35,000	L	SPDR Trust Series 1	4,462,849
			4,462,849
		Miscellaneous Manufacturing: 2.6%
36,000		General Electric Co.	1,233,360
87,784	@@,L	Tyco International Ltd.	2,379,824
			3,613,184
		Retail: 0.6%
18,000		Wal-Mart Stores, Inc.	872,100
			872,100
		Total Common Stock (Cost $7,888,612)	10,878,093

CONVERTIBLE PREFERRED STOCK: 30.4%
		Advertising: 0.5%
20,000		Interpublic Group of Cos., Inc.	718,800
			718,800
		Auto Manufacturers: 1.5%
85,000	C	General Motors Corp.	2,040,850
			2,040,850
		Chemicals: 0.9%
29,700		Huntsman Corp.	1,232,550
			1,232,550
		Diversified Financial Services: 2.2%
95,000		Citigroup Funding, Inc.	3,045,700
			3,045,700
		Electric: 3.2%
7,000		NRG Energy, Inc. - 5.750% Series	1,772,750
1,920	C	NRG Energy, Inc. - 4.000% Series	2,609,952
			4,382,702
		Food: 0.9%
50,000		Albertson’s, Inc.	1,250,000
			1,250,000
		Gas: 1.3%
9,500	C	SEMCO Energy, Inc.	1,767,000
			1,767,000
		Insurance: 7.9%
35,000		Hartford Financial Services Group, Inc.	2,731,050
47,500	@@	IPC Holdings Ltd.	1,175,625
58,500		Reinsurance Group of America	3,553,875
118,000	C	Travelers Property Casualty Corp.	2,940,560
19,000	@@,L	XL Capital Ltd.	463,220
			10,864,330
		Media: 0.8%
25,000	C	Comcast Corp.	$1,062,500
			1,062,500
		Mining: 1.7%
1,900		Freeport-McMoRan Copper & Gold, Inc.	2,387,113
			2,387,113
		Oil & Gas: 3.5%
35,000	#	Chesapeake Energy Corp.	4,733,750
			4,733,750
		Packaging & Containers: 0.3%
13,400	C	Owens-Illinois, Inc.	464,578
			464,578
		Real Estate Investment Trust: 1.5%
83,000		FelCor Lodging Trust, Inc.	2,024,370
			2,024,370
		Savings & Loans: 1.3%
39,200		Sovereign Capital Trust	1,808,100
			1,808,100
		Sovereign: 1.4%
20	C	Fannie Mae	1,896,358
			1,896,358
		Telecommunications: 1.5%
2,000	C	Lucent Technologies Capital Trust I	2,021,750
			2,021,750
		Total Convertible Preferred Stock (Cost $38,520,586)	41,700,451

Principal Amount			Value

CONVERTIBLE CORPORATE BONDS: 59.5%
		Advertising: 1.7%
$2,000,000		Lamar Advertising Co., 2.875%, due 12/31/10	2,375,000
			2,375,000
		Aerospace/Defense: 4.1%
1,900,000	L,C	EDO Corp., 4.000%, due 11/15/25	1,926,125
2,850,000	L,C	L-3 Communications Corp., 3.000%, due 08/01/35	2,778,750
960,000	C	Spacehab, Inc., 5.500%, due 10/15/10	885,600
			5,590,475
		Auto Parts & Equipment: 1.4%
4,000,000	L,C	Lear Corp., 4.740%, ue 02/20/22	1,930,000
			1,930,000
		Biotechnology: 4.0%
1,900,000	#	Amgen, Inc., 0.125%, due 02/01/11	1,831,125

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
		Biotechnology (continued)
$950,000	#	Amgen, Inc., 0.375%, due 02/01/13	$912,000
2,793,000	L,C	Millennium Pharmaceuticals, Inc., 5.500%, due 01/15/07	2,775,544
			5,518,669
		Chemicals: 0.6%
960,000		Hercules Trust II, 6.500%, due 06/30/29	782,400
			782,400
		Commercial Services: 1.0%
1,190,000	L,C	Euronet Worldwide, Inc., 3.500%, due 10/15/25	1,337,263
			1,337,263
		Diversified Financial Services: 0.7%
980,000	@@,#,L	AngloGold Holdings PLC, 2.375%, due 02/27/09	999,600
			999,600
		Electric: 1.6%
2,000,000	C	Centerpoint Energy, Inc., 3.750%, due 05/15/23	2,240,000
			2,240,000
		Electronics: 1.0%
1,500,000	@@,L	Flextronics International Ltd., 1.000%, due 08/01/10	1,419,375
			1,419,375
		Entertainment: 2.9%
2,500,000	L,C	International Game Technology, 0.870%, due 01/29/33	1,984,375
1,500,000	L,C	Shuffle Master, Inc., 1.250%, due 04/15/24	2,053,125
			4,037,500
		Healthcare-Products: 3.0%
2,900,000	C	Advanced Medical Optics, Inc., 2.500%, due 07/15/24	3,095,750
1,000,000	C	St Jude Medical, Inc., 2.800%, due 12/15/35	988,750
			4,084,500
		Internet: 1.4%
2,000,000	C	Amazon.com, Inc., 4.750%, due 02/01/09	1,920,000
			1,920,000
		Leisure Time: 1.8%
2,000,000	@@,+,L,C	Carnival Corp., 1.132%, due 04/29/33	1,302,500
2,000,000	@@,L,C	Royal Caribbean Cruises Ltd., 3.430%, due 05/18/21	1,207,500
			2,510,000
		Lodging: 1.1%
$1,000,000		Starwood Hotels & Resorts Worldwide, Inc., 3.50%, due 05/16/23	$1,521,250
			1,521,250
		Media: 5.8%
2,460,000	L	Citadel Broadcasting Corp., 1.875%, due 02/15/11	2,060,250
4,000,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	3,955,000
2,000,000	C	Liberty Media Corp., 3.500%, due 01/15/31	1,952,500
			7,967,750
		Mining: 3.1%
1,985,000	@@,C	Inco Ltd., 1.000%, due 03/14/23	4,178,425
			4,178,425
		Oil & Gas: 1.7%
1,998,000	C	Devon Energy Corp., 4.900%, due 08/15/08	2,387,610
			2,387,610
		Oil & Gas Services: 3.4%
2,000,000	C	Cooper Cameron Corp., 1.500%, due 05/15/24	2,920,000
1,000,000	@@,L,C	Schlumberger Ltd., 2.125%, due 06/01/23	1,670,000
			4,590,000
		Packaging & Containers: 1.4%
2,000,000	#,C	Sealed Air Corp., 3.000%, due 06/30/33	1,902,500
			1,902,500
		Pharmaceuticals: 3.5%
1,920,000	L,C	Dov Pharmaceutical, Inc., 2.500%, due 01/15/25	1,173,600
1,920,000	C	Isolagen, Inc., 3.500%, due 11/01/24	1,046,400
3,000,000	C	NPS Pharmaceuticals, Inc., 3.000%, due 06/15/08	2,576,250
			4,796,250
		Real Estate Investment Trust: 1.5%
1,900,000	L,C	Vornado Realty LP, 3.875%, due 04/15/25	2,071,000
			2,071,000
		Retail: 2.6%
3,000,000	L,C	Costco Wholesale Corp., (0.000)%, due 08/19/17	3,622,500
			3,622,500
		Semiconductors: 3.8%
2,000,000	C	Cypress Semiconductor Corp., 1.250%, due 06/15/08	2,330,000
950,000	#	Intel Corp., 2.950%, due 12/15/35	786,125
3,000,000	C	Pixelworks, Inc., 1.750%, due 05/15/24	2,126,250
			5,242,375

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount				Value
		Telecommunications: 3.0%
$2,000,000	L,C	Ciena Corp., 3.750%, due 02/01/08		$1,920,000
1,980,000	L,C	RF Micro Devices, Inc., 1.500%, due 07/01/10		2,187,900
				4,107,900
		Transportation: 3.4%
3,000,000	@@,C	OMI Corp., 2.875%, due 12/01/24		2,681,250
1,500,000	L,C	Yellow Corp., 5.000%, due 08/08/23		1,929,375
				4,610,625
		Total Convertible Corporate Bonds (Cost $78,394,013)		81,742,967
		Total Long-Term Investments (Cost $124,803,211)		$134,321,511

SHORT-TERM INVESTMENTS: 24.5%
		Repurchase Agreement: 0.7%
953,000		Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $953,133 to be received upon repurchase (Collateralized by $970,000 Federal National Mortgage Association, 4.625%, market value plus accrued interest $972,160, due 02/21/08).		953,000
		Total Repurchase Agreement (Cost $953,000)		953,000
		Securities Lending CollateralCC: 23.8%
32,719,818		The Bank of New York Institutional Cash Reserve Fund		32,719,818
		Total Securities Lending Collateral (Cost $32,719,818)		32,719,818
		Total Short-Term Investments (Cost $33,672,818)		33,672,818
		Total Investments in Securities (Cost $158,476,029)*	122.3%	$167,994,329

		Other Assets and Liabilities-Net	(22.3)	(30,588,827)
		Net Assets	100.0%	$137,405,502

@	Non-income producing security
@@	Foreign Issuer
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $158,482,302.
Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$15,811,084
	Gross Unrealized Depreciation	(6,299,057)
	Net Unrealized Appreciation	$9,512,027

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND	AS OF MAY 31, 2006

Shares			Value
REAL ESTATE INVESTMENT TRUSTS: 96.7%
	Apartments: 21.4%
56,400	American Campus Communities, Inc.		$1,345,704
273,100	Archstone-Smith Trust		13,204,385
107,900	AvalonBay Communities, Inc.		11,469,770
108,600	BRE Properties		5,662,404
119,000	Camden Property Trust		8,496,600
288,000	Equity Residential		12,700,800
93,800	GMH Communities Trust		1,069,320
99,500	Post Properties, Inc.		4,258,600
104,600	United Dominion Realty Trust, Inc.		2,825,246
			61,032,829
	Diversified: 8.3%
94,600	Liberty Property Trust		4,028,068
149,100	Reckson Associates Realty Corp.		5,731,404
123,700	Vornado Realty Trust		11,119,393
77,500	Washington Real Estate Investment Trust		2,708,624
			23,587,489
	Healthcare: 2.5%
223,700	Omega Healthcare Investors, Inc.		2,758,221
133,800	Ventas, Inc.		4,340,472
			7,098,693
	Hotels: 6.5%
132,500	FelCor Lodging Trust, Inc.		2,757,325
284,138	Host Marriott Corp.		5,702,650
70,500	LaSalle Hotel Properties		2,927,865
200,700	Strategic Hotel Capital, Inc.		4,118,364
102,100	Sunstone Hotel Investors, Inc.		2,828,170
			18,334,374
	Office Property: 21.3%
100,400	BioMed Realty Trust, Inc.		2,878,468
148,400	Boston Properties, Inc.		12,562,060
106,150	Corporate Office Properties Trust SBI MD		4,192,925
333,400	Equity Office Properties Trust		11,218,910
135,500	Highwoods Properties, Inc.		4,200,500
38,100	Kilroy Realty Corp.		2,527,173
168,900	Maguire Properties, Inc.		5,347,374
95,000	SL Green Realty Corp.		9,424,950
352,900	Trizec Properties, Inc.		8,324,911
			60,677,271
	Regional Malls: 13.9%
159,300	General Growth Properties, Inc.		6,970,968
121,700	Macerich Co.		8,386,347
49,200	Mills Corp.		1,518,804
234,100	Simon Property Group LP		18,641,383
106,600	Taubman Centers, Inc.		4,146,740
			39,664,242
	Shopping Centers: 11.7%
131,250	Acadia Realty Trust		2,807,438
110,200	Developers Diversified Realty Corp.		5,636,730
105,200	Federal Realty Investment Trust		7,193,576
76,100	Heritage Property Investment Trust		2,665,022
119,900	New Plan Excel Realty Trust		2,830,839
76,800	Pan Pacific Retail Properties, Inc.		5,089,536
112,300	Regency Centers Corp.		6,918,803
			33,141,944
	Storage: 3.7%
88,100	Extra Space Storage, Inc.		$1,338,239
94,000	Public Storage, Inc.		6,737,920
44,100	Shurgard Storage Centers, Inc.		2,560,005
			10,636,164
	Warehouse: 7.4%
143,200	AMB Property Corp.		7,078,376
284,600	Prologis		14,073,470
			21,151,846
	Total Real Estate Investment Trusts (Cost $196,957,874)		275,324,852
COMMON STOCK: 2.0%
	Lodging: 2.0%
92,000	Starwood Hotels & Resorts		5,621,200
	Total Common Stock (Cost $2,486,103)		5,621,200
	Total Investments in Securities (Cost $ 199,443,977)*	98.7%	$280,946,052
	Other Assets and Liabilities-Net	1.3	3,694,748
	Net Assets	100.0%	$284,640,800

*              Cost for federal income tax purposes is $198,651,780.

                Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$83,285,138
Gross Unrealized Depreciation	(990,866)
Net Unrealized Appreciation	$82,294,272

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 99.7%
		Aerospace/Defense: 3.1%
5,700		Boeing Co.	$474,525
3,790		Lockheed Martin Corp.	274,737
5,431		Raytheon Co.	249,011
3,290		United Technologies Corp.	205,691
			1,203,964
		Agriculture: 2.0%
6,510		Altria Group, Inc.	470,999
6,840		Archer-Daniels-Midland Co.	284,339
			755,338
		Airlines: 0.5%
11,500		Southwest Airlines Co.	185,150
			185,150
		Apparel: 0.6%
5,900	@	Coach, Inc.	171,572
1,700		Liz Claiborne, Inc.	65,739
			237,311
		Auto Manufacturers: 0.1%
1,000	@	Navistar International Corp.	26,580
			26,580
		Banks: 4.8%
14,580		Bank of America Corp.	705,672
6,000		BB&T Corp.	249,420
6,500		National City Corp.	239,720
6,000		US Bancorp.	185,220
4,990		Wachovia Corp.	266,965
2,700		Wells Fargo & Co.	179,199
			1,826,196
		Beverages: 3.3%
13,030		Coca-Cola Co.	573,711
2,100		Pepsi Bottling Group, Inc.	65,814
10,090		PepsiCo, Inc.	610,041
			1,249,566
		Biotechnology: 0.7%
3,740	@	Amgen, Inc.	252,787
			252,787
		Chemicals: 1.6%
3,090		Dow Chemical Co.	123,198
2,900		EI DuPont de Nemours & Co.	123,337
2,600		PPG Industries, Inc.	167,284
2,400		Rohm & Haas Co.	120,984
1,700		Sherwin-Williams Co.	82,229
			617,032
		Commercial Services: 1.1%
2,200	@,L	Apollo Group, Inc.	115,082
2,010		Equifax, Inc.	72,521
4,340		McKesson Corp.	214,830
			402,433
		Computers: 4.3%
2,650	@	Apple Computer, Inc.	$158,391
7,590	@,L	Dell, Inc.	192,634
18,207		Hewlett-Packard Co.	589,543
8,890		International Business Machines Corp.	710,311
12,700	@,X	Seagate Technology, Inc.	—
			1,650,879
		Cosmetics/Personal Care: 3.2%
5,200		Colgate-Palmolive Co.	313,768
16,890		Procter & Gamble Co.	916,283
			1,230,051
		Diversified Financial Services: 10.3%
3,840		American Express Co.	208,742
3,200		Capital One Financial Corp.	264,864
13,600		Charles Schwab Corp.	226,576
15,700		Citigroup, Inc.	774,010
3,000		Fannie Mae	149,250
2,200		Franklin Resources, Inc.	197,890
3,110		Goldman Sachs Group, Inc.	469,455
10,980		JPMorgan Chase & Co.	468,187
4,920		Lehman Brothers Holdings, Inc.	327,721
2,790		Merrill Lynch & Co., Inc.	202,024
7,650		Morgan Stanley	456,093
1,600		The Bear Stearns Cos., Inc.	214,000
			3,958,812
		Electric: 2.7%
4,950		Duke Energy Corp.	139,689
5,600		FirstEnergy Corp.	293,552
7,600		PPL Corp.	226,252
6,400		TXU Corp.	366,720
			1,026,213
		Electronics: 0.9%
6,100	@	Agilent Technologies, Inc.	212,829
2,800		Applera Corp. - Applied Biosystems Group	82,880
14,100	@,L	Solectron Corp.	50,196
			345,905
		Food: 0.6%
4,754		General Mills, Inc.	246,685
			246,685
		Forest Products & Paper: 0.3%
1,800		Louisiana-Pacific Corp.	43,668
1,800		Temple-Inland, Inc.	77,418
			121,086
		Healthcare-Products: 1.5%
9,340		Johnson & Johnson	562,455
			562,455
		Healthcare-Services: 3.6%
6,880		Aetna, Inc.	264,605
2,660	@	Coventry Health Care, Inc.	138,985
2,510	@	Humana, Inc.	127,081
10,380		UnitedHealth Group, Inc.	456,305
5,540	@	WellPoint, Inc.	396,553
			1,383,529

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF MAY 31, 2006 (continued)

Shares			Value
		Home Furnishings: 0.2%
1,100		Harman International Industries, Inc.	$93,203
			93,203
		Insurance: 7.1%
5,900		Allstate Corp.	324,559
8,000		American International Group, Inc.	486,400
5,020		Chubb Corp.	253,661
5,900		Genworth Financial, Inc.	197,591
3,100		Hartford Financial Services Group, Inc.	272,614
3,860		Lincoln National Corp.	216,855
6,600	L	Metlife, Inc.	339,702
1,300		MGIC Investment Corp.	85,631
3,900		Principal Financial Group	213,135
4,481		Prudential Financial, Inc.	341,228
			2,731,376
		Internet: 1.0%
4,800	@,L	Amazon.com, Inc.	166,128
600	@,L	Google, Inc.	223,092
			389,220
		Iron/Steel: 0.6%
2,060		Nucor Corp.	216,856
			216,856
		Machinery-Construction & Mining: 0.4%
2,200		Caterpillar, Inc.	160,490
			160,490
		Machinery-Diversified: 0.2%
700	L	Cummins, Inc.	77,147
			77,147
		Media: 1.7%
4,340		McGraw-Hill Cos, Inc.	223,944
7,380		News Corp., Inc.	140,737
2,520	@	Viacom, Inc.	95,130
6,300		Walt Disney Co.	192,150
			651,961
		Mining: 0.0%
200		Alcoa, Inc.	6,344
			6,344
		Miscellaneous Manufacturing: 4.3%
2,410		3M Co.	201,621
1,500	@	Cooper Industries Ltd.	133,590
3,400		Danaher Corp.	217,974
32,160		General Electric Co.	1,101,802
			1,654,987
		Oil & Gas: 10.2%
11,748		ChevronTexaco Corp.	702,413
9,436		ConocoPhillips	597,204
24,820		ExxonMobil Corp.	1,511,786
3,600		Marathon Oil Corp.	270,180
3,600		Occidental Petroleum Corp.	356,724
2,110		Sunoco, Inc.	144,725
5,420		Valero Energy Corp.	332,517
			3,915,549
		Oil & Gas Services: 1.4%
4,400		Halliburton Co.	$328,196
3,400		Schlumberger Ltd.	222,938
			551,134
		Pharmaceuticals: 5.0%
4,740		Abbott Laboratories	202,398
3,200	L	AmerisourceBergen Corp.	139,488
2,310	@	Express Scripts, Inc.	169,277
2,560	@	Hospira, Inc.	114,714
3,840	@	King Pharmaceuticals, Inc.	68,275
14,850		Merck & Co., Inc.	494,357
23,110		Pfizer, Inc.	546,783
4,400		Wyeth	201,256
			1,936,548
		Retail: 9.4%
4,790		Best Buy Co., Inc.	253,870
2,550	L	Circuit City Stores, Inc.	76,628
4,900		Costco Wholesale Corp.	259,357
2,100		Darden Restaurants, Inc.	74,361
6,750		Home Depot, Inc.	257,310
3,440	L	JC Penney Co., Inc.	209,014
5,400		Limited Brands	146,664
2,510		Lowe’s Cos., Inc.	156,323
10,790		McDonald’s Corp.	357,904
3,300		Nordstrom, Inc.	121,539
4,700	@	Office Depot, Inc.	195,379
1,400	@,L	Sears Holding Corp.	212,618
9,140		Staples, Inc.	214,699
7,760	@,L	Starbucks Corp.	276,644
2,890		Target Corp.	141,379
7,100		TJX Cos., Inc.	168,341
7,830		Wal-Mart Stores, Inc.	379,364
1,900		Wendy’s International, Inc.	114,532
			3,615,926
		Semiconductors: 3.3%
6,600	@	Advanced Micro Devices, Inc.	203,874
5,700	@,L	Altera Corp.	111,492
6,400	@	Freescale Semiconductor, Inc.	199,744
18,420		Intel Corp.	331,928
6,100	@	LSI Logic Corp.	59,353
10,600		Micron Technology, Inc.	175,536
5,600		National Semiconductor Corp.	143,808
2,500	@	QLogic Corp.	44,700
			1,270,435
		Software: 2.3%
3,590	@	BMC Software, Inc.	72,339
5,550	@	Compuware Corp.	40,848
27,360		Microsoft Corp.	619,704
11,600	@	Oracle Corp.	164,952
			897,843
		Telecommunications: 6.0%
15,130	L	AT&T, Inc.	394,288
16,800		BellSouth Corp.	567,336
34,930	@	Cisco Systems, Inc.	687,422
19,200		Motorola, Inc.	404,928
5,340		QUALCOMM, Inc.	241,421
			2,295,395

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF MAY 31, 2006 (CONTINUED)

Shares		Value
	Transportation: 1.4%
4,877	Norfolk Southern Corp.	$257,311
3,440	United Parcel Service, Inc.	277,087
		534,398
	Total Common Stock (Cost $35,921,504)	38,280,784

Principal Amount				Value

SHORT-TERM INVESTMENTS: 6.8%
		Repurchase Agreement: 0.8%
$308,000	S	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $308,403 to be received upon repurchase (Collateralized by $325,000 Federal National Mortgage Association, 4.50%, Market Value plus accrued interest $324,126, due 05/15/08).		308,000
		Total Repurchase Agreement (Cost $308,000)		308,000
		Securities Lending CollateralCC: 6.0%
2,311,612		The Bank of New York Institutional Cash Reserve Fund		2,311,612
		Total Securities Lending Collateral (Cost $2,311,612)		2,311,612
		Total Short-Term Investments (Cost $2,619,612)		2,619,612
		Total Investments in Securities (Cost $38,541,116)*	106.5%	$40,900,396
		Other Assets and Liabilities-Net	(6.5)	(2,498,506)
		Net Assets	100.0%	$38,401,890

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $39,015,094.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$2,893,771
	Gross Unrealized Depreciation	(1,008,469)
	Net Unrealized Appreciation	$1,885,302

Information concerning open futures contracts at May 31, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Loss
S&P 500 E-mini Future	2	$127,300	06/16/2006	$(5,785)
		$127,300		$(5,785)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 94.3%
		Advertising: 1.1%
600		Omnicom Group	$57,066
			57,066
		Aerospace/Defense: 1.9%
1,600		United Technologies Corp.	100,032
			100,032
		Agriculture: 2.4%
1,700		Altria Group, Inc.	122,995
			122,995
		Apparel: 0.9%
600		Nike, Inc.	48,186
			48,186
		Banks: 4.8%
2,500		Bank of America Corp.	121,000
2,000		Wells Fargo & Co.	132,740
			253,740
		Biotechnology: 1.0%
800	@	Amgen, Inc.	54,072
			54,072
		Chemicals: 1.9%
800		Air Products & Chemicals, Inc.	51,880
2,500		Celanese Corp.	49,275
			101,155
		Computers: 3.7%
7,700	@	EMC Corp.	98,560
4,100	@	Seagate Technology, Inc.	95,735
			194,295
		Cosmetics/Personal Care: 2.4%
900		Colgate-Palmolive Co.	54,306
1,300		Procter & Gamble Co.	70,525
			124,831
		Distribution/Wholesale: 0.9%
734	@	Wesco International, Inc.	48,253
			48,253
		Diversified Financial Services: 7.9%
600		Capital One Financial Corp.	49,662
2,500		Citigroup, Inc.	123,250
1,900		Countrywide Financial Corp.	72,732
600		Franklin Resources, Inc.	53,970
900		Merrill Lynch & Co., Inc.	65,169
800		Morgan Stanley	47,696
			412,479
		Electric: 2.2%
800		Exelon Corp.	45,288
1,685	@	Mirant Corp.	41,923
400		Public Service Enterprise Group, Inc.	25,492
			112,703
		Electronics: 5.6%
8,800	@,@@	Flextronics International Ltd.	99,088
700		Jabil Circuit, Inc.	24,374
5,700		Symbol Technologies, Inc.	67,659
1,800	@	Thomas & Betts Corp.	$103,500
			294,621
		Energy-Alternate Sources: 0.4%
1,600	@	KFX, Inc.	22,560
			22,560
		Engineering & Construction: 2.0%
8,100	@@	ABB Ltd. ADR	102,222
			102,222
		Food: 1.1%
1,000		Hershey Foods Corp.	56,910
			56,910
		Healthcare-Products: 2.1%
1,800		Johnson & Johnson	108,396
			108,396
		Healthcare-Services: 2.2%
1,200	@	Health Net, Inc.	51,624
1,600	@	Triad Hospitals, Inc.	64,448
			116,072
		Insurance: 1.7%
700	@@	ACE Ltd	36,239
1,500		Genworth Financial, Inc.	50,235
			86,474
		Internet: 1.4%
2,400	@	Yahoo!, Inc.	75,816
			75,816
		Investment Companies: 5.0%
7,800	@	KKR Private Equity Investors LP	187,746
598		SPDR Trust Series 1	76,251
			263,997
		Iron/Steel: 1.0%
800		Allegheny Technologies, Inc.	50,904
			50,904
		Lodging: 3.2%
1,500		Harrah’s Entertainment, Inc.	114,060
2,000		Hilton Hotels Corp.	54,920
			168,980
		Media: 1.9%
3,500		Time Warner, Inc.	60,235
1,000	@	Viacom, Inc.	37,750
			97,985
		Miscellaneous Manufacturing: 5.2%
600		Cooper Industries Ltd.	53,436
3,600		General Electric Co.	123,336
2,000		Roper Industries, Inc.	93,680
			270,452
		Oil & Gas: 6.5%
500		ENSCO International, Inc.	24,995
2,100		ExxonMobil Corp.	127,911
900	@	Newfield Exploration Co.	38,457
600	@	Plains Exploration & Production Co.	21,420

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND	AS OF MAY 31, 2006 (CONTINUED)

Shares				Value
		Oil & Gas (continued)
1,500	@@	Royal Dutch Shell PLC ADR		$99,465
800	@	Southwestern Energy Co.		25,840
				338,088
		Oil & Gas Services: 1.8%
900		Schlumberger Ltd.		59,013
700	@	Weatherford International Ltd.		36,428
				95,441
		Pharmaceuticals: 5.8%
1,200		Abbott Laboratories		51,240
2,000	@	Medco Health Solutions, Inc.		107,800
3,100		Pfizer, Inc.		73,346
2,000	@@	Teva Pharmaceutical Industries Ltd. ADR		72,820
				305,206
		Retail: 3.9%
400		Abercrombie & Fitch Co.		23,140
2,600		CVS Corp.		72,540
700		Home Depot, Inc.		26,684
1,900	@	Urban Outfitters, Inc.		35,283
1,000		Wal-Mart Stores, Inc.		48,450
				206,097
		Semiconductors: 4.9%
4,000		Intel Corp.		72,080
900	@,@@	Marvell Technology Group Ltd.		42,903
1,200		Maxim Integrated Products		36,876
10,800	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR		102,276
				254,135
		Software: 0.8%
1,900		Microsoft Corp.		43,035
				43,035
		Telecommunications: 6.7%
4,500	@	Arris Group, Inc.		54,090
6,700		AT&T, Inc.		174,602
3,600	@	Cisco Systems, Inc.		70,848
1,600		Verizon Communications, Inc.		49,936
				349,476
		Total Common Stock (Cost $4,937,970)		4,936,674

Principal Amount				Value
SHORT-TERM INVESTMENTS: 3.3%
		Repurchase Agreement: 3.3%
$175,000		Morgan Stanley Repurchase
		Agreement dated 05/31/06, 5.019%,
		due 06/01/06, $175,024 to be
		received upon repurchase
		(Collateralized by $195,000
		Federal Home Loan Bank, 5.760%,
		Market Value plus accrued interest
		$188,405, due 07/03/25		$175,000

		Total Short-Term Investments (Cost $175,000)		175,000
		Total Investments in Securities (Cost $5,112,970)*	97.6%	$5,111,674
		Other Assets and Liabilities-Net	2.4	125,476
		Net Assets	100.0%	$5,237,150

@            Non-income producing security

@@        Foreign Issuer

ADR       American Depositary Receipt

*              Cost for federal income tax purposes is $5,121,527.
                Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$184,922
Gross Unrealized Depreciation	(194,775)
Net Unrealized Depreciation	$(9,853)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 99.5%
		Aerospace/Defense: 6.9%
140,890		Boeing Co.	$11,729,093
127,660		General Dynamics Corp.	8,124,282
			19,853,375
		Banks: 6.0%
205,090	L	Commerce BanCorp, Inc.	8,057,986
81,470	@@	UBS AG	9,224,033
			17,282,019
		Biotechnology: 1.9%
58,490	@	Amgen, Inc.	3,953,339
27,390	@	Genzyme Corp.	1,629,705
			5,583,044
		Coal: 1.1%
49,520		Peabody Energy Corp.	3,087,077
			3,087,077
		Commercial Services: 2.5%
14,570		Corporate Executive Board Co.	1,482,060
87,390		Equifax, Inc.	3,153,031
48,400		Moody’s Corp.	2,531,320
			7,166,411
		Computers: 7.0%
71,560	@	Apple Computer, Inc.	4,277,141
336,620	@,L	Network Appliance, Inc.	10,771,840
90,900	@,L	Sandisk Corp.	5,114,943
			20,163,924
		Diversified Financial Services: 13.0%
16,130		Chicago Mercantile Exchange	7,118,169
360,938		Countrywide Financial Corp.	13,816,707
89,950		Franklin Resources, Inc.	8,091,003
41,150		Legg Mason, Inc.	3,947,520
154,830	@,L	Nasdaq Stock Market, Inc.	4,713,025
			37,686,424
		Electric: 1.3%
65,880		TXU Corp.	3,774,924
			3,774,924
		Electronics: 0.4%
11,800	@@	Garmin Ltd.	1,100,822
			1,100,822
		Engineering & Construction: 2.4%
77,850		Fluor Corp.	6,824,331
			6,824,331
		Food: 1.1%
50,520		Whole Foods Market, Inc.	3,283,800
			3,283,800
		Healthcare-Products: 5.2%
247,790	L	Medtronic, Inc.	12,510,917
70,540	@	St. Jude Medical, Inc.	2,405,414
			14,916,331
		Healthcare-Services: 3.1%
205,600		UnitedHealth Group, Inc.	$9,038,176
			9,038,176
		Insurance: 0.9%
94,800		Progressive Corp.	2,592,780
			2,592,780
		Internet: 1.3%
10,460	@	Google, Inc.	3,889,237
			3,889,237
		Lodging: 3.0%
12,770	@	Las Vegas Sands Corp.	901,690
127,230	L	Starwood Hotels & Resorts	7,773,753
			8,675,443
		Media: 2.9%
60,070	@	Viacom, Inc.	2,267,643
200,616		Walt Disney Co.	6,118,788
			8,386,431
		Mining: 3.4%
199,410	@@,L	Cameco Corp.	8,271,527
31,050	@@	Cia Vale do Rio Doce ADR	1,446,620
			9,718,147
		Miscellaneous Manufacturing: 1.5%
68,070	L	Danaher Corp.	4,363,968
			4,363,968
		Oil & Gas: 0.8%
49,610	@@	Petro-Canada	2,280,572
			2,280,572
		Oil & Gas Services: 1.9%
73,920		Halliburton Co.	5,513,693
			5,513,693
		Pharmaceuticals: 11.9%
40,660	@,L	Amylin Pharmaceuticals, Inc.	1,847,997
228,380	@@	AstraZeneca PLC ADR	12,090,437
115,440	@,@@,L	Elan Corp. PLC ADR	2,171,426
43,450	@	Gilead Sciences, Inc.	2,490,989
156,450	@@,L	Sanofi-Synthelabo SA ADR	7,395,392
366,170		Schering-Plough Corp.	6,979,200
39,490	@@	Teva Pharmaceutical Industries Ltd. ADR	1,437,831
			34,413,272
		Semiconductors: 3.1%
25,840		Linear Technology Corp.	872,100
120,060	@,@@	Marvell Technology Group Ltd.	5,723,260
98,470	@,L	Nvidia Corp.	2,262,841
			8,858,201
		Software: 8.1%
205,540	@,L	Adobe Systems, Inc.	5,884,610
138,790	@	Autodesk, Inc.	5,050,568
131,600	@,L	Electronic Arts, Inc.	5,536,412
70,200	@@,L	SAP AG ADR	3,694,626
69,720	@,@@	TomTom	3,096,921
			23,263,137

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND	AS OF MAY 31, 2006 (CONTINUED)

Shares				Value
		Telecommunications: 7.0%
77,060	@@	America Movil SA de CV ADR		$2,516,780
101,140	@,L	American Tower Corp.		3,132,306
359,900	@	Cisco Systems, Inc.		7,082,832
167,780		QUALCOMM, Inc.		7,585,330
				20,317,248
		Transportation: 1.8%
65,610	L	United Parcel Service, Inc.		5,284,887
				5,284,887
		Total Common Stock (Cost $256,247,321)		287,317,674

Principal Amount				Value
SHORT-TERM INVESTMENTS: 24.5%
		U.S. Government Agency Obligations: 1.2%
$3,493,547		Federal Home Loan Bank, 4.660%,
		due 06/01/06		3,493,547
		Total U.S. Government Agency Obligations (Cost $3,493,547)		3,493,547
		Securities Lending CollateralCC: 23.3%
67,204,867		The Bank of New York Institutional Cash Reserve Fund		67,204,867
		Total Securities Lending Collateral (Cost $67,204,867)		67,204,867
		Total Short-Term Investments (Cost $70,698,414)		70,698,414
		Total Investments in Securities (Cost $326,945,735)*	124.0%	$358,016,088
		Other Assets and Liabilities-Net	(24.0)	(69,238,165)
		Net Assets	100.0%	$288,777,923

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $328,271,948.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$42,219,808
	Gross Unrealized Depreciation	(12,475,668)
	Net Unrealized Appreciation	$29,744,140

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 95.3%
		Aerospace/Defense: 1.6%
126,600		Goodrich Corp.	$5,396,958
			5,396,958
		Apparel: 2.9%
40,200	@	Carter’s, Inc.	2,349,288
161,100	@	Coach, Inc.	4,684,788
56,200	@,@@,L	Gildan Activewear, Inc.	2,358,152
			9,392,228
		Banks: 1.1%
44,515		Zions Bancorporation	3,607,050
			3,607,050
		Biotechnology: 0.8%
66,040	@,L	Celgene Corp.	2,737,358
			2,737,358
		Chemicals: 0.7%
58,300		Ecolab, Inc.	2,256,793
			2,256,793
		Coal: 2.2%
114,100		Peabody Energy Corp.	7,112,994
			7,112,994
		Commercial Services: 1.3%
43,300		Corporate Executive Board Co.	4,404,476
			4,404,476
		Computers: 3.0%
98,002	@,L	Micros Systems, Inc.	4,032,782
104,700	@,L	Sandisk Corp.	5,891,469
			9,924,251
		Distribution/Wholesale: 1.4%
69,000	@,L	Wesco International, Inc.	4,536,060
			4,536,060
		Diversified Financial Services: 3.4%
136,700	@,L	E*Trade Financial Corp.	3,317,709
73,500	@,L	Investment Technology Group, Inc.	3,476,550
46,900		Legg Mason, Inc.	4,499,117
			11,293,376
		Electrical Components & Equipment: 1.9%
138,700		Ametek, Inc.	6,328,881
			6,328,881
		Electronics: 1.4%
80,600	@	Thomas & Betts Corp.	4,634,500
			4,634,500
		Energy-Alternate Sources: 0.5%
116,400	@,L	KFX, Inc.	1,641,240
			1,641,240
		Engineering & Construction: 2.3%
115,400	@	McDermott International, Inc.	7,571,394
			7,571,394
		Entertainment: 1.2%
105,900		International Game Technology	$3,942,657
			3,942,657
		Healthcare-Products: 7.4%
82,900		C.R. Bard, Inc.	6,135,429
111,200	@	Gen-Probe, Inc.	6,004,800
80,600	@,L	Hologic, Inc.	3,182,894
95,600	@,L	Kyphon, Inc.	3,794,364
284,800	@,L	PSS World Medical, Inc.	5,058,048
			24,175,535
		Healthcare-Services: 4.6%
171,900	@	Community Health Systems, Inc.	6,480,630
86,820	@	Coventry Health Care, Inc.	4,536,345
71,400	@	Laboratory Corp. of America Holdings	4,238,304
			15,255,279
		Home Furnishings: 0.8%
29,400	L	Harman International Industries, Inc.	2,491,062
			2,491,062
		Household Products/Wares: 1.6%
72,500		Fortune Brands, Inc.	5,365,000
			5,365,000
		Insurance: 1.4%
93,600	@,L	Proassurance Corp.	4,418,856
			4,418,856
		Internet: 1.5%
202,200	@,L	Aquantive, Inc.	5,012,538
			5,012,538
		Lodging: 4.3%
64,800		Harrah’s Entertainment, Inc.	4,927,392
160,300		Hilton Hotels Corp.	4,401,838
66,700	L	Station Casinos, Inc.	4,869,100
			14,198,330
		Machinery-Diversified: 1.5%
71,200		Rockwell Automation, Inc.	4,861,536
			4,861,536
		Miscellaneous Manufacturing: 5.8%
76,300		Cooper Industries Ltd.	6,795,278
90,600		ITT Industries, Inc.	4,724,790
162,600		Roper Industries, Inc.	7,616,184
			19,136,252
		Oil & Gas: 1.6%
103,900		ENSCO International, Inc.	5,193,961
			5,193,961
		Oil & Gas Services: 5.9%
108,500	@	Cameron International Corp.	5,088,650
58,300	@,L	National-Oilwell, Inc.	3,851,298
65,100		Smith International, Inc.	2,666,496
165,800	@,L	Veritas DGC, Inc.	7,830,734
			19,437,178

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Pharmaceuticals: 7.0%
43,100		Allergan, Inc.	$4,086,742
50,600	@	Barr Pharmaceuticals, Inc.	2,666,620
188,100	@	Hospira, Inc.	8,428,761
143,300	@	Medco Health Solutions, Inc.	7,723,870
			22,905,993
		Retail: 7.9%
100,300		Abercrombie & Fitch Co.	5,802,355
118,950		Advance Auto Parts	4,534,374
66,900	@,L	Childrens Place	3,891,573
130,105	@	Office Depot, Inc.	5,408,465
49,800	@,L	Panera Bread Co.	3,225,048
55,300	@,L	Pantry, Inc.	3,196,340
			26,058,155
		Semiconductors: 6.2%
194,300	@,@@,L	ASML Holding NV	3,952,062
151,600	L	Linear Technology Corp.	5,116,500
63,200	@,@@	Marvell Technology Group Ltd.	3,012,744
85,600	@,L	MEMC Electronic Materials, Inc.	2,997,712
201,600		National Semiconductor Corp.	5,177,088
			20,256,106
		Software: 8.2%
112,800	@,L	Adobe Systems, Inc.	3,229,464
79,200	@,L	Ansys, Inc.	3,994,848
89,300	@	Autodesk, Inc.	3,249,627
170,400	@	Citrix Systems, Inc.	6,403,632
69,400	@,L	Dun & Bradstreet Corp.	5,057,178
92,600	@	Intuit, Inc.	5,119,854
			27,054,603
		Telecommunications: 3.9%
445,900	@,L	Arris Group, Inc.	5,359,718
90,000	@,L	NII Holdings, Inc.	4,901,400
178,800	@	Tellabs, Inc.	2,556,841
			12,817,959
		Total Common Stock (Cost $276,321,032)	313,418,559

Principal Amount			Value
SHORT-TERM INVESTMENTS: 28.5%
	Repurchase Agreement: 6.5%
$21,282,000	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $21,284,968 to be received upon repurchase (Collateralized by $20,700,000 Federal National Mortgage Association, (4.25% - 7.25%) Market Value plus accrued interest $21,708,442, due (07/15/07 - 01/15/10)).		$21,282,000
	Total Repurchase Agreement (Cost $21,282,000)		21,282,000
	Securities Lending CollateralCC: 22.0%
72,534,584	The Bank of New York Institutional Cash Reserve Fund		72,534,584
	Total Securities Lending Collateral (Cost $72,534,584)		72,534,584
	Total Short-Term Investments (Cost $93,816,584)		93,816,584
	Total Investments in Securities (Cost $370,137,616)*	123.8%	$407,235,143
	Other Assets and Liabilities-Net	(23.8)	(78,357,774)
	Net Assets	100.0%	$328,877,369

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $370,171,273.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$44,905,736
	Gross Unrealized Depreciation	(7,841,866)
	Net Unrealized Appreciation	$37,063,870

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares				Value
COMMON STOCK: 97.1%
		Aerospace/Defense: 8.9%
1,800		Boeing Co.		$149,850
1,400		General Dynamics Corp.		89,096
1,500		Lockheed Martin Corp.		108,735
2,300		Raytheon Co.		105,455
				453,136
		Agriculture: 2.9%
3,500		Archer-Daniels-Midland Co.		145,495
				145,495
		Airlines: 3.0%
1,900		AMR Corp.		46,854
4,179	@	Continental Airlines, Inc.		103,639
				150,493
		Apparel: 2.6%
600	@	Guess, Inc.		24,876
1,900		Polo Ralph Lauren Corp.		107,350
				132,226
		Chemicals: 1.7%
4,264		Celanese Corp.		84,043
				84,043
		Commercial Services: 4.1%
900		Corporate Executive Board Co.		91,548
1,300		Equifax, Inc.		46,904
1,400		McKesson Corp.		69,300
				207,752
		Computers: 2.8%
4,400		Hewlett-Packard Co.		142,472
				142,472
		Diversified Financial Services: 2.1%
3,700		Charles Schwab Corp.		61,642
2,700	@	TD Ameritrade Holding Corp.		45,900
				107,542
		Engineering & Construction: 3.1%
2,400	@	McDermott International, Inc.		157,464
				157,464
		Food: 2.0%
4,500	@@	Unilever NV		101,835
				101,835
		Insurance: 10.3%
2,200		Chubb Corp.		111,166
2,000		Prudential Financial, Inc.		152,300
1,600		Radian Group, Inc.		97,792
4,650		WR Berkley Corp.		159,821
				521,079
		Investment Companies: 0.7%
271		SPDR Trust Series 1		34,555
				34,555
		Iron/Steel: 1.9%
900		Nucor Corp.		94,743
				94,743
		Machinery-Construction & Mining: 0.7%
400	@	Terex Corp.		36,600
				36,600
		Media: 2.1%
2,100		McGraw-Hill Cos, Inc.		$108,360
				108,360
		Oil & Gas: 6.1%
504		ConocoPhillips		31,898
1,600		ExxonMobil Corp.		97,456
2,100		Frontier Oil Corp.		117,600
500		Occidental Petroleum Corp.		49,545
200		Sunoco, Inc.		13,718
				310,217
		Pharmaceuticals: 10.4%
3,300		AmerisourceBergen Corp.		143,847
1,000	@@	AstraZeneca PLC ADR		52,940
2,800	@@	Biovail Corp.		68,768
1,500		Cardinal Health, Inc.		100,365
7,400	@	King Pharmaceuticals, Inc.		131,572
800		Merck & Co., Inc.		26,632
				524,124
		Retail: 18.3%
3,100		Barnes & Noble, Inc.		118,358
2,400		Best Buy Co., Inc.		127,200
2,500		Claire’s Stores, Inc.		67,925
2,800		Darden Restaurants, Inc.		99,148
1,800		JC Penney Co., Inc.		109,368
4,800		Limited Brands		130,368
3,300		McDonald’s Corp.		109,461
1,100		Nordstrom, Inc.		40,513
5,400		Staples, Inc.		126,846
				929,187
		Semiconductors: 6.1%
3,100	@	Lam Research Corp.		138,849
4,300	@	LSI Logic Corp.		41,839
4,900		National Semiconductor Corp.		125,832
				306,520
		Software: 7.3%
9,800	@	BEA Systems, Inc.		132,888
6,600	@	BMC Software, Inc.		132,990
1,900	@	Intuit, Inc.		105,052
				370,930
		Total Long-Term Investments (Cost $4,766,131)		4,918,773
		Total Investments in Securities (Cost $4,766,131)*	97.1%	$4,918,773
		Other Assets and Liabilities-Net	2.9	146,618
		Net Assets	100.0%	$5,065,391

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $4,768,078.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$313,292
	Gross Unrealized Depreciation	(162,597)
	Net Unrealized Appreciation	$150,695

See Accompanying Notes to Financial Statements

Ing SMALLCAP OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 97.3%
		Aerospace/Defense: 0.7%
21,900		DRS Technologies, Inc.	$1,166,394
			1,166,394
		Apparel: 2.5%
24,983	@,L	Carter’s, Inc.	1,460,007
26,700	@,L	Crocs, Inc.	611,697
26,000	@,@@	Gildan Activewear, Inc.	1,090,960
49,600	@	Warnaco Group, Inc.	892,304
			4,054,968
		Banks: 2.3%
28,000		East-West Bancorp, Inc.	1,118,600
13,000		Texas Regional Bancshares, Inc.	410,670
62,000		Whitney Holding Corp.	2,240,680
			3,769,950
		Biotechnology: 1.1%
47,700	@,L	Integra LifeSciences Holdings Corp.	1,833,588
			1,833,588
		Building Materials: 0.1%
9,700	@	Goodman Global, Inc.	164,415
			164,415
		Chemicals: 1.8%
29,600		Albemarle Corp.	1,420,800
60,800		UAP Holding Corp.	1,434,880
			2,855,680
		Commercial Services: 6.3%
27,500	@	Advisory Board Co.	1,421,750
22,600	L	Arbitron, Inc.	900,836
9,000	@	Bright Horizons Family Solutions, Inc.	320,400
18,700	L	Chemed Corp.	1,006,995
68,900	@,L	DiamondCluster International, Inc.	657,306
45,300	@,L	FTI Consulting, Inc.	1,195,467
60,300	@	Gaiam, Inc.	1,041,984
48,850	L	Healthcare Services Group	992,144
44,200	@	Huron Consulting Group, Inc.	1,353,846
49,700	@,L	Navigant Consulting, Inc.	1,004,437
12,700	@,L	Resources Connection, Inc.	323,850
			10,219,015
		Computers: 4.5%
28,892	@	Anteon International Corp.	1,589,638
47,200	@,L	Electronics for Imaging	1,105,896
41,500	@,L	Kronos, Inc.	1,660,000
40,465	@	Micros Systems, Inc.	1,665,135
78,900	@,L	Palm, Inc.	1,300,272
			7,320,941
		Distribution/Wholesale: 4.3%
50,000	@,L	Aviall, Inc.	2,357,500
33,600	@	Brightpoint, Inc.	718,368
34,288	@,L	Nuco2, Inc.	916,861
28,950		Pool Corp.	1,250,351
26,000	@	Wesco International, Inc.	1,709,240
			6,952,320
		Diversified Financial Services: 1.6%
19,500	L	International Securities Exchange, Inc.	$796,770
8,700		National Financial Partners Corp.	390,195
29,800		Nuveen Investments, Inc.	1,338,318
			2,525,283
		Electronics: 3.7%
59,600		Keithley Instruments, Inc.	759,900
30,818	@,L	Measurement Specialties, Inc.	842,256
106,400		Symbol Technologies, Inc.	1,262,968
34,400	@	Thomas & Betts Corp.	1,978,000
26,300	@	Trimble Navigation Ltd.	1,208,222
			6,051,346
		Engineering & Construction: 0.7%
23,000	@,L	EMCOR Group, Inc.	1,106,070
			1,106,070
		Entertainment: 0.9%
29,400	@,L	Scientific Games Corp.	1,121,022
9,733	@,L	Shuffle Master, Inc.	354,865
			1,475,887
		Healthcare-Products: 5.7%
34,900	@,L	Arthrocare Corp.	1,474,176
32,700	@,L	DJ Orthopedics, Inc.	1,254,045
33,100	@	Gen-Probe, Inc.	1,787,400
16,000	@	Haemonetics Corp.	808,000
9,133	@,L	Intuitive Surgical, Inc.	1,016,412
48,801	@,L	Kyphon, Inc.	1,936,912
18,800		LCA-Vision, Inc.	1,021,592
			9,298,537
		Healthcare-Services: 3.9%
25,200	@,L	Amedisys, Inc.	900,900
13,800	@	Magellan Health Services, Inc.	558,210
32,700	@	Pediatrix Medical Group, Inc.	1,510,413
65,200	@,L	Psychiatric Solutions, Inc.	1,916,880
21,860	@,L	United Surgical Partners International, Inc.	680,065
15,700	@,L	WellCare Health Plans, Inc.	781,075
			6,347,543
		Housewares: 1.0%
31,900		Toro Co.	1,539,813
			1,539,813
		Insurance: 2.4%
51,200	@@	Aspen Insurance Holdings Ltd.	1,109,504
18,900	@@	Max Re Capital Ltd.	453,600
11,600	@	Philadelphia Consolidated Holding Co.	384,540
42,553	@,L	ProAssurance Corp.	2,008,927
			3,956,571
		Internet: 4.4%
72,000	@	24/7 Real Media, Inc.	601,200
34,809	@	Digital Insight Corp.	1,126,071
26,300	@,L	F5 Networks, Inc.	1,276,076
6,300	@	NutriSystem, Inc.	427,896
72,100	@,L	Openwave Systems, Inc.	1,019,494
117,100	@,L	Sapient Corp.	626,485

See Accompanying Notes to Financial Statements

Ing SMALLCAP OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Internet (continued)
90,100	@,L	Valueclick, Inc.	$1,419,976
20,500	@,L	WebEx Communications, Inc.	673,425
			7,170,623
		Iron/Steel: 1.6%
23,300		Allegheny Technologies, Inc.	1,482,579
14,800	L	Cleveland-Cliffs, Inc.	1,089,576
			2,572,155
		Leisure Time: 0.5%
17,700	@,L	Life Time Fitness, Inc.	809,775
			809,775
		Lodging: 0.6%
88,400	@,L	Red Lion Hotels Corp.	1,014,832
			1,014,832
		Machinery-Construction & Mining: 0.2%
15,000		JLG Industries, Inc.	326,250
			326,250
		Machinery-Diversified: 2.0%
7,000	@,L	Middleby Corp.	625,310
23,400		Nordson Corp.	1,091,610
41,500		Wabtec Corp.	1,451,255
			3,168,175
		Metal Fabricate/Hardware: 0.7%
24,200	@,L	NS Group, Inc.	1,208,064
			1,208,064
		Mining: 0.3%
98,000	L	Coeur d’Alene Mines Corp.	468,440
			468,440
		Miscellaneous Manufacturing: 0.3%
10,000	@,L	Ceradyne, Inc.	436,700
			436,700
		Oil & Gas: 4.5%
23,800	L	Cabot Oil & Gas Corp.	1,044,106
63,000	@,L	EXCO Resources, Inc.	756,000
8,000		Holly Corp.	667,440
56,100	@,L	McMoRan Exploration Co.	949,773
15,000	@	Plains Exploration & Production Co.	535,500
37,700	@	Southwestern Energy Co.	1,217,710
36,200	@,L	Unit Corp.	2,169,104
			7,339,633
		Oil & Gas Services: 4.1%
52,900	@	Dresser-Rand Group, Inc.	1,278,064
29,300	@,L	FMC Technologies, Inc.	1,955,482
23,700	@,L	Helix Energy Solutions	840,402
18,700	@,L	Oil States International, Inc.	649,638
59,100	@,L	Superior Energy Services	1,944,390
			6,667,976
		Packaging & Containers: 0.6%
15,200	L	Greif, Inc.	963,680
			963,680
		Pharmaceuticals: 5.5%
60,600	@,L	Alkermes, Inc.	$1,201,092
32,800	@,L	Amylin Pharmaceuticals, Inc.	1,490,760
52,900	@	Cubist Pharmaceuticals, Inc.	1,252,143
46,800	@,L	First Horizon Pharmaceutical Corp.	987,948
65,300	@,L	HealthExtras, Inc.	1,961,612
13,000	@,L	Neurocrine Biosciences, Inc.	256,230
38,600	@,L	Onyx Pharmaceuticals, Inc.	771,614
20,000	@,L	United Therapeutics Corp.	963,200
			8,884,599
		Real Estate Investment Trusts: 0.9%
70,300	L	Omega Healthcare Investors, Inc.	866,799
20,000		Sunstone Hotel Investors, Inc.	554,000
			1,420,799
		Retail: 5.9%
26,900	@,L	Burger King Holdings, Inc.	503,030
47,900	L	Cash America International, Inc.	1,473,883
16,400	@,L	Childrens Place	953,988
39,900	@,L	GameStop Corp.	1,713,306
57,400	@,L	Morton’s Restaurant Group, Inc.	879,942
65,049	@,L	Pacific Sunwear of California	1,427,826
19,200	L	Ruby Tuesday, Inc.	533,952
34,275	@	Sonic Corp.	748,566
22,500	@,L	Tractor Supply Co.	1,251,225
			9,485,718
		Savings & Loans: 0.8%
88,500	L	NewAlliance Bancshares, Inc.	1,245,195
			1,245,195
		Semiconductors: 6.5%
76,000	@,L	Actel Corp.	1,054,880
127,700	@	Entegris, Inc.	1,236,136
30,000	@,L	Formfactor, Inc.	1,162,200
63,700	@	Integrated Device Technology, Inc.	913,458
46,700	@,L	Micrel, Inc.	525,842
50,000	@,L	Microsemi Corp.	1,199,000
38,300	@	Power Integrations, Inc.	674,846
74,000	@,L	Semtech Corp.	1,238,760
53,000	@,L	Tessera Technologies, Inc.	1,496,720
31,500	@,L	Varian Semiconductor Equipment Associates, Inc.	974,925
			10,476,767
		Software: 7.3%
79,200	@	Activision, Inc.	1,035,144
34,800	@	Ansys, Inc.	1,755,312
38,200	@,L	Filenet Corp.	995,110
22,400		Global Payments, Inc.	1,043,392
94,200	@,L	Informatica Corp.	1,324,452
56,400		MoneyGram International, Inc.	1,972,872
52,600	@	Progress Software Corp.	1,224,528
54,300	@,L	THQ, Inc.	1,266,819
57,931	@,L	Witness Systems, Inc.	1,195,696
			11,813,325
		Storage/Warehousing: 1.0%
49,400	@,L	Mobile Mini, Inc.	1,548,690
			1,548,690

See Accompanying Notes to Financial Statements

Ing SMALLCAP OPPORTUNITIES FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Telecommunications: 3.0%
90,100	@	Arris Group, Inc.	$1,083,002
117,645	@,L	Powerwave Technologies, Inc.	1,151,745
69,700	@	SBA Communications Corp.	1,595,433
77,000	@,L	Tekelec	1,111,110
			4,941,290
		Transportation: 3.1%
44,000		Forward Air Corp.	1,646,480
38,000	@,L	HUB Group, Inc.	1,798,160
52,500	L	Knight Transportation, Inc.	999,600
18,800	@	PHI, Inc.	653,860
			5,098,100
		Total Common Stock (Cost $134,162,745)	157,699,107

Principal Amount			Value

SHORT-TERM INVESTMENTS: 29.7%
	Repurchase Agreement: 2.1%
$3,503,000	Morgan Stanley Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $3,503,488 to be received upon repurchase (Collateralized by $3,850,000 Federal National Mortgage Association, 4.375%, Market Value plus accrued interest $3,598,404, due 10/15/15).		3,503,000
	Total Repurchase Agreement (Cost $3,503,000)		3,503,000
	Securities Lending CollateralCC: 27.6%
44,709,179	The Bank of New York Institutional Cash Reserve Fund		44,709,179
	Total Securities Lending Collateral (Cost $44,709,179)		44,709,179
	Total Short-Term Investments (Cost $48,212,179)		48,212,179
	Total Investments in Securities (Cost $182,374,924)*	127.0%	$205,911,286
	Other Assets and Liabilities-Net	(27.0)	(43,819,408)
	Net Assets	100.0%	$162,091,878

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $182,480,884.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$28,771,603
	Gross Unrealized Depreciation	(5,341,201)
	Net Unrealized Appreciation	$23,430,402

See Accompanying Notes to Financial Statements

Ing FINANCIAL SERVICES FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 98.6%
		Banks: 26.8%
106,000		Associated Banc-Corp.	$3,504,360
320,107		Bank of America Corp.	15,493,179
267,939		Bank of New York	8,903,613
162,000		Prosperity Bancshares, Inc.	5,230,980
364,019		US Bancorp.	11,237,267
188,387		Wachovia Corp.	10,078,705
262,695		Wells Fargo & Co.	17,435,067
72,986		Zions Bancorporation	5,914,056
			77,797,227
		Diversified Financial Services: 39.2%
113,291	@	Affiliated Managers Group	10,218,848
96,808		American Express Co.	5,262,483
97,166		Capital One Financial Corp.	8,042,430
55,700		CIT Group, Inc.	2,862,980
352,800		Citigroup, Inc.	17,393,040
219,374		Countrywide Financial Corp.	8,397,637
105,526		Fannie Mae	5,249,919
61,080		Franklin Resources, Inc.	5,494,146
85,117		Freddie Mac	5,110,425
57,273		Goldman Sachs Group, Inc.	8,645,359
314,198		JPMorgan Chase & Co.	13,397,403
44,632		Lehman Brothers Holdings, Inc.	2,972,938
148,854		Merrill Lynch & Co., Inc.	10,778,518
151,665		Morgan Stanley	9,042,267
41,400	@	TD Ameritrade Holding Corp.	703,800
			113,572,193
		Home Builders: 1.4%
151,680		DR Horton, Inc.	3,998,285
			3,998,285
		Insurance: 28.4%
138,345	@@	ACE Ltd.	7,162,121
121,200		Aflac, Inc.	5,672,160
184,871		American International Group, Inc.	11,240,157
243,800	@@	Axis Capital Holdings Ltd.	6,387,560
185,400	@	Conseco, Inc.	4,466,286
169,500	@@	Endurance Specialty Holdings Ltd.	5,178,225
247,299		Genworth Financial, Inc.	8,282,044
66,436		Hartford Financial Services Group, Inc.	5,842,382
71,400	@@	IPC Holdings Ltd.	1,740,732
57,915		Lincoln National Corp.	3,253,665
60,900		Metlife, Inc.	3,134,523
74,650		PMI Group, Inc.	3,396,575
72,188		Prudential Financial, Inc.	5,497,116
56,286		Radian Group, Inc.	3,440,200
141,505		St. Paul Cos.	6,229,050
44,300	@@	Willis Group Holdings Ltd.	1,539,425
			82,462,221
		Real Estate Investment Trusts: 1.1%
146,706		KKR Financial Corp.	3,161,514
			3,161,514
		Software: 1.7%
52,634		First Data Corp.	$2,426,954
55,400	@	Mastercard, Inc.	2,489,672
			4,916,626
		Total Common Stock (Cost $222,360,184)	285,908,066

Principal Amount			Value

SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreement: 1.1%
$3,184,000	Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $3,184,444 to be received upon repurchase (Collateralized by $3,241,000 Federal Home Loan Mortgage Corporation, 4.625%, Market Value plus accrued interest $3,248,218, due 02/21/08).		3,184,000
	Total Short-Term Investments (Cost $3,184,000)		3,184,000
	Total Investments in Securities (Cost $225,544,184)*	99.7%	$289,092,066
	Other Assets and Liabilities-Net	0.3	998,062
	Net Assets	100.0%	$290,090,128

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $225,708,949.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$69,826,216
	Gross Unrealized Depreciation	(6,443,099)
	Net Unrealized Appreciation	$63,383,117

See Accompanying Notes to Financial Statements

Ing LARGECAP VALUE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 97.7%
		Agriculture: 2.5%
18,070		Altria Group, Inc.	$1,307,365
			1,307,365
		Auto Manufacturers: 7.8%
261,400		Ford Motor Co.	1,871,624
81,420		General Motors Corp.	2,192,641
			4,064,265
		Auto Parts & Equipment: 1.1%
330,390		Delphi Corp.	568,271
			568,271
		Banks: 1.4%
18,630		Fifth Third Bancorp	707,940
			707,940
		Computers: 8.9%
37,100		Electronic Data Systems Corp.	909,692
11,620		International Business Machines Corp.	928,438
24,280	@	Lexmark International, Inc.	1,390,030
122,581	@	Sun Microsystems, Inc.	571,227
128,760	@	Unisys Corp.	847,241
			4,646,628
		Diversified Financial Services: 4.1%
8,200		Citigroup, Inc.	404,260
40,830		JPMorgan Chase & Co.	1,740,991
			2,145,251
		Food: 10.8%
56,653		Albertson’s, Inc.	1,450,883
11,860		Kraft Foods, Inc.	392,566
76,730		Kroger Co.	1,543,040
84,710		Safeway, Inc.	1,997,462
14,930		Sara Lee Corp.	253,362
			5,637,313
		Healthcare-Services: 2.1%
139,570	@	Tenet Healthcare Corp.	1,105,394
			1,105,394
		Insurance: 2.4%
11,010		Loews Corp.	374,120
4,690		Marsh & McLennan Cos., Inc.	131,461
16,740		Nationwide Financial Services	724,842
			1,230,423
		Media: 5.5%
27,600		Gannett Co., Inc.	1,490,676
45,780		Tribune Co.	1,366,075
			2,856,751
		Miscellaneous Manufacturing: 3.2%
69,860		Eastman Kodak Co.	1,684,325
			1,684,325
		Office/Business Equipment: 3.2%
120,500	@	Xerox Corp.	1,654,465
			1,654,465
		Pharmaceuticals: 17.6%
87,440		Bristol-Myers Squibb Co.	$2,146,652
62,600		Merck & Co., Inc.	2,083,954
85,530		Pfizer, Inc.	2,023,640
107,810		Schering-Plough Corp.	2,054,859
19,170		Wyeth	876,836
			9,185,941
		Pipelines: 1.1%
36,210		El Paso Corp.	563,790
			563,790
		Semiconductors: 6.1%
108,990		Intel Corp.	1,964,000
71,670	@	Micron Technology, Inc.	1,186,855
			3,150,855
		Software: 1.5%
34,740		Microsoft Corp.	786,861
			786,861
		Telecommunications: 16.0%
69,930		AT&T, Inc.	1,822,376
55,760	@	Avaya, Inc.	658,526
70,280		BellSouth Corp.	2,373,356
587,190	@	Lucent Technologies, Inc.	1,497,335
63,140		Verizon Communications, Inc.	1,970,596
			8,322,189
		Toys/Games/Hobbies: 2.4%
73,190		Mattel, Inc.	1,230,324
			1,230,324
	Total Investments in Securities (Cost $50,903,804)*	97.7%	$50,848,351
	Other Assets and Liabilities-Net	2.3	1,182,688
	Net Assets	100.0%	$52,031,039

@	Non-income producing security
*	Cost for federal income tax purposes is the same as for financial statement purposes.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$4,262,232
	Gross Unrealized Depreciation	(4,317,685)
	Net Unrealized Depreciation	$(55,453)

See Accompanying Notes to Financial Statements

Ing MAGNACAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 98.8%
		Aerospace/Defense: 1.1%
63,800		United Technologies Corp.	$3,988,776
			3,988,776
		Agriculture: 2.9%
141,700		Altria Group, Inc.	10,251,995
			10,251,995
		Apparel: 1.0%
46,500		Nike, Inc.	3,734,415
			3,734,415
		Banks: 10.3%
363,900		Bank of America Corp.	17,612,760
184,300		Bank of New York	6,124,289
135,200		Wells Fargo & Co.	8,973,224
52,800		Zions Bancorporation	4,278,384
			36,988,657
		Beverages: 2.2%
111,700		Coca-Cola Co.	4,918,151
45,100		Molson Coors Brewing Co.	2,921,578
			7,839,729
		Biotechnology: 0.6%
57,200	@	Charles River Laboratories International, Inc.	2,290,288
			2,290,288
		Building Materials: 2.1%
40,800		Florida Rock Industries, Inc.	2,146,080
319,100	@	Goodman Global, Inc.	5,408,745
			7,554,825
		Chemicals: 3.0%
56,800		Air Products & Chemicals, Inc.	3,683,480
70,800		Ashland, Inc.	4,425,000
137,900		Celanese Corp.	2,718,009
			10,826,489
		Coal: 1.7%
100,200		Peabody Energy Corp.	6,246,468
			6,246,468
		Computers: 2.5%
45,700		International Business Machines Corp.	3,651,430
222,500	@,L	Seagate Technology, Inc.	5,195,375
			8,846,805
		Cosmetics/Personal Care: 1.0%
67,600		Procter & Gamble Co.	3,667,300
			3,667,300
		Distribution/Wholesale: 0.7%
38,000	@,L	Wesco International, Inc.	2,498,120
			2,498,120
		Diversified Financial Services: 14.4%
88,366		Capital One Financial Corp.	7,314,054
236,800		Citigroup, Inc.	11,674,240
127,200		Countrywide Financial Corp.	4,869,216
105,900		Freddie Mac	6,358,236
188,300		JPMorgan Chase & Co.	$8,029,112
108,200	L	Merrill Lynch & Co., Inc.	7,834,762
93,200		Morgan Stanley	5,556,584
			51,636,204
		Electric: 3.0%
245,800	@	Mirant Corp.	6,115,504
114,600		Pacific Gas & Electric Co.	4,547,328
			10,662,832
		Electronics: 2.0%
445,400	@,@@,L	Flextronics International Ltd.	5,015,204
39,400	@	Thomas & Betts Corp.	2,265,500
			7,280,704
		Energy-Alternate Sources: 1.2%
307,700	@,L	KFX, Inc.	4,338,570
			4,338,570
		Engineering & Construction: 0.9%
255,000	@@	ABB Ltd. ADR	3,218,100
			3,218,100
		Entertainment: 0.9%
176,100	L	Regal Entertainment Group	3,411,057
			3,411,057
		Environmental Control: 1.0%
200,800	@	Nalco Holding Co.	3,455,768
			3,455,768
		Food: 1.0%
131,634	@,L	Smithfield Foods, Inc.	3,660,742
			3,660,742
		Gas: 1.0%
81,800		Sempra Energy	3,678,546
			3,678,546
		Healthcare-Services: 1.2%
122,500	@,L	LifePoint Hospitals, Inc.	4,327,925
			4,327,925
		Insurance: 8.5%
66,700	@@	ACE Ltd.	3,453,059
74,600		American International Group, Inc.	4,535,680
139,000	@@	Axis Capital Holdings Ltd.	3,641,800
185,800	@,L	Conseco, Inc.	4,475,922
171,600		Genworth Financial, Inc.	5,746,884
96,600	L	Metlife, Inc.	4,972,002
83,400		St. Paul Cos.	3,671,268
			30,496,615
		Lodging: 2.7%
64,700		Harrah’s Entertainment, Inc.	4,919,788
58,500	@,@@,L	Kerzner International Ltd.	4,638,465
			9,558,253
		Media: 2.3%
149,900		Time Warner, Inc.	2,579,779
149,450		CBS Corp.	3,872,250
43,650	@	Viacom, Inc. - Class B	1,647,788
			8,099,817

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Mining: 0.8%
96,100		Alcoa, Inc.	$3,048,292
			3,048,292
		Miscellaneous Manufacturing: 2.6%
162,500		General Electric Co.	5,567,250
77,000	L	Illinois Tool Works, Inc.	3,823,050
			9,390,300
		Office/Business Equipment: 0.8%
220,300	@,L	Xerox Corp.	3,024,719
			3,024,719
		Oil & Gas: 10.3%
227,600		ExxonMobil Corp.	13,863,116
77,000	L	Global Santa Fe Corp.	4,630,010
28,900	L	Hess Corp.	4,335,000
149,200	@	Newfield Exploration Co.	6,375,316
216,600	@,L	Plains Exploration & Production Co.	7,732,620
			36,936,062
		Oil & Gas Services: 2.6%
181,000	@	Dresser-Rand Group, Inc.	4,372,960
96,800	@	Weatherford International Ltd.	5,037,472
			9,410,432
		Pharmaceuticals: 4.3%
528,200		Pfizer, Inc.	12,497,212
63,300		Wyeth	2,895,342
			15,392,554
		Real Estate Investment Trusts: 0.7%
120,900		KKR Financial Corp.	2,605,395
			2,605,395
		Retail: 1.0%
109,500		McDonald’s Corp.	3,632,115
			3,632,115
		Semiconductors: 1.1%
400,000	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,788,000
			3,788,000
		Software: 0.7%
111,400		Microsoft Corp.	2,523,210
			2,523,210
		Telecommunications: 4.7%
309,300	L	AT&T, Inc.	8,060,358
80,500		BellSouth Corp.	2,718,485
469,000	@,L	Qwest Communications International, Inc.	3,287,690
86,500		Verizon Communications, Inc.	2,699,663
			16,766,196
		Total Common Stock (Cost $317,921,024)	355,076,275

Principal Amount			Value
SHORT-TERM INVESTMENTS: 17.5%
	Repurchase Agreement: 1.7%
$6,101,000	Goldman Sachs Repurchase Agreement dated 05/31/06, 5.020%, due 06/01/06, $6,101,851 to be received upon repurchase (Collateralized by $6,210,000 Federal Home Loan Mortgage Corporation, 4.625%, Market Value plus accrued interest $6,223,831, due 02/21/08).		$6,101,000
	Total Repurchase Agreement (Cost $6,101,000)		6,101,000
	Securities Lending CollateralCC: 15.8%
56,802,613	The Bank of New York Institutional Cash Reserve Fund		56,802,613
	Total Securities Lending Collateral (Cost $56,802,613)		56,802,613
	Total Short-Term Investments (Cost $62,903,613)		62,903,613
	Total Investments in Securities (Cost $380,824,637)*	116.3%	$417,979,888
	Other Assets and Liabilities-Net	(16.3)	(58,582,917)
	Net Assets	100.0%	$359,396,971

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $380,962,779.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$45,332,625
	Gross Unrealized Depreciation	(8,315,516)
	Net Unrealized Appreciation	$37,017,109

See Accompanying Notes to Financial Statements

Portfolio of Investments
ING MIDCAP VALUE FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 99.2%
		Auto Parts & Equipment: 18.6%
99,060		American Axle & Manufacturing Holdings, Inc.	$1,736,522
196,910		ArvinMeritor, Inc.	3,302,181
133,700		Cooper Tire & Rubber Co.	1,521,506
381,310	L	Dana Corp.	953,275
1,010,570	L	Delphi Corp.	1,738,180
194,990	@,L	Goodyear Tire & Rubber Co.	2,480,273
119,460	L	Lear Corp.	2,831,202
458,035	@,L	Visteon Corp.	3,398,620
			17,961,759
		Banks: 4.1%
75,300	@@	Popular, Inc.	1,458,561
337,900	@@	W Holding Co., Inc.	2,520,734
			3,979,295
		Beverages: 0.8%
12,600		Molson Coors Brewing Co.	816,228
			816,228
		Chemicals: 8.2%
298,760		Chemtura Corp.	2,936,811
123,500	@,L	Huntsman Corp.	2,315,625
132,500	L	Sensient Technologies Corp.	2,673,850
			7,926,286
		Commercial Services: 1.5%
78,346	@	Convergys Corp.	1,460,369
			1,460,369
		Computers: 9.1%
705,400	@,L	Gateway, Inc.	1,213,288
42,400	@	Lexmark International, Inc.	2,427,400
33,980	@	Synopsys, Inc.	694,211
676,150	@,L	Unisys Corp.	4,449,067
			8,783,966
		Diversified Financial Services: 0.5%
41,740	L	Friedman Billings Ramsey Group, Inc.	438,687
			438,687
		Electric: 1.2%
205,540	@	Dynegy, Inc.	1,085,251
4,390	@	Mirant Corp.	109,223
			1,194,474
		Electronics: 10.7%
219,680	@	Kemet Corp.	2,100,141
774,810	@	Sanmina-SCI Corp.	3,641,607
1,291,672	@	Solectron Corp.	4,598,352
			10,340,100
		Food: 15.6%
149,800	L	Albertson’s, Inc.	3,836,378
170,530		Del Monte Foods Co.	2,019,075
91,741	L	Pilgrim’s Pride Corp.	2,479,759
166,080		Safeway, Inc.	3,916,166
153,400		Tyson Foods, Inc.	2,455,934
818,464	@,L	Winn-Dixie Stores, Inc.	319,201
			15,026,513
		Healthcare-Services: 4.1%
497,060	@, L	Tenet Healthcare Corp.	$3,936,715
			3,936,715
		Home Furnishings: 1.3%
13,904	L	Whirlpool Corp.	1,250,248
			1,250,248
		Household Products/Wares: 3.4%
144,100	L	American Greetings	3,240,809
			3,240,809
		Insurance: 1.8%
19,900		Nationwide Financial Services	861,670
63,070		Phoenix Cos., Inc.	894,333
			1,756,003
		Media: 3.1%
56,730	L	McClatchy Co.	2,552,283
18,800		New York Times Co.	454,208
			3,006,491
		Office/Business Equipment: 1.0%
71,770		IKON Office Solutions, Inc.	927,268
			927,268
		Semiconductors: 4.9%
229,569	@	Agere Systems, Inc.	3,422,874
80,743	@	Micron Technology, Inc.	1,337,104
			4,759,978
		Software: 1.1%
24,100	@	Mastercard, Inc.	1,083,054
			1,083,054
		Telecommunications: 8.2%
295,650	@,L	3Com Corp.	1,333,382
994,030	@	Cincinnati Bell, Inc.	3,866,777
434,090	@,L	Utstarcom, Inc.	2,769,494
			7,969,653
		Total Common Stock (Cost $116,418,407)	95,857,896
WARRANTS: 0.1%
		Electric: 0.1%
14,097	L	Mirant Corp.	129,693
		Total Warrants (Cost $502,410)	129,693
		Total Long-Term Investments (Cost $116,920,817)	95,987,589

See Accompanying Notes to Financial Statements

Portfolio of Investments
ING MIDCAP VALUE FUND	AS OF MAY 31, 2006 (continued)

Principal Amount				Value
SHORT-TERM INVESTMENTS: 28.6%

	U.S. Government Agency Obligations: 0.7%
$643,917	Federal Home Loan Bank, 4.660%, due 06/01/06			$643,917
	Total U.S. Government Agency Obligations (Cost $643,917)			643,917

	Securities Lending CollateralCC:	27.9%
26,958,800	The Bank of New York Institutional Cash Reserve Fund			26,958,800
	Total Securities Lending Collateral (Cost $26,958,800)			26,958,800
	Total Short-Term Investments (Cost $27,602,717)			27,602,717
	Total Investments in Securities (Cost $144,523,534)*		127.9%	$123,590,306
	Other Assets and Liabilities-Net		(27.9)	(26,980,435)
	Net Assets		100.0%	$96,609,871

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is the same as for financial statement purposes.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$6,395,831
	Gross Unrealized Depreciation	(27,329,059)
	Net Unrealized Depreciation	$(20,933,228)

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing MIDCAP VALUE CHOICE FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 77.9%
		Aerospace/Defense: 0.6%
24,500	@	Orbital Sciences Corp.	$367,255
			367,255
		Agriculture: 0.5%
8,800		Archer-Daniels-Midland Co.	365,816
			365,816
		Chemicals: 4.4%
24,600		Aceto Corp.	188,436
119,800	@,L	Mosaic Co.	1,864,088
47,900		Sensient Technologies Corp.	966,622
			3,019,146
		Commercial Services: 0.9%
9,900	@@	Toppan Printing Co., Ltd. ADR	620,351
			620,351
		Cosmetics/Personal Care: 1.9%
5,200	@@,L	Kao Corp. ADR	1,296,405
			1,296,405
		Distribution/Wholesale: 1.9%
12,000		CDW Corp.	671,160
17,600	@	Tech Data Corp.	638,880
			1,310,040
		Electric: 13.4%
18,700		Alliant Energy Corp.	643,280
19,100		Ameren Corp.	945,259
19,100		American Electric Power Co., Inc.	654,557
25,500	L	DTE Energy Co.	1,030,710
24,500	@@	Energias de Portugal SA ADR	902,090
24,600		Idacorp, Inc.	821,886
6,300	@@	Korea Electric Power Corp. ADR	127,827
23,400	@,L	NRG Energy, Inc.	1,164,150
54,900	L	PNM Resources, Inc.	1,387,323
1,100		Progress Energy, Inc.	46,244
65,500		Puget Energy, Inc.	1,387,945
			9,111,271
		Electronics: 2.1%
6,600	@@,L	Kyocera Corp. ADR	551,100
12,900	@,L	OSI Systems, Inc.	256,839
29,600	@@,#	Samsung SDI Co., Ltd. GDR	624,427
			1,432,366
		Engineering & Construction: 0.4%
9,100	@	Shaw Group, Inc.	242,424
			242,424
		Environmental Control: 1.2%
70,200	@,L	Allied Waste North America, Inc.	837,486
			837,486
		Food: 10.7%
13,800		Albertson’s, Inc.	353,418
50,500		ConAgra Foods, Inc.	1,141,300
2,300	@@	Industrias Bachoco SA de CV ADR	46,345
67,600		Kroger Co.	1,359,436
29,700		Sara Lee Corp.	504,009
35,300	@	Smithfield Foods, Inc.	981,693
178,400		Tyson Foods, Inc.	2,856,184
			7,242,385
		Forest Products & Paper: 3.6%
18,200		Bowater, Inc.	$421,148
29,900	@	Buckeye Technologies, Inc.	233,519
122,000	@@,L	Domtar, Inc.	799,100
72,400	L	Wausau-Mosinee Paper Corp.	967,988
			2,421,755
		Home Builders: 0.2%
11,100	@@	Sekisui House Ltd. ADR	155,941
			155,941
		Insurance: 1.1%
4,200		AON Corp.	149,730
18,400	@,L	CNA Financial Corp.	599,472
			749,202
		Machinery-Construction & Mining: 0.0%
300	@@,L	Komatsu Ltd. ADR	23,923
			23,923
		Machinery-Diversified: 5.5%
112,400	@	AGCO Corp.	2,749,304
2,700		Alamo Group, Inc.	58,698
3,800	@@	CNH Global NV	94,164
15,700	L	Lindsay Manufacturing Co.	346,185
700	@@	Metso Oyj ADR	25,025
14,100	L	Tecumseh Products Co.	306,111
3,400		Tennant Co.	168,810
			3,748,297
		Media: 1.9%
48,100	@,L	Scholastic Corp.	1,265,992
			1,265,992
		Mining: 19.8%
13,900	@@,L	Alumina Ltd. ADR	281,892
29,400	@@	Anglo American PLC ADR	592,113
44,750	@@,L	Anglogold Ashanti Ltd. ADR	2,068,793
125,500	@,@@,L	Apex Silver Mines Ltd.	1,750,725
12,200	@,@@	Banro Corp.	135,420
77,495	@@	Barrick Gold Corp.	2,372,122
351,000	@,@@	Bema Gold Corp.	1,909,440
64,100	@,@@,L	Crystallex International Corp.	267,297
79,600	@,@@	Eldorado Gold Corp.	400,388
84,700	@,@@	Entree Gold, Inc.	100,793
9,000	@@	Falconbridge Ltd.	450,630
14,400	@,@@	Gammon Lake Resources, Inc.	184,032
5,800	@@	Impala Platinum Holdings Ltd. ADR	248,820
46,400	@,@@,L	Lihir Gold Ltd. ADR	2,051,344
26,700	@,@@	Novagold Resources, Inc.	338,823
47,800	@,@@	Orezone Resources, Inc.	83,650
115,600	@,@@	RIO Narcea Gold Mines Ltd.	224,264
			13,460,546
		Oil & Gas: 0.3%
796		Kerr-McGee Corp.	85,053
2,500	@@	Nexen, Inc.	140,125
			225,178
		Oil & Gas Services: 1.6%
18,100	@@	Technip SA ADR	1,086,905
			1,086,905

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing MIDCAP VALUE CHOICE FUND	AS OF MAY 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts: 0.6%
55,500	L	MFA Mortgage Investments, Inc.	$376,290
			376,290
		Telecommunications: 1.3%
40,500	@@	KT Corp. ADR	893,025
			893,025
		Transportation: 3.3%
34,100	L	Genco Shipping & Trading Ltd.	572,198
59,500	@@,L	Navios Maritime Holdings, Inc.	268,345
7,769	@@	TNT NV ADR	286,676
12,000		Union Pacific Corp.	1,113,600
			2,240,819
		Water: 0.7%
20,700	@@,L	Cia de Saneamento Basico do Estado de Sao Paulo ADR	460,575
			460,575
		Total Common Stock (Cost $46,232,118)	52,953,393

Principal Amount			Value
CONVERTIBLE CORPORATE BONDS: 14.2%

		Aerospace/Defense: 2.1%
$1,401,000	C	EDO Corp., 4.000%, due 11/15/25	1,420,264
			1,420,264
		Airlines: 0.8%
640,000	C	JetBlue Airways Corp., 3.500%, due 07/15/33	573,600
			573,600
		Auto Parts & Equipment: 2.6%
3,637,000	C	Lear Corp., 4.740%, due 02/20/22	1,754,853
			1,754,853
		Computers: 0.4%
290,000	C	Quantum Corp., 4.375%, due 08/01/10	272,600
			272,600
		Electrical Components & Equipment: 1.9%
1,754,000	C	GrafTech International Ltd., 1.625%, due 01/15/24	1,289,190
			1,289,190
		Electronics: 0.2%
172,000	C	FEI Co., 5.500%, due 08/15/08	171,785
			171,785
		Environmental Control: 0.9%
652,000	C	Allied Waste North America, Inc., 4.250%, due 04/15/34	611,250
			611,250
		Media: 1.7%
$1,172,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	$1,158,815
			1,158,815
		Mining: 0.4%
379,000	@@,L,C	Apex Silver Mines Ltd., 2.875%, due 03/15/24	279,986
			279,986
		Semiconductors: 2.4%
655,000	L,C	Axcelis Technologies, Inc., 4.250%, due 01/15/07	649,269
262,000	L,C	Brooks Automation, Inc., 4.750%, due 06/01/08	255,450
352,000	C	International Rectifier Corp., 4.250%, due 07/15/07	345,840
356,000	C	Triquint Semiconductor, Inc., 4.000%, due 03/01/07	351,547
			1,602,106
		Telecommunications: 0.8%
617,000	C	Adaptec, Inc., 0.750%, due 12/22/23	535,248
			535,248
		Total Convertible Corporate Bonds (Cost $9,492,388)	9,669,697
		Total Long-Term Investments (Cost $55,724,506)	62,623,090

SHORT-TERM INVESTMENTS: 25.9%
	U.S. Government Agency Obligation: 6.5%
4,450,424	Federal Home Loan Bank, 4.660%, due 06/01/06		4,450,424
	Total U.S. Government Agency Obligation (Cost $4,450,424)		4,450,424
	Securities Lending CollateralCC: 19.4%
13,171,185	The Bank of New York Institutional Cash Reserve Fund		13,171,185
	Total Securities Lending Collateral (Cost $13,171,185)		13,171,185
	Total Short-Term Investments (Cost $17,621,609)		17,621,609
	Total Investments in Securities (Cost $73,346,115)*	118.0%	$80,244,699
	Other Assets and Liabilities-Net	(18.0)	(12,220,697)
	Net Assets	100.0%	$68,024,002

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing MIDCAP VALUE CHOICE FUND	AS OF MAY 31, 2006 (CONTINUED)

#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $73,385,242.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,580,939
Gross Unrealized Depreciation	(721,482)
Net Unrealized Appreciation	$6,859,457

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing SMALLCAP VALUE FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 100.0%
		Auto Parts & Equipment: 23.1%
104,470		American Axle & Manufacturing Holdings, Inc.	$1,831,359
157,637		ArvinMeritor, Inc.	2,643,572
120,270		Cooper Tire & Rubber Co.	1,368,673
261,100	L	Dana Corp.	652,750
181,739	@,L	Goodyear Tire & Rubber Co.	2,311,720
101,860	L	Lear Corp.	2,414,082
104,090	L	Superior Industries International	1,914,215
422,360	@,L	Visteon Corp.	3,133,911
			16,270,282
		Banks: 2.2%
105,590	@@,L	First Bancorp Puerto Rico	1,122,422
61,300	@@	W Holding Co., Inc.	457,298
			1,579,720
		Chemicals: 6.8%
98,105	@@,L	Innospec, Inc.	2,369,236
88,390	L	Sensient Technologies Corp.	1,783,710
143,620		Wellman, Inc.	627,619
			4,780,565
		Commercial Services: 1.3%
33,440		Kelly Services, Inc.	904,886
			904,886
		Computers: 3.2%
907,960	@	Gateway, Inc.	1,561,691
56,640	@	Mentor Graphics Corp.	711,965
			2,273,656
		Electronics: 4.6%
223,780	@	Kemet Corp.	2,139,337
145,390	@,L	Stoneridge, Inc.	1,131,134
			3,270,471
		Food: 8.0%
99,430	L	Chiquita Brands International, Inc.	1,422,843
101,610		Del Monte Foods Co.	1,203,062
51,950	@,L	Gold Kist, Inc.	778,731
212,460	@,L	Interstate Bakeries	1,710,303
1,385,637	@,L	Winn-Dixie Stores, Inc.	540,398
			5,655,337
		Hand/Machine Tools: 1.2%
57,120	L	Starrett (LS) Co.	811,675
			811,675
		Home Builders: 3.9%
143,729		Coachmen Industries, Inc.	1,588,205
200,900	@	National RV Holdings, Inc.	1,145,130
			2,733,335
		Home Furnishings: 4.7%
70,770	L	Kimball International, Inc.	1,061,550
49,290	L	La-Z-Boy, Inc.	737,378
16,668	L	Whirlpool Corp.	1,498,787
			3,297,715
		Household Products/Wares: 2.0%
61,700	L	American Greetings	1,387,633
			1,387,633
		Insurance: 7.2%
26,290	L	Kansas City Life Insurance Co.	$1,203,556
109,428	@,L	KMG America Corp.	933,421
3,395	@	National Western Life Insurance Co.	767,202
76,310		Phoenix Cos., Inc.	1,082,076
105,107	@,L	PMA Capital Corp.	1,087,857
			5,074,112
		Leisure Time: 2.4%
152,536	@	K2, Inc.	1,682,472
			1,682,472
		Machinery-Diversified: 4.1%
147,256		Tecumseh Products Co.	2,871,492
			2,871,492
		Miscellaneous Manufacturing: 1.1%
55,300		Tredegar Corp.	783,601
			783,601
		Retail: 7.0%
26,710		Dillard’s, Inc.	727,046
113,930	@,L	Jo-Ann Stores, Inc.	1,891,238
128,620	L	Pier 1 Imports, Inc.	1,091,984
87,060	@,L	Sharper Image Corp.	1,180,534
			4,890,802
		Semiconductors: 4.8%
168,520	@	Agere Systems, Inc.	2,512,633
324,700	@	ESS Technology	837,726
			3,350,359
		Software: 1.7%
231,600	@,L	Borland Software Corp.	1,225,164
			1,225,164
		Telecommunications: 10.7%
283,410	@	3 Com Corp.	1,278,179
426,016	@,L	Adaptec, Inc.	1,904,292
513,563	@	Cincinnati Bell, Inc.	1,997,760
370,540	@,L	Utstarcom, Inc.	2,364,047
			7,544,278
		Total Common Stock (Cost $83,699,831)	70,387,555

Principal Amount			Value
SHORT-TERM INVESTMENTS: 31.5%

	Securities Lending CollateralCC: 31.5%
$22,214,492	The Bank of New York Institutional Cash Reserve Fund		22,214,492
	Total Securities Lending Collateral (Cost $22,214,492)		22,214,492
	Total Investments in Securities (Cost $105,914,323)*	131.5%	$92,602,047
	Other Assets and Liabilities-Net	(31.5)	(22,204,582)
	Net Assets	100.0%	$70,397,465

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing SMALLCAP VALUE FUND	AS OF MAY 31, 2006 (CONTINUED)

@	Non-income producing security
@@	Foreign issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2006.
*	Cost for federal income tax purposes is $106,238,025.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$6,926,483
Gross Unrealized Depreciation	(20,562,461)
Net Unrealized Depreciation	$(13,635,978)

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing SMALLCAP VALUE CHOICE FUND	AS OF MAY 31, 2006

Shares			Value
COMMON STOCK: 92.7%
		Auto Parts & Equipment: 0.9%
15,500	@	Commercial Vehicle Group, Inc.	$318,370
			318,370
		Banks: 1.0%
14,500	@	Bancorp, Inc.	332,920
			332,920
		Computers: 2.5%
283,200	@	Quantum Corp.	824,112
			824,112
		Diversified Financial Services: 1.4%
9,900		IndyMac Bancorp, Inc.	454,410
			454,410
		Electrical Components & Equipment: 4.0%
41,100	@	General Cable Corp.	1,325,886
			1,325,886
		Electronics: 1.1%
28,400		Keithley Instruments, Inc.	362,100
			362,100
		Environmental Control: 2.7%
20,900	@	Aleris International, Inc.	903,507
			903,507
		Food: 5.1%
68,300		Del Monte Foods Co.	808,672
54,700		Premium Standard Farms, Inc.	908,567
			1,717,239
		Forest Products & Paper: 13.3%
40,500		Bowater, Inc.	937,170
81,400	@	Buckeye Technologies, Inc.	635,734
27,500		Glatfelter	480,700
74,400	@@	Sappi Ltd. ADR	939,672
39,100	@	Smurfit-Stone Container Corp.	468,027
74,200		Wausau-Mosinee Paper Corp.	992,054
			4,453,357
		Hand/Machine Tools: 5.4%
10,700		Kennametal, Inc.	639,860
21,450		Lincoln Electric Holdings, Inc.	1,178,892
			1,818,752
		Home Furnishings: 1.8%
37,800		Hooker Furniture Corp.	607,068
			607,068
		Household Products/Wares: 4.4%
81,400	@	Fossil, Inc.	1,483,922
			1,483,922
		Insurance: 1.4%
27,400	@	PMA Capital Corp.	283,590
77,700	@,@@	Quanta Capital Holdings Ltd.	188,034
			471,624
		Iron/Steel: 4.1%
45,550		Gibraltar Industries, Inc.	$1,268,568
1,150		Reliance Steel & Aluminum Co.	92,702
			1,361,270
		Machinery-Diversified: 7.3%
15,400		Albany International Corp.	615,384
19,300	@	Kadant, Inc.	452,392
54,800		Sauer-Danfoss, Inc.	1,363,424
			2,431,200
		Metal Fabricate/Hardware: 0.9%
11,400	@	RBC Bearings, Inc.	285,342
			285,342
		Mining: 2.6%
20,700	@	Century Aluminum Co.	862,155
			862,155
		Miscellaneous Manufacturing: 3.7%
45,500	@	Griffon Corp.	1,234,870
			1,234,870
		Oil & Gas: 7.5%
31,400	@	Denbury Resources, Inc.	992,240
21,100		Range Resources Corp.	546,490
76,900	@	Warren Resources, Inc.	960,481
			2,499,211
		Oil & Gas Services: 3.1%
67,500	@,@@	Acergy SA ADR	1,032,075
			1,032,075
		Real Estate Investment Trusts: 6.6%
57,200		Anthracite Capital, Inc.	644,072
65,600		HomeBanc Corp	511,680
86,900		New York Mortgage Trust, Inc.	366,718
11,550		RAIT Investment Trust	291,060
19,300		Saxon Capital, Inc.	215,195
23,300		Sunset Financial Resources, Inc.	195,953
			2,224,678
		Retail: 4.3%
57,800		Casey’s General Stores, Inc.	1,294,142
11,400	@	Hot Topic, Inc.	157,776
			1,451,918
		Savings & Loans: 1.9%
32,000	@	Franklin Bank Corp.	636,800
			636,800
		Semiconductors: 2.2%
82,200	@	Mattson Technology, Inc.	736,512
			736,512
		Telecommunications: 1.2%
13,700	@	CommScope, Inc.	400,451
			400,451
		Transportation: 2.3%
39,875	@	Marten Transport Ltd.	780,353
			780,353
		Total Common Stock (Cost $28,821,548)	31,010,102

See Accompanying Notes to Financial Statements

Portfolio of Investments
Ing SMALLCAP VALUE CHOICE FUND	AS OF MAY 31, 2006 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 5.5%

	U.S. Government Agency Obligation: 5.5%
$1,836,000	Federal Home Loan Bank, 4.660%, due 06/01/06		$1,835,762
	Total Short-Term Investments (Cost $1,835,762)		1,835,762
	Total Investments in Securities (Cost $30,657,310)*	98.2%	$32,845,864
	Other Assets and Liabilities-Net	1.8	604,312
	Net Assets	100.0%	$33,450,176

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $30,695,003.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,347,963
Gross Unrealized Depreciation	(1,197,102)
Net Unrealized Appreciation	$2,150,861

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING Convertible Fund
Class A	NII	$0.5566
Class B	NII	$0.3876
Class C	NII	$0.4079
Class Q	NII	$0.5681

ING Real Estate Fund
Class A	NII	$0.4896
Class B	NII	$0.3743
Class C	NII	$0.3664
Class I	NII	$0.5304
Class O	NII	$0.4939
All Classes	STCG	$0.1722
All Classes	LTCG	$0.9622

ING Disciplined LargeCap Fund
Class A	NII	$0.0396

ING Financial Services Fund
Class A	NII	$0.2217
Class B	NII	$0.0177
Class C	NII	$0.2725
Class O	NII	$0.2480
All Classes	STCG	$0.4058
All Classes	LTCG	$1.5796

ING LargeCap Value Fund
Class A	NII	$0.0887
Class B	NII	$0.0052
Class C	NII	$0.0135
Class I	NII	$0.1169
All Classes	STCG	$0.4348
All Classes	LTCG	$0.1392

ING MagnaCap Fund
Class A	NII	$0.1228
Class B	NII	$0.0240
Class C	NII	$0.0210
Class I	NII	$0.1490
Class M	NII	$0.0624

ING MidCap Value Fund
All Classes	STCG	$0.9288
All Classes	LTCG	$0.8178

ING MidCap Value Choice Fund
Class A	NII	$0.0397
Class B	NII	$0.0050
Class C	NII	$0.0089
Class I	NII	$0.0552
All Classes	STCG	$0.1140

ING SmallCap Value Fund
All Classes	STCG	$2.2274
All Classes	LTCG	$0.9584
All Classes	ROC	$0.0186

ING SmallCap Value Choice Fund
Class A	NII	$0.0476
Class B	NII	$0.0025
Class C	NII	$0.0102
Class I	NII	$0.0698
All Classes	STCG	$0.0800

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain
ROC — Return of capital

Of the ordinary distributions made during the year ended May 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Convertible Fund	66.41%
ING Disciplined LargeCap Fund	99.50%
ING Financial Services Fund	99.67%
ING LargeCap Value Fund	43.41%
ING MagnaCap Fund	100.00%
ING MidCap Value Fund	17.64%
ING MidCap Value Choice Fund	12.48%
ING SmallCap Value Fund	13.62%
ING SmallCap Value Choice Fund	8.79%

For the year ended May 31, 2006, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Convertible Fund	66.41%
ING Disciplined LargeCap Fund	100.00%
ING Financial Services Fund	99.67%
ING LargeCap Value Fund	43.14%
ING MagnaCap Fund	100.00%
ING MidCap Value Fund	17.49%
ING MidCap Value Choice Fund	17.00%
ING SmallCap Value Fund	13.57%
ING SmallCap Value Choice Fund	9.58%

Pursuant to Internal Revenue Code Section 871(k), the Funds designate the following percentages of ordinary distributions as interest-related dividends:

ING Convertible Fund	45.43%
ING Financial Services Fund	0.65%
ING LargeCap Value Fund	0.07%
ING MagnaCap Fund	2.23%
ING MidCap Value Choice Fund	4.36%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent Trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Independent Trustees:

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	174	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	174	None.

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	174	None.

R. Barbara Gitenstein 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	174	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	174	Assured Guaranty Ltd. (April 2004 - Present).

Walter H. May 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	October 1999 - Present	Retired.	174	None.

Jock Patton 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Trustee	October 1999 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	174	JDA Software Group, Inc. (January 1999 -Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2006 - Present	Consultant (May 2001 - Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 - April 2001).	174	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

David W.C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	October 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	174	Principled Equity Market Trust (December 1996 - Present), and Asian American Bank and Trust Company. (June 1993 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	174	AmeriGas Propane, Inc. (January 1998 - Present); and UGI Corporation (February 2006 - Present).

Richard A. Wedemeyer(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Trustee	February 2001 - May 2006	Retired. Formerly, Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002).	174	American Independence Funds Trust (July 2005 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(3)(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	February 2001 - April 2006	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, ING U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, ING U.S. Worksite Financial Services (December 2000 - September 2001).	215

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

John G. Turner(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	October 1999 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	214	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.
(2)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)

Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)

Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)	Effective May 25, 2006, Mr. Richard A. Wedemeyer retired from the Board.
(6)	Effective April 28, 2006, Mr. Thomas J. Mclnerney resigned from the Board of the ING Funds and was removed from the Board’s Committees.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 57	President and Chief Executive Officer	February 2001 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (December 2000 - Present). Formerly, Chief Operating Officer, ING Investments, LLC(2) (December 2000 - March 2006).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Executive Vice President	February 2002 - Present

Executive Vice President, ING Investments, LLC(2) (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments,
LLC(2), ING Life Insurance and Annuity Company and Directed Services, Inc. (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005); and Senior Vice President, ING Investments,
LLC(2) (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	Executive Vice President	February 2002 - Present

Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC(2) (August 2000 - January 2003).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present November 1999 - Present

Executive Vice President and Chief Operating Officer, ING Funds Services, LLC(3) and ING Investments, LLC(2) (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 - Present). Formerly, Senior Vice President, ING Investments,
LLC(2) (August 1999 - March 2006).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 51	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investments, LLC(2), ING Life Insurance and Annuity Company and Directed Services, Inc. (March 2006 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3)
(September 2002 - March 2005); and Director, Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 41	Senior Vice President	November 2003 - Present

Senior Vice President and Assistant Secretary, ING Investments, LLC(2)
(October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2)
(January 2001 - October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2006 - Present); Counsel, ING U.S. Financial Services (January 2004 - March 2006); Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 35	Senior Vice President	June 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (September 2001 - May 2006).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 38	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor,
LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present) and Director of Compliance (October 2004 - Present), ING Investments, LLC.(2) Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	September 2004 - Present

Vice President, ING Funds Services,
LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services,(3) LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments,
LLC(2) (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 40	Vice President	March 2005 - Present

Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Funds Services, LLC(3) (April 2004 - April 2005); Manager, Financial Reporting, ING Funds Services, LLC(3) (August 2002 - April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2006 - Present

Vice President, ING Funds Services,
LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006). Formerly, Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 29	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Healy A. Webb 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2006 - Present

Managing Paralegal, ING Funds Services, LLC(3) (May 2006 - Present) Formerly, Supervisor, ING Funds Services, LLC(3) (August 2005 - May 2006); Project Manager, ING Funds Services, LLC(3) (February 2002 - August 2005); and Fund Administration and Compliance Associate, Capital Research and Management Company (August 1998 - January 2002).

(1)	The Officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Series Fund, Inc. was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING Value Opportunity Fund and ING MagnaCap Fund (“MagnaCap Fund”), providing for the reorganization of ING Value Opportunity Fund with and into MagnaCap Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING Value Opportunity Fund	1	836,875	91,471	17,685	—	946,031
ING Value Opportunity Fund	2	827,858	96,138	22,035	—	946,031

*                 The Shareholder Meeting for ING Value Opportunity Fund (both proposals) was adjourned to November 29, 2005.

A special meeting of shareholders of the ING Equity Trust was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of ING SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING SmallCap Opportunities Fund	1	2,061,113	75,186	81,044	—	2,217,343
ING SmallCap Opportunities Fund	2	2,010,039	111,546	95,758	—	2,217,343

*                 The Shareholder Meeting for ING SmallCap Opportunities Fund (both proposals) was adjourned to November 29, 2005.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special adjournment meeting of shareholders of the ING Series Fund, Inc. was held November 29, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING Value Opportunity Fund and ING MagnaCap Fund (“MagnaCap Fund”), providing for the reorganization of ING Value Opportunity Fund with and into MagnaCap Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING Value Opportunity Fund	1	1,214,539	91,770	393,520	—	1,699,829
ING Value Opportunity Fund	2	1,203,409	99,555	396,865	—	1,699,829

A special adjournment meeting of shareholders of the ING Equity Trust was held November 29, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of ING SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING SmallCap Opportunities Fund	1	2,518,538	84,976	92,350	—	2,695,864
ING SmallCap Opportunities Fund	2	2,466,775	120,120	108,969	—	2,695,864

*                 The Shareholder Meeting for ING SmallCap Opportunities Fund (both proposals) was adjourned to December 27, 2005.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special adjournment meeting of shareholders of the ING Equity Trust was held December 27, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of ING SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING SmallCap Opportunities Fund	1	3,114,299	98,521	100,792	—	3,313,612
ING SmallCap Opportunities Fund	2	2,911,051	280,470	122,091	—	3,313,612

*                 The Shareholder Meeting for ING SmallCap Opportunities Fund (both proposals) was adjourned to January 19, 2006.

A special adjournment meeting of shareholders of the ING Equity Trust was held January 19, 2006, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve an Agreement and Plan of Reorganization by and among ING SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of ING SmallCap Opportunities Fund with and into Small Company Fund; and

2                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results*:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING SmallCap Opportunities Fund	1	3,114,419	98,521	100,908	—	3,313,848
ING SmallCap Opportunities Fund	2	2,911,171	280,470	122,207	—	3,313,848

*                 The ING SmallCap Opportunities Fund was unable to obtain sufficient shareholder votes to establish quorum needed to consider and approve the proposed merger. At the January 19th Unified Board meeting, the Unified Board approved rescinding the merger of ING SmallCap Opportunities Fund into ING Small Company Fund. Both Funds will remain in the product line-up.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15 of the Investment Company Act of 1940 mandates that, when a Fund enters into new advisory or sub-advisory arrangements, the Board of Trustees (the “Board”) of ING Equity Trust (“IET”), including a majority of the Trustees who have no direct or indirect interest in the Investment Management and Sub-Advisory Agreements governing those arrangements, and who are not “interested persons” of the Funds, as such term is defined under the Investment Company Act of 1940 (the “IET Non-Interested Trustees”), must approve those Investment Management and Sub-Advisory Agreements. Therefore, in order for a new series of IET to be launched, the Board must approve an Investment Management Agreement and Sub-Advisory Agreement for that series prior to the commencement of its operations.

At a meeting held on November 10, 2005, the Board considered the approval of new Investment Management Agreements and Sub-Advisory Agreements for the following two Funds, each of which is a series of IET that recently commenced operations: ING Fundamental Research Fund and ING Opportunistic LargeCap Fund. After consideration, the Board voted to approve the Investment Management and Sub-Advisory Agreements for each of these Funds for initial terms that end on November 30, 2007.

In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings with respect to ING Investments, LLC (“ING Investments”), the proposed investment adviser to the Funds, and ING Investment Management Co. (“ING IM”), the proposed sub-adviser to the Funds. The Board also considered information prepared specifically in connection with their deliberations with respect to the approval of the advisory and sub-advisory arrangements for these Funds. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Investment Management Agreement and Sub-Advisory Agreement for each Fund were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is a discussion of certain factors the Board considered at the November 10, 2005 meeting in considering the advisory and sub-advisory arrangements for the new Funds. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to approve the Investment Management and Sub-Advisory Agreements for the Funds’ initial terms ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to approve new advisory and sub-advisory arrangements. Among the measures the Board implemented was to retain the services of an independent consultant with experience in the mutual fund industry to assist the IET Non-Interested Trustees in working with the personnel employed by ING Investments, the Funds’ investment adviser, or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Trustees when considering advisory and sub-advisory relationships and to establish the format in which the information requested by the Board in this context is provided to the Board. The end result was the implementation of the current process relied upon by the Board to analyze information in connection with its review and approval of new advisory and sub-advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee (the “DE IRC”). The type and format of the information provided to the Board or its counsel to inform deliberations with respect to Investment Management and Sub-Advisory Agreements has been codified in the Funds’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with deliberations regarding advisory and sub-advisory relationships. Management provides certain Fund-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review of new Investment Management and Sub-Advisory Agreements.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide. The Investment Review Committees, including the DE IRC, also meet regularly with ING Investments and with ING IM. The Board employed its process for reviewing contracts when considering whether to approve Investment Management and Sub-Advisory Agreements for the new Funds.

Nature, Extent and Quality of Service

In determining whether to approve the Investment Management and Sub-Advisory Agreements for the Funds for their initial terms ending November 30, 2007, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services to be provided to the Funds by ING Investments and ING IM. This included information about ING Investments and ING IM provided throughout the year at regular Board meetings in the context of their services to other Funds in the ING Funds complex, as well as information furnished for the November 10, 2005 Board meeting.

The materials requested by and provided to the Board and/or its legal counsel prior to the November 10, 2005 Board meeting included the following items: (1) FACT sheets for each Fund that provide information about the proposed expenses of the Fund and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s proposed objectives and strategies; (2) responses to a detailed series of questions from K&LNG, legal counsel to the IET Non-Interested Trustees; (3) copies of each form of proposed Investment Management Agreement and Sub-Advisory Agreement; (4) drafts of narrative summaries addressing key factors the Board could consider in determining whether to approve the new Investment Management and Sub-Advisory Agreements; and (5) other information relevant to the Board’s evaluations.

In arriving at its conclusions with respect to the advisory arrangements with ING Investments, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board reviewed the level of staffing, quality and experience of each Fund’s proposed portfolio management team. The Board took into account the respective resources and reputations of ING Investments and ING IM, and evaluated the ability of ING Investments and ING IM to attract and retain qualified investment advisory personnel.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services to be provided by ING Investments and ING IM would be appropriate in light of the Funds’ anticipated operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by ING Investments and ING IM would be appropriate.

Economies of Scale

In considering the reasonableness of the proposed advisory fees, the Board considered whether economies of scale will be realized by ING Investments as a Fund grows larger and the extent to which this is reflected in the level of management fee rates to be charged. In this regard, the Board noted any breakpoints in advisory fee schedules that may result in a lower advisory fee in the future when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that any breakpoints would inure to the benefit of ING Investments, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that would result in savings to the Funds.

Fee Rates and Profitability

The Board reviewed and considered each proposed contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to ING Investments. The Board also considered the proposed contractual sub-advisory fee rates payable by ING Investments to ING IM for sub-advisory services.

The Board considered the fee structures of the Funds as they relate to the services to be provided under the Agreements, and the potential fall-out benefits to ING Investments and ING IM, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to ING Investments and ING IM are reasonable for the services, which were considered in light of the nature and quality of the services that each is expected to perform through the initial term ending November 30, 2007.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding ING Investments’ and ING IM’s profitability. The Board also recognized that profitability

ADVISORY CONTRACT APPROVAL DISCUSSION (uNAUDITED) (CONTINUED)

analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and ING Investments’ profitability considered by the Board, after considering the factors described in this section the Board concluded that the profits, if any, to be realized by ING Investments would not be excessive.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to approving the Investment Management and Sub-Advisory Agreements for the Funds’ initial terms ending November 30, 2007. These specific factors are in addition to those considerations discussed above. Each Fund’s proposed management fee and estimated expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Fundamental Research Fund

In determining whether to approve the Investment Management and Sub-Advisory Agreements for ING Fundamental Research Fund (“Fundamental Research Fund”), the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for Fundamental Research Fund, should be approved for the Fund. The materials provided to the Board and/or its legal counsel in support of the proposed advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of Fundamental Research Fund that discusses, among other things, the performance of ING IM in managing ING VP Fundamental Research Fund Portfolio (“VP Fundamental”), an ING Fund managed in a style substantially similar to that in which Fundamental Research Fund would be managed, with such performance being compared against the Fund’s Morningstar Category average and proposed primary benchmark; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the performance of VP Fundamental against that of the Fund’s Selected Peer Group and its Morningstar category median; (4) responses from ING Investments and ING IM to questions posed by K&LNG, independent legal counsel, on behalf of the IET Non-Interested Trustees; (5) supporting documentation, including copies of the forms of Investment Management and Sub-Advisory Agreements for Fundamental Research Fund; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of ING Investments’ oversight of other sub-advisers managing Funds in the ING Funds complex, and by ING IM in connection with its management of other Funds in the ING Funds complex.

At November 2005 meeting, the Board received and evaluated the report of the DE IRC. The Board also considered that Fundamental Research Fund would be subject to the standard policies and procedures of IET previously approved by the Board for other series of IET and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940 (the “1940 Act”). The Board also noted that, in managing the Fund, ING Investments and ING IM each would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 (the “Advisers Act”) that had been previously approved by the Board in connection with other Funds.

The Board’s consideration of whether to approve the Investment Management Agreement with ING Investments on behalf of Fundamental Research Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by ING Investments to Fundamental Research Fund under the proposed Investment Management Agreement; (2) ING Investments’ experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) ING Investments’ strength and reputation within the industry; (4) the fairness of the compensation under the proposed Investment Management Agreement in light of the services to be provided to Fundamental Research Fund and taking into account the sub-advisory fees payable by ING Investments to ING IM; (5) the fairness of ING Investments’

ADVISORY CONTRACT APPROVAL DISCUSSION (uNAUDITED) (CONTINUED)

compensation under an Investment Management Agreement with a breakpoint fee schedule where it is unknown whether or when the asset level necessary to achieve a breakpoint discount would be reached by the Fund; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Fundamental Research Fund, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for Fundamental Research Fund is below the median and the average management fees of the funds in Fundamental Research Fund’s Selected Peer Group, and (b) the estimated expense ratio, taking into account the proposed expense limit, for Fundamental Research Fund is below the median and the average expense ratios of the funds in Fundamental Research Fund’s Selected Peer Group; (7) the projected profitability of ING Investments when sub-advisory fees payable by ING Investments to ING IM are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including its management team’s expertise in the management of other Funds; (9) ING Investments’ compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by ING Investments at regular Board meetings, and in anticipation of the November 2005 meeting, with respect to its capabilities as a manager-of-managers; and (11) “fall-out benefits” to ING Investments and its affiliates that were anticipated to arise from ING Investments’ management of the Fund.

In reviewing the proposed Sub-Advisory Agreement with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view of the reputation of ING IM as a manager to similar funds; (2) ING IM’s strength and reputation in the industry; (3) ING IM’s experience and skill in managing similar funds, including VP Fundamental; (4) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Agreement; (5) the prior performance of VP Fundamental, compared to the Fund’s Morningstar Category average, Morningstar Category median, its proposed primary benchmark and the performance of the funds in the Fund’s Selected Peer Group; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (7) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of ING IM as Fundamental Research Fund’s sub-adviser; (8) the costs for the services to be provided by ING IM, including that it would charge a sub-advisory fee with breakpoints, and that the sub-advisory fee would be payable out of ING Investments’ advisory fee and, therefore, these breakpoint discounts would affect the fees payable by ING Investments; (9) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of other Funds in the ING Funds complex; (10) ING IM’s financial condition; (11) the appropriateness of the selection of ING IM in light of Fundamental Research Fund’s proposed investment objective and prospective investor base; and (12) ING IM’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code.

In analyzing the performance data of VP Fundamental, the Board noted Management’s representations that while the performance history of VP Fundamental was limited, VP Fundamental nonetheless had performed well versus its benchmark and Morningstar Category average during its first full quarter of operation.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (4) each of ING Investments and ING IM maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Investment Management and Sub-Advisory Agreements for Fundamental Research Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (uNAUDITED) (CONTINUED)

ING Opportunistic LargeCap Fund

In determining whether to approve the Investment Management and Sub-Advisory Agreements for ING Opportunistic LargeCap Fund (“Opportunistic LargeCap Fund”), the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for Opportunistic LargeCap Fund, should be approved for the Fund. The materials provided to the Board and/or its legal counsel in support of the proposed advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of Opportunistic LargeCap Fund that discusses, among other things, the performance of ING IM in managing separate accounts in the opportunistic equity style (the “Composite), with such performance being compared against the Fund’s Morningstar Category average and proposed primary benchmark; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the performance of the Composite against that of the Fund’s Selected Peer Group and its Morningstar category median; (4) responses from ING Investments and ING IM to questions posed by K&LNG, independent legal counsel, on behalf of the IET Non-Interested Trustees; (5) supporting documentation, including copies of the forms of Investment Management and Sub-Advisory Agreements for Opportunistic LargeCap Fund; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of ING Investments’ oversight of other sub-advisers managing Funds in the ING Funds complex, and by ING IM in connection with its management of other Funds in the ING Funds complex.

At the Board meeting at which the Investment Management and Sub-Advisory Agreements were considered, the Board received and evaluated the report of the DE IRC, which had met with the proposed managers to the new Fund. The Board also considered that Opportunistic LargeCap Fund would be subject to the standard policies and procedures of IET previously approved by the Board for other series of IET and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Fund, ING Investments and ING IM each would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act that had been previously approved by the Board in connection with other Funds.

The Board’s consideration of whether to approve the Investment Management Agreement with ING Investments on behalf of Opportunistic LargeCap Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by ING Investments to Opportunistic LargeCap Fund under the proposed Investment Management Agreement; (2) ING Investments’ experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) ING Investments’ strength and reputation within the industry; (4) the fairness of the compensation under the proposed Investment Management Agreement in light of the services to be provided to Opportunistic LargeCap Fund and taking into account the sub-advisory fees payable by ING Investments to ING IM; (5) the fairness of ING Investments’ compensation under an Investment Management Agreement with a breakpoint fee schedule where it is unknown whether or when the asset level necessary to achieve a breakpoint discount would be reached by the Fund; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Opportunistic LargeCap Fund, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for Opportunistic LargeCap Fund is below the median and the average management fees of the funds in Opportunistic LargeCap Fund’s Selected Peer Group, and (b) the estimated expense ratio for Opportunistic LargeCap Fund is below the median and the average expense ratios of the funds in Opportunistic LargeCap Fund’s Selected Peer Group; (7) the projected profitability of ING Investments when sub-advisory fees payable by ING Investments to ING IM are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including its management team’s expertise in the management of other Funds; (9) ING Investments’ compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by ING Investments at regular Board meetings, and in anticipation of the November 2005 meeting, with respect to its capabilities as a manager-of-managers; and (11) “fall-out benefits” to ING Investments and its affiliates that were anticipated to arise from ING Investments’ management of the Fund.

ADVISORY CONTRACT APPROVAL DISCUSSION (uNAUDITED) (CONTINUED)

In reviewing the proposed Sub-Advisory Agreement with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view of the reputation of ING IM as a manager to similar investment portfolios; (2) ING IM’s strength and reputation in the industry; (3) ING IM’s experience and skill in managing the Composite; (4) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Agreement; (5) the prior performance of the Composite, compared to the Fund’s Morningstar Category average, Morningstar Category median, its proposed primary benchmark and the performance of the funds in the Fund’s Selected Peer Group; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (7) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of ING IM as Opportunistic LargeCap Fund’s sub-adviser; (8) the costs for the services to be provided by ING IM, including that it would charge a sub-advisory fee with breakpoints, and that the sub-advisory fee would be payable out of ING Investments’ advisory fee and, therefore, these breakpoint discounts would affect the fees payable by ING Investments; (9) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of other Funds in the ING Funds complex; (10) ING IM’s financial condition; (11) the appropriateness of the selection of ING IM in light of Opportunistic LargeCap Fund’s proposed investment objective and prospective investor base; and (12) ING IM’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (4) each of ING Investments and ING IM maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Investment Management and Sub-Advisory Agreements for Opportunistic LargeCap Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Convertible Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Fund
ING International Capital Appreciation Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

International Fixed-Income Fund
ING Emerging Markets Fixed Income Fund

International Fund-of-Funds
ING Diversified International Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

*                      An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrants uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrants’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel
Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-UDEABCIMOQ (0506-072806)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $598,759 for year ended May 31, 2006 and $319,838 for year ended May 31, 2005.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $40,093 for the year ended May 31, 2006 and $27,948 for the year ended May 31, 2005.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $136,071 in the year ended May 31, 2006 and $183,916 in the year ended May 31, 2005.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended May 31, 2006 and $8,100 for the year ended May 31, 2004.

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

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FORM OF

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  November 9, 2005

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre- Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre- Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:             January 1, 2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $412,710 for year ended May 31, 2006 and $515,519 for year ended May 31, 2005.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: August 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: August 3, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 3, 2006

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